SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  X

Filed by a Party other than the Registrant __

Check the appropriate box:
    __     Preliminary Proxy Statement
     X     Definitive Proxy Statement
    __     Definitive Additional Materials
    __     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
    __ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                     ALTERNATE MARKETING NETWORKS, INC.
              (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    __     No fee required
    __ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

     X     Fee paid previously with preliminary materials.

    __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF ALTERNATE MARKETING NETWORKS, INC. FOR THE
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 23, 2002

     The undersigned shareholder of Alternate Marketing Networks, Inc., a Michigan corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 24, 2002, and hereby appoints Phillip D. Miller proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Alternate Marketing Networks, Inc. to be held on Tuesday, July 23, 2002, at 11:00 a.m. local time, at the offices of PricewaterhouseCoopers, LLP, located at 333 Bridge Street NW, Suite 505, Grand Rapids, Michigan, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, on the matters set forth below:

     1. PROPOSAL TO APPROVE TRANSACTION PURSUANT TO AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION DATED MAY 31, 2002 AMONG THE COMPANY, HENCIE, INC. AND THE MAJORITY HENCIE SHAREHOLDERS (THE "TRANSACTION"):

         ______ FOR          ______ AGAINST          _______ ABSTAIN

     2. PROPOSAL TO AMEND AND RESTATE THE 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN:

         ______ FOR          ______ AGAINST          _______ ABSTAIN

     3. IF THE TRANSACTION IS NOT APPROVED, PROPOSAL TO SET THE NUMBER OF DIRECTORS OF THE COMPANY AT THREE AND TO ELECT THE THREE DIRECTORS LISTED
BELOW:

     ______ FOR all nominees listed      ______ WITHHOLD authority to vote
            below (except as indicated)         all nominees listed below


     Phillip D. Miller     Thomas Hiatt     Brad Moore

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE:

             PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY















THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE PROPOSAL TO APPROVE THE TRANSACTION; (2) FOR THE PROPOSAL TO AMEND AND RESTATE THE 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN; AND (3) IF THE TRANSACTION IS NOT APPROVED, FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

_____________________________________          Date: ______________________
Signature

_____________________________________          Date: ______________________
Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)








































                     ALTERNATE MARKETING NETWORKS, INC.
                          One Ionia SW, Suite 520
                          Grand Rapids, MI 49503
                              (616) 235-0698


June 24, 2002



Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 11:00 a.m., on Tuesday, July 23, 2002, at 333 Bridge Street NW, Suite 505, Grand Rapids, Michigan.

     This year you are presented with proposals to (1) approve a transaction pursuant to an Amended and Restated Agreement and Plan of Reorganization dated May 31, 2002 among the Company, Hencie, Inc. and the Majority Hencie Shareholders (the "Transaction"), (2) amend and restate the 1995 Long-Term Incentive and Stock Option Plan, and (3) if the Transaction is not approved, set the number of directors of the Company at three and to elect three directors. Following the formal business of the meeting, I will report on the affairs of the Company and respond to questions of general interest to shareholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                  Very truly yours,

                                  /s/ Phillip D. Miller

                                  Phillip D. Miller
                                  Chairman and Chief Executive Officer



















                     ALTERNATE MARKETING NETWORKS, INC.
                          One Ionia SW, Suite 520
                          Grand Rapids, MI  49503
                              (616) 235-0698

                 _________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JULY 23, 2002
                 _________________________________________

To the shareholders of Alternate Marketing Networks, Inc.:

     The annual meeting of shareholders of Alternate Marketing Networks, Inc., a Michigan corporation ("ALTM," "Alternate Marketing," or the "Company"), will be held on July 23, 2002, at 11:00 a.m., Eastern Standard Time, at the offices of PricewaterhouseCoopers LLP, located at 333 Bridge Street NW, Suite 505, Grand Rapids, Michigan, for the following purposes:

(1) To approve a transaction pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Transaction Agreement"), dated as of May 31, 2002, by and among Alternate Marketing, Hencie, Inc., a Delaware corporation ("Hencie"), Alternate Marketing Networks, Inc., a Delaware corporation which is a wholly-owned subsidiary of Alternate Marketing ("New ALTM"), ALTM Combination Co., a Delaware corporation which is a wholly-owned subsidiary of Alternate Marketing ("Merger Sub"), Adil Khan, a principal shareholder and founder of Hencie, and certain other principal shareholders of Hencie (collectively with Adil Khan, the "Majority Hencie Shareholders"). Subject to the approval of the shareholders of Alternate Marketing and the satisfaction (or waiver, if permitted) of the other conditions contained in the Transaction
Agreement:

     (a)  Alternate Marketing will merge into New ALTM;

     (b) New ALTM will issue shares of New ALTM common stock to the Majority Hencie Shareholders in exchange for each outstanding share of Hencie held by them;

     (c) Each share of Alternate Marketing common stock will be automatically converted into one share of New ALTM common stock; and

     (d) Merger Sub will merge into Hencie and New ALTM will issue shares of New ALTM common stock to the remaining Hencie shareholders (the "Minority Hencie Shareholders"); provided, however, that New ALTM reserves the right to effect the acquisition of Hencie stock from the Minority Hencie Shareholders by means other than the subsidiary merger.

     Items (a) through (d) are referred to in the proxy statement, collectively, as the "Transaction." As a result of the Transaction, Hencie will become a wholly-owned subsidiary of New ALTM.

(2) Whether or not the Transaction is approved, to amend the 1995 Long-Term Incentive and Stock Option Plan.

(3) If the Transaction is not approved, to set the number of directors of ALTM at three and to elect three directors.

(4) To transact such other business as may properly come before the meeting. These matters are more fully described in the proxy statement accompanying this notice.

     Our board of directors has fixed the close of business on June 6, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the meeting in person. Whether you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                  By order of the board of directors

Grand Rapids, Michigan            /s/ Phillip D. Miller
June 24, 2002                     Phillip D. Miller, Chief Executive Officer


































                      ALTERNATE MARKETING NETWORKS, INC.
                          One Ionia S.W., Suite 520
                           Grand Rapids, MI  49503
                                (616) 235-0698

                     ___________________________________

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 23, 2002

                      __________________________________


     The enclosed proxy is solicited on behalf of the board of directors of Alternate Marketing Networks, Inc., a Michigan corporation ("ALTM", "Alternate Marketing" or the "Company"), for use at the annual meeting of shareholders to be held on July 23, 2002 at 11:00 a.m., Eastern Standard Time, at the offices of PricewaterhouseCoopers LLP located at 333 Bridge Street NW, Suite 505, Grand Rapids, Michigan. The date of this proxy statement is June 24, 2002, and it is first being mailed to Alternate Marketing shareholders on or about June 24, 2002.

     At the meeting, you will be asked to act upon the following matters:

          To approve a transaction pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Transaction Agreement"), dated as of May 31, 2002, by and among Alternate Marketing, Hencie, Inc., a Delaware corporation ("Hencie"), Alternate Marketing Networks, Inc., a Delaware corporation which is a wholly-owned subsidiary of Alternate Marketing ("New ALTM"), ALTM Combination Co., a Delaware corporation which is a wholly-owned subsidiary of Alternate Marketing ("Merger Sub"), Adil Khan, a principal shareholder and founder of Hencie, and certain other principal shareholders of Hencie (collectively, with Adil Khan, "Majority Hencie Shareholders").
Subject to the approval of the shareholders of Alternate Marketing and the satisfaction (or waiver, if permitted) of the other conditions contained in the Transaction Agreement:

          (a) Alternate Marketing will merge into New ALTM (see "THE TRANSACTION-Reincorporation Merger" beginning on page 34 of this proxy statement);

          (b) New ALTM will issue shares of New ALTM common stock to the Majority Hencie Shareholders in exchange for each outstanding share of Hencie held by them (see "CERTAIN TERMS OF THE TRANSACTION-Consideration to be Received in the Transaction" beginning on page 48 of this proxy statement);

          (c) Each share of Alternate Marketing common stock will be automatically converted into one share of New ALTM common stock (see "THE TRANSACTION" beginning on page 31 of this proxy statement); and

          (d) Merger Sub will merge into Hencie and New ALTM will issue shares of New ALTM common stock to the remaining Hencie shareholders (the "Minority Hencie Shareholders"); provided, however, that New ALTM reserves the right to acquire Hencie stock from the Minority Hencie Shareholders by means other than the subsidiary merger (see "THE TRANSACTION" beginning on page 31 of this proxy statement).

          Items (a) through (d) above are referred to in the proxy statement, collectively, as the "Transaction." As a result of the Transaction, Hencie will become a wholly-owned subsidiary of New ALTM. See "THE TRANSACTION" beginning on page 31 of this proxy statement.

          Whether or not the Transaction is approved, to amend the 1995 Long-Term Incentive and Stock Option Plan. See "PROPOSAL TO AMEND 1995 OPTION PLAN" beginning on page 78 of this proxy statement.

          If the Transaction is not approved, to set the number of directors of ALTM at three and to elect three directors. See "ELECTION OF DIRECTORS OF ALTERNATE MARKETING" beginning on page 104 of this proxy statement.

     Approval of the Transaction will also constitute: (i) approval of the Amended and Restated Certificate of Incorporation of New ALTM and Bylaws of New ALTM and (ii) election of a board of directors of New ALTM consisting of Phillip D. Miller, Brad Moore, and Thomas Hiatt (all of whom are currently members of the board of directors of Alternate Marketing), Adil Khan, and a nominee of Adil Khan. These matters are conditions set forth in the Transaction Agreement and are material, non-waivable terms of the acquisition. If you oppose these actions and would vote against them if presented separately, you should vote against adoption of the Transaction Agreement and against the Transaction, as presented above. See "CERTAIN TERMS OF THE AGREEMENT-Conditions to the Transaction" beginning on page 51 of this proxy statement.

     A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2001 is enclosed for your information. The annual report describes the financial condition of the Company as of December 31, 2001. Portions of the annual report are incorporated by reference in this proxy statement.

     We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock and we will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

     Alternate Marketing common stock is listed on the Nasdaq SmallCap Market under the trading symbol "ALTM." Hencie is privately held. We intend to use our best efforts to cause the stock of New ALTM to continue to be listed on the Nasdaq SmallCap Market under the ALTM trading symbol after completion of the Transaction. However, we cannot assure you that listing of the New ALTM stock will be maintained. See "RISK FACTORS-Risks Related to the Transaction" beginning on page 9 of this proxy statement.

     The board of directors of Alternate Marketing has unanimously approved the matters described in this document and recommends that the shareholders of Alternate Marketing do the same. Your vote is very important. Please take the time to complete and mail the enclosed proxy card to Alternate Marketing. The board of directors of Hencie and the Majority Hencie Shareholders have approved the Transaction. See "THE TRANSACTION-Background of the Transaction and Recommendation of the Board of Directors" beginning on page 32 of this proxy statement. The Majority Hencie Shareholders hold more than 80% of the shares of voting common stock of Hencie. Accordingly, subject to satisfaction of certain conditions set forth in the Transaction Agreement and approval by the ALTM shareholders, both parties are committed to consummate the Transaction.

     We strongly urge you to read and carefully consider this proxy statement in its entirety, including the matters referred to under "RISK FACTORS" beginning on page 9 of this proxy statement.

     You may vote on the matters described in this document if you own shares of Alternate Marketing common stock as of the close of business on June 6, 2002.

     The Securities and Exchange Commission (the "SEC") allows us to "incorporate by reference," which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superceded by information in this proxy statement. You may obtain this information without charge from Alternate Marketing by written or oral request as described under "WHERE YOU CAN FIND MORE INFORMATION" on page 109. To obtain timely delivery of the information, please make your request no later than July 15, 2002.

     Neither the SEC nor any state securities regulators have approved the Alternate Marketing common stock to be issued in the Transaction or determined if this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

     The date of this proxy statement is June 24, 2002, and it is first being mailed to Alternate Marketing shareholders on or about June 24, 2002.



























                             TABLE OF CONTENTS

                                                                          Page

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE ANNUAL MEETING           1
DEFINED TERMS                                                                5
SUMMARY                                                                      6
RISK FACTORS                                                                 9
  Risks Related to the Transaction                                           9
  Risks Related to Failure to Complete the Transaction                      12
  Risks Related to the Business of New ALTM after the Transaction           13
MARKET PRICE INFORMATION                                                    24
COMPARATIVE PER SHARE DATA                                                  25
ALTERNATE MARKETING SELECTED FINANCIAL DATA                                 26
HENCIE SELECTED FINANCIAL DATA                                              27
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS                 27
THE TRANSACTION                                                             31
  Background of the Transaction                                             32
  Recommendation of the Board of Directors; Reasons for the Transaction     32
  The Transaction                                                           33
  Time of Closing                                                           34
  Reincorporation Merger                                                    34
  Treatment of Stock Options and Warrants                                   34
  Interests of Certain Persons in the Transaction                           34
  Opinion of Financial Advisor to Alternate Marketing                       35
  Appraisal Rights                                                          47
CERTAIN TERMS OF THE AGREEMENT                                              47
  Consideration to be Received in the Transaction                           48
  Treatment of Hencie Options and Warrants                                  48
  Covenants                                                                 48
  Representations and Warranties                                            50
  Conditions to the Transaction                                             51
  Termination                                                               52
  Expenses                                                                  53
  Registration Rights Agreement                                             53
  Employment Agreements                                                     54
  Khan Option                                                               55
  Management of New ALTM After the Transaction                              56
  Indemnification and Escrow                                                59
OTHER MATTERS RELATED TO THE TRANSACTION                                    60
  Federal Income Tax Consequences                                           60
  Accounting Treatment                                                      63
  Certain Federal Securities Law Consequences                               63
PROPOSAL TO CHANGE ALTERNATE MARKETING'S JURISDICTION OF INCORPORATION TO
DELAWARE                                                                    63
  General                                                                   63
  Principal Reasons for the Proposed Reincorporation                        64
  Certain Federal Income Tax Consequences                                   76
  Securities Act Consequences                                               77
PROPOSAL TO AMEND 1995 OPTION PLAN                                          78
  Proposed Increase in Number of Shares                                     78
  Proposed Amendments to the Incentive Plan                                 78
  Options Granted under the Incentive Plan                                  79
  Equity Compensation Plan Information                                      79
  Tax Rules                                                                 80
INFORMATION ABOUT HENCIE                                                    81
HENCIE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
  RESULTS OF OPERATIONS                                                     87
INFORMATION ABOUT ALTERNATE MARKETING                                       97
ALTERNATE MARKETING MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  CONDITION AND RESULTS OF OPERATIONS                                       97
PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT OF ALTERNATE MARKETING   97
MANAGEMENT OF ALTERNATE MARKETING                                           99
ELECTION OF DIRECTORS OF ALTERNATE MARKETING                               104
AUDIT COMMITTEE REPORT                                                     106
INDEPENDENT AUDITORS                                                       107
OTHER MATTERS AND PROPOSALS FOR THE MEETING                                109
WHERE YOU CAN FIND MORE INFORMATION                                        109
PROPOSALS FOR FISCAL 2002 ANNUAL MEETING                                   110
FINANCIAL STATEMENTS OF HENCIE                                             111

Appendix A   Amended and Restated Agreement and Plan of Reorganization dated
             May 31, 2002*
Appendix B   Fairness Opinion of Capitalink, L.C.
Appendix C   Amended and Restated Certificate of Incorporation of New ALTM
Appendix D   Bylaws of New ALTM
Appendix E   Michigan Appraisal Rights
Appendix F   Alternate Marketing Networks, Inc. Report on Form 10-QSB for the
             Three Months Ending March 31, 2002
Appendix G   Amended and Restated 1995 Long-Term Incentive Stock Option Plan
Proxy Card

*Certain exhibits to the Amended and Restated Agreement and Plan of Reorganization are listed below and are available upon request to Phillip D. Miller, CEO of Alternate Marketing Networks, at (616) 235-0698. These exhibits will also be available for inspection at the meeting.

Form of Certificate of Merger (Reincorporation)
Form of Certificate of Incorporation of Hencie
Form of Khan Employment Agreement
Form of Miller Employment Agreement
Form of Smith Employment Agreement
Form of Registration Rights Agreement
Form of Indemnification Escrow Agreement

















                  QUESTIONS AND ANSWERS ABOUT THE TRANSACTION
                             AND THE ANNUAL MEETING

Q.  What are the proposals I will be voting on?

A. At the meeting, you will be asked to approve a transaction pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of May 31, 2002 (the "Transaction Agreement") by and among Alternate Marketing, Hencie, Inc., a Delaware corporation ("Hencie"), Alternate Marketing Networks, Inc., a Delaware corporation which is a wholly-owned subsidiary of Alternate Marketing ("New ALTM"), ALTM Combination Co., a Delaware corporation which is a wholly-owned subsidiary of Alternate Marketing ("Merger Sub"), Adil Khan, a principal shareholder and founder of Hencie, and certain other principal shareholders of Hencie (collectively, with Adil Khan, "Majority Hencie Shareholders"). As a result of the Transaction, Alternate Marketing will merge into New ALTM; New ALTM will issue shares of New ALTM common stock to the Majority Hencie Shareholders in exchange for each outstanding share of Hencie held by them; each share of Alternate Marketing common stock will be automatically converted into one share of New ALTM common stock; and Merger Sub will merge into Hencie and New ALTM will issue shares of New ALTM common stock to the remaining Hencie shareholders (the "Minority Hencie Shareholders"); provided, however, that New ALTM reserves the right to acquire Hencie stock from the Minority Hencie Shareholders by means other than the subsidiary merger. Whether or not the Transaction is approved, you will be asked to approve amendments to the 1995 Long-Term Incentive and Stock Option Plan. If the transaction is not approved, you will be asked to set the number of directors of Alternate Marketing at three and to elect three directors.

Q.  Should I send in my stock certificates?

A. No. We will contact you by mail following completion of the Transaction with instructions for exchange of your shares of Alternate Marketing for shares of New ALTM.

Q.  What do I need to do now?

A. After you read and carefully consider the information contained in these proxy materials, please complete, sign, date and mail your proxy card as soon as possible. You can also attend and vote at the meeting, even though you may have previously returned your proxy card. If you do not return your proxy or vote in person, it will have the effect of a vote against the Transaction.
The Alternate Marketing board of directors unanimously recommends voting in favor of the Transaction, the amendments to the 1995 Long-Term Incentive and Stock Option Plan and, if the Transaction is not approved, in favor of setting the number of directors of Alternate Marketing at three and electing the directors named on the proxy card.

Q.  Who is Hencie?

A. Hencie is an information technology solutions and applications provider to a broad range of clients and industry segments.

Q.  Why is Alternate Marketing proposing to acquire Hencie?

A. Alternate Marketing believes that its current business has limited potential for growth and that the acquisition of Hencie will significantly improve the Company's prospects.

Q.  What will I receive in the Transaction?

A. As part of the reincorporation, shares of common stock of Alternate Marketing will be converted automatically to the same number of shares of common stock of New ALTM.

Q.  What will the Hencie shareholders receive in the Transaction?

A. New ALTM will issue one (1) share of New ALTM common stock for every 3.563 shares of Hencie common stock, subject to adjustment in certain circumstances as provided in the Transaction Agreement. This exchange formula is referred to as the "Common Stock Exchange Ratio."

Q. How will consummation of the Transaction impact overall common stock ownership?

A. After acquisition of all of the Hencie common stock in exchange for New ALTM common stock in accordance with the Common Stock Exchange Ratio, Hencie shareholders will own 4,882,109 shares of common stock of New ALTM (49%) and current Alternate Marketing shareholders will hold 5,086,005 shares (51%) of the common stock of New ALTM on a fully diluted basis, assuming that no shareholders of ALTM exercise their appraisal rights. "Fully diluted" means that shares reserved for issuance upon exercise of options, warrants, conversion of other securities (such as preferred stock, or exercise of other stock purchase rights) are treated as issued and outstanding for purposes of the calculation.

Q.  What is the purpose of the merger of Alternate Marketing into New ALTM?

A. This merger will change the domicile of Alternate Marketing from Michigan to Delaware and will increase the authorized capital stock of Alternate Marketing. Management believes that Delaware corporate law offers more flexibility in corporate structuring and procedures than Michigan law, and that this increased flexibility will facilitate the Company's growth.

Q: Why is the ALTM board of directors recommending that I vote for the Transaction?

A: Our board of directors believes that the Transaction offers greater opportunity for value than other likely prospects for the Company's future and is in the best interests of our shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS APPROVED THE TRANSACTION AGREEMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE TRANSACTION.

Q. Will the new Amended and Restated Certificate of Incorporation of New ALTM be different from the current Restated Articles of Incorporation of Alternate Marketing?

A. New ALTM's Amended and Restated Certificate of Incorporation is different than ALTM's Restated Articles of Incorporation in several respects. New ALTM will have significantly more authorized shares, shareholders will be more limited in their ability to call special meetings; and directors will be divided into classes, with only one-third of directors standing for election in any year.

Q.  Will the Transaction result in any changes in management?

A. Upon acquisition of the Hencie common stock from the Majority Hencie Shareholders the New ALTM board will consist of Phillip D. Miller, Thomas Hiatt and Brad Moore (who are all currently Alternate Marketing directors), Adil Khan, and an additional director nominated by Mr. Khan.

Q:  Will ALTM's business turn into Hencie's historical business?

A: Not as a result of the Transaction. After the Transaction, we will have three operating subsidiaries: our two existing subsidiaries, National Home Delivery, Inc. (also known as USSPI) and Alternate Postal Direct, Inc., and our new subsidiary, Hencie, Inc. It is possible that Hencie will grow in relation to our other businesses and become our principal business over time.

Q:  What are the advantages of the Transaction to me?

A: The proposed Transaction with Hencie allows Alternate Marketing shareholders to have equity participation in a company that appears to have greater potential for growth and success than Alternate Marketing's current business, which has experienced little growth and has not received significant recognition in the equity marketplace.

Q:  When do you expect the Transaction to be completed?

A: If the Transaction is approved by the shareholders of Alternate Marketing, it is currently anticipated that the merger of Alternate Marketing into New ALTM (the "reincorporation merger") and the acquisition of Hencie shares from the Majority Hencie Shareholders (the "Hencie stock acquisition") will be completed by August 1, 2002. After the reincorporation merger and the Hencie stock acquisition, Hencie will be a majority owned (more than 80%) subsidiary of New ALTM, a Delaware corporation. The acquisition of Hencie by merger of Hencie into Merger Sub (the "subsidiary merger"), or other acquisition of Hencie stock from the Minority Hencie Shareholders, will occur within one year thereafter. Hencie will then be a wholly-owned subsidiary of New ALTM.

Q:  Who is entitled to vote at the meeting?

A: Alternate Marketing shareholders of record as of the close of business on June 6, 2002 are entitled to vote.

Q:  How many shares need to be represented at the meeting?

A: The holders of a majority (2,293,003 shares) of the outstanding shares entitled to vote at the meeting (4,586,005 shares) must be present in person or represented by proxy to constitute a quorum for the transaction of business. If you vote by proxy card or at the meeting, you will be considered part of the quorum.

Q:  How do I vote?

A: You can vote by signing and mailing your proxy card. You may also vote in person at the meeting.

Q: If my broker holds my shares in "street name," will my broker vote my shares for me?

A: Generally, your broker will not have the power to vote your shares. Your broker will vote your shares ONLY if you provide the broker with instructions on how to vote. Failure to instruct your broker on how to vote will have the effect of a vote "against" the Transaction. You should follow the directions provided by your broker on how to instruct your broker to vote your shares.

Q:  May I change my vote after I have mailed my signed proxy card?

A: Yes. The record holder of the shares may revoke the proxy any time before the meeting by:

    -Giving written notice of your revocation to our Secretary, Sandra J. Smith, by fax (727-571-1422) or mail (12495 34th Street North, Unit C, St. Petersburg, FL 33716);

    -Filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary; or

    -Attending the annual meeting and voting in person.

Q:  How many votes are required to approve the Transaction?

A: Approval of the Transaction requires the affirmative vote of a majority of the shares of our common stock outstanding as of June 6, 2002 (2,293,003 of 4,586,005 shares outstanding). Abstentions are counted as present and entitled to vote for purposes of determining a quorum, and for purposes of calculating the vote with respect to a particular matter, but will not be deemed to have voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented for purposes of calculating the vote required for approval of such matter and, therefore, will have the same effect as a vote "against" the Transaction.

If there is not a quorum represented at the meeting, or if there are insufficient votes to approve the Transaction at the meeting, proxies voted in favor of the Transaction and proxies as to which no voting instructions are given may be voted to adjourn the meeting in order to solicit additional proxies in favor of the Transaction. If the meeting is adjourned for any purpose, at any subsequent reconvening of the meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the meeting (except for any proxies which have been revoked or withdrawn), even though they may have been voted on the same or any other matter at a previous meeting.

Q:  If I sign and return my proxy, how will my shares be voted?

A: Subject to revocation, all shares represented by each properly executed proxy will be voted by the person named as proxy (Phillip D. Miller, Chief Executive Officer of Alternate Marketing) in accordance with your instructions indicated on the proxy card. If no instructions are indicated, your shares will be voted to approve the Transaction, and in such manner as Mr. Miller determines, in his discretion, upon such other business as may properly come before the meeting.

Q:  Who is paying for this proxy solicitation?

A: We bear the cost of soliciting proxies. These costs include the preparation, assembly and mailing of this proxy statement, the notice of meeting of shareholders and the enclosed proxy card. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile or in person.

Q:  What rights do I have if I oppose the Transaction?

A: If (a) you do not vote in favor of the Transaction and (b) the Hencie stock acquisition is completed, you may seek appraisal of, and obtain payment of, the fair value of your shares under Michigan law. You must, however, comply with all of the required procedures under applicable Michigan law, which is included in this proxy statement as Appendix E.

Q. Do any members of Alternate Marketing's board of directors or management have any special interest in the outcome of this vote?

A. As a condition to the completion of the Transaction, New ALTM is required to enter into a registration rights agreement with its officers, directors and ten percent shareholders. Under the registration rights agreement, these individuals will be granted "piggyback" registration rights on any registration initiated by New ALTM on its behalf or on behalf of others, subject to certain additional terms and conditions. In addition, as a condition to completion of the Transaction, New ALTM is required to enter into amendments to the employment agreements of Phillip D. Miller, current chief executive officer of ALTM, and Sandra J. Smith, current chief financial officer of ALTM for their continued employment by New ALTM. The amendment to Ms. Smith's agreement provides for an award of 50,000 shares of common stock of New ALTM under the amended and restated Long Term Incentive and Stock Option Plan, subject to completion of the Transaction.

                    WHO CAN HELP ANSWER YOUR QUESTIONS?

     If you have more questions about the merger or would like additional copies of this proxy statement, you should contact:

                           Phillip D. Miller
                           Alternate Marketing Networks, Inc.
                           One Ionia SW, Suite 520
                           Grand Rapids, Michigan 49503
                           (616) 235-0698

                           DEFINED TERMS

     Some of the defined terms (indicated by initial capital letters) used in this proxy statement are not defined in the proxy statement. You can find definitions of these terms in the Transaction Agreement which is attached as Appendix A.

                             SUMMARY

     This summary highlights selected information found in greater detail elsewhere in this proxy statement. This summary does not contain all of the information that is important to you. We urge you to read the entire proxy statement (including the Transaction Agreement, which is attached as Appendix
A) before you decide how to vote on the proposals to be presented at the special meeting. Unless the context requires otherwise, references to "we," "us," "our" and "Alternate Marketing" refer to Alternate Marketing Networks, Inc. and references to "Hencie" refer to "Hencie, Inc."

The Companies

     Alternate Marketing Networks, Inc.
     One Ionia SW, Suite 520
     Grand Rapids, MI  49503
     (616) 235-0698

     ALTM is a provider of highly targeted marketing services. ALTM was founded on December 15, 1988 and acts as a single-source provider of advertising, marketing and logistics services for national advertisers and publishers throughout the United States. Currently, ALTM provides comprehensive marketing solutions across multiple media platforms to more than 100 clients, primarily in the travel, automotive, e-commerce, telecommunications, pharmaceutical and packaged-goods industries. These clients rely on ALTM as a single-source provider of direct marketing services that can deliver targeted sales and marketing materials to specific consumer audiences.

     Hencie, Inc.
     13155 Noel Road, Suite 1001
     Dallas, TX  75240
     (972)671-0011

     Hencie is an information technology solutions and applications provider to a broad range of clients and industry segments. Hencie was founded in 1997 to provide information technology services consulting with a focus on Oracle applications and database management.

Reasons for the Transaction

     ALTM believes that its current business has limited potential for growth and that the acquisition of Hencie will significantly improve the Company's prospects. The board of directors has examined other alternatives and has determined them to be too costly, too slow, less promising over the long term, or impractical.

     The Transaction Agreement allows ALTM to declare a $.10 per share cash dividend to shareholders of record as of a date not to be later than the Business Day immediately preceding the First Closing Date. However, as of the date of this proxy statement, the board has not yet declared this dividend and may determine not to do so, in its discretion.

Opinion of Financial Advisor to Alternate Marketing

     The Alternate Marketing board of directors has received an opinion from its financial advisor, Capitalink, L.C. On May 29, 2002, Capitalink delivered its oral opinion, subsequently confirmed in writing, to the Alternate Marketing board of directors that, as of that date and based on the assumptions made, matters considered and limitations on the review undertaken described in the written opinion, the exchange ratio of one share of Alternate Marketing common stock for each 3.563 Hencie shares is fair from a financial point of view to the shareholders of Alternate Marketing. See Appendix B for a copy of the full opinion. Alternate Marketing encourages you to read this opinion carefully in its entirety. The opinion of Capitalink is directed to the Alternate Marketing board of directors and is not a recommendation to any shareholder on how to vote with respect to the Transaction.

Conditions to the Transaction

     Alternate Marketing and Hencie will complete the Transaction only if a number of conditions set forth in the Transaction Agreement are either satisfied or waived, some of which include:

     -Each of the representations and warranties of ALTM and Hencie contained in the Transaction Agreement shall be true and correct as of the date when made and on and as of the First Closing.

     -Each of ALTM and Hencie shall have fully performed and complied with all covenants and conditions required by the Transaction Agreement to be performed or complied with by them or it on or before the First Closing.

     -The parties to the Related Agreements shall have executed and delivered the Related Agreements to which each is a party.

     -Holders of no more than 100,000 shares of ALTM common stock shall seek dissenter's rights in connection with the reincorporation merger.

     -The Transaction Agreement shall have been approved and adopted by the requisite vote of the ALTM shareholders under applicable corporate law and rules of the Nasdaq SmallCap Market.

     -ALTM shall have entered into a new employment agreement with Mr. Khan, and addenda to the existing employment agreements of Mr. Miller and Ms. Smith and shall have been granted the Khan Option to Mr. Khan.

     -Legal counsel shall have issued an opinion confirming that the issuance and exchange of New ALTM common stock in the reincorporation merger and the issuance of New ALTM common stock to the Majority Hencie Shareholders in exchange for Hencie common stock shall qualify as a "tax free" reorganization as contemplated by the applicable provisions of the Code.

     -Immediately prior to the First Closing, ALTM, together with its subsidiaries, shall have Total Assets of at least $6.2 million.

     -Immediately prior to the First Closing, ALTM, together with its subsidiaries, shall have Net Liquid Assets of at least $2.5 million.

     -The Capitalink, L.C. fairness opinion shall not have been withdrawn or modified to indicate that the value to be received by the ALTM Shareholders is materially less than as originally indicated in the fairness opinion.

     -New ALTM shall pay Hencie's IRS Obligation in full at the First Closing.

     See "CERTAIN TERMS OF THE TRANSACTION AGREEMENT   Conditions to the
Transaction."

Federal Income Tax Consequences

     The Transaction is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. No gain or loss will be recognized for U.S. federal income tax purposes by Alternate Marketing, Hencie or Alternate Marketing shareholders as a result of the Transaction.
See "OTHER MATTERS RELATED TO THE TRANSACTION   Federal Income Tax
Consequences."

     Tax matters can be complicated, and the tax consequences of the Transaction to you will depend on the facts of your own situation. You should consult your own tax advisors to fully understand the tax consequences of the Transaction to you.

     The discussion of tax matters in this proxy statement does not address any tax consequences of payment or receipt of the ALTM cash dividend described above.

Accounting Treatment

     The Transaction will be accounted for as a business combination under the purchase method of accounting. It is anticipated that the total consideration paid to Hencie shareholders will be in common stock only, such that immediately after the Transaction, Hencie shareholders will own 49% of the outstanding common stock of New ALTM. The total purchase price is an amount equal to the sum of the fair value of the 4,854,470 shares, valued at $4,854,470, of New ALTM common stock issued to Hencie shareholders and direct costs of the acquisition in the amount of $150,000. The resulting goodwill, equal to the amount of the total purchase price in excess of the fair value of net assets acquired, will not be subject to amortization expense upon New ALTM's adoption of SFAS 142, "Goodwill and Other Intangible Assets", but will be subject to periodic testing for impairment.

Certain Federal Securities Law Consequences

     The New ALTM common stock to be issued to the Majority Hencie Shareholders in the Transaction will not be registered under the Securities Act of 1933, in reliance upon the exemption from registration provided in
Section 4(2) of the Securities Act. The New ALTM common stock to be issued to the Minority Hencie Shareholders in the merger of Hencie into Merger Sub may be registered under the Securities Act, if deemed necessary or appropriate by counsel to New ALTM. If not so registered, those shares would be issued in reliance upon the exemption from registration provided in Section 4(2) of the Securities Act. The New ALTM common stock issued in exchange for ALTM shares will have the free-trading or restricted status of the ALTM shares exchanged.

Registration Rights Agreement

     Simultaneously with the closing of the Transaction, New ALTM will enter into a registration rights agreement for the benefit of the Majority Hencie Shareholders and certain affiliates of ALTM. Each shareholder who is a party to the agreement will have rights, under certain circumstances, to cause New ALTM to register its shares of New ALTM common stock received in the Transaction for resale under the Securities Act of 1933. See "CERTAIN TERMS OF THE AGREEMENT Registration Rights Agreement."

Forward-Looking Statements May Prove Inaccurate

     This proxy statement includes forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include the information concerning the possible future results of operations of Alternate Marketing, Hencie, or the combined company. When used in this proxy statement, the words, "may," "intend," "will," "should," "could," "potential," "expect," "anticipate," "believe," "estimate," "plan," "predict," "help," "attempt," "develop," "continue" or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should note that the ownership of Alternate Marketing common stock, whether or not the Transaction is completed, involves certain risks and uncertainties that could affect the future financial results of Alternate Marketing.

                               RISK FACTORS

     In deciding whether to approve the Transaction you should consider the risks related to the Transaction, risks related to your investment in Alternate Marketing if the Transaction is not completed, and risks related to your investment in New ALTM following the Transaction. This proxy statement does not discuss all possible risks, but we have tried to describe those risks that may be material. You should consider carefully these risks along with other information in this proxy statement and the documents to which we have referred.

Risks Related to the Transaction

     When you vote on the Transaction, you will not know the market value of the New ALTM common stock to be issued in the Transaction.

     Upon acquisition of all of the Hencie common stock in exchange for New ALTM common stock in accordance with the Common Stock Exchange Ratio, the shareholders, option holders and warrant holders of Hencie will receive 4,882,109 shares of New ALTM common stock (approximately 49% of the combined company). The Common Stock Exchange Ratio is a fixed exchange ratio. The price of New ALTM common stock at the completion of the Transaction may vary from the price of Alternate Marketing common stock on the date of this proxy statement and on the date of the meeting. Accordingly, shareholders will not know the specific value of the consideration to be given to the Hencie shareholders in the Transaction when they vote on the Transaction. Even if the market price of Alternate Marketing common stock changes, there will be no change in the amount of securities to be issued to Hencie shareholders. There is no right to terminate the Transaction Agreement based on a change in stock price.
     The Transaction will result in a large increase in shares eligible for future sale.

     The sale or the possibility of sale of substantial amounts of New ALTM common stock in the public market could adversely affect the market price of the New ALTM common stock. New ALTM will have 9,674,175 shares issued and outstanding immediately after the Transaction compared to 4,586,005 shares outstanding for Alternate Marketing immediately prior to the Transaction. Up to 4,854,470 shares of New ALTM common stock will be issued to Hencie shareholders as consideration pursuant to the Transaction, not including shares of New ALTM common stock that may be issued to them after the completion of the Transaction upon the exercise of options and warrants. In general, the shares of New ALTM issued to current shareholders of Alternate Marketing will be freely tradable. The shares of New ALTM to be issued to the current shareholders of Hencie will be "restricted securities" and will not be freely tradable upon issuance; however, the majority of these shares may become freely tradable at any time pursuant to a registration rights agreement between New ALTM and the Hencie shareholders. These shareholders, who might otherwise be restricted from selling their shares due to the unregistered status of the stock and/or their status as affiliates of New ALTM, have the right, under certain circumstances, to cause New ALTM to register their shares for resale. Once registered, those shares would be eligible for sale in the public market without restriction.

     The voting interests of Alternate Marketing shareholders will be significantly diluted by the Transaction.

     Existing holders of Alternate Marketing common stock will own in the aggregate approximately 51% of the voting power of the outstanding shares of New ALTM common stock immediately following completion of the Transaction on a fully diluted basis (i.e. assuming the exercise of all outstanding Alternate Marketing options and warrants and the exercise of all outstanding Hencie options and warrants, and assuming no dissenters' rights) compared to 100% prior to the Transaction.

     Delaware law, which will govern New ALTM and its shareholders after the Transaction, may afford fewer rights and protections to shareholders than Michigan law.

     Under Delaware law, the directors of New ALTM may have increased ability to defeat a takeover bid, may have an increased range of indemnification, and may not be as easily removed by shareholders as they would be under Michigan law. In addition, the charter documents of New ALTM provide for:

     -the ability of the board of directors to issue preferred stock and to determine the price and other terms, including preferences and voting rights, of those shares without shareholder approval;

     -advance notice provisions for shareholder proposals and nominations to the board of directors;

     -a staggered board of directors, with three-year terms, which will lengthen the time needed to gain control of the board of directors; and

     -supermajority voting requirements for shareholders to amend provisions of its charter documents.

     The operation of New ALTM under Delaware law may provide the opportunity for additional restrictions to be implemented in the future.

     The success of New ALTM may depend in large part upon the current business of Hencie and successful implementation of its business plan.

     The success of New ALTM's proposed plan of operation may depend on the successful implementation of Hencie's business plan and management of Hencie, if the Transaction is consummated.

     The ALTM shareholders may lose control of New ALTM after the Transaction.

     It is possible that the initial 51% ownership of New ALTM by the former ALTM shareholders will drop below 50% after the Transaction due to issuance of shares in financing transactions; issuance of shares of New ALTM in acquisitions, as contemplated by the Hencie business plan; exercise of options by New ALTM employees; exercise of an option issued to Adil Khan in connection with his employment agreement with New ALTM (the "Khan Option"); and exercise of dissenters rights by ALTM shareholders. In general, stock issuances could occur at any time after the Transaction. See "Interests of Certain Persons in
the Transaction and Related Agreements   Employment Agreements."

     As a result of certain provisions of New ALTM's Certificate of Incorporation and Bylaws, certain shareholders will have the ability to significantly influence the management and operation of New ALTM.

     Nominees of the board of directors of Hencie will hold two of five seats on the board of directors of New ALTM and will beneficially own approximately 26% of the outstanding common stock of New ALTM in 2002. As a result of certain supermajority voting requirements in the Amended and Restated Certificate of Incorporation and Bylaws of New ALTM, these former shareholders of Hencie will have the ability to significantly influence the board of directors, the appointment of officers, and management of the affairs of New ALTM, including, but not limited to, all fundamental corporate transactions such as acquisitions, mergers, consolidations and the sale of substantially all of the company's assets. In addition, the Bylaws of New ALTM provide for three classes of directors whose terms are initially staggered such that Class I serves one year, Class II serves two years, and Class III serves three years. The Hencie nominees are Class II and Class III directors and will not have to stand for reelection in 2003. Brad Moore, one of the three ALTM nominees, shall be a Class I director whose term expires in 2003. There can be no assurances that an ALTM nominee will be nominated or elected in 2003.

     New ALTM's board of directors will have the power to issue shares of preferred stock and designate rights and preferences for such stock which may restrict existing shareholders rights.

     The Amended and Restated Certificate of Incorporation of New ALTM provides 55,000,000 shares of capital stock, of which 50,000,000 shares are designated as common stock and 5,000,000 are preferred shares undesignated as to series. New ALTM currently has no outstanding shares of preferred stock, and there are no current plans to designate or issue any shares of preferred stock. Nevertheless, New ALTM's board of directors will have the power to issue any or all of these shares of unissued stock, including the authority to establish the rights and preferences of the unissued shares, without shareholder approval. The power to issue additional shares and to establish separate classes or series of common or preferred stock may, in certain circumstances, deter or discourage take-over attempts and other changes in control of New ALTM not approved by New ALTM's board of directors.

     The common stock of New ALTM may be removed from Nasdaq as a result of the Transaction.

     Nasdaq may determine that New ALTM is a new company which must apply for new listing. In this case, the New ALTM common stock would be removed from Nasdaq as a result of the Transaction unless New ALTM was able to satisfy all new listing standards. We cannot give you any assurance that the New ALTM common stock will be included in the Nasdaq market or, if included, that it will continue to be included for any period of time. If New ALTM's stock is not listed on Nasdaq, its liquidity will decline greatly.

Risks Related to Failure to Complete the Transaction

     Failure to complete the Transaction could negatively impact Alternate Marketing's share price and future business operations.

     If the Transaction is not completed for any reason, Alternate Marketing may be subject to a number of material adverse consequences, including the following:

     -The price of Alternate Marketing common stock may decline;

     -Costs related to the Transaction, such as legal, accounting and financial advisor fees, must be paid even if the Transaction is not completed;

     -Alternate Marketing may cease trading in the Nasdaq stock market; and

     -Alternate Marketing will continue to incur costs in assessing means of increasing the value of its business.

     If the Transaction is not completed, Alternate Marketing's ability to identify and participate in new business opportunities will be highly dependent on current management.

     The ability of Alternate Marketing to continue its current business or to identify and evaluate suitable other business opportunities and consummate another business combination transaction if the Transaction is not consummated is substantially dependent upon certain key management personnel, particularly Phillip D. Miller. The loss of such key management personnel could have a material adverse effect on our ability to consummate the Transaction or to identify and evaluate suitable other business opportunities and consummate another business combination transaction.

     If the Transaction is not consummated, management intends to seek business combinations with entities having established operating histories. There can be no assurance that we will be successful in locating candidates meeting such criteria. In the event that Alternate Marketing completes a business combination transaction, the success of the Company's operations may be dependent upon management of the successor entity and numerous other factors beyond Alternate Marketing's control.

     Alternate Marketing may not be successful in identifying or participating in favorable business opportunities if the Transaction is not completed.

     There can be no assurance that Alternate Marketing will be successful in identifying and evaluating other business opportunities or consummating another business combination transaction if the Transaction is not consummated. Alternate Marketing is an insignificant participant in the business of seeking business combination transactions with other entities. A large number of established and well financed entities, including venture capital firms, are active in mergers and acquisitions of business entities that may be desirable candidates for a strategic combination with Alternate Marketing. Such competitors may have significantly greater financial resources, technical expertise and managerial capabilities than Alternate Marketing. Further, there is no assurance that the board of directors will be able to negotiate a business combination on terms favorable to Alternate Marketing. Consequently, Alternate Marketing may be at a competitive disadvantage in identifying and completing a possible business combination opportunity if the Transaction is not consummated.

     Reporting requirements under the Exchange Act may require additional time and expense in connection with future acquisitions and impair the company's ability to complete these acquisitions.

     The Exchange Act requires acquiring companies to provide certain information about significant acquisitions, including, in most cases, audited financial statements for the acquired company or entity, covering one or two years depending on the size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare such statements may significantly delay or preclude consummation of an otherwise desirable combination with Alternate Marketing. Target prospects that do not have or are unable to obtain the required audited financial statements may not be appropriate for a business combination with Alternate Marketing so long as the reporting requirements of the Exchange Act are applicable.

Risks Related to the Business of New ALTM after the Transaction

     Hencie's business is very dependent on business referrals from its software vendors.

     Hencie currently has marketing relationships with a number of software vendors, including Oracle. Historically, over 80% of Hencie's revenue has come from business leads referred to Hencie by Oracle through joint marketing and sales activities. Although Hencie has historically received a large number of business leads from these software vendors to implement their products, the vendors are not required to refer business to Hencie and they may terminate these relationships at any time. If New ALTM loses relationships with these software vendors, it may lose their client leads and the ability to develop new clients could be negatively impacted. Any decrease in the ability to obtain clients may cause a reduction in revenues.

     The marketability of Hencie's business solutions is highly dependent upon the use and integration of Oracle products.

     Hencie currently has a significant relationship with Oracle as an implementation partner. In the event Oracle's products become less desirable or competitive in the marketplace, the need for Hencie's implementation services would decrease and may cause a decline in Hencie's revenues and financial condition.

     A loss of New ALTM's Nasdaq listing could severely restrict transferability of its stock.

     New ALTM intends to continue listing of the New ALTM common stock on the Nasdaq SmallCap Market effective upon consummation of the Transaction. Although management believes that New ALTM will comply with the applicable requirements for inclusion on The Nasdaq SmallCap Market, we cannot guaranty that the New ALTM stock will meet the standards for continued listing in the future.

     Federal regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regulate the trading of so-called "penny stocks" (the "Penny Stock Rules"), which are generally defined as any security not listed on a national securities exchange or The Nasdaq Stock Market, priced at less than $5.00 per share and offered by an issuer with limited net tangible assets and revenues. In addition, equity securities listed on Nasdaq that are priced less than $5.00 per share are deemed penny stocks for the limited purpose of Section 15(b)(6) of the Exchange Act. Therefore, if the common stock listed on The Nasdaq SmallCap Market is priced below $5.00 per share, trading of the common stock will be subject to the provisions of Section 15(b)(6) of the Exchange Act, which make it unlawful for any broker-dealer to participate in a distribution of any penny stock without the consent of the SEC if, in the exercise of reasonable care, the broker-dealer is aware of or should have been aware of the participation of a previously sanctioned person. These provisions may make it more difficult for broker-dealers to sell the common stock, and purchasers of shares of common stock may experience difficulty in selling such shares in the future in secondary trading markets.

     If the common stock is excluded from The Nasdaq SmallCap Market, trading, if any, in shares of the common stock will be subject to the full range of the Penny Stock Rules. Under Exchange Act Rule 15g-8, broker-dealers must take certain steps prior to selling a penny stock, which steps include: (a) obtaining financial and investment information from the investor; (b) obtaining a written suitability questionnaire and purchase agreement signed by the investor; (c) providing the investor with a written identification of the shares being offered and in what quantity; and (d) delivering to the investor a written statement setting forth the basis on which the broker-dealer approved the investor's account for the transaction. If the Penny Stock Rules are not followed by a broker-dealer, the investor has no obligation to purchase the shares. Accordingly, the application of the comprehensive Penny Stock Rules may make it more difficult for broker-dealers to sell the common stock and purchasers of shares of common stock may have difficulty in selling such shares in secondary trading markets.

     In addition, if the common stock is excluded from the Nasdaq SmallCap Market, New ALTM may be impaired in its ability to consummate business acquisitions or raise capital through issuance of its stock because its shares will be less attractive to potential acquirees and certain procedures under federal securities laws which are intended to facilitate corporate financing by "established issuers" may be unavailable to New ALTM.

     New ALTM may need additional capital to support its growth.

     New ALTM's operating plan may require additional financing within the next year. New ALTM may be unable to obtain this financing when needed, on favorable terms, or at all. The sale of equity or convertible debt securities may be dilutive to shareholders, and debt financing arrangements may require New ALTM to pledge certain assets and enter into covenants that restrict its ability to incur further indebtedness. If New ALTM is unable to obtain adequate funds on reasonable terms, it may be required to forego opportunities for growth or even curtail operations, or to obtain funds by entering into financing, supply or collaboration agreements on unattractive terms.

     New ALTM's liquid assets will be significantly reduced upon the completion of the Transaction and immediately thereafter due to certain payments required by the Transaction Agreement.

     The Transaction Agreement requires New ALTM to pay Hencie's obligation to the Internal Revenue Service (the "IRS Obligation"), approximately $780,000 as of March 31, 2002 and subject to monthly installment payments, at the First Closing and to pay the amount resulting from the settlement of the litigation involving the Edge Promissory Note (approximately $1.65 million, subject to reduction to $1.2 million, plus interest, if certain conditions are met) at a rate of $60,000 per month. New ALTM's cash will be significantly diminished due to the payment of these obligations. This will reduce cash available for on-going operations and will make it more difficult for New ALTM to respond to unforeseen problems.

     New ALTM may be unsuccessful in identifying and acquiring suitable acquisition candidates, which could impede its growth and ability to remain competitive.

     New ALTM's strategic plan will include the regular and systematic evaluation and acquisition of other information technology consulting firms in new and existing markets. There can be no assurance, however, that New ALTM will successfully identify suitable acquisition candidates. New ALTM is unable to predict whether or when any prospective acquisition candidate will become available or the likelihood that any acquisition will be completed once negotiations have commenced. New ALTM will compete for acquisition and expansion opportunities with entities that have substantially greater resources than New ALTM and these entities may be able to outbid New ALTM for these acquisition targets. If New ALTM fails to execute its acquisition strategy, revenue growth is likely to suffer and it may be unable to remain competitive.

     New ALTM's growth will be partly based on its ability to acquire and integrate additional consulting firms; and failure to integrate these consulting firms successfully may have an adverse effect on results of operations.

     A significant element of New ALTM's strategy is to acquire additional consulting firms. New ALTM cannot assure you that it will successfully integrate consulting firms it may acquire. The integration of an acquisition involves a number of factors that may adversely affect operations. These factors include:

     -diversion of management's attention;

     -difficulties in the integration of acquired operations and retention of personnel;

     -entry into unfamiliar markets;

     -unanticipated problems or legal liabilities; and

     -tax and accounting issues.

     A failure to integrate acquired businesses may be disruptive to New ALTM's operations and negatively impact its revenue or increase its expenses.

     Businesses that New ALTM acquires may have unknown liabilities, and such firms may not be as profitable as New ALTM expects them to be.

     Although New ALTM will conduct due diligence investigations of any businesses it acquires, New ALTM cannot assure you that it will identify all material facts concerning these businesses. Unanticipated events or liabilities relating to acquired companies could have a material adverse effect on results of operations and financial condition. Furthermore, integrated businesses may not achieve levels of revenue, profitability, or productivity comparable to existing operations, or otherwise perform as expected. Failure to integrate one or more acquired businesses so that they achieve New ALTM's performance goals may have a material adverse effect on results of operations and financial condition.

     Acquisitions, especially unsuccessful ones, could harm financial results. Difficulties integrating these acquisitions may impose substantial costs and delays and cause other problems.

     The integration of acquisition targets is commonly subject to risks, including, among others, loss of key personnel of the acquired company, difficulties associated with assimilating the personnel and operations of the acquired company, potential disruption of ongoing business, maintenance of uniform standards, controls, procedures and policies, and impairment of the acquired company's reputation and relationships with its employees and clients. Any of these may result in the loss of clients. Further, the integration process may require a disproportionate amount of time and attention from management and may distract management from its day-to-day responsibilities. It is also possible that New ALTM may not realize, either at all or in a timely manner, any or all benefits from acquisitions, but may incur significant costs in connection with these acquisitions. Failure to successfully integrate acquisitions could adversely affect results of operations.

     New ALTM's growth cannot be assured. Even if New ALTM grows, it cannot assure you that it will grow profitably.

     Growth will depend, in part, upon the ability to attract and retain new clients, offer and achieve market acceptance of new services and features and expand in existing and new geographic markets. Failure to successfully identify new geographic markets or to develop or introduce new products and services could have a material adverse effect on growth prospects. Even if New ALTM increases its service offerings and gains new clients, it may not realize profits, and failure to do so would harm its financial condition and results of operations.

     New ALTM's success may depend on its ability to manage growing and changing operations.

     Any growth is expected to place significant demands on management, systems, internal controls and financial and physical resources. In order to meet such demands, New ALTM intends to hire and train new employees and increase expenditures on systems. In addition, New ALTM will need to further develop its financial and managerial controls and reporting systems to accommodate any future growth. Inability to manage growth effectively could have a material adverse effect on financial results. New ALTM's managerial resources and infrastructure may be inadequate to handle growth. Its senior management team has limited collective experience managing a business growing by acquisition in addition to internal growth.

     Hencie may be unable to compete effectively in the marketplace.

     Hencie operates in a competitive, fragmented market, and will compete for clients with a variety of organizations that offer similar services. The market in which Hencie competes is also subject to rapid change and is significantly affected by new service introductions and other market activities of industry participants. Hencie will primarily compete with several public and private service providers. Hencie also competes with management consulting firms and, to a lesser extent, with information technology outsourcing companies. Most of these companies have greater financial, technical, marketing, name recognition and other resources and a larger number of clients than will Hencie. In addition, some of these companies offer more services or features than Hencie and will have more processing facilities throughout the United States. Hencie expects to experience competition from new entrants into the market. Increased competition may result in pricing pressures, loss of market share or loss of clients, any of which could harm Hencie's business. Hencie believes the principal competitive factors affecting its market include the following:

     -client service;

     -knowledge, experience and productivity of employees;

     -system functionality and performance;

     -system and service flexibility;

     -breadth of service offering;

     -reputation and experience; and

     -service cost.

     The inability to compete successfully could harm New ALTM's business and results of operations. A portion of Hencie's new clients have historically come from competitors. If New ALTM does not have the same success in winning clients from competitors, it would have to rely more on existing clients that may need maintenance and support services at lower rates. This could decrease profit margins and increase new client acquisition costs, which would adversely affect New ALTM's financial condition and results of operations.

     New ALTM may incur substantial costs in connection with establishing new client relationships and expanding service offerings that it may not be able to recoup.

     Establishing new client relationships is a time-consuming and expensive process. New ALTM will incur substantial costs in order to obtain each new client. These costs consist primarily of sales and implementation expenses and, to a lesser extent, marketing expenses. New ALTM will incur these costs in advance of recognizing any revenue, and cannot guarantee that it will fully recoup these costs. If New ALTM cannot maintain a high client retention rate, its return on client acquisition costs will be significantly lower. In addition, as New ALTM expands service offerings, it will incur substantial operating costs associated with hiring and training new employees and building an operational infrastructure. Failure to recoup costs associated with establishing client relationships and expanding service offerings could harm its financial condition and results of operations.

     Hencie may make errors and omissions in performing services, which could subject it to a loss of revenues and clients and harm its reputation.

     The systems which Hencie implements are complex and may contain unknown or undetected errors. Errors are frequently found during the period immediately following implementation. Although Hencie attempts to create systems that are error-free and to resolve promptly any errors that surface, it is inevitable that problems will sometimes arise and that not all problems will be resolved to the customer's satisfaction. Errors may result in delays in customer acceptance, lost revenues, or in litigation, and could be materially detrimental to Hencie's business. Although Hencie has errors and omissions insurance, such insurance may not cover every instance of malfunction and coverage, if available, may be insufficient to save Hencie harmless from all loss. In addition, in almost all instances coverage will require payment of a deductible that could be material in dollar amount.

     New ALTM will face substantial competition in attracting and retaining experienced personnel, and may be unable to grow its Hencie business if it cannot attract and retain qualified employees.

     Hencie's success will depend to a significant degree on its ability to attract and retain highly qualified and experienced employees who possess the skills and experience necessary to satisfy its needs. These employees are in great demand, particularly in certain geographic areas, and are likely to remain a limited resource for the foreseeable future. New ALTM's ability to attract and retain employees with the requisite experience and skill depends on several factors including, but not limited to, ability to offer competitive wages, benefits and professional growth opportunities. To attract and retain these individuals, New ALTM will be required to invest a significant amount of time and money. Many of the companies with which it will compete for experienced personnel have greater financial resources and name recognition than New ALTM. In addition, an important component of overall compensation for employees will be equity. If New ALTM's stock price does not increase over time, it may be more difficult to retain employees who have been compensated with stock options. Hencie has in the past experienced difficulty in recruiting sufficient numbers of qualified information technology and sales personnel. The inability to attract and retain experienced personnel could have a material adverse effect on New ALTM's business.

     The loss of senior management and key personnel would negatively affect New ALTM's ability to conduct its business efficiently and could lead to loss of clients and proprietary information.

     The success of New ALTM will be largely dependent on the skills, experience, effort and performance of senior management and other key employees. The loss of the services of Adil Khan or one or more members of senior management, could have a material adverse effect on New ALTM. If New ALTM loses any key technical personnel, it may be unable to prevent the unauthorized disclosure or use of technical knowledge, practices, procedures or client lists by the former employee. Disclosure of this information could harm New ALTM's business.

     New ALTM may not be able to maintain or grow its market share if it fails to adapt to advances in technology. Even if it is able to develop or acquire new technologies in a timely manner, it may incur substantial costs in developing or acquiring such technologies.

     New ALTM's ability to satisfactorily provide core products and services and to develop, or partner effectively to provide, ancillary products for its clients is dependent on its ability to maintain up-to-date software and systems technology. Its position in the market could be impaired if it does not react appropriately to emerging technology trends. The technologies in which Hencie has invested to date rapidly evolve and have short life cycles. The introduction of services with new technologies and the emergence of new industry standards and practices can render existing services obsolete and unmarketable over time. The ability to expand into new markets will require New ALTM to anticipate and efficiently adapt to technological changes. Future success will depend, in part, on an ability to develop or acquire advanced technologies, enhance existing services with new features, add new services in order to meet the sophisticated, varied and changing needs of clients and respond to technological advances and emerging industry standards and practices on a timely and cost-effective basis. If New ALTM cannot meet these needs in a timely manner, its growth may suffer. Even if New ALTM is able to develop or acquire new technologies in a timely manner, it may incur substantial costs in developing or acquiring such technologies and in deploying new services and features to its clients.

     If New ALTM fails to identify and successfully transition to the latest and most advanced solutions or keep up with an evolving industry, it will not compete successfully for clients.

     New ALTM intends to focus on providing its clients solutions that employ the latest technologies. If it fails to identify the latest and most advanced solutions, or if it identifies but fails to successfully transition to these advanced solutions, its reputation and ability to compete for clients and the best employees could suffer. If it cannot compete successfully for clients, revenues may decrease. Also, if its projects do not involve the latest and most advanced solutions, they will generate lower fees.

     Because the information technology market changes rapidly, some of the most important challenges facing New ALTM will be the need to:

     -effectively use advanced technologies;

     -continue to develop strategic and technical expertise;

     -influence and respond to emerging industry standards and other technological changes; and

     -develop new services that meet changing customer needs.

     All of these challenges must be met in a timely and cost-effective manner. New ALTM may not succeed in effectively meeting these challenges.

     New ALTM may be unable to accurately forecast revenue and to match revenue and expenditures appropriately.

     Recently, the level of spending by clients and potential clients on information technology in the United States has become less certain. In some cases the uncertainty has reduced the overall number of projects available for bid. In other cases the uncertainty has resulted in project deferrals, project scope reductions or limited follow-on projects at existing clients. This environment adds greater risk and uncertainty to forecasts and to business plans based upon such forecasts.

     If Hencie is unable to rapidly integrate third-party software, it may not deliver solutions to clients on a timely basis or defects or errors might occur which will result in lost revenues and potential liability.

     In providing client services, Hencie will recommend that clients use software applications from a variety of third-party vendors. If it is unable to implement and integrate this software in a fully functional manner, it may experience difficulties that could delay or prevent the successful development, introduction, or marketing of services. Software often contains errors or defects, particularly when first introduced or when new versions or enhancements are released. Despite internal testing and testing by current and potential clients, current and future solutions may contain serious defects due to third-party software or software developed or customized for clients by Hencie. Serious defects or errors could result in liability for damages, lost revenues, or a delay in implementation of solutions.

     Hencie's revenues could be negatively affected by the loss of a large client or failure to collect a large account receivable.

     Hencie derives a significant portion of revenue from large projects for a limited number of varying clients. In 2001, Hencie's largest client accounted for 35% of revenue and its second largest client accounted for 13% of revenue. In 2000, Hencie's largest client accounted for 26% of revenue and its second largest client accounted for 8% of revenue. Revenues could be negatively affected if New ALTM were to lose even one of these clients or if it failed to collect a large account receivable.

     Many of Hencie's contracts are short-term and provide that clients can reduce or cancel services without incurring any penalty. If clients reduce or terminate services, New ALTM would lose revenue and would have to reallocate employees and resources to other projects to attempt to minimize the effects of that reduction or termination. Accordingly, terminations, including any termination by a major client, could adversely impact revenues.

     If New ALTM estimates incorrectly the time required to complete projects, New ALTM will lose money on fixed-price contracts.

     Some of Hencie's contracts are fixed-price contracts, rather than contracts in which the client pays on a time and materials basis. Hencie must estimate the number of hours and the materials required before entering into a fixed-price contract. Success depends on setting rates and fees accurately and maintaining targeted rates of employee utilization and project quality.
If New ALTM fails to accurately estimate the time and the resources required for a project, any required increase in the time and resources to complete the project could cause profits to decline.

     Fluctuations in revenues and operating results of New ALTM due to cyclical client demand may lead to reduced or volatile prices for New ALTM stock.

     Hencie's revenues and operating results have fluctuated significantly in the past and New ALTM expects them to continue to fluctuate significantly in the future. Historically, Hencie has experienced its greatest sequential growth during the first and second quarters and significantly lower sequential growth in the third and fourth quarters. Hencie attributes this to the budgeting cycles of customers, most of whom have calendar-based fiscal years and as a result are more likely to incur the expense of its services during the first half of the year. If New ALTM is unable to predict the cyclical client demand in a slower growth or distressed economic environment, expenses may be disproportionate to revenue and New ALTM's stock price may be adversely affected.

     Others could claim that Hencie infringes their intellectual property rights, which may result in substantial costs, diversion of resources and management attention, and harm to Hencie's reputation.

     A portion of New ALTM's business will involve the development of software applications for specific client engagements. This software may be the subject of claims for infringement, which even if successfully defended could be costly and time-consuming. An infringement claim could materially and adversely affect the company in that New ALTM may:

     -experience a diversion of financial resources and management attention; -incur damages and litigation costs, including attorneys' fees;

     -be enjoined from further use of the intellectual property;

     -be required to obtain a license to use the intellectual property, incurring licensing fees;

     -need to develop a non-infringing alternative, which could be costly and delay projects; and

     -have to indemnify clients with respect to losses incurred as a result of infringement of the intellectual property.

     New ALTM may not have the resources to effectively compete, causing revenues to decline.

     Many of Hencie's competitors have longer operating histories, larger client bases, longer relationships with clients, and greater brand or name recognition than Hencie, and significantly greater financial, technical, marketing, and public relations resources than New ALTM. Hencie may be unable to compete with the full-service consulting companies entering the information technology professional services market, including the consulting divisions of the largest global accounting firms, who are able to offer their clients a wider range of services. If clients decide to take their information technology professional services projects to these companies, Hencie's and therefore New ALTM's revenues may decline. In addition, new professional services companies may provide similar services at a lower price, which could cause revenues to decline.

     If the rate of adoption of advanced information technology slows substantially, revenues of Hencie and New ALTM may decrease.

     Hencie markets its services primarily to firms that want to adopt information technologies that provide an attractive return on investment or help provide a sustainable competitive advantage. Hencie's, and therefore New ALTM's revenues could decrease if companies decide not to integrate the latest technologies into their businesses due to economic factors, governmental regulations, financial constraints, or other reasons. Hencie expects information technology spending and revenue to be highly dependent on the health of the US economy.

     Competition among information technology companies may adversely impact the pricing of projects and Hencie's ability to win business.

     Since late 2000, many firms in the industry experienced a decline in demand for services that resulted in lower utilization rates of billable personnel. Lower utilization rates increase the likelihood that a competitor will reduce its prices to secure business in order to improve their utilization rate. The extent to which pricing and ability to win business may be impacted is a function of both the magnitude and duration of the supply and demand imbalance in the industry.

     New ALTM's stock price could be extremely volatile, like many technology stocks.

     Recently, the market prices of securities of technology companies, particularly information technology services companies, have been highly volatile. New ALTM expects continued high volatility in its stock price, with prices at times bearing no relationship to its operating performance.

     Volatility of New ALTM's stock price could result in expensive class action litigation.

     If New ALTM's common stock suffers from volatility like the securities of other technology companies, it could be subject to securities class action litigation similar to that which has been brought against companies following periods of volatility in the market price of their common stock. Litigation could result in substantial costs and could divert resources and senior management's attention. This could harm productivity and profitability.

     Dispute with Paul A. Tanner and legal fees and expenses incurred in connection with such dispute could have a material and adverse affect on the Company.

     On January 9, 2001, Hencie received a demand letter from Hencie.Com, an affiliate of Paul A. Tanner, claiming that (i) Hencie.Com is entitled to 1,500,000 shares of Hencie common stock in connection with an alleged stock purchase agreement by and between Hencie and Hencie.Com and (ii) Hencie owes Hencie.Com $1.9 million in connection with $1.4 million that was advanced to Hencie by Hencie.Com (collectively, the "Claims"). Hencie has investigated the Claims and concluded that the Claims are not valid as against Hencie.
Adil Khan has agreed, pursuant to that certain Indemnification Agreement, dated as of September 15, 2000, by and between Hencie, Adil Khan, and certain other parties, and pursuant to the Transaction Agreement, to indemnify ALTM, New ATLM, and Hencie from and against any losses or liabilities arising out of or relating to the Claims.

     In the event litigation in connection with the Claims is pursued and Adil Khan is, for any reason, unable to fulfill his indemnification obligations to ALTM, New ALTM, and Hencie in connection with such Claims, Hencie intends to vigorously contest the Claims and pursue any potential counterclaims that may be available. Notwithstanding the foregoing, the business, financial condition, and operations of New ALTM could be materially and adversely affected by an outcome that is adverse to Hencie with respect to any of the Claims, legal fees and expenses associated with investigating, contesting, and defending against any of the Claims (whether or not the Claims are successfully pursued by Mr. Tanner), and the diversion of management's time and resources in connection with any such investigation, contest, or defense.

     Officers and directors own a significant percentage of outstanding shares and, as a group, control a vote of shareholders.

     The executive officers and directors of New ALTM will own approximately 54% of the outstanding shares of common stock of New ALTM immediately after the Transaction. If these shareholders act or vote together with other employees who own significant shares of common stock they will have the ability to control the election of directors and the approval of any other action requiring the approval of shareholders, including any amendments to the certificate of incorporation and mergers or sales of all or substantially all assets, even if the other shareholders perceive that these actions are not in their best interests.

     The general condition of the U.S. economy may adversely affect New ALTM's business as a whole.

     The general condition of the U.S. economy and the current weakness in the economy has affected and will continue to affect Hencie's business. These conditions include declines in interest rates, client staff reductions, client labor strikes and acquisitions of clients by other companies, among others.
In addition, potential clients and existing clients are also less likely to switch service providers and in some cases are delaying or postponing purchasing decisions. These factors could result in the reduction of the aggregate amount of spending. In addition, the general condition of the U.S. economy is affected by social, political and military conditions, including terrorist threats and acts and any responses by the United States to such threats and acts.

     The authorization of preferred stock, a staggered board of directors, supermajority voting requirements and certain provisions of Delaware law could make a takeover attempt more difficult, even if the takeover would be favorable for shareholders.

     New ALTM's Amended and Restated Certificate of Incorporation and bylaws may have the effect of deterring, delaying or preventing a change in control of the company. For example, its charter documents provide for:

     -the ability of the board of directors to issue preferred stock and to determine the price and other terms, including preferences and voting rights, of those shares without shareholder approval;

     -advance notice provisions for shareholder proposals and nominations to the board of directors;

     -a staggered board of directors, with three-year terms, which will lengthen the time needed to gain control of the board of directors; and

     -supermajority voting requirements for shareholders to amend provisions of its charter documents.

     New ALTM will be subject to Delaware corporate law. Section 203 of the Delaware General Corporation Law prohibits New ALTM from engaging in a business combination with any significant shareholder for a period of three years from the date the person became a significant shareholder unless, for example, its board of directors approved the transaction that resulted in the shareholder becoming an interested shareholder. Any of the above could have the effect of delaying or preventing changes in control that a shareholder may consider favorable.

                        MARKET PRICE INFORMATION

     Alternate Marketing common stock has been listed on the Nasdaq SmallCap Market since 1995 and currently trades under the ticker symbol "ALTM." The table below sets forth, for the fiscal quarters indicated, the reported high and low sale prices of Alternate Marketing common stock as reported by the Nasdaq SmallCap Market. The stock of Hencie is not publicly traded.

                                               Year Ended December 31, 2000
                                               ----------------------------
                                                   High              Low
                                               ----------------------------
     First quarter                                 3 5/16          2
     Second quarter                                3 1/2           0 7/8
     Third quarter                                 2 1/4           1 5/16
     Fourth quarter                                2 1/2           0 1/4


                                               Year Ending December 31, 2001
                                               -----------------------------
                                                   High              Low
                                               -----------------------------
     First quarter                                1 5/8           1 1/16
     Second quarter                               1 7/32          0 15/16
     Third quarter                                1 3/16          0 29/32
     Fourth quarter                               1 9/16          0 19/32

     At June 6, 2002, there were approximately 44 holders of record of Alternate Marketing common stock.

     On June 6, 2002, the last full trading day for which it was practicable to obtain market data before the printing of this document, the closing sale price reported on the Nasdaq SmallCap Market for Alternate Marketing's common stock was $0.91 per share. On April 22, 2002, the last full trading day prior to the announcement of the signing of the Transaction Agreement, the closing sale price reported on the Nasdaq SmallCap Market for Alternate Marketing's common stock was $0.88 per share.

     On January 22, 2002, Alternate Marketing paid a cash dividend of $.50 per share to shareholders of record on January 15, 2002. The Transaction allows for payment of a $.10 cash dividend to ALTM shareholders of record immediately prior to the reincorporation in Delaware. New ALTM intends to retain future earnings to fund the development and growth of its business and does not intend to pay any cash dividends in the foreseeable future.

                         COMPARATIVE PER SHARE DATA

     The following table reflects (a) the historical net income and book value per share of ALTM common stock in comparison with the pro forma net income and book value per share after giving effect to the Transaction as a purchase of Hencie; (b) the historical net income and book value per share of Hencie common stock in comparison with the equivalent pro forma net income and book value per share attributable to the 49% of the outstanding common stock of ALTM received by Hencie shareholders in the Transaction and (c) the actual cash dividends per share compared with equivalent pro forma dividends per share of both ALTM and Hencie. The information presented in this table should be read in conjunction with the pro forma combined financial statements and the separate financial statements of ALTM and Hencie and the notes thereto appearing elsewhere herein or incorporated herein by reference.

Alternate Marketing              Three months ended March 31, 2002   Year ended December 31, 2001
 Net Income (Loss)
   Historical                               $  (0.02)                      $  (0.09)
   Pro Forma                                $  (0.05)                      $  (0.05)

 Dividends
   Historical                               $   0.00                       $   0.50
    Pro Forma (1)                            $   0.00                       $   0.00

 Book Value
    Historical                               $   1.13
    Pro Forma                                $   1.06


Hencie                           Three months ended March 31, 2002   Year ended December 31, 2001
 Net Income (Loss)
    Historical                               $  (0.03)                       $ (0.02)
    Equivalent Pro Forma (2)                 $  (0.03)                       $ (0.03)

 Dividends
    Historical                               $   0.00                        $  0.00
    Equivalent Pro Forma                     $   0.00                        $  0.00

 Book Value
    Historical                               $  (0.22)
    Equivalent Pro Forma (1)                 $   0.52

(1) ALTM has no history of declaring dividends as a distribution of earnings. The one-time dividend of $2,293,052 declared in 2001 was a return of capital related to proceeds from ALTM's sale of its sampling business in 2000.

(2) Equivalent pro forma amounts were determined by multiplying combined pro forma amounts by 49%, which is the interest in New ALTM to be received by Hencie shareholders in the Transaction.

              ALTERNATE MARKETING SELECTED FINANCIAL DATA

     The following consolidated financial information is derived from the Alternate Marketing consolidated financial statements and should be read together with such financial statements and "Alternate Marketing Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Alternate Marketing's annual report on Form 10-KSB, which is incorporated by reference in this proxy statement.

                                                  As of December 31,
                                      ---------------------------------------
                                              2001                 2000
                                      ------------------   ------------------
Total current assets                       $7,186,962            $7,198,771

Total assets                               $9,336,226            $9,540,375

Total current liabilities                  $4,089,942            $1,482,103

Total liabilities and shareholders' equity $9,336,226            $9,540,375



                                         For the years ended December 31,
                                      -------------------------------------
                                             2001                  2000
                                      ------------------   ----------------
Net sales                                 $16,626,151           $21,838,653

Income (loss) from continuing
  operations (1)                          $  (404,871)          $ 2,281,991

Income (loss) per share from
 continuing operations                    $     (0.09)          $      0.49

Cash dividends declared per share (2)     $      0.50           $      0.00

(1) 2000 includes a pre-tax gain from the sale of the Company's sampling division of approximately $3.4 million.

(2) The Company declared a one-time dividend of $2,293,052 in 2001 as a return of capital related to proceeds from the sale of its sampling division in 2000.

                      HENCIE SELECTED FINANCIAL DATA

     The following consolidated financial information is derived from the Hencie consolidated financial statements included elsewhere in this proxy statement and should be read together with such financial statements and the "Hencie Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                As of December 31,
                                      -------------------------------------
                                             2001                  2000
                                      -------------------------------------
Total current assets                       $1,023,043            $2,150,620

Total assets                               $1,268,055            $2,605,841

Total current liabilities                  $4,832,622            $6,057,006

Long-term debt                             $   90,798            $  121,766

Total liabilities and shareholders' equity $1,268,055            $2,605,841


                                          For the years ending December 31,
                                      --------------------------------------
                                             2001                  2000
                                      --------------------------------------

Net sales                                 $11,937,462           $10,318,840

Loss from continuing operations           $  (243,951)          $(5,232,444)

Loss per share from continuing
  operations                              $     (0.02)          $     (0.50)

Cash dividends declared per share         $      0.00           $      0.00

         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial information gives effect to the Transaction using the purchase method of accounting.

     The unaudited pro forma combined condensed balance sheet as of March 31, 2002 is based on the individual historical balance sheets of Alternate Marketing and Hencie and has been prepared to reflect the Transaction as if the Transaction had occurred as of March 31, 2002.

     December 31 is the fiscal year end of both Alternate Marketing and Hencie. The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2001 is based on the individual historical statements of operations of Alternate Marketing and Hencie and combines the results of operations of Alternate Marketing for the year ended December 31, 2001 with the results of operations for Hencie for the year ended December 31, 2001 as if the Transaction had occurred as of January 1, 2001. The unaudited pro forma combined condensed statement of operations for the three months ended March 31, 2002 is based on the individual historical statements of operations of Alternate Marketing and Hencie and combines the results of operations for Alternate Marketing and Hencie for the three months ended March 31, 2002, as if the Transaction had occurred as of the beginning of the period.

     The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the Transaction had been completed as of the beginning of the periods presented, nor are they necessarily indicative of the future financial position or operating results of Alternate Marketing. The unaudited pro forma combined condensed financial information does not give effect to any cost savings or restructuring and integration costs that may result from the integration of Alternate Marketing's and Hencie's operations. The costs related to restructuring and integration have not yet been determined.

     The unaudited pro forma combined condensed financial information should be read in conjunction with Alternate Marketing's annual report on Form 10-KSB for the fiscal year ended December 31, 2001 (incorporated herein by reference) and its quarterly report on Form 10-QSB for the first fiscal quarter ended March 31, 2002 (Appendix F of this proxy statement) and with the audited financial statements of Hencie included elsewhere in this proxy statement.

                      ALTERNATE MARKETING AND HENCIE

          UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET
                           as of March 31, 2002

                                        Alternate                 Pro Forma            Pro Forma
                                        Marketing     Hencie      Adjustments   Notes  Combined
 Assets
Cash and cash equivalents              $ 1,297,384   $   13,809                      $ 1,311,193
Accounts receivable, net of allowance  $ 2,867,707   $1,201,626                      $ 4,069,333
Prepaid expenses                       $   168,914   $    8,823                      $   177,737
Refundable federal income tax          $   180,000   $                               $   180,000
  Total current assets                 $ 4,514,005   $1,224,258   $                  $ 5,738,263

Property and equipment, net of
  accumulated depreciation             $    68,994   $  193,049                      $   262,043
Computer software, net                 $    56,238   $       -                       $    56,238
Goodwill, net                          $ 2,004,947   $        -   $ 8,811,874   (1)  $10,448,821
                                                                  $  (368,000)  (2)
Total assets                           $ 6,644,184   $1,417,307   $ 8,443,874        $16,505,365

  Liabilities
Debt to factor                         $         -   $  688,226                      $   688,226
Current portion of long-term debt and
  notes payable                        $         -   $1,457,848   $  (200,000) (2)   $ 1,257,848
Accounts payable                       $ 1,263,020   $1,027,927                      $ 2,290,947
Accrued liabilities                    $   157,632   $1,701,649   $  (168,000) (2)   $ 1,841,281
                                                                  $   150,000  (1)
Deferred revenue                       $    62,076   $  260,000                      $   322,076
Dividend payable                       $         -   $        -                      $        --
  Total current liabilities            $ 1,482,728   $5,135,650   $  (218,000)       $ 6,400,378

Long-term debt and notes payable, less
  current portion                      $        -    $   89,061                      $    89,061

  Shareholders' equity
Preferred stock                        $        -    $       --   $                  $        --
Common stock                           $10,417,243   $  171,673   $ 4,854,470  (1)   $15,271,713
                                                                  $  (171,673) (1)
Additional paid-in capital             $        -   $ 3,776,373   $(3,776,373) (1)   $        --
Deferred compensation                  $        -   $  (364,922)  $   364,922  (1)   $        --
Accumulated losses                     $(5,255,787) $(7,390,528)  $ 7,390,528  (1)   $(5,255,787)
  Total shareholders' equity           $ 5,161,456  $(3,807,404)  $ 8,661,874        $10,015,926

Total liabilities and shareholders'
  equity                               $ 6,644,184  $ 1,417,307   $ 8,443,874        $16,505,365

     See accompanying notes to the unaudited pro forma combined condensed financial statements.

                       ALTERNATE MARKETING AND HENCIE

     UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS
                     for the year ended December 31, 2001

                            Alternate                 Pro Forma         Notes        Pro Forma
                            Marketing     Hencie      Adjustments                     Combined
Net sales                  $16,626,151   $11,937,462                                 $28,563,613
Cost of sales              $12,837,911   $ 6,367,462                                 $19,205,373
  Gross profit             $ 3,788,240   $ 5,570,000  $       -                      $ 9,358,240

Selling, general and
  administrative expenses  $ 4,536,618   $ 5,178,016  $(150,000)        (3)          $ 9,564,634

Income (loss) from
  operations               $  (748,378)  $   391,984  $ 150,000                      $  (206,394)

Other income (expense),
   net                     $   125,847   $  (635,935)                                $  (510,088)

Loss before income taxes   $  (622,531)  $  (243,951) $ 150,000                      $  (716,482)

Income tax expense
  (benefit)                $  (217,660)  $         -                                 $  (217,660)

Net loss                   $  (404,871)  $  (243,951) $ 150,000                      $  (498,822)

EPS (Basic and Diluted)    $     (0.09)  $         -                                 $     (0.05)
Weighted average shares      4,612,805                4,854,470                        9,467,275

     See accompanying notes to the unaudited pro forma combined condensed financial statements.

                       ALTERNATE MARKETING AND HENCIE

     UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS
                   for the three months ended March 31, 2002

                            Alternate                 Pro Forma         Notes        Pro Forma
                            Marketing     Hencie      Adjustments                     Combined
Net sales                  $ 4,081,545   $ 2,445,091                                 $ 6,526,636
Cost of sales              $ 3,171,929   $ 1,365,463                                 $ 4,537,392
  Gross profit             $   909,616   $ 1,079,628  $       -                      $ 1,989,244

Selling, general and
  administrative expenses  $ 1,002,258   $ 1,350,176  $                              $ 2,352,434

Loss from operations       $  ( 92,642)  $  (270,548) $      --                      $  (363,190)

Other income (expense),
   net                     $     7,814   $  (146,673)                                $  (138,859)

Net loss                   $  ( 84,828)  $  (417,221) $      --                      $  (502,049)

EPS (Basic and diluted)    $     (0.02)           --  $      --                      $     (0.05)
Weighted average shares      4,586,005                4,854,470                        9,440,475

     See accompanying notes to the unaudited pro forma combined condensed financial statements.

                      ALTERNATE MARKETING AND HENCIE

   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL STATEMENTS

Summary of the Transaction

Pursuant to the Transaction Agreement, New ALTM will issue 4,854,470 shares of its common stock with a fair value of $4,854,470 to the shareholders of Hencie in exchange for 100% ownership of Hencie. Fair value of the shares is determined using an average of Alternate Marketing stock price as traded on Nasdaq just prior to and just after the announcement of the Transaction. Upon approval by the shareholders Alternate Marketing will acquire more than 80% of Hencie's stock from the Majority Hencie Shareholders. Within one year subsequent to the acquisition from the Majority Hencie Shareholders, Alternate Marketing will acquire the remaining outstanding shares from the Minority Hencie Shareholders. Upon completion of the acquisition of 100% of Hencie in exchange for New ALTM common stock, the Hencie shareholders will own 49% of New ALTM on a fully diluted basis. The acquisition has been accounted for using the purchase method of accounting with the excess value of the sum of the fair value of stock and transaction costs of $150,000 over the fair value of the assets and being recorded as goodwill. Upon adoption of SFAS 142, resulting goodwill will not be subject to amortization. Alternate Marketing has not yet performed the transitional impairment testing required by SFAS 142.

(1) This pro forma adjustment eliminates the equity of Hencie. It also records the issuance of 4,854,470 shares of common stock with a fair value of $4,854,470 and the resulting goodwill of $8,443,874 including the transaction costs of $150,000.

(2) This pro forma adjustment reflects a change in the amount due to noteholders resulting from a contractually agreed settlement of the obligation, incident to the transaction. This adjustment has been excluded from the pro forma consolidated combined statement of operations due to its non-recurring nature.

(3) This pro forma adjustment is to reflect Alternate Marketing's adoption of SFAS 142 on January 1, 2002, which requires that goodwill not be amortized, but will be subject to periodic testing for impairment.

(4) The following table illustrates the calculations of basic income per share and diluted income per share. Diluted income (loss) per share has no shares included for potential options and warrants as they are anti-dilutive.

                                                      December 31, 2001
                                                  Alternate       Pro forma
                                                  Marketing       Combined
Income (Numerator):
   Net loss                                      $ (404,871)      $ (498,822)

Shares (Denominator):
   Weighted shares outstanding                    4,612,805        9,467,275

Basic and Diluted Loss per share:
   Net loss per share                            $    (0.09)      $    (0.05)


                                                        March 31, 2002
                                                  Alternate       Pro forma
                                                  Marketing       Combined
Income (Numerator):
   Net loss                                      $ ( 84,828)      $ (502,049)

Shares (Denominator):
   Weighted shares outstanding                    4,586,005        9,440,475

Basic and Diluted Loss per share:
   Net loss per share                            $    (0.02)      $    (0.05)

(5) The Company has recorded no pro forma income tax benefits due to the inability to currently utilize its deferred tax assets relating to net operating losses.

                            THE TRANSACTION

     This section of the proxy statement describes material aspects of the proposed Transaction. While Alternate Marketing believes that the description covers the material terms of the Transaction, this summary may not contain all of the information that is important to you. You should read this entire proxy statement and the other documents referred to herein for a more complete understanding of the Transaction.

Background of the Transaction

     The terms of the Transaction Agreement are the result of negotiations between representatives of Alternate Marketing and Hencie. The following is a brief discussion of the background of these negotiations and the proposed Transaction.

     After an initial exploratory meeting between the principals of both organizations, the parties exchanged detailed written materials, completed their preliminary due diligence, and commenced negotiations on a non-binding letter of intent to memorialize their mutual understanding of the structure of a proposed reorganization and merger. After several negotiations, and following consultation with their respective boards and financial advisors, the companies entered into a non-binding letter of intent regarding the transaction on January 24, 2002.

     Within days after the execution of the letter of intent, the parties commenced a more detailed due diligence investigation of each other. Simultaneously, representatives of Alternate Marketing, together with our legal and financial advisors, and representatives of Hencie, together with its legal and financial advisors, communicated by telephone and met in person to discuss various aspects of the proposed transaction. During this time, drafts of the Transaction Agreement and various ancillary agreements were distributed, reviewed and negotiated. Among the matters negotiated were the exchange ratio, the conditions on the parties' obligations to close the Transaction, the right of the parties to terminate the Transaction Agreement, the effect of termination, the amount of the termination or break-up fee, and the circumstances under which the termination fee would be payable.

     After several weeks of negotiation and revisions to the documentation, and following detailed discussions of both companies' executive officers with legal and financial advisors regarding the terms of the Transaction Agreement and related documents, including a summary of the representations, warranties, covenants, conditions, termination events and termination consequences, as well as the structure of the proposed transaction, Alternate Marketing's board of directors and Hencie's board of directors and shareholders approved the Transaction and authorized the respective officers of both companies to undertake all acts necessary or desirable to effect the Transaction. The parties then executed the Transaction Agreement on April 9, 2002. After lapse of several broad conditions which would have allowed either party to terminate without liability, the Transaction was publicly announced before the opening of trading on April 23, 2002. On May 31, 2002, the parties executed an amended and restated Transaction Agreement.

Recommendation of the Board of Directors; Reasons for the Transaction

     Our board of directors has determined that the terms of the Transaction Agreement are fair to and in the best interests of our shareholders and recommends that the shareholders vote in favor of the Transaction.

     In reaching its determination, our board considered the benefits offered by the Transaction and weighed them against the risks associated with the Transaction. While the risks associated with the Transaction are substantial, our board ultimately concluded that these risks are outweighed by the potential benefits to shareholders. In reaching this determination, the board relied on, among other things, the accuracy of the representations and warranties of Hencie.

     After review and evaluation of all information provided to the board for its consideration, the board concluded that the Transaction was the best transaction reasonably available to maximize shareholder value. The factors reviewed by the board included, among others, the following:

     -The board's knowledge of Alternate Marketing's business, operations, properties, assets, financial condition, operating results and prospects;

     -The board's knowledge of Hencie's business, operations, properties, assets, financial condition, operating results and prospects, such knowledge being based on written and oral information provided by Hencie's directors, executive officers and legal and financial advisors;

     -The condition that the Transaction be submitted to our shareholders for approval, which allows for an informed vote of shareholders on the merits of the Transaction;

     -The history of negotiations that led to the current ratio of one (1) share of New ALTM common stock for each 3.563 shares of Hencie common stock;

     -The terms and conditions of the Transaction Agreement, including the "fiduciary out" provision;

     -The exploration of other offers;

     -Michigan law entitling Company shareholders to appraisal rights if the Transaction is completed; and

     -The "fairness opinion" of Capitalink.

     The foregoing discussion of the information and factors considered and given weight by the board is not intended to be exhaustive.

The Transaction

     The terms of the Transaction are set forth in the amended and restated Transaction Agreement, dated as of May 31, 2002, by and among Alternate Marketing, Hencie, Merger Sub, and the Majority Hencie Shareholders. Subject to the approval of the shareholders of Alternate Marketing and the satisfaction (or waiver, if permitted) of the other conditions contained in the Transaction Agreement:

     -Alternate Marketing will merge into New ALTM;

     -Each share of Alternate Marketing common stock will be automatically converted into one share of New ALTM common stock;

     -The Majority Hencie Shareholders will receive one (1) share of New ALTM common stock for each 3.563 shares of Hencie common stock;

     -Merger Sub will merge into Hencie and New ALTM will issue shares of New ALTM common stock to the Minority Hencie Shareholders, provided, however, that we may acquire the remaining Hencie shares by means other than the subsidiary merger, if deemed appropriate by the board of directors of New ALTM.

     -The number of authorized shares of capital stock of New ALTM will be 55 million; and

     -New ALTM will continue to operate the business currently conducted by Hencie as well as the business currently conducted by Alternate Marketing.

Time of Closing

     The reincorporation in Delaware and the acquisition of Hencie Stock from the Majority Hencie Shareholders (representing ownership of more than 80% of Hencie) will occur as soon as possible after satisfaction or waiver of the conditions to the Transaction. To complete the Transaction, Merger Sub will merge into Hencie, thereby eliminating the Hencie Minority Stockholders; provided, however, that we may acquire the remaining Hencie shares by means other than the subsidiary merger, if deemed appropriate by the board of directors of New ALTM. For example, we may purchase Hencie shares from individual Minority Hencie Shareholders for cash or New ALTM securities. Alternate Marketing and Hencie will make certain filings with the Secretaries of State of the States of Delaware and Michigan in connection with the Transaction.

Reincorporation Merger

     The Transaction requires Alternate Marketing to reincorporate in Delaware so that New ALTM and its shareholders will be governed by Delaware law rather than Michigan law. The reincorporation will be accomplished by merging Alternate Marketing into New ALTM, its wholly-owned Delaware subsidiary. See "REINCORPORATION MERGER" in this proxy statement for information about some of the differences between Delaware and Michigan law and management's reasons for reincorporation.

Cash Dividend to Alternate Marketing's Shareholders

     The Transaction Agreement allows ALTM to declare a $.10 per share cash dividend to shareholders of record as of a date not to be later than the Business Day immediately preceding the First Closing Date. However, as of the date of this proxy statement, the board has not yet declared this dividend and may determine not to do so, in its discretion.

Treatment of Stock Options and Warrants

     All outstanding options and warrants to purchase shares of ALTM common stock will be assumed by New ALTM and will remain outstanding and continue to be exercisable according to their terms for stock of New ALTM. Outstanding stock options and warrants of Hencie will be assumed by New ALTM and will remain exercisable, according to their original terms, for shares of New ALTM in accordance with the Common Stock Exchange Ratio.

Interests of Certain Persons in the Transaction

     Certain individuals who will serve as directors and executive officers of New ALTM following the Transaction, upon consummation of the Transaction, will have beneficial ownership of common stock (as a percentage of outstanding shares) as follows:

                Name                    Individual Percentage
             Phillip D. Miller                   9.04%
             Thomas Hiatt                        3.93%
             Tribune Co. (1)                     8.73%
             Adil Khan (2)(3)(4)(5)              25.61%
             William Warren                      0.52%
             Randall Reiners                     1.54%
             David Bender                        0.72%
             Brad Moore                          0.10%
             Frank O'Connell                     0.28%
             Sandra J. Smith                     0.83%
             David Bevins                        3.21%

(1) Shares held beneficially and of record by Tribune Co. Brad Moore serves on the board of directors of ALTM as a representative of Tribune Co. and may be deemed to exercise voting control of the shares as a result of this arrangement. Mr. Moore disclaims beneficial ownership of the Tribune Co.'s shares.

(2) Does not include shares issuable upon exercise of Adil Khan's option to purchase up to 3% of the issued and outstanding common stock of New ALTM on a fully diluted basis. This option is exercisable only if Hencie's Adjusted EBITA (as defined in the option) is greater in the fiscal year ended December 31, 2002 than in the fiscal year ended December 31, 2001.

(3) Includes shares of common stock owned by K2 VC, Ltd., a Texas partnership, with K2 VC Management, LLC, as a general partner and Adil Khan and Mehnaz Fatehdin, his wife, as limited partners. K2 VC Management, LLC, is managed by Adil Khan and Mehnaz Fatehdin.

(4) Does not include shares owned by Hencie International, Inc., a Texas corporation, controlled by Anwar Fatehdin, Adil Khan's father-in-law.

(5) Includes shares of New ALTM with a fair market value of $750,000, as determined at the First Closing, which will be escrowed as security for Khan's indemnification obligations in the Transaction Agreement. These shares may be forfeited to New ALTM in whole or in part. Also includes shares of New ALTM with a fair market value of $2,392,500, escrowed in connection with the settlement of a dispute with Edge Technologies, Inc. In the event that Mr. Khan has insufficient shares of New ALTM to fully fund both the New ALTM indemnification escrow and the Edge settlement escrow, the New ALTM indemnification escrow will bear the entire deficiency.

     For more information, see "Approval of the Transaction Agreement   The
Merger   Interests of Certain Persons in the Merger."

Opinion of Financial Advisor to Alternate Marketing

OPINION OF CAPITALINK, L.C.

In connection with the Transaction, the Company engaged Capitalink to render an opinion as to the fairness, from a financial point of view, to the Company's shareholders, of the Common Stock Exchange Ratio as set forth in a draft of the Transaction Agreement. The Transaction Agreement was subsequently finalized and executed by the parties on May 31, 2002 without any changes deemed material by Capitalink for purposes of the Capitalink fairness opinion. On May 8, 2002, Capitalink made a presentation to the Alternate Marketing board of directors regarding the Transaction and the Common Stock Exchange Ratio. In addition, Capitalink advised the Board that it was prepared to deliver a written opinion on such date; however, no written opinion was delivered on May 8, 2002. Subsequently, the parties clarified certain points and provided Capitalink with a draft amended and restated agreement and plan of reorganization. On May 29, 2002, Capitalink made an additional presentation to the Alternate Marketing board of directors and rendered its oral opinion that, as of such date, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the Common Stock Exchange Ratio is fair to the Company's shareholders from a financial point of view. Subsequently, Capitalink delivered its written fairness opinion.

THE FULL TEXT OF THE WRITTEN OPINION OF CAPITALINK, DATED AS OF MAY 29, 2002, IS ATTACHED AS APPENDIX B AND IS INCORPORATED BY REFERENCE. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE CAPITALINK OPINION CAREFULLY AND IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED, PROCEDURES FOLLOWED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY CAPITALINK IN RENDERING ITS OPINION. THE SUMMARY OF THE CAPITALINK OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

No limitations were imposed by the Company on the scope of Capitalink's investigation or the procedures to be followed by Capitalink in rendering its opinion. The Capitalink opinion was for the use and benefit of the board in connection with its consideration of the Transaction and was not intended to be and does not constitute a recommendation to any shareholder of the Company as to whether to accept the consideration in connection with the Transaction or as to how such shareholder should vote with respect to the Transaction. Capitalink was not requested to opine as to, and its opinion does not address, the Company's underlying business decision to proceed with or effect the Transaction. Further, Capitalink was not asked to consider, and its opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company.

In arriving at its opinion, Capitalink took into account its assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally and, among other things, reviewed documents relating to the Transaction, including the Transaction Agreement and the draft preliminary proxy statement.

Capitalink also:

     (i) reviewed publicly available financial information and other data with respect to the Company, including its annual report on Form 10-KSB for the fiscal year ended December 2001, and its report on Form 10-QSB for the quarter ended March 31, 2002,

     (ii) reviewed information and data with respect to Hencie, including its annual report for the period ending December 31, 2001, draft audited financial statements for the years ended December 31, 2001 and 2000, business plan dated December 31, 2001, business review dated March 1, 2002, and financial information for the quarterly period ended March 31, 2002,

     (iii) reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of the Company or those of Hencie,

     (iv) reviewed and analyzed certain financial terms of transactions involving target companies deemed to have characteristics comparable to the Company or Hencie,

     (v) reviewed and discussed with representatives of the management of the Company and Hencie certain financial and operating information furnished by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of the Company or Hencie,

     (vi) considered the historical financial results and present financial condition of the Company and Hencie,

     (vii) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of the Company, and the companies deemed comparable to the Company and Hencie,

     (viii)reviewed and analyzed the relative financial contributions of the Company and Hencie to the combined enterprise,

     (ix) reviewed and analyzed potential pro forma financial effects of the Transaction on the Company's earnings per share,

     (x) inquired about and discussed the Transaction and other matters related thereto with Company management, Company legal counsel and Hencie management, and

     (xi) performed such other analyses and examinations as were deemed appropriate.

In arriving at its opinion, Capitalink has relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by it without assuming any responsibility for any independent verification of any such information, and has further relied upon the assurances of the Company's management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections utilized, Capitalink assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such projections provide a reasonable basis upon which it could form an opinion. In arriving at its opinion, Capitalink did not make a physical inspection of the properties and facilities of the Company or Hencie, and has not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the Company or Hencie. Capitalink assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, based upon discussions with the Company, it is assumed that the Transaction will not be a taxable event to the Company's shareholders. Capitalink assumed, with the Company's consent, that the Transaction will be consummated in accordance with the terms described in the Transaction Agreements, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations thereunder or that any such revisions or waivers thereto will not be detrimental to the Company's shareholders. Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, May 28, 2002. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty.

Each of the analyses conducted by Capitalink was carried out in order to provide a different perspective on the Transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Common Stock Exchange Ratio to the Company 's shareholders. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The summary of Capitalink's analysis described below is not a complete description of the analysis underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. Accordingly, Capitalink believes that its analysis must be considered as a whole and that selecting portions of its analysis and factors, or focusing on information presented in tabular format, without considering all of the analysis and factors contained in the narrative description that follows, could result in an incomplete and misleading view of the processes underlying its analysis and opinion.

Capitalink analyzed the fairness of the Common Stock Exchange Ratio using the following methodologies:

Financial Data Analysis. Capitalink undertook analyses of the historical and projected financial data of both the Company and Hencie in order to understand and interpret their respective earnings power and financial strength.

Capitalink reviewed and analyzed certain financial information: (i) for ALTM, as provided by the Company and as reported in its public filings, including the historical audited financial data for the four years ended December 31, 2001, the draft unaudited financial statements for the quarter ended March 31, 2002, and the projections for the four fiscal years ending December 31, 2005; and (ii) for Hencie, including the draft audited historical financial statements for the two years ended December 31, 2001, the unaudited financial statements for the quarter ended March 31, 2002, and projections for the four years ending December 31, 2005.

Capitalink noted among other things that ALTM possesses a debt-free capital structure, stable recent growth, and small and stable projected growth in revenue and earnings. Hencie has relatively high debt levels, consistent historical improvement in revenue and earnings, and strong anticipated future growth in revenue and earnings.

Historical Stock Price Analysis. Capitalink utilized a historical stock price analysis to review and compare the Company's stock performance to the general market indices and selected peer groups. In addition, Capitalink reviewed the liquidity of the Company's common stock in the public trading markets.

Capitalink reviewed the daily closing market price and trading volume of ALTM's common stock over the period from April 23, 2001 through April 22, 2002 (one day prior to first public announcement of the Transaction). Capitalink compared the daily closing market price performance of ALTM's common stock for the respective period to each of the ALTM Marketing Comparable Companies and ALTM Logistics Comparable Companies (each as defined below) and the Russell 3000 Index. Capitalink noted that during the period under review, ALTM's common stock rose 18.9%, while the ALTM Marketing Comparable Companies fell 34.2%, the ALTM Logistics Comparable Companies rose 18.4%, and the Russell 3000 Index declined 7.5%. Capitalink also calculated total trading volumes at various closing price ranges. In addition, the number of trading days, and the respective percentages, at certain trading volume, were set forth. Capitalink noted ALTM's common stock was highly illiquid with an average and median daily number of shares traded of 1,812 and 250, respectively. Capitalink also observed that the ALTM common stock price at May 28, 2002 and April 22, 2002, was $1.10 and $0.88, respectively.

In addition, Capitalink compared the historical stock price performance of the Hencie Comparable Companies (as defined below) to the Russell 3000 Index. Capitalink noted that, although the Hencie Comparable Companies outperformed the Russell 3000 Index, the relative movements of each of the indices were highly correlated, indicating that the information technology consulting industry exhibits high levels of market risk.

Transaction Consideration and Multiple Analysis. Capitalink utilized the transaction consideration and multiple analysis for the purposes of reviewing and comparing the Transaction's implied consideration and resulting multiples.

Capitalink estimated the implied consideration, by multiplying the closing share price of ALTM common stock as of April 22, 2002 with the assumed 4,882,109 shares issuable to Hencie on a fully diluted basis. The implied consideration of $4.3 million was utilized in calculating the implied transaction multiples based on Hencie's (i) last twelve months ("LTM") revenues, (ii) current fiscal year ("CFY") revenues, (iii) CFY earnings before interest, tax, depreciation and amortization ("EBITDA"), and (iv) total assets. Such multiples were based on (x) total invested capital (total common shares outstanding multiplied by current market share price plus total interest bearing debt) ("TIC"), and (y) enterprise value (TIC less cash and marketable securities).

     Implied Consideration ($000)       $4,296

     Implied Multiples:

     TIC as a multiple of:
      LTM Revenue                         0.7x
      CFY Revenue                         0.4
      CFY EBITDA                          2.2
      Total Assets                        5.2

     Enterprise Value as a multiple of:
      LTM Revenue                         0.7
      CFY Revenue                         0.4
      CFY EBITDA                          2.2
      Total Assets                        5.2

Capitalink also reviewed and calculated a sensitivity analysis on the above information based upon the prior day closing and trailing five, ten, twenty, thirty day, three month, six month and prior year average closing prices.

Selected Comparable Company Analysis. Capitalink utilized the selected comparable company analysis, a market valuation approach, for the purposes of compiling guideline or comparable company statistics. Such value measures are developed based on trading prices of securities of companies with similar business models to each of the Company and Hencie.

The selected comparable company analysis involved the review of publicly traded companies deemed comparable to ALTM (the "ALTM Comparable Companies") or Hencie (the "Hencie Comparable Companies", collectively, the "Comparable Companies"). Capitalink reviewed certain financial information relating to each of ALTM or Hencie in the context of the corresponding financial information, ratios and public market multiples for the respective Comparable Companies. No company used in Capitalink's analysis was deemed to be identical or directly comparable to ALTM or Hencie, as the case may be; accordingly, Capitalink considered the multiples for the Comparable Companies, taken as a whole, to be more relevant than the multiples of any single company.

Capitalink selected the ALTM Comparable Companies by examining companies that were similar to that of ALTM's Marketing Advertising division (the "ALTM Marketing Comparable Companies") and Logistics Advertising division (the "ALTM Logistics Comparable Companies"). Capitalink believes that, although the business model of ALTM is unique and different than that of the ALTM Comparable Companies in that it acts as a broker, the underlying risk and fortunes of the Company follows that of the corresponding industry sectors.

The ALTM Marketing Comparable Companies utilized were: Outlook Group Corp., 24/7 Real Media, L90, Inc., Obie Media Corp., CoActive Marketing Group, and BrandEra.Com, Inc. The ALTM Logistics Comparable Companies utilized were:
Dynamex, Inc., Smithway Motor Xpress Corp., CD&L, Inc., BOYD Bros. Transportation, Cannon Express, Inc., and US 1 Industries, Inc.

The Hencie Comparable Companies utilized were: Ciber, Inc., Answerthink, Inc., Carreker Corp., Technology Solutions Co., RWD Technologies, Inc.,
Intelligroup, Inc., Braun Consulting, Inc., Inforte Corp., Zamba Corp., and eLinear, Inc.

Based on publicly available information, Capitalink reviewed the following financial information for each of the Comparable Companies: enterprise value, market value, TIC, revenue, common equity, net tangible common equity, and selected financial ratios. The review and analysis for ALTM and Hencie were evaluated as of April 22, 2002. Subsequent to such review and based on the respective market value, TIC or enterprise value as of April 22, 2002, Capitalink calculated and compared the following multiples for each of the Comparable Companies.

                                    ALTM Marketing Comparable Companies
                                    -----------------------------------
                              ALTM     High     Mean     Median     Low
                              -----------------------------------------

Market Value as Multiple of:
  LTM Revenue                 0.2x      0.7x    0.4x     0.3x      0.2x
  Common Equity               0.8       1.9     1.1      1.1       0.3
  Net Tangible Equity         1.2       4.1     2.0      1.8       0.4

TIC as Multiple of:
  LTM Revenue                 0.2       0.7     0.5      0.4       0.3
  LTM EBITDA                  na        3.7     3.6      3.6       3.5
  Total Assets                0.4       0.9     0.5      0.4       0.3

Enterprise Value as Multiple of:
  LTM Revenue                 na        0.6     0.3      0.3       0.1
  LTM EBITDA                  na        3.4     3.3      3.3       3.3
  Total Assets                na        0.9     0.4      0.4       0.1

                                   ALTM Logistics Comparable Companies
                                   -----------------------------------
                              ALTM     High     Mean     Median     Low
                              -----------------------------------------

Market Value as Multiple of:
  LTM Revenue                 0.2x      0.1x    0.1x     0.1x      0.0x
  Common Equity               0.8       1.1     0.5      0.3       0.3
  Net Tangible Equity         1.2       0.4     0.4      0.4       0.4

TIC as Multiple of:
  LTM Revenue                 0.2       0.6     0.3      0.3       0.2
  LTM EBITDA                  na        9.1     6.0      5.5       3.3
  Total Assets                0.4       1.0     0.7      0.6       0.5

Enterprise Value as Multiple of:
  LTM Revenue                 na        0.6     0.3      0.3       0.1
  LTM EBITDA                  na        8.9     5.8      5.3       3.1
  Total Assets                na        1.0     0.7      0.6       0.4

Capitalink noted that as of April 22, 2002, ALTM was trading at the low end of both the multiples of the ALTM Marketing Comparable Companies and the ALTM Logistics Comparable Companies with respect to revenues. Further, ALTM was trading toward the mean with respect to equity and total assets. Capitalink believes ALTM to be fairly priced relative the ALTM Comparable Companies, given the Company's lower relative historical and projected profit margins and expected growth. EBITDA multiples for ALTM could not be calculated as it was negative for the LTM period.

                                          Hencie Comparable Companies
                                          ---------------------------
                            Transaction   High    Mean    Median    Low
                            -------------------------------------------
TIC as Multiple of:
  LTM Revenue                  0.7x      2.8x    1.1x     1.0x     0.2x
  CFY Revenue                  0.4       3.6     1.6      1.5      0.5
  LTM EBITDA                    na      20.9    15.2     18.1      3.8
  Total Assets                 5.2       4.2     1.5      1.3      0.4

Enterprise Value as Multiple of:
  LTM Revenue                  0.7       1.9     0.8      0.7      0.1
  CFY Revenue                  0.4       1.7     1.1      1.0      0.3
  LTM EBITDA                    na      18.0    13.4     16.1      3.4
  Total Assets                 5.2       4.1     1.2      0.9      0.1

Capitalink noted that the multiples implied by the Transaction were between the low and mean of the Hencie Comparable Companies multiples.

As noted above, none of the Comparable Companies are identical or directly comparable to ALTM or Hencie, as the case may be. Accordingly, Capitalink considered the multiples for such companies, taken as a whole, to be more relevant than the multiples of any single company. Further, an analysis of publicly traded comparable companies is not mathematical; rather, it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

Selected Comparable Transaction Analysis. Capitalink utilized the selected comparable transaction analysis, a market valuation approach that is based on an examination of transactions involving companies, which are deemed similar to the Company or Hencie, for the purpose of compiling guidelines and statistics based on the pricing in such transactions.

The selected comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving companies that are in related industries to either ALTM's Marketing division (the "ALTM Marketing Comparable Transactions"), ALTM's Logistics division (the "ALTM Logistics Comparable Transactions") or Hencie (the "Hencie Comparable Transactions") (collectively the "Comparable Transactions"). Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be "material" for the acquiror. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

The ALTM Marketing Comparable Transactions include twelve transactions since January 2000, as follows:

     Acquiror                             Target
     TS&B holdings, Inc.                  Media Max, Inc.
     iVillage, Inc.                       Promotions.Com
     Cossette Communication               Post & Partners
     Cross Media Marketing Corp           LifeMinders, Inc.
     Warburg Pincus & Co.                 Cobalt Group, Inc.
     UAL Corp                             My Points.com, Inc.
     Kupper Parker Communications         Christopher Thomas Associate Inc.
     SEAT Pagine Gialle SpA               NetCreations, Inc.
     ValueClick, Inc.                     ClickAgents.Com
     Schroder Venture Partners, Inc       CTN Media Group, Inc.
     Delyn Group PLC                      Publishers Communication  Group
     Greenstone Roberts                   Kupper Parker Communications

The ALTM Logistics Comparable Transactions include six transactions since January 2000, as follows:

     Acquiror                             Target
     Corporate Vision, Inc.               Stony's Trucking Co, Inc.
     Union Pacific Corp.                  Motor Cargo Industries, Inc.
     Advantage Management Group           Kenan Transport Co.
     Private Group                        KLLM Transport Services, Inc.
     Professional Transportation Group    Dedicated Transport Services, Inc.
     Alternate Marketing Networks, Inc.   Total Logistics, Inc.

The Hencie Comparable Transactions include nineteen transactions since January 2001, as follows:

     Acquirer                             Target
     Divine, Inc.                         Viant Corp
     Creative Technology                  3Dlabs, Inc.
     MCSI, Inc.                           Zengine, Inc.
     The Titan Corporation                BTG, Inc.
     Divine, Inc.                         Eprise Corporation
     Cerner Corp                          Dynamic Healthcare Technologies
     Aquient, Inc.                        Renaissance Worldwide
     Scient Corp                          iXL Enterprises
     SAP AG                               Commerce One, Inc.
     Xcare Net, Inc.                      Healthcare.com Corp.
     CIBER, Inc.                          ARIS Corp.
     TRW, Inc.                            Network Six, Inc.
     Burntsand, Inc.                      Primix Solutions, Inc.
     CIBER, Inc.                          PSINET, Inc.
     Keane, Inc.                          Metro Information Services
     CasinoBuilders.com                   Computer Support Associates
     eXcelon Corporation                  C-Bridge Internet Solutions
     Dimension Data                       Proxicom

Based on the information disclosed in the each of the Comparable Transactions, Capitalink calculated and compared (i) enterprise value and (ii) price paid as multiples of (x) revenue, (y) total assets, and (z) net tangible equity. The multiples were derived by dividing either the total enterprise value (price paid for equity plus interest bearing debt less cash and marketable securities), or the price paid, by items (x), (y), and (z) above.

                                    ALTM Marketing  Comparable Transactions
                                    ---------------------------------------
                                       High     Mean     Median     Low
                                    ---------------------------------------

Market Value as Multiple of:
  Net Tangible Equity                  19.7x    5.5x      1.9x      0.8x

Enterprise Value as Multiple of:
  LTM Revenue                           1.5     0.7       0.5       0.0
  Total Assets                          6.5     6.1       6.1       5.7
  Net Tangible Equity                   3.1     0.9       0.4       0.1

                                    ALTM Logistics Comparable Transactions
                                    --------------------------------------
                                        High    Mean     Median     Low
                                    --------------------------------------

Market Value as Multiple of:
  Net Tangible Equity                  13.6x    4.1x      1.8x      0.5x

Enterprise Value as Multiple of:
  LTM Revenue                           0.7     0.4       0.4       0.1
  Total Assets                          5.6     3.8       3.9       2.3
  Net Tangible Equity                   1.8     1.0       0.8       0.5

                                        Hencie Comparable Transactions
                                   --------------------------------------
                      Transaction      High    Mean     Median     Low
                      ---------------------------------------------------

Market Value as Multiple of:
  Net Tangible Equity      na         98.7x   31.3x     19.3x      0.8x

Enterprise Value as Multiple of:
  LTM Revenue             0.7          2.0     0.9       0.7       0.1
  LTM EBITDA               na         56.3    18.5      10.9       5.6
  Net Tangible Equity     5.2          2.2     1.0       0.9       0.2

Capitalink noted that the multiples implied by the Transaction were between the low and mean of the Hencie Comparable Transactions multiples.

None of the Comparable Transactions are identical to the Transaction. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgements concerning differences in financial and operating characteristics of the Comparable Transactions and other factors that could affect the respective acquisition values.

Discounted Cash Flow Analysis. Capitalink utilized the discounted cash flow analysis, an income valuation approach, for the purposes of valuing both the Company's and Hencie's equity based on the present value of their respective future cash flow.

Capitalink performed several discounted cash flow analyses for both ALTM and Hencie, aggregating (x) the present value of projected unlevered free cash flows over a forecast period (the "Forecast Period"), with (y) the present value of the terminal value at the end of such period. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. The Forecast Period is comprised of the nine months ended December 31, 2002, and the fiscal years ending December 31, 2003 through 2005, and such projections were derived from historical financial information and operating data provided by ALTM and Hencie.

In determining the present value of ALTM's equity, Capitalink utilized discount rates ranging from 8.5% to 21.0%. This range was based on a derived weighted average cost of capital of 15.4%, based on the riskless and risk-based rates, in addition to company-specific risks.

Capitalink determined a range of terminal values for ALTM by applying a range of multiples to each of the Company's fiscal year 2005 projected revenue and EBITDA, of which the average was 0.25x and 5.9x, respectively. In addition, Capitalink presented a perpetual growth scenario whereby ranges of perpetual growth rates (of which the average was 3.6%) were applied to the Company's fiscal year 2005 free cash flows in order to determine a terminal value, rather than multiples. In each of the scenarios discussed, ALTM's equity value was derived by reducing the enterprise values by net debt of ($1.3) million, consisting solely of cash.

Capitalink found that the midpoint of the ranges of equity values for ALTM with respect to each scenario was $5.0 million using the revenue multiple, $3.6 million using the EBITDA multiple, and $3.3 million under the perpetual growth scenario.

In determining the present value of Hencie's equity, Capitalink utilized discount rates ranging from 37.0% to 49.5%. This range was based on a derived weighted average cost of capital of 43.3%, based on the riskless and risk-based rates, in addition to company-specific risks.

Capitalink determined a range of terminal values for Hencie by applying a range of multiples to each of Hencie's fiscal year 2005 projected revenue and EBITDA, of which the average was 0.75x and 5.9x, respectively. In addition, Capitalink presented a perpetual growth scenario whereby ranges of perpetual growth rates (of which the average was 15.6%) were applied to Hencie's fiscal year 2005 free cash flows in order to determine a terminal value, rather than multiples. In each of the scenarios discussed, Hencie's equity value was derived by reducing the enterprise values by estimated net debt of $2.2 million as of March 31, 2002 (consisting of $2.2 million in interest bearing debt, and an approximately $132,000 bank overdraft).

Capitalink found that the midpoint of the ranges of equity values for Hencie with respect to each scenario was $8.8 million using the revenue multiple, $13.3 million using the EBITDA multiple, and $7.0 million under the perpetual growth scenario. Capitalink noted that the equity values based on the discounted cash flow analysis were higher than that of the implied consideration in the Transaction based on ALTM's April 22, 2002 share price.

Pro Forma Contribution Analysis. Capitalink utilized the pro forma contribution analysis to determine the relative historical and future contributions to the combined entity.

Capitalink analyzed the contribution of each of the Company and Hencie to the pro forma combined entity's revenue, EBITDA, total assets and net worth for the historical years 2000 and 2001, and the projected fiscal years 2002 and 2003. Capitalink noted that although ALTM contributes the significant share of revenue, total assets and net worth in 2000 and 2001, the contribution of Hencie's EBITDA to the combined entity is projected to far exceed that of ALTM in 2002 and 2003.

Accretion/Dilution Analysis. Capitalink undertook an accretion/dilution analysis to determine whether the pro forma combined results would be accretive to ALTM's earnings.

Capitalink analyzed the estimated pro forma results of the combined company for 2002 and 2003, to determine whether the Transaction would be accretive to the ALTM earnings. The analysis indicated that the Transaction will be accretive to ALTM's earnings, yielding an increase in earnings per share of $0.18 and $0.23 for the fiscal years 2002 and 2003, respectively.

Capitalink performed a variety of financial and comparative analyses for the purpose of rendering its opinion. While the foregoing summary describes all material analyses and factors reviewed by Capitalink, it does not purport to be a complete description of the presentations by Capitalink to the Board of Directors or the analyses performed by Capitalink in arriving at its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.
Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying the opinion. In addition, Capitalink may have given various analyses more or less weight that other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the actual value of ALTM or Hencie. In performing its analyses, Capitalink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of ALTM and Hencie. The analyses performed by Capitalink are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. The analyses performed were prepared solely as part of Capitalink's analysis of the fairness of the Common Stock Exchange Ratio, from a financial point of view, to the shareholders of ALTM, and were provided to the Board solely in connection with the delivery of the Capitalink opinion. Further, Capitalink does not express any opinion as to the underlying valuation or future performance of the Company or the price at which its securities would trade at any time in the future.

Capitalink has received a fee in connection with the preparation and issuance of the opinion. In addition, the Company has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering this opinion. Richard Salpeter, the father of Scott Salpeter, a principal of Capitalink, is retained by Hencie and is the beneficial owner of shares of Hencie common stock (which will be exchanged for shares of ALTM common stock pursuant to the Common Stock Exchange Ratio). Further, Richard Salpeter will receive a fee in connection with the closing of the Transaction. Scott Salpeter disclaims ownership interest in both such shares of Hencie common stock and such fee to be received by Richard Salpeter.

Appraisal Rights

     Alternate Marketing shareholders who do not vote in favor of the Transaction may exercise dissenter's rights under Michigan law and obtain the fair market value of their shares instead of remaining as a shareholder in New ALTM. You must comply with all terms of the statute to effectively exercise your rights. Such compliance involves, among other things, written notification to Alternate Marketing and certain further actions within prescribed periods. A copy of the relevant statute is included in this proxy statement as Appendix E.

                      CERTAIN TERMS OF THE AGREEMENT

     The following is a summary of the material provisions of the Transaction Agreement. The following is not a complete statement of all provisions of the Transaction Agreement. Alternate Marketing urges you to read the entire Transaction Agreement, which is attached as Appendix A to this proxy statement. This summary is qualified in its entirety by reference to the full text of the Transaction Agreement.

Consideration to be Received in the Transaction

     Under the terms of the Transaction Agreement, New ALTM will issue shares of common stock upon the completion of the Transaction to Hencie shareholders on the day immediately preceding the completion of the Transaction. New ALTM will issue one (1) share of New ALTM common stock for each 3.563 shares of Hencie common stock.

     No fraction of a share of New ALTM common stock will be issued pursuant to the Transaction Agreement. Instead, Hencie and ALTM shareholders who would otherwise be entitled to one-half or more of a share of New ALTM common stock will receive a whole share.

     If at any time during the period between April 9, 2002 and the completion of the Transaction any change in the outstanding shares of capital stock of Alternate Marketing or Hencie occurs as a result of any capital reorganization, reclassification, stock split, readjustment of shares, or any stock dividend with a record date during such period, the number of shares of Alternate Marketing common stock to be issued in the Transaction will be adjusted equitably.

     The shares of New ALTM common stock to be issued in the Transaction will be validly issued, fully paid, non-assessable and free of all encumbrances (other than encumbrances created by Hencie shareholders) and will rank pari passu in all respects with the Alternate Marketing common stock held by you.

Treatment of Hencie Options and Warrants

     Hencie shares issued upon the exercise of options prior to the close of business on the business day before the date of the First Closing will be treated as outstanding for purposes of the exchange ratio. Hencie shares will not be issued upon the exercise of options after that time. Instead, New ALTM shares will be issued in accordance with the Common Stock Exchange Ratio.

     Some of the outstanding options to purchase Hencie shares will accelerate and become fully vested and will be exercisable for a limited period of time after the First Closing.

     New ALTM will replace unexpired unexercised Hencie options with equivalent options to purchase shares of New ALTM common stock on the terms contained in the applicable Hencie option plan, or, where no such terms are provided, on a similar basis. The number of shares of New ALTM common stock subject to a replacement option will be adjusted by the Common Stock Exchange Ratio to equal one New ALTM share for each 3.563 Hencie shares to which the replaced option related, rounding to the nearest whole number of shares of New ALTM common stock. The exercise price of each replacement option will be calculated by applying the Common Stock Exchange Ratio accordingly by reference to the exercise price of the replaced option.

Covenants

     Conduct of the Parties Prior to the Closing of the Transaction

     Alternate Marketing and Hencie have agreed under the Transaction Agreement that, until the completion of the Transaction, except as otherwise contemplated by the Transaction Agreement, required by law, or with the written consent of the other party, they will, and will cause their affiliates to, conduct their respective businesses in the ordinary course of business in accordance with past practices and in compliance with applicable law and their respective material agreements, and to use all reasonable efforts to preserve their respective business organizations and maintain all material third-party relationships.

     In addition, Alternate Marketing and Hencie have agreed that, until the completion of the Transaction, they will:

     -Provide the other and its representatives, during normal business hours, or otherwise if reasonably requested, and upon reasonable advance notice, access to all of the properties, assets, agreements, commitments, books, records, accounts, tax returns, correspondence and documents.

     -Give all notices to third parties which may be necessary in connection with the Transaction Agreement, the Related Agreements and the consummation of the Transaction; use commercially reasonable efforts to obtain all federal, state and foreign governmental and quasi-governmental approvals, consents, permits, authorizations and orders necessary for the consummation of the Transaction; and use commercially reasonable efforts to obtain all consents and authorizations of any governmental or quasi-governmental authorities or other Persons necessary for the consummation of the Transaction.

     -Not take (and cause their subsidiaries not to take), nor enter into any agreements to take, any of the following actions except in each such case in connection with the Transaction Agreement or in the ordinary course of business (except for the ALTM Companies Permitted Transactions, including the Return of Capital Distribution): (a) dispose of, or acquire, any material assets, (b) incur any indebtedness for borrowed money, (c) pay any discretionary bonuses (other than bonuses already accrued on the date hereof) to, or alter the compensation or benefit of, any director, officer or employee, (d) enter into any transaction or agreement with an affiliate or associate of ALTM or Hencie, respectively, (e) institute any reduction in force, (f) close any office, (g) take any action not in the ordinary course of business that shall knowingly cause the ALTM's or Hencie's representations or warranties contained in the Transaction Agreement to be untrue or incorrect in any material respect, (h) omit any commercially reasonable action that ALTM and/or Hencie would take in the ordinary course of business, which omission shall knowingly cause ALTM's or Hencie's representations or warranties contained in the Transaction Agreement to be untrue or incorrect in any material respect, (i) declare or pay any dividends on, or make any distribution or payment with respect to, or redeem or repurchase, any shares of capital stock of ALTM or Hencie or take any other actions which would have a similar effect or (j) issue any shares of capital stock of ALTM or Hencie or its subsidiaries (other than pursuant to existing employee benefit plans) or any securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character whatsoever which provide for the purchase, issuance or transfer of any shares of capital stock, or any securities that are convertible into or exchangeable for any shares of capital stock or increase or decrease, change into or exchange any such shares for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization.

     In addition, Hencie shall use commercially reasonable efforts to minimize any amounts owed to the Internal Revenue Service in connection with the IRS Obligation, and at the First Closing, New ALTM shall pay any and all amounts in connection with the IRS Obligation out of the funds of New ALTM.

     In addition, Hencie shall use commercially reasonable efforts to arrange for the payment of Hencie's ten (10) largest accounts payable.

     ALTM has covenanted that except for the ALTM Companies Permitted Transactions, it shall not solicit, discuss, negotiate or agree to (i) the sale of any stock or other equity interest in any of the ALTM Companies, except to Hencie, (ii) a merger, consolidation or combination of any material asset or business, or any share exchange, of any of the ALTM Companies, except to Hencie or (iii) a sale or disposition of any of the business or operating assets of ALTM; provided however that ALTM may disclose the existence of any competing transaction as required by applicable law and prior to the time of the annual meeting, and may furnish information to, or enter into discussions or negotiations with any person in connection with an unsolicited bona fide written proposal from such person.

     In the event ALTM receives a Superior Proposal, nothing contained in the Transaction Agreement prohibits the board of directors of ALTM from withdrawing its recommendation of the Transaction to ALTM shareholders and recommending such Superior Proposal to the ALTM shareholders if ALTM provides Hencie with at least four Business Days prior written notice of its intent to withdraw its recommendation and in the event that during such four Business Days Hencie makes a counter proposal to such Superior Proposal, the board of directors of ALTM, in good faith, taking into account the advice of its independent financial advisors, determines that such counter proposal is not at least as favorable to the shareholders of Alternate Marketing as the Superior Proposal.

     In the event that, pursuant to the Transaction Agreement, Alternate Marketing elects to engage in discussions or negotiations with, or furnish any information to a third person in connection with and/or regarding a Superior Proposal, Alternate Marketing must provide written notice to Hencie at least two (2) Business Days prior to engaging in such discussions or negotiations or furnishing such information.

     Additional Covenants

     Alternate Marketing and Hencie also have each agreed, subject to the terms of the Transaction Agreement, to recommend to their respective shareholders the approval of the Transaction Agreement and the Transaction, and they have each agreed to use their reasonable efforts to solicit such approval. The Majority Hencie Shareholders have approved the Transaction.

     Tax-Free Transaction

     Alternate Marketing and Hencie have each agreed to use their reasonable efforts to cause the Transaction to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and not to take any action or fail to take any action that would or would reasonably be likely to adversely affect the treatment of the Transactions as such a tax-free reorganization.

Representations and Warranties

     The Transaction Agreement includes customary representations and warranties made by Alternate Marketing and Hencie relating to the respective businesses of the parties. The representations and warranties of Alternate Marketing and Hencie expire upon the completion of the Transaction.

     The representations made by each party include, among others, representations relating to:

     -its due organization, good standing and subsidiaries;

     -its authority to own its assets and carry on its business;

     -its capital structure;

     -the accuracy of all its filings with the SEC in the case of Alternate Marketing;

     -the completeness, preparation and compliance of its financial statements in accordance with generally accepted accounting principles;

     -the absence of certain changes in its business since December 31, 2001;

     -its intellectual property and other assets;

     -tax, insurance, employee and environmental matters;

     -the enforceability of its material contracts;

     -absence of material litigation; and

     -the authority to enter into the Transaction Agreement and to consummate the Transaction.

Conditions to the Transaction

     Neither Alternate Marketing nor Hencie will be obligated to complete the Transaction unless the conditions set forth in the Transaction Agreement are satisfied or waived. These conditions include, among other things:

     -Each of the representations and warranties of ALTM and Hencie contained in the Transaction Agreement shall be true and correct as of the date when made and on and as of the First Closing.

     -Each of ALTM and Hencie shall have fully performed and complied with all covenants and conditions required by the Transaction Agreement to be performed or complied with by them or it on or before the First Closing.

     -The parties to the Related Agreements shall have executed and delivered the Related Agreements to which each is a party.

     -Holders of no more than 100,000 shares of ALTM common stock shall seek dissenter's rights in connection with the reincorporation merger.

     -The Transaction Agreement shall have been approved and adopted by the requisite vote of the ALTM shareholders under applicable corporate law and rules of the Nasdaq SmallCap Market.

     -ALTM shall enter into a new employment agreement with Mr. Khan, and addenda to the existing employment agreements of Mr. Miller and Ms. Smith and shall grant the Khan Option to Mr. Khan.

     -Legal counsel shall have confirmed that the issuance and exchange of New ALTM common stock and the issuance of New ALTM common stock to the Majority Hencie Shareholders in exchange for Hencie common stock shall qualify as a "tax free" reorganization as contemplated by the applicable provisions of the Code.

     -Immediately prior to the First Closing, ALTM, when taken as a whole, shall have Total Assets of at least $6.2 million.

     -Immediately prior to the First Closing, ALTM, when taken as a whole, shall have Net Liquid Assets of at least $2.5 million.

     -The Capitalink fairness opinion shall not have been withdrawn or modified to indicate that the value to be received by the ALTM Shareholders is materially less than as originally indicated in the fairness opinion.

     -New ALTM shall pay the IRS Obligation in full at the First Closing.

     See "CERTAIN TERMS OF THE TRANSACTION AGREEMENT Conditions to the Transaction."

Termination

     The Transaction Agreement may be terminated as follows:

          By the mutual consent of the parties to the Transaction Agreement:

     -By Hencie, if:

     (i) any of ALTM's representations or warranties contained in the Transaction Agreement is untrue or incorrect and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, ALTM, Hencie or the Majority Hencie Shareholders to suffer a Material Adverse Effect,

     (ii) ALTM fails to perform any of its covenants or agreements contained in the Transaction Agreement and such breach has caused, or is reasonably likely to cause, ALTM, Hencie or the Majority Hencie Shareholders to suffer a Material Adverse Effect,

     (iii) any of the conditions of the consummation by Hencie and the Majority Hencie Shareholders of the Transaction in the Transaction Agreement shall have become impossible to satisfy other than as a result of the action or inaction of Hencie or the Majority Hencie Shareholders, or

     (iv) for any reason ALTM fails to mail notice of the ALTM shareholders' meeting on or before June 23, 2002 or hold such meeting on or before July 23, 2002.

     -By ALTM, if:

     (i) any of Hencie's representations or warranties contained in the Transaction Agreement is untrue or incorrect and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, ALTM or Hencie to suffer a Material Adverse Effect,

     (ii) Hencie fails to perform any of its covenants or agreement contained in the Transaction Agreement and such breach has caused, or is reasonably likely to cause, ALTM or Hencie to suffer a Material Adverse Effect,

     (iii) any of the conditions to the consummation by ALTM of the Transaction shall have become impossible to satisfy other than as a result of the action or inaction of ALTM, or

     (iv) ALTM accepts a Superior Proposal, after compliance with the procedures set forth in the Transaction Agreement, and after ALTM reimburses Hencie for actual attorneys fees and pays to Hencie liquidated damages of $50,000 (collectively, the "Superior Proposal Breakup Fees"); provided, however, that the Superior Proposal Breakup Fees shall not exceed $150,000.

     -By ALTM or Hencie, if the First Closing shall not have occurred by August 1, 2002, provided, however, that such date shall be extended by the number of days, if any, to cure any matter that is the subject of a default notice.

     -By ALTM or Hencie if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Transaction shall have become final and non-appealable.

     If either party discovers that (i) any of other party's representations or warranties is untrue or incorrect when made and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, either party to suffer a Material Adverse Effect, (ii) the other party has failed to perform any of its covenants or agreements in any material respect, and such Breach has caused, or is reasonably likely to cause either party to suffer a Material Adverse Effect, (iii) any of the conditions to either party's obligations to consummate the Transaction has become impossible to satisfy, then the non-defaulting party may deliver a notice of such event to the defaulting party, specifying the factual basis therefor in reasonable detail. The defaulting party shall have the right to cure any matter referred to in clause (i) or
(ii) within fifteen (15) Business Days following the date of delivery of such notice. Upon such notice, and in the case of clause (i) or (ii) above, upon the failure of the defaulting party to cure such default, the non-defaulting party may terminate the Transaction Agreement by giving written notice of termination to the defaulting party.

     Upon termination of the Transaction Agreement, no party shall have any liability or continuing obligation to another party arising out of the Transaction Agreement except out of actions taken in connection with the Transaction Agreement, except that the indemnification provision shall survive termination. Notwithstanding the foregoing, termination shall not relieve any party from its liability for the Breach, prior to termination, of its covenants or agreements or representations or warranties.

Expenses

     Generally, each party will bear all legal, accounting and other costs and expenses incurred by it in connection with the Transaction Agreement and the consummation of the Transaction.

Registration Rights Agreement

     As a condition to the completion of the Transaction, New ALTM is required to enter into a registration rights agreement among New ALTM, the officers, directors and ten percent shareholders of Alternate Marketing and certain shareholders of Hencie. The form of the registration rights agreement is attached as an exhibit to the Transaction Agreement.

     Under the registration rights agreement, the officers, directors and ten percent shareholders of Alternate Marketing and certain shareholders of Hencie will be granted "piggyback" registration rights on any registration initiated by New ALTM on its behalf or on behalf of others solely for cash.

     In underwritten offerings, the managing underwriter may reduce the number of shares proposed to be registered pro rata in the manner and with the priority set forth in the registration rights agreements.

     New ALTM will bear the registration expenses (other than underwriting discounts, commissions and fees attributable to the sale of registrable securities and expenses of counsel of the holders of registrable securities) of all registrations under the registration rights agreement.

Employment Agreements

     As a condition to the completion of the Transaction, New ALTM is required to enter into a new employment agreement with Mr. Khan and addenda to the existing employment agreements of Mr. Miller and Ms. Smith.

     New ALTM will enter into an Employment Agreement with Adil Khan effective upon the date of First Closing, to serve as Vice Chairman of the board of directors and Chief Executive Officer of New ALTM at a base salary of $177,000 for the first year, $193,000 for the second year and $206,600 for the third year. Until the settlement agreement with the Edge Technology Group, Inc. has been fully satisfied, New ALTM shall defer any compensation, including but not limited to the base salary and annual incentive payments, payable to Mr. Khan in excess of Two Hundred Thousand Dollars ($200,000). Mr. Khan's salary is subject to annual review by the Compensation Committee of the board of directors. The term of the Agreement is for a period of three (3) years. In accordance with the terms of the Agreement, Mr. Khan is also entitled to an annual bonus payment in the discretion of the Compensation Committee. The Agreement also provides for disability and life insurance and standard employee benefits consistent with established benefit plans of New ALTM (including retirement plans, life insurance plans, medical plans and dental plans). In addition to the standard benefits provided by New ALTM, New ALTM has agreed to provide Adil Khan with a term life insurance policy in the face amount of $2,000,000 ($1,000,000 for the benefit of New ALTM and $1,000,000 for the benefit of Mr. Khan's designated beneficiaries). The Agreement is terminable by New ALTM in the event Mr. Khan becomes disabled or for "cause", including (i) commission of an act of material fraud, misappropriation, or dishonesty or other material willful act of similar magnitude against the best interests of New ALTM, (ii) intentional material falsification of a written document delivered to New ALTM, or on behalf of New ALTM, (iii), habitual insobriety, (iv) addiction to non-prescription drugs, or (v) continued gross malfeasance in connection with Mr. Khan's duties for 30 days after written notice describing such gross malfeasance. In addition, Mr. Khan may terminate the Agreement within 12 months of a change of control (including any merger, consolidation, sale of substantially all of the assets of New ALTM, dissolution or liquidation of New ALTM, and similar events). If Mr. Khan is terminated on account of a breach by New ALTM, Mr. Khan is entitled to a severance payment equal to two times the amount of Mr. Khan's annual base salary as of the date of termination plus the annual average bonus paid to Mr. Khan in the most recent two years (or such shorter period as such bonus shall have actually been paid).

     New ALTM will enter into a second addendum to the employment agreement of Phillip D. Miller to serve as Chairman of the Board of the board of directors of New ALTM and as President of Alternate Postal Direct, Inc. and National Home Delivery, Inc., wholly-owned subsidiaries of New ALTM (the "Subsidiary Companies"). Mr. Miller's base salary is $195,000 per year, with annual increases equal to the then existing salary multiplied by the average increase in the cost of living index published by the United States Department of Labor for the 12 month period preceding such date. Mr. Miller is also entitled to bonuses up to 30% of his base salary based on attainment of performance criteria specified by the compensation committee of the board of directors of New ALTM. Mr. Miller will serve as President of the Subsidiary Companies (which term will automatically renew for successive one year periods until New ALTM gives Mr. Miller 6 months written notice of non-renewal prior to the end of any applicable term) through December 31, 2002, as Chairman of the board of directors of New ALTM through June 30, 2003, and will serve on the board of directors of New ALTM through June 30, 2005. The agreement is terminable without an expressed reason by either Mr. Miller or New ALTM by giving three months prior written notice. In addition, New ALTM may terminate the agreement effective immediately for "cause", including neglect of duty, malfeasance or continued failure to perform specified duties within 30 days after having received a written warning. If the agreement is terminated by New ALTM without an expressed reason, New ALTM is required to pay Mr. Miller, as severance, within 60 days of the effective termination date, an amount equal to 12 months base salary at the salary rate then in effect, plus accrued bonuses, if any. In the event of termination of the agreement by Mr. Miller, New ALTM is required to pay salary accrued through the date of termination, excluding any accrued bonuses. The agreement further provides that Mr. Miller shall not, directly or indirectly, for a period of two years after termination (or one year if terminated by New ALTM without cause), engage in any similar business, solicit customers of New ALTM, or solicit employees of New ALTM in competition with New ALTM in the United States. The agreement also provides for disability and life insurance at New ALTM's expense. New ALTM also agrees to pay for the cost of dependent coverage included in New ALTM's group health insurance plan.

     New ALTM will enter into a first addendum to the employment agreement of Sandra J. Smith to serve as the Controller of New ALTM, the Chief Financial Officer of each of New ALTM's subsidiaries, and as Vice President-Operations of Alternate Postal Direct, Inc. Ms. Smith's agreement provides for a term expiring in December 2003 at a base salary of $110,000 per year, with an annual increase equal to the then-existing salary multiplied by the average monthly increase in the cost of living index published by the United States Department of Labor for the 12-month period preceding each anniversary date. The agreement is terminable without an expressed reason by New ALTM provided that it pay salary and benefits for the unexpired portion of the term. In addition, New ALTM may terminate the agreement effective immediately for "cause". The agreement further provides that Ms. Smith shall not, directly or indirectly, for a period of one year after termination, directly or indirectly, engage or be employed by, any business or entity that is in competition with New ALTM, without the prior written consent of New ALTM's CEO. Subject to the successful closing of the Transaction, the agreement provides for the grant of 50,000 shares of New ALTM stock to Ms. Smith pursuant to the amended and restated 1995 Long Term Incentive and Stock Option Plan.

Khan Option

     As a condition to the completion of the transaction, and as a condition to Mr. Khan's acceptance of employment with New ALTM, New ALTM is required to deliver to Adil Khan an option to purchase shares of New ALTM common stock, which option shall provide, among other things:

     -That Adil Khan shall have the option to purchase a number of shares of New ALTM common stock equal to 3% of New ALTM's outstanding common stock on a fully-diluted basis (as if the option shares had been exercised) at an exercise price equal to the market price of New ALTM common stock as of the First Closing.

     -The option shall vest in the event Adjusted EBITDA of Hencie for the fiscal year ended December 31, 2002, exceeds the Adjusted EBITDA of Hencie for the fiscal year ended December 31, 2001.

     -That the option shall become immediately vested and exercisable and all conditions to its exercise shall be waived and terminated in the event (i) Adil Khan shall be terminated or constructively terminated, in each case without Cause (as defined in the Khan Employment Agreement), as Chief Executive Officer of New ALTM, (ii) if Adil Khan shall become Disabled (as defined in the Khan Employment Agreement), or (iii) upon a Change of Control (as defined in the Khan Employment Agreement).

     The Khan Option has been unanimously approved by our board of directors, including all independent directors (as defined in the rules of the Nasdaq Stock Market, Inc.)

Management of New ALTM After the Transaction

     As of the effective date of the reincorporation in Delaware and acquisition of the Hencie Stock from the Hencie Stockholders, all current directors on the Alternate Marketing board as of the date of the Transaction Agreement will resign. The New ALTM board will be classified into three (3) classes, as nearly equal in number as possible. Class I will hold office initially for a term expiring at the annual meeting of shareholders in 2003; Class II will hold office initially for a term expiring at the annual meeting of shareholders in 2004; and Class III will hold office initially for a term expiring at the annual meeting of shareholders in 2005. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting after their election, and until their successors have been duly elected and qualified. The New ALTM board will consist of the following persons:

     Name                             Class             Term Expires
     Phillip D. Miller (Chairman)     III                    2005
     Thomas Hiatt                     II                     2004
     Brad Moore                       I                      2003
     Adil Khan                        III                    2005
     Khan nominee                     II                     2004

     The executive officers of New ALTM will be elected by the New ALTM board. It is currently anticipated that the following persons will serve as executive officers of new ALTM:

     Name                             Title
Phillip D. Miller     Chairman of New ALTM and president of two subsidiaries
                      Alternate Postal Direct, Inc. and National Home
                      Delivery, Inc. dba USSPI.

Adil Khan             CEO of New ALTM and president of new subsidiary Hencie,
                      Inc.

Randall Reiners       CFO of New ALTM and CFO of new subsidiary Hencie, Inc.

Sandra J. Smith       Controller of New ALTM and VP/CFO of two subsidiaries
                      Alternate Postal Direct, Inc. and National Home
                      Delivery, Inc. dba USSPI.

Frank O'Connell       VP of National Home Delivery, Inc. dba USSPI.

David Bender          COO of Hencie, Inc.

William Warren        VP of Business Development of Hencie, Inc.

David Bevins          VP of Technology of Hencie, Inc.

     Biographical information about Messrs. Miller, Hiatt, and Moore, all of whom are currently members of the board of directors of ALTM, is contained in this proxy statement under the caption "ELECTION OF DIRECTORS." Biographical information about Mr. Khan and the other executive officers of New ALTM is set forth below.

Mr. Adil Khan

Mr. Khan, founder of Hencie, graduated from Virginia Tech University in 1986 with a degree in Computer Engineering. His professional experience includes many different areas in the software services industry, including designing software and technical infrastructure, marketing software services, building strategic alliances, and managing day-to-day operations. He also attended an Executive MBA program at the University of Texas at Dallas and completed his education in marketing and management.

Mr. Khan started his career as a software engineer in 1986 designing mission-critical software systems based on UNIX and Oracle databases. In 1989, he co-founded Champ Computer Systems to create and market vertical software for the healthcare and retail industries, including the popular product, Register-Mate, to retail stores. In 1994, Champ Computer Systems was sold to Polyphase Corporation.

In 1995, Mr. Khan entered the enterprise software market and provided senior consulting services at MCI Systemhouse (now EDS) and Oracle Corporation.

President and CEO of New ALTM and President of Hencie   Mr. Adil Khan   See
biographical information above.

Chief Financial Officer of New ALTM and Hencie   Mr. Randall Reiners
Mr. Reiners joined Hencie on May 1, 2000 as Chief Financial Officer. He brings 17 years of financial management experience with both large companies and growth companies.

From 1984 to 1990, his positions with Malone and Hyde, parent of Auto Zone, Inc., ranged from Group Financial Analyst to Assistant CFO and Head of Strategic Planning. From 1991 to 1992, he served as head of B2B market development for Ryder Systems Information Services; CEO Electronic Marketplace Growth Group from 1992 to 1995; CEO of Online Telecommunications Services from 1995 to 1997; President, Vice President, Finance for Internet Pictures Corporation from 1997 to 1998; Senior Vice President, CFO, Treasurer and Director of Tempur-Pedic, Inc. from 1998 to 1999; and CFO of Cimtek Commerce, parent of Medicalbuyer.com from 1999 to 2000.

Mr. Reiners completed his Masters of Management degree at the J.L. Kellogg Graduate School of Management of Northwestern University in 1984 and received his Bachelor of Science degree in Business Administration from the University of Missouri in 1982.

Chief Operating Officer of Hencie   Mr. David Bender

Mr. Bender was promoted to Chief Operating Officer of Hencie in 2001. Previously, he directed Hencie's Delivery organization, managing client relationships and upselling. Mr. Bender has more than 26 years of experience in information technology, with more than 23 years of management experience. During a 19-year tenure at Kerr-McGee from 1981 to 2000, Mr. Bender rose from Assistant Controller to Manager of the Exploration and Production Information Technology Division, a 30-person group. He delivered multiple projects budgeted at more than $25 million that included more than 120 project participants. Prior to Kerr-McGee, Mr. Bender worked for Gulf Oil Corporation as Supervisor, Internal EDP Auditor, Project Manager, and Analyst/Programmer from 1974 to 1981. Mr. Bender joined Hencie in May 2000.

Mr. Bender has a Bachelor of Science in Mathematics from Davidson College and a Master of Business Administration, Accounting degree from the University of Houston.

Controller of New ALTM, Chief Financial Officer of Alternate Postal Direct, Inc., and National Home Delivery, Inc., and Vice President-Operations of Alternate Postal Direct, Inc. - Sandra J. Smith. For biographical information see "MANAGEMENT OF ALTERNATE MARKETING".

President of Alternate Postal Direct, Inc. and National Home Delivery, Inc. - Phillip D. Miller. For biographical information see "ELECTION OF DIRECTORS"

Vice President - Business Development   Mr. William Warren

Mr. Warren has 19 years of experience in the information technology industry, including over 16 years in sales, sales management, business development, and client relationship management roles. Mr. Warren began his career at IBM where he held positions in sales and marketing in the National Accounts Division with responsibility for accounts in the oil and gas industry from 1982 to 1989. He later served as I/S Business Manager for Legent Corporation from 1990 to 1992; Account Executive for 4th Dimension Software/EMC Corporation from 1992 to 1994; and Regional Account Executive/Team Leader for Aonix/Thomson Software Products from 1994 to 1996. Most recently, Mr. Warren served as Regional Director, Business Development for the Southwestern Region of Cambridge Technology Partners, a major consulting and systems implementation firm from 1996 to 2001. He was responsible for managing the sales, field marketing and client management functions for this $40M region. Mr. Warren has direct experience in a variety of practice areas including enterprise resource planning (ERP), client relationship management (CRM), e-business and web development, custom application development, strategy services, and business process re-engineering.

Mr. Warren holds a Master of Business Administration degree in Marketing from the University of North Texas with emphasis in strategic market planning. He joined Hencie in April 2001.

Chief Technology Officer   Mr. David Bevins

Mr. Bevins is a founding partner of Hencie. He has more than 25 years of information technology experience as a project manager, consultant, and instructor. Since 1996 he has consulted with Hencie and held the positions of Vice-President and Chief Technology Officer. He has a master's degree in Mathematics/Computer Science from the University of Toledo and a master's degree in Management and Administrative Sciences from the University of Texas at Dallas.

Since 1987, Mr. Bevins has built more than 15 years of business experience in the energy industry doing projects for Phillips Petroleum, Phillips Coal, Caltex Petroleum, David P. Cook and Associates' Oil and Gas Economics, Enron, Texaco, Conoco, Kerr-McGee, Houston Lighting and Power, Arco Oil and Gas, Kansas City Power and Light, Mobil, Hartford Lighting and Illuminating, Schlumberger, Atlas Energy, and Cypress Minerals. Mr. Bevins was also a Professor of Computer Science at Mount Vernon Nazarene College from 1989 to 1990.

Indemnification and Escrow

     The Transaction Agreement provides that, for a period of 24 months from the First Closing Date, Adil Khan ("Khan") shall indemnify and hold New ALTM and its affiliates, and their respective officers, directors, employees, agents and controlling persons (each an "Indemnified Party") harmless from any losses and/or expenses incurred by an Indemnified Party arising out of (a) any breach by Hencie or its Affiliates or any Majority Hencie Shareholders of any representation or warranty of the Hencie Companies or any Majority Hencie Shareholders, (b) any claim asserted by any third party that, assuming the truth thereof, would constitute a breach by any of the Hencie Companies or any Majority Hencie Shareholders of any representation or warranty of any of the Hencie Companies or any Majority Hencie Shareholders, (c) liability for any and all amounts owed by Hencie to the Internal Revenue Service in connection with the IRS Obligation in excess of $978,158, or (d) any claim asserted by Hencie.Com, Inc., a Delaware corporation, or Mr. Paul A. Tanner, an affiliate of Hencie.Com, Inc.

     Khan shall promptly pay to any Indemnified Party the amount of any and all Established Losses in cash equal to the amount of such losses within thirty Business Days after such losses have been established in accordance with the Transaction Agreement. If such cash payment is not made by Khan within such thirty day period, then the escrow agent under the Indemnification Escrow Agreement shall pay to such Indemnified Party an amount of Escrow Shares having the market value, determined as of the date such loss has been established, equal to such established loss; provided, however, that if New ALTM receives an opinion from its legal counsel to the effect that payment of an established loss must be paid in New ALTM common stock in order to avoid jeopardizing the status of the Transaction Agreement or the transactions contemplated thereby as a "tax free" reorganization, then the payment of the Established Losses shall be made with an amount of Escrow Shares having a market value, determined as of the date such losses shall have been established, equal to such established losses in lieu of cash.

     Khan's indemnification obligations under the Transaction Agreement are subject to the following limitations and/or requirements:

     -Khan is not liable for any amount of losses until aggregate losses exceed $150,000. At such time as the aggregate losses to be indemnified exceed $150,000, the Indemnified Party shall be entitled to the full amount of its established losses, including, without limitation the amount of the $150,000 deductible.

     -Khan is not liable to indemnify in excess of $750,000.

     -In addition to the deductible on indemnification described above, the duty and obligation of Khan to provide indemnification is limited to the net amount of any losses actually sustained or paid. In determining the net amount of any such losses, the actual amount of losses shall be the amount of losses in excess of any insurance coverage and shall be reduced by the aggregate value of any assets, properties and rights, including without limitation, proceeds of insurance, claims, cross-claims, counter-claims and the like which are received or reasonably expected to be received by any ALTM Indemnified Party and the tax benefits realized or reasonably expected to be realized by such party as a direct result of the losses. In addition, determining the ALTM losses for which indemnification is required, the amount of indemnification shall be increased to include any tax liability incurred or reasonably expected to be incurred by a party as a result of such indemnification. In the event that Mr. Khan has insufficient shares of New ALTM to fully fund both the New ALTM indemnification escrow and the Edge Settlement escrow, the New ALTM indemnification escrow will bear the entire deficiency.

                   OTHER MATTERS RELATED TO THE TRANSACTION

Federal Income Tax Consequences

     The Transaction is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. No gain or loss will be recognized for U.S. federal income tax purposes by Alternate Marketing, Hencie or the Alternate Marketing shareholders as a result of the Transaction. The holding period and basis for federal income tax purposes of New ALTM stock received in the Transaction will be the same as the holding period and basis for the Alternate Marketing or Hencie stock surrendered in the Transaction.

     The discussion does not purport to be a complete analysis or description of all potential federal income tax consequences of the Transaction. This discussion does not address tax consequences with respect to individual circumstances. This discussion does not address any non-income tax or any foreign, state or local tax consequences of the Transaction. You should consult with your tax advisor if you have any questions about the particular United States federal, state, local or foreign income or other tax consequences associated with the Transaction.

     Alternate Marketing and Hencie expect that the Transaction will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by Alternate Marketing or its shareholders as a result of the consummation of the Transaction other than shareholders exercising appraisal rights under Michigan law or receiving cash for fractional shares. Such shareholders may be subject to state and federal taxation as described below. It is a condition to the consummation of the Transaction that Hencie and Alternate Marketing shall have received an opinion of counsel to the effect that, among other things, the Transaction qualifies as a reorganization under Section 368(a) of the Code (the "Federal Tax Opinion"). Unlike a ruling from the Internal Revenue Service (the "Service"), an opinion is not binding on the Service and there can be no assurance, and none is hereby given, that the Service will not take a position contrary to one or more of the positions reflected therein or that the Federal Tax Opinion will be upheld by the courts if challenged by the Service.

     Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the exercise of dissenters' rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the Transaction for a shareholder of Alternate Marketing who properly exercises his or her appraisal rights under Michigan law, who is a citizen or resident of the United States and who, on the date of disposition of such holder's shares of common stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code or subsequent judicial or administrative decisions. The following discussion does not address the material federal income tax aspects of the Transaction for any shareholder who is not an individual who is a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon exercise of employee stock options or otherwise as compensation. Neither Alternate Marketing nor Hencie has requested the Service to rule or issue an opinion on the federal income tax consequences of the Transaction. ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF THEIR SHARES IN THE MERGER.

     For federal income tax purposes, the exchange of common stock for cash pursuant to exercise of appraisal rights will be treated as a distribution in redemption of common stock from the holder of the common stock, subject to the provisions of Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of common stock for cash pursuant to the exercise of appraisal rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the Transaction with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (a) any other shares of common stock actually owned by such shareholder, and (b) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of such individual's family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.

     Under applicable Service guidelines, such a redemption involving a holder of a minority interest in Alternate Marketing whose relative stock interest in Alternate Marketing is minimal, who exercises no control over the affairs of Alternate Marketing and who experiences a reduction in the shareholder's proportionate interest in Alternate Marketing, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have received a distribution treated as a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to shareholders who exercise appraisal rights will generally be as follows:

     (a) Assuming that the shares of common stock exchanged for cash are capital assets in the hands of the shareholder at the effective date of the Transaction (and the exchange does not result in a distribution of a dividend under Section 302 of the Code), such shareholder may recognize a capital gain or loss by reason of the consummation of the Transaction.

     (b) The capital gain or loss, if any, will be long-term with respect to the shares of common stock held for more than twelve (12) months, and short-term with respect to such shares held for 12 months or less.

     (c) The amount of capital gain or loss to be recognized by the shareholder will be measured by the difference between the amount of cash received in connection with the exercise of appraisal rights and such shareholder's adjusted tax basis in the common stock.

     (d) An individual's long-term capital gain is subject to federal income tax at a maximum rate of 20% (or 10% for individuals in the 10% or 15% income tax brackets). A maximum capital gain tax rate of 18% (or 8% for individuals in the 10% or 15% income tax brackets) applies to individuals that acquire and hold a capital asset for more than five years; provided, however, that the lower 18% capital gain tax rate only applies to individuals that acquired the capital asset after December 31, 2000. An individual's short-term capital gain is subject to federal income tax up to the maximum federal individual tax rate as provided in the Code, while any capital loss can be offset only against other capital gain plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

     Cash payments will be reported to the extent required by the Code to shareholders and the Service. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate equal to the fourth lowest rate of tax applicable under Section 1(c) of the Code or 30% in calendar years 2002 and 2003 may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a shareholder to supply the Company or its agent with such shareholder's taxpayer identification number. Accordingly, shareholders (or other payees) will be asked to provide a taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other shareholders) on a Form W-9 and to certify that such number is correct. Withholding may also apply to shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each shareholder and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to Alternate Marketing.

     THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH HOLDER OF SHARES OF COMMON STOCK IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE TRANSACTION (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

Accounting Treatment

     The Transaction will be accounted for as a business combination under the purchase method of accounting. The total consideration paid to Hencie shareholders will be in common stock only, such that immediately after the Transaction, Hencie shareholders will own 49% of the outstanding common stock of New ALTM. The total purchase price is an amount equal to the sum of the fair value of the 4,854,470 shares, valued at $4,854,470, of New ALTM common stock issued to Hencie shareholders and direct costs of the acquisition in the amount of $150,000. Fair value of the shares is determined using an average of Alternate Marketing stock price as traded on Nasdaq just prior to and just after the announcement of the Transaction. The resulting goodwill, equal to the amount of the total purchase price in excess of the fair value of net assets acquired, will not be subject to amortization expense upon New ALTM's adoption of SFAS 142, "Goodwill and Other Intangible Assets", but will be subject to periodic testing for impairment.

Certain Federal Securities Law Consequences

     As a result, no registration statement concerning the issuance of New ALTM common stock in the Transaction has been or will be filed with the SEC, other than as may be required after the completion of the Transaction pursuant to the registration rights agreements. Shares of Alternate Marketing common stock issued to a New ALTM person deemed to be an "affiliate" (as the term is defined in SEC Rule 144), will not be freely tradable under the Securities Act. Those affiliates may not resell the shares of New ALTM common stock that they acquire in the Transaction except pursuant to:

     -an effective registration statement under the Securities Act covering such shares;

     -the resale provisions of SEC Rule 145; or

     -any other applicable exemption from the registration requirements of the Securities Act.

           PROPOSAL TO CHANGE ALTERNATE MARKETING'S JURISDICTION OF
                        INCORPORATION TO DELAWARE

General

     Subject to shareholder approval of the Transaction and the satisfaction of the conditions to closing, our board of directors has recommended that Alternate Marketing merge with and into New ALTM, our wholly owned subsidiary recently organized solely for this purpose. In addition, to changing our state of incorporation from Michigan to Delaware, the merger will also have the effect of increasing our authorized capital stock from 14 million shares of common stock and 2 million shares of preferred stock to 50 million shares of common stock and 5 million shares of preferred stock.

     Our corporate actions are currently governed by the Michigan Business Corporations Act ("MBCA"), our Restated Articles of Incorporation of ALTM and the Bylaws of ALTM. If the Transaction is approved by our shareholders and all conditions to closing are satisfied or waived, Alternate Marketing will merge with and into New ALTM. After the reincorporation merger, our corporate affairs will be governed by the Delaware General Corporation Law ("DGCL"), the Amended and Restated Certificate of Incorporation of New ALTM, which is attached to this proxy statement as Appendix C, and the Bylaws of New ALTM, which are attached to this proxy statement as Appendix D. Upon the effective date of the reincorporation merger, New ALTM will own all of the assets and will be responsible for all of the liabilities of Alternate Marketing.

     Under the terms of the reincorporation merger, each outstanding share of our common stock will be converted into one share of New ALTM common stock, $.01 par value per share. Outstanding options, warrants and other rights to purchase shares of our common stock will be converted into options, warrants and other rights to purchase the same number of shares New ALTM common stock. Each stock certificate representing issued and outstanding shares of our common stock will continue to represent the same number of shares of common stock of New ALTM. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NEW ALTM. However, shareholders may exchange their certificates if they so choose.

     Our common stock is currently listed for trading on the Nasdaq SmallCap Market System. After the merger, subject to maintenance of Nasdaq listing requirements, New ALTM common stock will continue to be traded on the Nasdaq SmallCap System without interruption, under the symbol "ALTM."

     The reincorporation merger has been unanimously approved by our board of directors. Under Michigan law and in accordance with our Restated Articles of Incorporation, the merger must also be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Because the reincorporation merger is an integral part of the Transaction (which also requires the approval of the board of directors and the holders of the majority of outstanding common stock entitled to vote at the annual meeting) we have not presented the reincorporation merger as a separate proposal. If you object to the reincorporation merger, you should vote against the Transaction.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED TRANSACTION. A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE TRANSACTION.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED TRANSACTION WILL CONSTITUTE APPROVAL OF THE REINCORPORATION MERGER, AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS OF NEW ALTM.

Principal Reasons for the Proposed Reincorporation

Prominence, Predictability and Flexibility of Delaware Law

     For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed here. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Increased Ability to Attract and Retain Qualified Directors

     Both Michigan and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that, in general, Delaware law provides greater protection to directors than Michigan law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Michigan law.

Well Established Principles of Corporate Governance

     There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board such as under the business judgment rule and other standards. We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Interests of our Directors and Officers in this Proposal

     Our directors may benefit from reincorporation in Delaware. Delaware law may increase our directors' abilities to defeat a takeover bid, may increase the range of permitted indemnification for directors, may limit the shareholders' ability to remove directors, and may reduce directors' potential personal liability, among other things. Our board, in approving the transaction may have different interests than our shareholders. Our board, our management and their affiliated shareholders may have different interests than our unaffiliated shareholders.

Anti-takeover Implications

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. In the discharge of its fiduciary obligations to its shareholders, the board has evaluated our vulnerability to potential unsolicited bidders.
In the course of such evaluation, the board has considered or may consider in the future certain defensive strategies designed to enhance the board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a severance plan for its management and key employees which becomes effective upon the occurrence of a change in control, the establishment of a staggered board of directors, the elimination of the right to remove a director other than for cause, and the authorization of preferred stock, the rights and preferences of which may be determined by the board. Several of these measures will be adopted as part of the Transaction. It should also be noted that the establishment of a classified board of directors also can be undertaken under MBCA.

     Section 203 of the DGCL restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an "interested stockholder," unless the board approves the business combination.

The Charters and Bylaws of Alternate Marketing and New ALTM

     This discussion of the Amended and Restated Certificate of Incorporation and Bylaws of New ALTM is qualified by reference to Appendices C and D to this proxy statement, respectively.

Authorized Capital Stock

     Our Restated Articles of Incorporation currently authorize us to issue up to 14 million shares of common stock, no par value, and 2 million shares of preferred stock, no par value. No shares of preferred stock have been issued.

     The Amended and Restated Certificate of Incorporation of New ALTM provides for 50 million authorized shares of common stock, par value $.01, and 5 million shares of preferred stock, par value $.01. The shares of New ALTM common stock have all of the rights, preferences and limitations of shares of common stock stated in the DGCL. The board of directors of New ALTM may provide by resolution for series of preferred shares and with respect to each such series to fix the number, rights and preferences of shares to be included in such series.

Monetary Liability of Directors

     The Restated Articles of Incorporation of Alternate Marketing and the Amended and Restated Certificate of Incorporation of New ALTM both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states.

Power to Call Special Shareholders' Meetings

     Under the MBCA, a special meeting of shareholders may be called by the board, or by officers, directors or shareholders as provided in the bylaws. Under the Bylaws of New ALTM, a special meeting of shareholders may be called only by the President, the Chairman of the board of directors, by vote of a majority of the authorized directors (i.e., all director positions authorized, including vacant board seats), or by shareholders who hold at least 25% of the voting power of the outstanding voting stock. New ALTM believes that limiting the power to call a special meeting is a prudent corporate governance measure. It is intended to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the board of directors by calling a special shareholders' meeting before the time that the Board believes such consideration to be appropriate or the next annual meeting. Special meetings involve substantial expense and diversion of board and management time which can be detrimental for an enterprise the size of New ALTM.

Actions By Written Consent of Shareholders

     Under Michigan and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both Michigan and Delaware law permit a corporation to eliminate such action by written consent in its charter or bylaws. The Restated Articles of Alternate Marketing and the Amended and Restated Certificate of Incorporation of New ALTM eliminate shareholder action by written consent.

Approval of Certain Business Combinations

     Delaware. Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an "interested stockholder." With certain exceptions, an "interested stockholder" is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation to which Section 203 applies may elect not to be governed by
Section 203.  New ALTM has not opted out of Section 203.

     Michigan. Chapter 7A of the MBCA provides that business combinations between a Michigan corporation which is subject to Chapter 7A and a beneficial owner of 10% or more of the voting power of such corporation require an advisory statement from the board of directors and the approval by an affirmative vote of at least 90% of the votes of each class of stock entitled to be cast and at least two-thirds of the votes of each class of stock entitled to be cast other than shares owned by such 10% owner. Such requirements will not apply if (i) the corporation's board of directors approves the transaction prior to the time that the 10% owner becomes such, or
(ii) the transaction satisfies certain fairness standards, certain other conditions are met and the 10% owner has been such for at least five years.

     Chapter 7B of the MBCA provides that "control shares" of a corporation subject to Chapter 7B that are acquired in a control share acquisition have no voting rights except as granted by the corporation. "Control shares" are shares that, when added to all shares previously owned by a shareholder, increase such shareholder's voting stock to 20% or more, 33 1/3% or more, or a majority of the outstanding voting power of the corporation. A control share acquisition must be approved by a majority of the votes cast by the corporation's shareholders entitled to vote, excluding shares owned by the acquirer and certain officers and directors.

Classified Board of Directors

     A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

     Both Delaware and Michigan law permit, but do not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

     Michigan. Under the MBCA, a corporation generally may provide for a classified board of directors by adopting amendments to its articles of incorporation and bylaws, which amendments must be approved by the shareholders. The Company's Articles of Incorporation and Bylaws do not currently provide for a classified board.

     Delaware. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three (3) classes with staggered terms of office, with only one class of directors standing for election each year. The New ALTM Amended and Restated Certificate of Incorporation and Bylaws provide for a classified board of directors with three (3) classes of directors.

     The Amended and Restated Certificate of Incorporation of New ALTM provides that directors will be classified into three (3) classes, as nearly equal in number as possible. Class I will hold office initially for a term expiring at the annual meeting of shareholders in 2003; Class II will hold office initially for a term expiring at the annual meeting of shareholders in 2004; and Class III will hold office initially for a term expiring at the annual meeting of shareholders in 2005. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting after their election, and until their successors have been duly elected and qualified. As a result, only one class of directors will be elected at each annual meeting of shareholders, with the remaining classes continuing their two-year and three-year terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death.

     The initial directors of New ALTM and their classes will be as follows:

            Name                    Class            Term Expires In
            Phillip D. Miller        III                   2005
            Thomas Hiatt             II                    2004
            Brad Moore               I                     2003
            Adil Khan                III                   2005
            Khan nominee             II                    2004

     Advantages. Classification of directors is likely to provide the board of directors with greater continuity and experience, since normally at least one member of the board of directors would be in such member's second year of service and at least one member of the board of directors would be in such member's third year of service.

     Anti-Takeover Effects. A classified board may significantly extend the time required to elect a new majority to the board of directors. With the classified board provision, unless directors are removed, it will require at least two annual meetings of shareholders for a majority of shareholders that is less than a two-thirds majority to make a change in control of the board of directors, since only a minority of the directors will be elected at each meeting. A significant effect of a classified board of directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified board of directors will also make it more difficult for shareholders to effect a change in control of the board of directors, even if such change in control is sought due to dissatisfaction with the performance of the company's directors.

     The existence of a classified board may deter so-called "creeping acquisitions" which a person or group seeks to acquire: (i) a controlling position without paying a normal control premium to the selling shareholders;
(ii) a position sufficient to exert control over the company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the company of the block at a premium, or an exchange of the block for assets of the company. Faced with a classified board of directors, such a person or group would have to assess carefully its ability to control or influence the company. If free of the necessity to act in response to an immediately threatened change in control, the board of directors can act in a more careful and deliberate manner to make and implement appropriate business judgments in response to a creeping acquisition.

     Certain tactics, including the accumulation of substantial stock positions as a prelude to an attempted takeover or significant corporate restructuring, have become relatively common in corporate takeover practice. Such tactics can be highly disruptive to a company and can result in dissimilar treatment of a company's shareholders. A classified board preserves the control of the incumbent board of directors and protects the interests of shareholders, assuming that the incumbent board acts in the best interests of the shareholders. Making directors removable only for cause and only upon 66-2/3% vote for removal will ensure that the purpose of having a classified board as an anti-takeover measure will not be circumvented by removing directors without cause. Although the board of New ALTM may review other possible anti-takeover programs, it has no present intention of proposing additional provisions that would affect the ability of a third party to change control of New ALTM. The classified board is not intended as an anti-takeover measure in response to any specific current or anticipated threat.

     Disadvantages. Because of the additional time required to change control of the board of directors, and the requirement that directors be removed only for cause and only upon 66-2/3% vote for removal, a classified board tends to perpetuate incumbent management. A classified board also makes it more difficult for shareholders to change the composition of the board of directors even if the shareholders believe such a change would be desirable. In addition, because the classified board increases the amount of time required for a takeover bidder to obtain control without the cooperation of the board of directors, even if the takeover bidder were to acquire a majority of the outstanding stock, it will tend to discourage certain tender offers, including some tender offers that shareholders may feel would be in their best interests.

     Removal of Directors. The MBCA and the Bylaws of the Company provide that directors may be removed by shareholders with or without cause. The Amended and Restated Certificate of Incorporation of New ALTM provides that any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66-2/3% of the voting stock, voting together as a single class. Except as may otherwise be provided by law, cause for removal exists only if the director whose removal is proposed:

     -has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal;

     -has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director's duties to New ALTM, and such adjudication has become final and non-appealable; or

     -has missed six consecutive meetings of the board of directors.

     Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. Unlike the Bylaws of the Company, the Bylaws of New ALTM include an advance notice procedure with regard to the nomination, other than by or at the direction of the board of directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of shareholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the board of directors or by a shareholder who has given timely written notice to New ALTM prior to the annual meeting will be eligible for election as directors. The Business Procedure provides that at an annual meeting or at a special meeting at which directors are to be elected, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the board of directors or by a shareholder who has given timely written notice to New ALTM of such shareholder's intention to bring such business before the meeting. To be timely, a shareholder's notice must be delivered to New ALTM not less than 90 or more than 120 days prior to the anniversary of the date of the last annual meeting of shareholders (the "Anniversary Date"); provided, however, in the event the date of the annual meeting is more than 30 days earlier or more than 60 days later than such Anniversary Date, notice, to be timely, must be delivered to New ALTM no more than 120 days prior to the date of the annual meeting and no later than the later of 90 days prior to the annual meeting or the tenth (10th) day following the day on which public announcement is first made of the annual meeting. With respect to an election of directors to be held at a special meeting of shareholders, such notice, to be timely, must be delivered to New ALTM no more than 90 days prior to the date of the special meeting and no later than the later of 60 days prior to the date of the special meeting or the tenth (10th) day following the date on which public announcement is first made of the special meeting. Notwithstanding the foregoing, shareholders may not bring any business before a special meeting, except that shareholders may submit nominations for election of Directors if the special meeting includes election of Directors.

     Under the Nomination Procedure, a shareholder's notice to New ALTM must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at the annual meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the board of directors as to the disposition of such business. Although the New ALTM Bylaws, like the Company Bylaws, do not give the board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the New ALTM Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of New ALTM, even if the conduct of such business or such attempt might be deemed to be beneficial to New ALTM and its shareholders.

     Filling Vacancies on the Board of Directors. Under the MBCA and the Bylaws of the Company, any vacancy on the board of directors may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. In contrast, the Bylaws of New ALTM provide that subject to the rights of the holders of any class or series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies of the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other reason shall be solely filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director. Directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires or upon election and qualification of their successors. No decrease in the number of authorized directors constituting the entire board of directors shall shorten the term of any incumbent director. Under no circumstances shall New ALTM's shareholders fill any newly created directorships.

     Under the MBCA, directors chosen to fill vacancies on a classified board would hold office until the next shareholders' meeting at which directors were elected, even if a new director was filling an unexpired term in a class with more than one year remaining in its term.

     Amendments to the Amended and Restated Certificate of Incorporation and Bylaws. In addition to any vote required by law or the Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting stock, voting together as a single class, is required to adopt any provision inconsistent with, or to amend or repeal the following Articles of the Amended and Restated Certificate of Incorporation: Section 4.3 (Description of Preferred Stock),
ARTICLE V (Board of Directors), ARTICLE VI (Amendment of Certification of Incorporation), ARTICLE VII (Amendment of Bylaws), ARTICLE IX (Meetings of Stockholders), or ARTICLE X (Indemnification).

     By the affirmative vote of a majority of the directors then serving, the board of directors of New ALTM may make, adopt, alter, amend, and repeal from time to time the Bylaws and make from time to time new Bylaws (subject to the right of the shareholders to adopt, alter, amend, and repeal Bylaws made by the Board or to make new Bylaws). The adoption, amendment or repeal of the Bylaws in a manner that would make them inconsistent with the following Articles of the Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of at least 66 2/3% of the voting stock, voting together as a single class: Section 4.3 (Description of Preferred Stock), ARTICLE V (Board of Directors), ARTICLE VI (Amendment of Certification of Incorporation), ARTICLE VII (Amendment of Bylaws), ARTICLE IX (Meetings of Stockholders), or ARTICLE X (Indemnification).

Indemnification and Limitation of Liability

     The DGCL and the MBCA have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

     Delaware. The New ALTM Amended and Restated Certificate of Incorporation eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) any breach of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not ill good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Michigan. Our Restated Articles of Incorporation currently limit the liability of directors to the corporation or its shareholders to the fullest extent permitted by Michigan law. Directors are not personally liable to Alternate Marketing or its shareholders for monetary damages for breach of fiduciary duty as a director, except for: (a) the amount of a financial benefit received by a director to which he or she is not entitled; (b) intentional infliction of harm on the corporation or the shareholders; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions or loans to directors, officers or employees contrary to Michigan law; or (d) an intentional criminal act.

Indemnification Compared and Contrasted

     Michigan law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law and Michigan law if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of' its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Michigan law permits a Michigan corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by Michigan law. Our Bylaws permit indemnification to the fullest extent allowed under Michigan Law and limit director monetary liability to the extent permitted by Michigan law.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to Michigan law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

Inspection of Shareholder List

     Both the DGCL and the MBCA allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten day period preceding a shareholders' meeting for any purpose germane to the meeting. Under Michigan law, the shareholders' list need only be prepared in time for, and be available for inspection at, the relevant shareholders meeting.

Dividends and Repurchases of Shares

     The concepts of par value, capital and surplus exist under Delaware law. Michigan law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like.

     Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Michigan. A Michigan corporation may not pay dividends or make any other distribution to its shareholders if, after giving effect to the payment, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's assets would be less than its liabilities plus, unless the articles of incorporation permit otherwise, the amount required, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Shareholder Voting

     Both Delaware and Michigan law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     Delaware. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the transaction agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Michigan. Michigan law contains a similar exception to its voting requirements for reorganizations. Unless required by the articles of incorporation or the transfer of assets is not in the usual and regular course of business as conducted by the corporation, action by shareholders of the surviving corporation on a plan of merger is not required if: (a) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger; and (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger.

Appraisal Rights

     Under both Delaware and Michigan law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or the Nasdaq National Market or are held of record by more 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or the Nasdaq National Market or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporation; or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

     Michigan. Michigan law excludes appraisal rights for certain corporate actions (a) where the shares are listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc. and (b) in certain transactions where shareholders receive cash or shares that satisfy the requirements of clause (a).

Dissolution

     Under Michigan law, upon recommendation of the board of directors, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote thereon. If the dissolution is initially approved by the board of directors the dissolution may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote (unless the corporation's certificate of incorporation provides for a supermajority voting requirement on dissolution). New ALTM's Amended and Restated Certificate of Incorporation contains no such supermajority voting requirement.

Interested Director Transactions

     Under both Delaware and Michigan law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under Delaware and Michigan law.

Shareholder Derivative Suits

     Under both Delaware and Michigan law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Certain Federal Income Tax Consequences

     Following is a summary of the federal income tax consequences resulting from the reincorporation merger. We have not requested a private letter ruling from the Internal Revenue Service as to the federal income tax consequences of the merger and, thus, there can be no assurance that it will constitute a tax free exchange for federal income tax purposes. We have been advised, however, that the merger would constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended and, no gain or loss will be recognized by the holders of our common stock upon conversion of their shares into New ALTM common stock. The basis of New ALTM common stock received by our shareholders will be the same as the basis of their shares of our common stock. The holding period of New ALTM's common stock will include the period during which our common stock was held, provided that our common stock was held as a capital asset at the time of the merger.

     THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS INCLUDED HEREIN FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

Securities Act Consequences

     The shares of New ALTM to be issued in exchange for our shares of common stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that respect, New ALTM is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the 1933 Act. After the merger, New ALTM will be a publicly held company, its common stock will be traded, and it will file with the SEC and provide to its shareholders the same type of information that we have previously filed and provided. Shareholders whose stock in Alternate Marketing is freely tradable before the merger will continue to have freely tradable shares of New ALTM. Shareholders holding restricted securities of Alternate Marketing will be subject to the same restrictions on transfer as those to which their present shares of stock in Alternate Marketing are subject. In summary, New ALTM and its shareholders will be in the same respective positions under the federal securities laws after the merger as were Alternate Marketing and its shareholders prior to the merger.

                   PROPOSAL TO AMEND 1995 OPTION PLAN

     Effective July 21,1995, the Company, by resolution of its Board of Directors and shareholders, adopted the 1995 Long-Term Incentive and Stock Option Plan, as subsequently amended (the "Incentive Plan"), which currently provides for the issuance of up to 500,000 shares of the Company's common stock. No preferred stock or other securities are authorized for issuance under the Incentive Plan. The Incentive Plan will terminate on July 20, 2005, unless sooner terminated by action of the Board. As a result of the reincorporation merger, the Incentive Plan will be assumed by New ALTM.

     All full-time and part-time employees (including officers and directors) of the Company and its subsidiaries and non-employee directors, consultants and independent contractors providing services to the Company (or any of its subsidiaries) are eligible to receive options and awards under the Incentive Plan. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974.

     The Incentive Plan permits the granting of awards to employees and non-employee officers, directors and agents of the Company in the form of stock appreciation rights, restricted stock awards and stock options. As of December 31, 2001, approximately 40 people were entitled to participate in the Incentive Plan. We anticipate that approximately 95 people will be eligible to participate immediately following the Transaction. As of April 30, 2002, 533,854 options have been granted and 123,800 are outstanding. The Incentive Plan is currently administered by the Stock Option Committee. The Incentive Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and rights, and to prescribe the particular form and conditions of option or right granted. Stock options granted under the Incentive Plan may be incentive stock options ("ISO's"), meeting the requirements of Section 422 of the Internal Revenue Code (the "Code"), or nonqualified stock options ("NQSO's") which do not meet the requirements of Section 422 of the Code. Incentive stock options, in order to receive favored tax treatment under the Code, must be exercisable for not more than 10 years and at not less than the fair market value of the Common Stock as of the date of the grant (not more than 5 years and not less than 110% of fair market value if the optionee is a 10% or greater shareholder) and may be granted only to employees. All incentive and nonqualified options outstanding as of April 30, 2002, expire by their terms one month after the optionee ceases to be an employee of the Company (except that other provisions apply in the event of the employee's death or disability).

     The market value of the Company's Common Stock on June 13, 2002, was $0.86 per share.

Proposed Increase in Number of Shares.

     As of December 31, 2001, 500,000 shares reserved under the Incentive Plan were subject to 123,800 outstanding options and 7,500 options granted under the Incentive Plan have been exercised. In general, options become exercisable in equal installments over several years commencing with the first anniversary of grant.

     The Board anticipates that it will continue to grant options to employees as part of its incentive program. In addition, the Board anticipates that, if the Transaction is approved, employees of Hencie who will become eligible to participate in the Plan may choose to exercise their options by rendering their Hencie Stock. See "Proposed Amendments to the Incentive Plan" below.
On May 21, 2002, the Board of Directors of the Company increased the number of shares reserved and authorized for issuance under the Incentive Plan from 500,000 to 1,500,000, subject to shareholder approval. In order to have sufficient shares available, the Board recommends approval of the increase.

Proposed Amendments to the Incentive Plan.

     On May 21, 2002, the Board of Directors of the Company adopted two amendments to the Incentive Plan, subject to shareholder approval. First, the Board adopted an amendment to paragraph 3(b) which eliminated reference to the establishment of a committee of the board to administer the Incentive Plan and replaced it with provisions authorizing the Board to adopt resolutions which would authorize one or more employees of the Company to (i) designate recipients of options and awards under the Incentive Plan and (ii) determine the number of options or awards to be received subject to a maximum established by the resolutions. The Board of Directors may not authorize an officer to designate himself as a recipient of any option or award.
Second, the Board adopted an amendment to paragraph 7(c) which permits an optionee or grantee electing to exercise an option or award to pay for the shares by delivering securities of any direct or indirect subsidiary of the Company.

Options Granted under the Incentive Plan.

     The following table sets forth as of December 31, 2001, the number of stock options granted to the individuals or groups indicated:

                                             Total Options Granted and
                                        Outstanding Under the Incentive
                                        Plan
     Phillip D. Miller                                            25,000
     Frank O'Connell                                              27,000
     Sandra J. Smith                                              30,000
     All executive officers as a group (3 persons)                82,000
     All employees as group (excluding executive officers)        14,300
     All directors who are not executive officers as a group (*)  17,500
     Current nominees for election as director as a group           None
     Associates of directors, executives, officers, and
       director nominees, as a group                                None
     Each other person who has received or is to receive
       5% or more of such options or other awards                   None

     *Includes individuals no longer serving in such capacity.

Allocation of Additional Option Shares

     New ALTM has not committed to any particular level of option grants or awards to any person or groups of persons, except that Sandra J. Smith (controller of New ALTM) will be awarded 50,000 shares effective with and contingent upon the First Closing.

Equity Compensation Plan Information

     The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2001. These plans include the Incentive Plan. The table does not give effect to the proposed amendments to the Incentive Plan and does not include any effects of the Transaction.

                 Number of securities to     Weighted-average price of      Number of Securities
                 Be issued upon exercise        outstanding options,      remaining available for
                 Of outstanding options,        warrants and rights        future issuance under
                  Warrants and rights                                   Equity compensation plans
                                                                           (excluding securities
                                                                         reflected in column (a))
               ------------------------      ------------------------   -------------------------
                         (a)                            (b)                        (c)
Equity
Compensation
Plans approved         191,300                         $2.75                     371,200
By security
Holders

Equity
Compensation
Plans not              258,500 (1) (2)                 $0.80                       none
Approved by
Security holders

Total                  404,800                         $1.81                     371,200

(1)In 1999, the Company issued warrants for purchase of 55,000 shares of common stock to employees of a broker dealer who served as underwriter in connection with the Company's initial public offering. These securities replaced the warrants issued to the underwriter upon closing of the offering. The Company recognized expense in the amount of $10,000 in connection with services rendered by the warrant holders in consideration of the issuance. These warrants are exercisable at $3.00 per share and expires on October 31, 2002.

(2) On May 3, 2000, the Company acquired certain assets and operations of AdTrackMedia.com from GoldenGoose Software, Inc. As part of the purchase price, GoldenGoose was issued stock options to acquire common stock. Options to acquire 20,000 shares are outstanding. These options are exercisable at $2.045 per share and expire on May 27, 2005. In addition, contingent consideration of 183,500 shares of the Company's common stock will be issued to GoldenGoose in January 2003 if certain goals are achieved.

Tax Rules.

     The following is a brief summary of the federal income tax rules currently applicable to stock options that may be granted under the Incentive Plan.

     The grant of a NQSO will have no immediate tax consequences to the grantee or to the Company. Upon the exercise of a NQSO, the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction) in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of the exercise of the option over the option exercise price. The grantee's tax basis in the shares will be the exercise price plus the amount of ordinary income recognized by the grantee, and the grantee's holding period will commence on the date the shares are transferred.

     Upon a subsequent sale of shares of Common Stock acquired pursuant to the exercise of a NQSO, any difference between the grantee's tax basis in the shares and the amount realized on the sale is treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.

     The grant of an ISO will have no immediate tax consequences to the grantee or to the Company. The exercise of an ISO by the payment of cash to the Company will generally have no immediate tax consequences to the grantee (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Company. If a grantee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the grantee generally will realize long-term capital gain or long-term capital loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the purchase price of the shares (i.e., the exercise price). In such case, no compensation deduction will be allowable to the Company in connection with the grant or exercise of the ISO or the sale of shares of Common Stock acquired pursuant to such exercise.

     If, however, a grantee disposes of the shares prior to the expiration of the required holding period (a "disqualifying disposition"), the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction equal to the excess of the fair market value of the shares of Common Stock on the date of exercise (or the proceeds of the disposition, if less) over the exercise price.

     Certain limitations apply to the Company's deduction of compensation payable to the person serving as its chief executive officer or to any of its four other most highly compensated executives in office as of the end of the year in which such compensation would otherwise be deductible. In general, the Company may not deduct compensation, other than "performance-based" compensation, payable to such an executive in excess of $1 million for any year. Income resulting from the exercise of a stock option may be included in calculation of total income for purposes of determining whether the $1 million limit has been exceeded.

                           INFORMATION ABOUT HENCIE

General

Overview

Hencie is an information technology system integration consulting solutions provider to a broad range of middle market companies in the manufacturing, distribution, energy, travel and hospitality and other industries. Hencie's core line of business includes implementation of Oracle-based technology, packaged applications and database management. As of December 31, 2001, Hencie had approximately 68 employees.

History

Hencie is a holding company and the sole owner of Hencie Consulting Services, Inc., a Texas corporation, and Hencie's only operating subsidiary. Hencie Consulting Services, Inc. was co-founded by Mr. Adil Khan and Mr. David Bevins in 1996 and began operations in 1997.

In December of 2000, Hencie initiated a new strategic plan in an effort to adapt to changing markets and industry conditions and reorganized its operations to focus on implementation of Oracle enterprise applications for traditional and profitable "bricks and mortar" businesses rather than Internet dot-coms and other technology-based businesses. All other lines of business were discontinued. Hencie also hired a new Chief Financial Officer in 2000 and a new Chief Operating Officer in 2001.

Industry Background

The worldwide information technology services industry is large but highly fragmented. It is composed of thousands of market niches segmented by technology platforms, vertical industry, service offerings, and geographic locations. The field is in transition, as regulation has forced many large consulting divisions of audit firms to divest themselves of their consulting practices and many smaller companies within the industry are consolidating to gain a competitive advantage. The market segment served by Hencie, the packaged application consulting, implementation, and maintenance segment of the information technology services industry, is currently growing rapidly.

The Hencie Solution

Hencie provides a wide range of industry-specific solutions, including Enterprise Resource Management, Client Relationship Management, Supply Chain Management, and Enterprise Portal solutions, through business alliances with leading technology vendors such as Oracle. Hencie strives to provide each of its clients with a rapid return on the client's investment in Hencie's solutions by improving the client's business through its unique solution offerings.

Integrated Consulting Approach

Hencie's integrated services enable clients to increase revenues and margins, reduce costs, and enhance their product and service offerings. Hencie combines consulting expertise and technology applications to serve as a single-source provider of fully integrated solutions.

Enterprise Resource Planning (ERP)

Hencie has diversified its customer base by expanding the scope of its systems integration and custom development services to include Enterprise Resource Planning (ERP) software. ERP software products are pre-packaged solutions for a wide range of business areas, including, financial information, manufacturing, and human resources. These pre-packaged solutions can be an efficient and less costly alternative for a user who might otherwise face customizing and developing its own applications. Hencie has grown significantly by expanding its Oracle service offerings and capitalizing on the business opportunity to provide implementation and customization services to the expanding ERP market. Hencie also plans to expand its implementation services to PeopleSoft applications, J.D. Edwards applications, and various other business partnership applications.

Customer Relationship Management (CRM)

Hencie provides consulting and information technology services to implement and support the Customer Relationship Management (CRM) offerings of Oracle eBusiness products and enterprise applications of other business partners. Hencie is an Oracle Certified Solutions Provider and one of the leading service providers for Oracle Software in the Southwestern United States.

Supply Chain Management (SCM)

Hencie plans to expand its service offerings to include Supply Chain Management (SCM) solutions where these services represent effective solutions for Hencie's middle market clients.

Managed Service Providers   Enterprise Monitoring Service (EMS)

Hencie offers a subscription-based service to monitor and manage a client's Oracle enterprise system and provides the technical expertise, monitoring system, and high-quality technical resources needed to properly manage client systems.

Enterprise Portal

Hencie currently provides some Enterprise portal solutions and plans to expand its service offering where these services represent effective solutions for Hencie's middle market clients.

Application Service Provider (ASP)

Hencie is positioned to offer Application Service Provider (ASP) services with hosting company partnerships.

Relationship with Oracle

Hencie is a certified Oracle partner and has achieved Oracle Service Provider
(OSP) status in the Dallas and Houston marketing regions of Oracle. This relationship is based on written agreements between the two companies and is nurtured through strong personal relationships among sales and management teams of the two companies.

This relationship provides several benefits to Hencie. Oracle and Hencie promote and market implementation services for Oracle Applications to prospective general business market end-user customers (i.e. customers with revenue equal to or less than $500 million per year). Hencie receives access to the use of proprietary Oracle implementation methodologies including AIM Advantage methodologies. Hencie receives training on Oracle products and rights to access Oracle product demonstration centers to develop solutions based on the latest technologies.

Almost all of Hencie's business depends on the success of the Oracle relationship. If this relationship is terminated or weakened, Hencie's survival will become very difficult. Also, Hencie's business may be directly impacted by the new applications license sales, and any decline in such sales due to economic cycles or product competitiveness will adversely affect Hencie's sales.

Strategy

Hencie intends to sustain and successfully manage its rapid growth by focusing on the provision of services to vertical middle market companies. Hencie plans to expand and modify its service offerings to address changes in customer demands and rapidly changing technology. In addition, Hencie is seeking strategic alliances with select enterprise package software vendors to stay at the leading edge of technology advances, to develop new business and to generate additional revenue. Specifically, Hencie plans to expand into other industries and expand its technology offerings and its service offerings. The Hencie Consulting Services operating subsidiary will focus on Oracle technology offerings and expand its services, targeted industries and geographic reach. Hencie intends to acquire other technology companies implementing PeopleSoft-based and J.D. Edwards-based application services. It may also selectively acquire other IT focused companies in which Hencie's client management approach may create better utilization and improve profitability.

Hencie also plans to expand its client base and enter into other vertical industry markets, including the healthcare industry, with acquisitions and other business combinations. The success of this strategy depends not only upon Hencie's ability to identify and acquire businesses on a cost-effective basis, but also upon Hencie's ability to integrate acquired operations into Hencie's organization effectively, to retain and motivate personnel and to retain clients of acquired or merged companies. In reviewing potential business combinations, Hencie intends to consider the target company's geographic reach, cultural fit, capabilities in specific technical services, client base, expected financial performance, valuation expectations, and the abilities of management, sales, and recruiting personnel, among other factors. Hencie has identified several potential acquisition candidates as of the date of this proxy statement.

Clients

Hencie provides services to a broad range of middle market companies in the manufacturing, distribution, energy, travel and hospitality and other industries. In 2001, Hencie's approximate percentage of revenue by client industry was:

     Manufacturing                 56%
     Distribution                  27%
     Energy                         6%
     Travel and Hospitality         5%
     Other                          6%

Hencie derives a significant portion of its revenues from large projects commissioned by a limited number of clients. In 2001, Hencie's largest client accounted for approximately 35% of its revenues, and Hencie's second largest client accounted for approximately 13% of its revenues. Likewise, in 2000, Hencie's two largest clients accounted for approximately 34% of its total revenues. Some of Hencie's clients include: Lone Star Steel Company, Novation, Kerr-McGee, Laser Tech Color, Newgistics, Luminex, Oklahoma Fixture Company, Olshan Foundation Repair, Smith-Blair, Inc., Honeywell, Kaiser, Conoco, and Raytheon Corporation. If any significant client terminates its relationship with Hencie or substantially decreases its use of Hencie's services, it could adversely affect Hencie's business and financial condition. Hencie seeks to develop long-term relationships with its clients. While a typical client assignment ranges from 3 months to 12 months in duration, some of Hencie's client relationships have continued for more than 3 years.

Property

Neither Hencie nor Hencie Consulting Services own any real property. Hencie currently leases its main office at 13155 Noel Road, 10th floor, Dallas, Texas 75240. This is a three-year lease on a portion of the 10th floor in the south office tower of the Galleria shopping and office complex. The Galleria is an upscale mixed-use retail, office and hotel complex.

Intellectual Property

Hencie Consulting Services has certain methodologies, customer lists, and other proprietary knowledge that it uses to service clients. Hencie uses its Knowledge Bank repository ("Da Bank") to distribute this efficiently to its consultant and project managers. This helps Hencie to efficiently service its clients. Hencie also develops specialized pieces of software that are kept in Da Bank that are used for implementing and joining various applications on its projects. Hencie reuses this software to create better project implementations.

Hencie's trademarks and service marks (none of which is registered with the United States Patent and Trademark Office, or any similar foreign agency) include:

Hencie.com
Hencie.net
Hencie.org
Hencie Consulting Services, Inc.
Hencie, Inc.

There is no threat of an intellectual property infraction from another party. Hencie has discovered that some of its consultants have unlicensed software on their computers. Hencie is currently bringing them into compliance as quickly as practical after they are discovered. The total cost of such compliance is expected to be less than $50,000.

Sales and Marketing

As of December 31, 2001, Hencie had a direct sales force of 3 employees who market Hencie's services to senior business executives, chief information officers, information systems managers, and others who purchase consulting and information technology services. New client contacts are generated through a variety of methods, including client referrals, Hencie's web site, service handouts for each of Hencie's service offerings, product sales collateral, "white papers," reproductions of articles and press releases, targeted user conferences conducted exclusively for clients, participation in industry conferences and trade shows, personal sales calls, customer newsletters, informational listings in trade journals and direct mailings to targeted clients.

Competition

The consulting and information technology services industry is extremely competitive and characterized by continuous changes in customer requirements and improvements in technologies. Hencie's competition varies significantly from city to city as well as by the type of service provided.

Hencie's principal competitors include Grant Thornton/Experio and Arthur Andersen. Many large accounting and consulting firms also offer services that overlap with some of Hencie's services. In addition, Hencie must frequently compete with a client's own internal information technology staff. Hencie also competes with Internet professional services firms as well as the service divisions of various software developers. There can be no assurance that Hencie will be able to continue to compete successfully with existing or future competitors or that competition will not have a material adverse effect on Hencie's results of operations and financial condition. Many of Hencie's competitors are larger than Hencie and have significantly greater financial, technical, marketing, and other resources. However, Hencie believes that its market position with respect to its competitors is enhanced by virtue of Hencie's unique ability to deliver fully integrated consulting services and to compete based on a number of other factors including the quality and scope of solutions provided, industry expertise, and ease and speed of solutions implementation.

Employees

As of December 31, 2001, Hencie had approximately 68 employees. Of these employees, 47 provided consulting services, 9 performed sales and marketing, customer relations, and business development functions, and 12 persons performed corporate, finance, and administrative functions. None of Hencie's employees are subject to a collective bargaining arrangement. Hencie has some employment agreements with its executive officers. Hencie believes that its relationship with its employees is good.

Hencie's future success depends in part on Hencie's ability to hire and retain adequately trained personnel who can address the changing and increasingly sophisticated technology needs of Hencie's clients. All of Hencie's employees are bound by non-compete agreements. Historically, competition for personnel in the information technology services industry has been significant. Hencie has had in the past, and may have at some point in the future, difficulty attracting and retaining an optimal level of qualified consultants. There can be no assurance that Hencie will be successful in attracting and retaining the personnel Hencie requires to conduct and expand Hencie's operations successfully. Because of this, the recruitment of skilled consultants is a critical element to Hencie's success. As of December 31, 2001, Hencie had 1 full-time recruiter.

Legal Proceedings

Hencie had contract disputes with Timepiece, and Navasota (an affiliate of Paul Tanner, see below). These were settled for less than $12,000 in total. These amounts have already been expensed on Hencie's financial statements. K-Force had filed suit in a contract dispute. This has been settled with a payment plan over time. These amounts have already been expensed and the payment plan recorded as a liability on Hencie's financial statements. Hencie discovered unpaid payroll taxes and settled with the IRS on a payment plan. As part of the closing of the ALTM transaction this settlement will be paid in full.

Dispute with Paul A. Tanner

On January 9, 2001, Hencie received a demand letter from Hencie.Com, an affiliate of Paul A. Tanner, claiming that (i) Hencie.Com was entitled to 1,500,000 shares of Hencie common stock in connection with an alleged stock purchase agreement by and between Hencie and Hencie.Com and (ii) Hencie owed Hencie.Com $1,900,000.00 in connection with $1,400,000.00 that was advanced to Hencie by Hencie.Com (collectively, the "Claims"). Hencie has investigated the Claims and concluded that Hencie is not liable. Adil Khan has agreed, pursuant to that certain Indemnification Agreement, dated as of September 15, 2000, by and between Hencie, Adil Khan, and certain other parties, and the Transaction Agreement, to indemnify ALTM, New ALTM, and Hencie from and against any losses or liabilities arising out of or relating to the Claims.
In the event litigation in connection with the Claims is pursued and Adil Khan is, for any reason, unable to fulfill his indemnification obligations to ALTM, New ALTM, and Hencie in connection with such Claims, Hencie intends to vigorously contest the Claims and pursue any potential counterclaims that may be available. Notwithstanding the foregoing, the business, financial condition, and operations of the Company could be materially and adversely affected by an outcome that is adverse to Hencie with respect to any of the Claims, legal fees and expenses associated with investigating, contesting, and defending against any of the Claims (whether or not the Claims are successfully pursued by Mr. Tanner), and the diversion of management's time and resources in connection with any such investigation, contest, or defense.

Threatened Litigation Involving Lane Gorman Trubitt, L.L.P.

On April 2, 2002, Hencie received a demand letter from Lane Gorman Trubitt, L.L.P. ("Lane Gorman") claiming that (i) Lane Gorman was entitled to $3,106.64 in connection with services rendered and $225 in connection with related attorneys' fees and expenses. The demand letter threatened to proceed with litigation if payment had not been received within 30 days of receipt of such letter.

On April 18, 2002, Hencie responded to the demand letter and requested verification of the debt, a description of services rendered, invoices, and a record of any payments made. To date Lane Gorman has not provided any verification of the debt. Once Lane Gorman provides verification of the debt, Hencie plans to settle the debt without litigation.

                HENCIE MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     You should read the following description of Hencie's financial condition and results of operations in conjunction with the Financial Statements of Hencie and the Notes thereto and the Unaudited Pro Forma Combined Condensed Financial Statements included elsewhere in this proxy statement. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Hencie's actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a discrepancy include, but are not limited to, those discussed in "Risk Factors" and elsewhere in this proxy statement.

Financial Overview

     A majority of Hencie's revenues are attributable to professional consulting services. Hencie recognizes revenue on a time and materials or percentage-of-completion basis, depending upon the type of contract it has with its customer. In limited circumstances, Hencie implements solutions under fixed price contracts. In 2001, Hencie generated approximately 2.5% of its net sales from fixed price contracts. Hencie recognizes revenues for fixed-price contracts using the percentage of completion method as services are performed over the life of the contract, based on the costs it incurs in relation to the total estimated costs. Hencie recognizes, and makes provisions for, any anticipated contract losses at the time it knows of, and estimates the losses.

     Hencie's most significant expense is cost of sales, which consists primarily of costs directly attributable to client engagements, including the cost of consultant time and travel expenses for personnel. Hencie's cost of sales is directly attributable to the time consultants spend on client projects. These costs are classified pursuant to a standard costing system using four levels of consultant pay rates. The weighted average of these pay rates gives Hencie's average cost per hour for its consulting time. These costs are input, managed and monitored on a per project basis. The number of consulting employees assigned to an engagement will vary according to the size, complexity, duration and demands of the client project. Hencie enters into contracts with its customers on a project-by-project basis.

     Hencie derives a significant portion of its revenues from large projects commissioned by a limited number of clients. In 2001, Hencie's largest client accounted for approximately 35% of its revenues and its second largest client accounted for 13% of its revenues. Likewise, in 2000, Hencie's two largest clients accounted for a total of 34% of its revenues. Many of Hencie's contracts are short-term and provide that clients can reduce or cancel services without incurring any penalty. If clients reduce or terminate services, Hencie would lose revenue and would have to reallocate employees and resources to other projects to attempt to minimize the effect of such a reduction or termination. Accordingly, reductions and terminations, even by a single client, could adversely affect Hencie's revenues.

     In 2001, Hencie's revenues by client industry were primarily
Manufacturing and Distribution, and to a lessor extent Energy, and Travel and Hospitality.

     Hencie's revenues and operating results have fluctuated significantly in the past, with Hencie experiencing its greatest sequential growth during its first and second fiscal quarters and significantly lower sequential growth in the third and fourth fiscal quarters. Accordingly, period-to-period comparisons of Hencie's operating results may not be meaningful.

     Hencie attributes this fluctuation between quarters to the project cycles of customers, most of whom have calendar-based fiscal years. The result is that customers are more likely to start project cycles during the first half of the year. Further, because most of Hencie's expenses, including expenses associated with its employees, are relatively fixed in the short-term, several other factors can cause significant variations in Hencie's quarterly operating results, including:

     -  fluctuations in the number of customer projects it is awarded;

     -  cancellations or delays by its customers of planned projects;

     - shifts in customer demand to delivery models that alter the timing of revenue recognition;

     -  its employee utilization rate;

     -  consummation of potential acquisitions; and

     -  number of billable days in a given quarter.

     Hencie believes that it will experience similar fluctuations in operations in the future. If Hencie is unable to predict the cyclical client demand in a slower growth or distressed economic environment, expenses may be disproportionate to revenue and its stock price may be adversely affected.

Critical Accounting Policies and Estimates

     Hencie's discussion and analysis of financial conditions and results of operations is based on its consolidated financial statements, prepared in accordance with generally accepted accounting principles in the United States.

     Revenue Recognition. The majority of Hencie's revenue is generated from consulting fees. The majority of Hencie's consulting contracts are on a time-and-materials basis. Hencie's remaining consulting contracts are on a fixed-price basis. Revenue is recognized using the percentage of completion method. Consulting contracts generally vary in length from 1 to 36 months.

     Earned revenue is based on the percentage that direct labor and other contract costs incurred to date bear to total estimated costs, after giving effect to the most recent estimates of total cost. The cumulative impact of revisions in total cost estimates during the progress of work is reflected in the period in which changes become known. Earned revenue reflects the original contract price adjusted for agreed-upon and change order revenue, if any. Losses expected to be incurred on jobs in process, after consideration of estimated minimum recoveries from claims and change orders, are charged to income as soon as such losses are known.

     Accounts Receivable and Allowances for Doubtful Accounts. Hencie maintains allowances for doubtful accounts for estimated losses resulting from the inability of Hencie's clients to make required payments. Hencie's management makes estimates of the uncollectibility of Hencie's accounts receivables. On a quarterly basis management critically reviews accounts receivable, and management continually analyzes historical bad debts, past-due accounts, client credit-worthiness and current economic trends when evaluating the adequacy of the allowance for doubtful accounts. If the financial condition of Hencie's clients were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

     Litigation and Contingencies. Litigation and contingencies are reflected in Hencie's consolidated financial statements based on management's assessment, along with legal counsel, of the expected outcome from such litigation. If the final outcome of such litigation and contingencies differs adversely from that currently expected, it would result in a charge to earnings when determined.

     Finally, general weakness of the U.S. economy has also affected Hencie's business and will, Hencie believes, continue to affect Hencie's business. The conditions in the general economy that may impact Hencie's on-going business include declines in interest rates, client staff reductions, client labor strikes and acquisitions of clients by other companies. In addition, in some cases, potential clients and existing clients have chosen to delay or postpone certain purchasing decisions until the economy improves. The general condition of the U.S. economy is affected by social, political and military conditions, including terrorist threats and acts and any responses by the United States to such threats and acts. Any or all of the above factors could result in the reduction of the aggregate amount of client spending on Hencie's future services.

Results of Operations

     The following table sets forth certain financial information of Hencie for the years ended December 31, 2001 and 2000:

                                                   Year Ended
                                                   December 31
                                       ------------------------------------
                                             2001                2000
                                       ---------------     ----------------
Revenues                                 $11,937,462          $10,318,840
Cost of Revenues                           6,367,462            4,633,677
                                         ------------         -----------
Gross Profit                               5,570,000            5,685,163

Stock-based Compensation and Other Costs      94,939              730,455
Other Operating Expenses                   5,083,077            9,893,756
                                         ------------         -----------
Operating Income (Loss)                      391,984           (4,939,048)
Interest (Expense)                          (635,935)            (293,396)
                                         ------------         -----------
Net Loss                                 $  (243,951)         $(5,232,444)
                                         ============         ===========

     The following table sets forth the percentage of revenues represented by items in Hencie's combined statement of operations the years ended December 31, 2001 and 2000:

                                                   Year Ended
                                                   December 31
                                       ------------------------------------
                                             2001                2000
                                       ---------------     ----------------
Revenues                                    100.0%              100.0%
Cost of Revenues                             53.3                44.9
                                       ---------------     ----------------
Gross Profit                                 46.7                55.1

Stock-based Compensation and Other Costs      0.8                 7.1
Other Operating Expenses                     42.6                95.9
                                       ---------------     ----------------
Operating Income (Loss)                       3.3               (47.9)
Interest (Expense)                           (5.3)               (2.8)
                                       ---------------     ----------------
Net Loss                                     (2.0)%             (50.7)%
                                       ===============     ================

Year Ended December 31, 2001 Compared to Year Ended December 31, 2000

     Revenues. Revenues increased $ 1,618,622, or 16%, from $10,318,840 in 2000 to $11,937,462 in 2001. This increase was primarily a result of an increase in the number of Oracle-related consulting engagements Hencie was awarded. Core employee consulting revenues increased $1,936,490, or 22%, from $8,739,215 in 2000 to $10,675,705 in 2001 which was primarily responsible for Hencie's overall increase in revenues. Subcontracting revenues, which offer lower gross margins, decreased to $27,112 from $468,801 due to Hencie's improved utilization and management of its consultant's time in 2001 and the discontinuation of several unprofitable lines of business in December 2000, including custom web development, I2 consulting services and Ariba software consulting.

     Gross Profit. Gross profit, or revenues after cost of sales, is primarily a function of hours billed to clients, hourly billing rates, and employee compensation. In 2001 gross profit decreased $115,163, or 2%, from $5,685,163 in 2000 to $5,570,000. Gross profit as a percentage of net sales also decreased 8.4% from 55.1% in 2000 to 46.7% in 2001. These decreases were due to several factors, including:

     - a lower effective billing rate on more recent engagements with Hencie's largest client;

     - market increases in the wages of consulting professionals for new hires in 2000, particularly professionals with the advanced technology skills necessary to perform the services Hencie offers; and

     - Hencie's discontinuation of businesses that, while offering higher gross margins than its Oracle-related business, have relatively high operating expenses that prevent them from being profitable.

     Stock-based Compensation and Other Costs.   The Company has estimated the
fair value of its common stock from $0.03 in 1999 to $0.10 per share in 2000 and increasing to $0.20 per share reflecting the valuation increases from the
ALTM transaction in 2002.   Non-cash charges to earnings from the amortization
of deferred compensation from stock option grants and restricted stock issuance were $730,455 in 2000 with a deferred compensation balance of $253,181 at 2000 year-end. Non-cash charges from the amortization of deferred compensation from stock option grants and restricted stock issuance were $94,939 in 2001 with a deferred compensation balance of $338,282 at the year-end.

     Other Operating Expenses. Other Operating expenses (excluding stock-based compensation and other costs) primarily include salaries and wages, professional services, communications, depreciation and amortization and general and administrative expenses. In 2001 operating expenses decreased $4,810,679, or 48.6%, from $9,893,756 in 2000 to $5,083,077. This decrease occurred primarily as a result of (i) a decrease of $3,445,697, or 48%, in compensation and benefits for non-billable time as a result of discontinuing unprofitable consulting product lines, better utilization of consultants, and reduced head count, (ii) a decrease of $168,675, or 46%, in professional services from outside advisors and (iii) a decrease of $1,254,896, or 56%, in general and administrative expense as a result of reducing its non-consultant employee headcount. Additionally, depreciation and amortization expenses increased $58,589, or 33%, from $178,441 in 2000 to $237,030 in 2001 due to capitalized costs related to a move to a larger office.

     Interest Expense. Interest expense increased $342,539, or 117%, from $293,396 in 2000 to $635,935 in 2001, primarily due to (a) additional borrowings in 2000 used to fund Hencie's losses, (b) indebtedness to Edge and
(c) Hencie's factoring lines of credit.

Selected Historical Quarterly Financial Data of Hencie (Unaudited)

     The following table sets forth certain financial information of Hencie for the three-month periods ended March 31, 2002 and 2001:

                                                      Periods Ended
                                                         March 31
                                             ------------------------------
                                                   2002            2001
                                             --------------    ------------
Revenues                                       $2,445,091       $3,686,416
Cost of Revenues                                1,365,463        1,819,138
                                               ----------       ----------
Gross Profit                                    1,079,628        1,867,278

Stock-based Compensation and Other Costs          199,828           21,121
Legal and Other Professional Services             202,762           32,118
Other Operating Expenses                          947,586        1,472,949
                                               ----------       ----------
Operating Income (Loss)                          (270,548)         341,090
Interest (Expense)                               (146,673)        (200,084)
                                               ----------       ----------
Net Income (Loss)                               $(417,221)        $141,006
                                               ==========       ==========

     The following table sets forth the percentage of revenues represented by items in Hencie's combined statement of operations the three-month periods ended March 31, 2002 and 2001:

                                                      Period Ended
                                                        March 31
                                             ------------------------------
                                                   2002            2001
                                             --------------    ------------
Revenues                                          100.0%          100.0%
Cost of Revenues                                   55.8            49.3
                                             --------------    ------------
Gross Profit                                       44.2            50.7

Stock-based Compensation and Other Costs            8.2             0.6
Legal and Professional Services                     8.3             0.9
Other Operating Expenses                           38.8            40.0
                                             --------------    ------------
Operating Income (Loss)                           (11.1)            9.2
Interest (Expense)                                 (6.0)           (5.4)
                                             --------------    ------------
Net Income (Loss)                                 (17.1)%           3.8%
                                             ==============    ============

Period Ended March 31, 2002 Compared to Period Ended March 31, 2001

     Revenues. Hencie's top two customers accounted for 46% of revenue in 2002 and 44% of revenue in 2001. Revenues decreased $1,241,325, or 34%, from $3,686,416 in the first quarter of 2001 to $2,445,091 in the same period of 2002. Core employee consulting revenues decreased $1,287,620, or 37%, from $3,448,416 in the first quarter of 2001 to $2,160,796 in the same period of 2002, which was primarily responsible for Hencie's overall decrease in revenues. Subcontracting revenues, which offer lower gross margins, were eliminated in 2002 and decreased $27,112 due to Hencie's improved utilization and management of its consultant's time in 2002. Revenue also decreased from the phasing out of several unprofitable lines of business during the first quarter of 2001. The business lines with final projects being completed during the first quarter of 2001 included custom web development, I2 consulting services and Ariba software consulting. This decrease was primarily a result of the following key factors:

     - The slow down in the IT consulting business and Oracle-related consulting engagements due to economic conditions in the first quarter of 2002 has caused certain customers to be more aggressive in seeking discounts or to delay IT projects.

     - The first quarter of 2001 was a record revenue quarter for Hencie. Hencie discontinued unprofitable business lines and finished these projects using overtime labor to maintain good customer relationships and a good industry reputation. Hencie Consulting Services, Inc. also received $189,187 from Oracle in the first quarter of 2001 under a now discontinued commission program.

     - Hencie reduced hourly billing rates 20% for new work for a significant existing customer in the first quarter of 2002. The revenue decrease from this customer was $906,216 due to the discounted billing rate and less work performed at the end of the project cycle in 2002.

     - Hencie entered a new vertical market of implementing Oracle systems in call centers. While Hencie historically had less than 5% of revenue from fixed price contracts, management chose to offer certain concessions on its first customer in this vertical market to build its expertise and market presence. These concessions reduced revenue by $240,599 in the first quarter of 2002 without an offsetting reduction in cost. Management may make similar selected investments for future growth in desirable market segments in the future.

     Gross Profit. In the first quarter of 2002 gross profit decreased $787,650, or 42%, from $1,867,278 in the same period of 2001 to $1,079,628.
Gross profit as a percentage of net sales also decreased to 44.2% in first quarter of 2002 from 50.7% in the same period of 2001. These decreases were due to several factors, discussed in revenue above, including:

     - A lower effective billing rate on more recent engagements with Hencie's largest client;

     - Market increases in the wages of consulting professionals hired in 2000 impacted costs in 2001 and in the first quarter of 2002, particularly professionals with the advanced technology skills necessary to perform the services Hencie offers. These wages have been decreased in the second quarter of 2002,

     - Hencie's discontinuation of the lines of businesses described above that, while offering higher gross margins than its Oracle-related business, have relatively high operating expenses that prevent them being profitable.

     Stock-based Compensation and Other Costs. Non-cash charges to earnings were from the amortization of deferred compensation from stock option grants and restricted stock issuance of $38,868, stock issued to a vendor valued at $139,304, and stock issued to employees valued at $21,656 in the first quarter of 2002 due to the effects of the ATLM transaction. This was an increase of $178,707 dollars (846%) compared with expense of $21,121 in the first quarter of 2001 for the amortization of deferred compensation from stock option grants and restricted stock issuance.

     Legal and Professional Services.   These expenses increased by $170,644
in the first quarter of 2002 or 432% from $32,118 in the first quarter of 2001 to a total of $202,762 in the first quarter of 2002. This increase in expenses was primarily due to legal fees related to the ALTM transaction. A secondary source of increased fees was related to the multi-year audits necessary for the ALTM transaction. While some legal fees were expended related to settling the Edge note litigation, these legal fees were not a primary source of the increase.

     Other Operating Expenses In the first quarter of 2002, other operating expenses decreased $525,363, or 36%, from $1,472,949 in the same period of 2001 to $947,586. This decrease occurred primarily as a result of (i) a decrease of $288,680, or 28%, in compensation and benefits for non-billable time as a result of discontinuing unprofitable consulting product lines, better utilization of consultants and decrease in head count and (ii) a decrease of $184,500, or 54%, in general and administrative expense. Additionally, depreciation and amortization expenses decreased $52,183, or 50%, from $104,146 in the first quarter of 2001 to $51,963 in the same period of 2002 due to lower capital expenditures in 2001 verses 2000. In 2000, the company moved to a new building, purchased new equipment and made leasehold improvements.

     Interest Expense. Interest expense decreased $53,411, or 27%, from $200,084 in the first quarter of 2001 to $146,673 in the same period of 2002, primarily due to reduced borrowings in the first quarter of 2002 under Hencie's factoring lines of credit and reduced interest expense on indebtedness due to the IRS.

Liquidity and Capital Resources

     Hencie has primarily used cash from operating activities, cash from additional paid-in capital, and borrowings to fund its operations. Edge provided a $1.4 million loan to Hencie in September 2000. Additional paid in capital in 2000 was $1,425,000. Additionally, in 2000, Hencie's new management discovered the IRS Obligation and immediately negotiated a settlement with the IRS to repay accrued payroll taxes payable of $1,955,758 as of the end of 2000. As of December 31, 2001 accrued payroll taxes payable had been reduced to $978,158, a reduction of $977,600. Additionally, during 2001, Hencie issued 1,552,642 shares of common stock upon the exercise of employee stock options for an aggregate of $46,578 and 200,000 shares of its common stock to a client valued at $20,000.

     As of December 31, 2001 Hencie was in default on the Edge note of $1,400,000. The IRS may cancel its repayment agreement with Hencie for any reason. In addition, there is a dispute with Hencie.com and Paul Tanner over a $1,425,000 capital contribution. Liabilities that exist or may arise under any of these matters may eliminate the company's ability to operate as a going concern. While management cannot give any assurances concerning the ultimate resolution of these matters, Hencie has taken the following steps regarding Edge, the IRS and Paul Tanner.

          In May 2002, Hencie entered into a settlement agreement with Edge Technology Group, Inc., a Delaware corporation ("Edge"), to resolve litigation that had arisen with respect to a promissory note. Hencie paid to Edge $55,000 upon the execution of the settlement agreement and will pay $60,000 in equal monthly installments commencing in August 2002 until it pays to Edge a total of $1,650,000 plus interest accruing at a fixed rate per annum equal to 8% percent. Hencie's aggregate payments to Edge under the settlement agreement may be reduced by $450,000 (plus any interest accrued thereon) if
(a) either (x) the Transaction closes and Hencie or New ALTM has paid at least three timely monthly installments to Edge or (y) Hencie has paid twelve timely monthly installments to Edge; (b) shares of ALTM with a value equal to 150% of the then outstanding debt have been pledged to Edge; and (c) no event of default under the settlement agreement has occurred. Hencie has recorded the original note principal of $1,400,000 plus interest on its balance sheet. The IRS payroll tax liability will be paid out of the combined funds of New ALTM and Hencie upon closing of the Transaction. Adil Khan, as described elsewhere in this proxy, has agreed to indemnify Hencie from any liability to Hencie.com and Paul Tanner.

     Net accounts receivable totaled $676,979 at December 31, 2001 as compared
to $1,636,039 at December 31, 2000.   Net days sales outstanding was 21 days
as of December 31, 2001 and 58 days as of December 31, 2000. The decrease in accounts receivable and accrued revenues provided $1,129,813 in cash during 2001. Bad debt expense decreased to $126,893 as of December 31, 2001 from $337,950 as of December 31, 2000. The improvement in accounts receivable and bad debt expense was attributable to better credit management, revised billing cycles and tighter management of client relationships.

     Accounts payable increased to $845,970 at December 31, 2001 from $781,151 at December 31, 2000. Hencie is in active discussions with its creditors to resolve its accounts payable delinquencies.

     In 2001, net cash provided by operating activities was $612,958, compared to a cash use of $ 2,879,162 in 2000. This change was largely attributable to an improvement in income from operations to a profit of $391,984 in 2001 from a loss of $4,939,048 in 2000. The unpaid payroll taxes in 2000 were classified as a source of cash under accrued expenses which primarily accounts for the difference between the loss of $4,939,048 and the use of cash of $2,879,162 in 2000.

     In 2001, net cash used in investing activities was $26,821 as compared to $436,555 in 2000. Purchases of property and equipment in 2000 were due to one time expenditures incurred as a result of Hencie's move to its new headquarters and new computer equipment for consultants.

     During 2001, Hencie repaid an aggregate of $27,765 in outstanding principal on notes payable to its two commercial lenders, Bank of America under the U.S. Small Business Administration loan program ("SBA Loan") and Fleet Commercial Services. Hencie's SBA Loan is a 7 year note in the principal amount of $150,000 bearing interest at 9.75% per year. As of March 31, 2002, Hencie owed $110,174.54 on the SBA Loan. Hencie's note with Fleet, in the original principal amount of $136,474, provides for 12 quarterly repayments of $14,161 each. As of March 31, 2002, Hencie owed $36,735 to Fleet. As of March 31, 2002, Hencie was in arrears on the payment of these notes.

     Hencie also has a factoring line of credit with JTA Factors which had $1,129,212 outstanding as of December 31, 2000 and $543,611 outstanding as of December 31, 2001. As of March 31, 2002, the amount outstanding under the factoring line of credit totaled $688,226. The terms of the line of credit require Hencie to pay a 2% factoring fee on the factored amount at the time of any borrowing and an interest rate of 2% over the prime rate on all amounts outstanding. Hencie's effective interest rate on its indebtedness under its line of credit is 35%.

     At March 31, 2002, Hencie had $13,809 in cash and cash equivalents.

     Hencie has entered into the Transaction to repay working capital deficits generated in 2000. The IRS Obligation will be paid out of the combined funds of New ALTM and Hencie upon closing of the Transaction. Hencie's management expects this payoff of the IRS Obligation and the consummation of the Transaction, together with cash flow with Hencie's operations, to result in increased liquidity and be sufficient to provide adequate financing for the next 12 months. Assuming consummation of the Transaction, Hencie has budgeted capital expenditures of approximately $262,100 in 2002 and $694,490 in 2003.

     Hencie's future capital requirements will depend on a variety of factors, including market acceptance of its business solutions, the resources it devotes to develop, market, sell and support its current and future product and service offerings, consummation of business acquisitions and other factors. Hencie expects to devote substantial capital resources:

     -  to its sales and marketing efforts;

     - to hire and expand its consulting, sales and marketing and customer support organizations;

     -  to further develop its solutions offerings; and

     -  for general corporate purposes.

Contractual Cash Obligations and Other Commercial Commitments

     The following table reflects a summary of Hencie's contractual cash obligations and other commercial commitments as of December 31, 2001.

     Hencie is obligated to make future minimum rental payments under operating leases that have initial or remaining terms in excess of one year at December 31, 2001 as follows:

             Year
             2002                         $296,648
             2003                         $323,616
             2004                         $323,616
             2005                          $53,936
                                          --------
             Total:                       $997,816

Effect of Recently Issued Accounting Pronouncements

     Hencie does not believe that any recently issued accounting pronouncements will have any material impact on its financial position, results of operation or cash flows.

Qualitative and Quantitative Disclosures about Market Risk

     Hencie has limited exposure to financial market risks, including changes in interest rates. Approximately $2,000,000 of Hencie's obligations are subject to a fluctuating interest rate. However, if market interest rates were to increase immediately and uniformly by 1%, there would not be a material impact on the results of operations or on Hencie's balance sheet.
If short-term interest rates would have averaged 1% higher during the year ended December 31, 2001, Hencie's interest expense would have been approximately $20,000. This amount was determined by applying the hypothetical interest rate change of 1% to Hencie's outstanding obligations under Hencie's factoring line of credit and the IRS Obligation.

Qualified Audit Opinion

     The accompanying audited financial statements of Hencie for the fiscal year ended December 31, 2001 disclose that Hencie's recurring losses from operations, working capital deficiency and stockholders' deficiency, as well as notes payable in default and other contingencies, raise substantial doubt about its ability to continue as a going concern. While management of Hencie cannot give any assurances concerning the ultimate resolution of this condition, it believes that this condition will be substantially alleviated by consummation of the Transaction.

                   INFORMATION ABOUT ALTERNATE MARKETING

     See Alternate Marketing's annual report on Form 10-KSB, which is enclosed with this proxy statement. The information contained in the annual report under the caption "Item 1. Description of Business" is incorporated by reference and made a part of this proxy statement.

    ALTERNATE MARKETING MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                   CONDITION AND RESULTS OF OPERATIONS

     See Alternate Marketing's annual report on Form 10-KSB, which is enclosed with this proxy statement. The information contained in the annual report under the caption "Item 6. Management Discussion and Analysis" is incorporated by reference and made a part of this proxy statement. See also Alternate Marketing's report on Form 10-QSB whichever is included in this proxy statement as Appendix F.

  PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT OF ALTERNATE MARKETING

     The following table sets forth as of June 6, 2002 the record and beneficial ownership of common stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of the current directors; (iii) each nominee for election to the board of directors (iv) each Named Executive Officer (as defined in "MANAGEMENT Executive Compensation"); and (v) all of our executive officers and directors as a group.

     Securities reported as "beneficially owned" include (a) securities for which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after June 6, 2002.

Name and Address                 Number of Shares Owned       Percentage
Phillip D. Miller                875,953 (1)(2)               19.00%
One Ionia SW, Suite 520
Grand Rapids, MI  49503

Stan Henry                       903,953 (2)(3)               19.63%
2137 Deer Park Avenue
Deer Park, NY  11729-1321

The Krieger Group                680,742 (4)(5)               14.77%
P.O. Box 7787
Princeton, NJ  08543

Thomas Hiatt                     381,008 (6)                   8.28%
Middlewest Ventures II, LP
10 West Market St., Suite 3030
Indianapolis, IN  46204

Louis Sito                        10,000 (7)                     *
20 Fort Salonga Road
Fort Salonga, NY  11768

Brad Moore                        10,000 (7)                     *
1240 W. Fullerton Ave.
Chicago, IL  60614

Sandra J. Smith                   30,550 (1)                     *
3026 Partridge Point Trail
Valrico, FL 33594

Frank O'Connell                   27,000 (1)                     *
21120 Highwood
Kildeer, IL  60047

Tribune Company                  843,758 (8)                  18.40%
435 N. Michigan Avenue
Chicago, IL  60611

All current executive officers 3,082,222 (1)(2)(3)(4)(5)(6)(7)65.23%
and current directors as
a group (7 persons)

*  Indicates ownership of less than 1%.

(1)Includes 25,000 shares for Mr. Miller, 30,000 shares for Ms. Smith, and 27,000 shares for Mr. O'Connell which may be acquired upon exercise of options granted under the Company's 1995 Long-Term Incentive and Stock Option Plan (the "Incentive Plan").

(2)Includes 232,974 shares subject to options granted to The Krieger Group. See Note (5), below.

(3)Includes 388,516 shares held for the benefit of family members. Includes 20,000 shares which may be purchased upon exercise of options granted under the Outside Directors and Advisors Stock Option Plan (the "Directors Plan").

(4)Includes 5,000 shares which may be purchased by Dale B. Krieger, a former director of the Company, upon exercise of an option granted under the Directors Plan and 17,500 shares which may be purchased upon exercise of an option granted under the Incentive Plan.

(5)Shares held of record as follows: (i) shares described in Note (4) above, held of record by Dale B. Krieger, a former director of the Company, (ii) 533,058 shares held of record by The Krieger Family Limited Partnership, which includes 396,058 shares which may be acquired upon exercise of options from Phillip D. Miller and Stan Henry, each in the amount of 198,029 shares; (iii) 69,890 shares held of record by Richard A. Ruderman, which may be acquired upon exercise of options from Phillip D. Miller and Stan Henry, each in the amount of 34,945 shares; (iv) 22,294 shares held of record by Paul Ruderman; and (v) 33,000 shares held in accounts managed by KR Financial, LLC, an investment advisor. Mr. Krieger is the president and chief executive officer of KR Financial, LLC.

(6)Includes all shares held of record by Middlewest Ventures II, LP and 17,500 shares which may be acquired by Middlewest Ventures II, LP upon exercise of options granted under the Directors Plan. Mr. Hiatt is a general partner of Middlewest Management Company, LP, the general of Middlewest Ventures II, LP.

(7)Includes 10,000 shares which may be acquired upon exercise of options granted under the Directors Plan. Does not include shares held of record by Tribune Company ("Tribune"). Messrs. Sito and Moore are affiliates of Tribune.

(8)Does not include shares held of record by Messrs. Moore or Sito, who are affiliates of Tribune.

                    MANAGEMENT OF ALTERNATE MARKETING

Directors and Officers

     Our current directors or executive officers are as follows:

     Name               Age   Position(s) Held with Company
     Phillip D. Miller  50    Chief Executive Officer and Chairman
     Thomas Hiatt       54    Director
     Louis Sito         57    Director
     Brad Moore         28    Director
     Stan Henry         63    Director
     Sandra J. Smith    43    Secretary, Treasurer and Chief Financial Officer
     Frank O'Connell    59    Vice President

     See "ELECTION OF DIRECTORS" for biographical information concerning Messrs. Miller, Hiatt and Moore. Messrs. Sito and Henry are not standing for re-election to the board. The following biographical information is furnished with respect to non-director executive officers.

     Sandra J. Smith. Ms. Smith has been the Chief Financial Officer of the Company since July 1995. From 1989 until appointment as Chief Financial Officer, Ms. Smith served as the Controller of the Company. From 1987 to 1989, Ms. Smith was Controller of United Delivery Systems, a private delivery firm which was founded and operated by Phillip D. Miller prior to the formation of the Company in 1989. Ms. Smith has been a licensed certified public accountant since 1983. Ms. Smith holds a bachelors of business administration degree from Grand Valley State University.

     Frank O'Connell.  Frank O'Connell has been Vice President and Sales
Manager   USSPI Division of the Company since March 1996.  From 1994 until appointment as Vice President, Mr. O'Connell served as Vice President of Sales for the USSPI Division of National Home Delivery, Inc. From 1979 through 1994, Mr. O'Connell served in various sales positions for U.S. Suburban Press, Inc. Prior to 1979, Mr. O'Connell held sales positions at various companies, including Media Networks, Inc., Redbook and Cosmopolitan magazine. Mr. O'Connell holds a bachelors degree from Southern Illinois University.

Executive Compensation

     The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to the Company's Chief Executive Officer and to each of the Company's four most highly compensated executive officers (other than the Company's Chief Executive Officer) with compensation in excess of $100,000 (the "Named Executive Officers") during fiscal years ended December 31, 2001 and 2000.

                          Summary Compensation Table

                                                                  Long Term
                                     Annual Compensation       Compensation
                         ---------------------------------------------------
  Name & Principal                              Other Annual
    Position              Year  Salary   Bonus  Compensation       Options
------------------        ----  ------   -----  ------------       -------
Phillip D. Miller         2001  $212,562   *    $ 13,183(3)(4)(5)     *
Chief Executive Officer   2000  $212,562   *    $ 13,107(3)(4)(5)     *
                          1999  $210,252   *    $ 15,899(3)(4)(5)     *

Sandra J. Smith           2001  $110,000 $3,000 $  1,100(5)           *
Chief Financial Officer   2000  $109,615 $2,500 $  1,121(5)         5,000

Frank O'Connell           2001  $ 57,000 $5,000 $172,841 (1)(5)       *
                          2000  $ 57,000 $5,000 $144,576 (1)(5)       *
                          1999  $ 57,000 $3,500 $129,283 (1)(5)    20,000

*    None.
(1)  Sales commissions.
(2)  Reimbursed moving expenses.
(3)  Auto allowance.
(4)  Insurance premiums.
(5)  401(k) employer contributions.

Summary of Option Grants

     No stock options were granted to Named Executive Officers during fiscal
2001.

Summary of Option Exercises

     The following table contains information concerning the ownership and exercisability of options held by Named Executive Officers.

        Aggregated Option Exercises and Fiscal Year-End Option Table

                                              Number of Securities Underlying
                       Option Exercises        Unexercised Options at FY-End
                ------------------------------------------------------------
                Shares Acquired
Name              on Exercise   Value Realized   Exercisable   Unexercisable
----------------------------------------------------------------------------
Phillip D. Miller    None           None            25,000         None
Frank O'Connell      None           None            27,000         None
Sandra J. Smith      None           None            30,000         None

Executive Compensation and Employment Agreements

     The Company has entered into an employment agreement and an addendum with Phillip D. Miller, its Chief Executive Officer, which provides for a term of five years expiring in September 2003 at a base salary of $195,000 per year, with an annual increase equal to the then-existing salary multiplied by the average monthly increase in the cost of living index published by the United States Department of Labor for the 12-month period preceding such date. Mr. Miller is also entitled to bonuses up to 30% of his base salary based on attainment of performance criteria specified by the Compensation Committee. The agreement is terminable without an expressed reason by either Mr. Miller or the Company by three months' prior notice. In addition, the Company may terminate the agreement effective immediately for "cause," including neglect of duty, malfeasance, or continued failure to perform specified duties within 30 days after having received a written warning. If the agreement is terminated by the Company without an expressed reason, the Company is required to pay Mr. Miller as severance, within 60 days of the effective termination date, an amount equal to 12 months' base salary at the salary rate then in effect, plus accrued bonuses, if any. In the event of termination of the agreement by Mr. Miller, the Company is required to pay salary accrued through the date of termination, excluding any accrued bonus. The agreement further provides that Mr. Miller shall not, directly or indirectly, for a period of two years after termination (or one year if terminated by the Company without cause), engage in any similar business, solicit customers of the Company, or solicit employees of the Company in competition with the Company, in the United States. The agreement also provides for disability and life insurance at Company expense. The Company also agrees to pay for the cost of dependent coverage included in the Company's group health insurance plan.

     The Company has entered into an employment agreement with Sandra J. Smith, as Chief Financial Officer, which provides for a term of two and one-half years expiring in December 2003 at a base salary of $110,000 per year, with an annual increase equal to the then-existing salary multiplied by the average monthly increase in the cost of living index published by the United States Department of Labor for the 12-month period preceding each anniversary date. The agreement is terminable without an expressed reason by the Company provided that it pay salary and benefits for the unexpired portion of the term. In addition, the Company may terminate the agreement effective immediately for "cause". The agreement further provides that Ms. Smith shall not, directly or indirectly, for a period of one year after termination, directly or indirectly engage or be employed by, any business or entity that is in competition with the Company, without the prior written consent of the Company's CEO. The agreement also provides for a cash fee (subject to approval by the compensation committee) to be paid upon consummation of a transaction whereby all of the stock or substantially all of the assets of the Company or Alternate Postal Direct, Inc. are sold in a transaction which is identified, negotiated, and consummated with the assistance of Ms. Smith.

     See "CERTAIN TERMS OF THE AGREEMENT   Employment Agreements" in this
proxy statement for a discussion of certain addenda to the employment agreements of Mr. Miller and Ms. Smith to be entered into in connection with the Transaction.

1995 Long-Term Incentive and Stock Option Plan

     Effective July 21, 1995, the Company, by resolution of its board of directors and shareholders, adopted the 1995 Long-Term Incentive and Stock Option Plan (the "Incentive Plan"), which currently provides for the issuance of up to 500,000 shares of the Company's Common Stock. No Preferred Stock or other securities are authorized for issuance under the Incentive Plan. The Incentive Plan will terminate on July 20, 2005, unless sooner terminated by action of the Board.

     All full or part-time employees (including officers and directors) of the Company (and any subsidiaries, including Alternate Postal Direct, Inc., National Home Delivery, Inc. and others, if the Company acquires or forms any additional subsidiaries) and non-employee directors, consultants and independent contractors providing services to the Company (or any subsidiaries) are eligible to receive options and awards under the Incentive Plan. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974.

     The Incentive Plan permits the granting of awards to employees and non-employee officers, directors and agents of the Company in the form of stock appreciation rights, restricted stock awards and stock options. Stock options granted under the Incentive Plan may be "incentive stock options," meeting the requirements of Section 422 of the Internal Revenue Code (the "Code"), or nonqualified options which do not meet the requirements of Section 422. The Incentive Plan is currently administered by the Stock Option Committee. The Incentive Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and rights, and to prescribe the particular form and conditions of each option or right granted. Incentive stock options, in order to receive favored tax treatment under the Code, must be exercisable for not more than 10 years and at not less than the fair market value of the Common Stock as of the date of the grant (not more than 5 years and not less than 110% of the fair market value if the optionee is a 10% or greater shareholder) and may be granted only to employees. As of April 30, 2002, 533,854 options have been granted and 123,800 are outstanding.

     See "PROPOSAL TO AMEND 1995 OPTION PLAN" in this proxy statement for a discussion of proposed amendments to the Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than 10% beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended December 31, 2001 its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

                 ELECTION OF DIRECTORS OF ALTERNATE MARKETING

     In case the Transaction is not approved by the shareholders of Alternate Marketing, shareholders are requested to vote for three directors for Alternate Marketing for the ensuing year.

     The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the board of directors. The current number of members of the board of directors is five, consisting of Stan Henry, Phillip D. Miller, Thomas Hiatt, Louis Sito and Brad Moore. Only Messrs. Miller, Hiatt and Moore are standing for re-election. The directors elected at this meeting will serve a one-year term expiring upon the election of their successors at the next annual meeting. Messrs. Sito and Moore were appointed to the Board in connection with the investment in the Company by The Times Mirror Company, which was merged with Tribune.

     In the event any nominee is unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the board of directors.

     The following biographical information is furnished with respect to each of the nominees.

     Phillip D. Miller. Mr. Miller is the founder of the Company and has served as its Chief Executive Officer and as a member of the board of directors since inception in 1988. Mr. Miller has 25 years' experience as an entrepreneur, primarily in the private delivery industry, where he is recognized as a leader and spokesperson. In the course of his career, Mr. Miller has founded and either merged or sold five companies, including Promotional Media Management, American Field Marketing, and Discovery BIDCO (a financial institution in the State of Michigan). Mr. Miller holds an associate degree in business from Grand Rapids Junior College.

     Thomas Hiatt. Mr. Hiatt has been a director of the Company since January 12, 1998. Mr. Hiatt is a co-founder and managing director since May 1998 of Centerfield Capital Partners, L.P., one of Indiana's largest private capital funds, and also serves since November 1989 as a general partner of Middlewest Ventures II, LP, a venture capital fund which holds an ownership interest in Alternate Marketing Networks, Inc. Mr. Hiatt currently serves as a director of several other companies, including PowerWay, Inc. and Stratis Corporation.

     Brad Moore. Mr. Moore has been a director of the Company since January 11, 2002 when he filled the vacancy created by the resignation of John McKeon. Mr. Moore joined Tribune Company in 1997 and is currently a Manager focusing on investment and partnership opportunities aligned with Tribune's publishing and interactive business. Mr. Moore also sits on the Board of Directors of MarketResearch.com. Prior to joining Tribune Company, Mr. Moore was at PricewaterhouseCoopers LLP where he conducted financial reviews and merger and acquisition due diligence for media and manufacturing clients. Mr. Moore holds a B.S. in Business Administration from Michigan State University and is a licensed certified public accountant.

     The chairman of the board of directors (currently Phillip D. Miller) and the officers of the Company are elected annually by the board of directors and serve until their successors are elected and qualified, subject to earlier removal by the board.

Board Committees

     Audit Committee     Compensation Committee     Stock Option Committee
       Stan Henry             Thomas Hiatt               Thomas Hiatt
       Louis Sito              John McKeon                John McKeon

     The purpose of the Audit Committee is to (1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected. See "AUDIT COMMITTEE REPORT" in this proxy statement.

     The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also makes recommendations to the Stock Option Committee with respect to stock options and awards, which may be included in the compensation set forth for each individual.

     The purpose of the Stock Option Committee is to administer and interpret the 1995 Long-Term Incentive and Stock Option Plan (the "Incentive Plan").

          During the year ended December 31, 2001, the board of directors met five times. The Audit Committee met two times and the Compensation and Stock Option Committees each met two times. Louis Sito and John McKeon attended less than 75% of the aggregate of the meetings of the board of directors and the board committees on which they served.

     Brad Moore has replaced John McKeon on the Compensation Committee and Stock Option Committee in fiscal 2002.

Director Compensation

     Non-employee directors do not receive any cash compensation but, pursuant to the Outside Directors and Advisors Plan (the "Directors Plan"), each non-employee director of the Company is granted stock options on an annual basis when elected or re-elected to the board of directors. Non-employee directors are reimbursed for expenses in accordance with Company policy.

1995 Outside Directors and Advisors Stock Option Plan

     Effective July 21, 1995, the Company, by resolution of its board of directors and shareholders, adopted the 1995 Outside Directors and Advisors Stock Option Plan (the "Directors Plan") which provides for the issuance of up to 75,000 shares of the Company's Common Stock to non-employee members of the board of directors and non-employee members of the Company's Advisory Board (which is currently inactive). No Preferred Stock or other securities are authorized for issuance under the Directors Plan. The Directors Plan will terminate on July 20, 2005, unless sooner terminated by action of the Board.

     Only non-employee members of the board of directors of the Company and non-employee advisors to the Company (of which there are currently none) are eligible to receive grants under the Directors Plan. The Directors Plan is not subject to the Employee Retirement Income Security Act of 1974. The Directors Plan provides for a grant to non-employee directors and advisors of options to purchase 5,000 shares upon initial election to the Board or 1,000 shares upon appointment as an advisor (an "Initial Option") and, in the case of directors, for annual grants thereafter, upon re-election, of options to purchase 2,500 shares (an "Annual Option"). Directors or advisors may choose to waive such option grants, in their discretion. All options granted under the Directors Plan are "non-qualified" options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Directors Plan is administered by the Chief Executive Officer and Chief Financial Officer, but the administrators have no authority to select recipients, select the date of grant of options, the number of option shares, or the exercise price, or to otherwise prescribe the particular form or conditions of any option granted. As of April 30, 2002, 77,500 options have been granted and 67,500 are outstanding. Initial Options and Annual Options are immediately exercisable for a period of 10 years from the date of grant. Except for the Initial Options currently outstanding, all Initial Options and Annual Options have an exercise price per share equal to 100% of the fair market value of the Common Stock as of the date of grant. Each Annual Option terminates three months after the termination of the optionee as a director of the Company for any reason except a "change in control," in which case the Option terminates after six months. An Initial Option remains exercisable, notwithstanding the termination of the directorship of the optionee, unless such termination is a result of death or a "change in control," in which case the Initial Option terminates after six months. A "change in control" shall be deemed to have occurred if (a) a person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the voting capital stock of the Company, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board unless the election or the nomination for election by the Company shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. A merger, consolidation, or corporate reorganization in which the owners of the Company's voting stock own 50% or more of the resulting entity's voting stock shall not be considered a "change in control." Notwithstanding the foregoing, a "change in control" shall not have been deemed to have occurred if the Board otherwise directs by resolution adopted prior to the event which would otherwise constitute a "change in control."

     The Directors Plan will be terminated upon shareholder approval of the amended and restated 1995 Long-Term Incentive and Stock Option Plan. Termination of the Plan means that no additional options will be granted; termination does not affect issued and outstanding options.

Indemnification of Directors and Officers

     The Company's Restated Articles of Incorporation (the "Articles") limit personal liability for breach of fiduciary duty by its directors to the fullest extent permitted by the Michigan Business Corporation Act ("MBCA"). The Articles eliminate the personal liability of directors to the Company and its shareholders for damages occasioned by breach of fiduciary duty, except for liability based on breach of the director's duty of loyalty to the Company, liability for acts or omissions not made in good faith, liability for acts or omissions involving intentional misconduct, liability based on payments of improper dividends, liability based on violation of state securities laws, and liability for acts occurring prior to the date such provision was added. Any amendment to or repeal of such provisions in the Company's Articles shall not adversely affect any right or protection of a director of the Company for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. These provisions eliminate the personal liability of directors in their capacity as directors (but not in their capacity as officers) to the Company and to its shareholders to the fullest extent permitted by Michigan law.

     In addition, the Company's Bylaws provide that officers and directors of the Company have the right to indemnification from the Company for liability arising out of certain actions to the fullest extent permissible by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Company pursuant to such indemnification provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

                            AUDIT COMMITTEE REPORT

     The Audit Committee of our board of directors is comprised of two directors (both of whom are "independent" under the listing standards of The Nasdaq Stock Market) and operates under a written charter adopted and approved by the Board in 2000. During the fiscal year ended December 31, 2001, the members of the Committee were Stan Henry and Louis Sito. The Committee recommends to the board of directors, subject to shareholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial process; the independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

     The Committee has reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001. The Committee has also discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended.

     Based on its review, the Committee has recommended to the board of directors that the Company's audited consolidated financial statements for fiscal year 2001 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

Members of the Audit Committee:

     Stan Henry
     Louis Sito

                           INDEPENDENT AUDITORS

Alternate Marketing

     PricewaterhouseCoopers LLP served as independent accountants for the Company for the year ended December 31, 2001. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement, and will respond to appropriate questions. The Company's audited financial statements are included in the Company's Form 10-KSB for the fiscal year ended December 31, 2001.

     Audit Fees. The Company was billed a total of $56,500 by PricewaterhouseCoopers LLP for professional services rendered in connection with the audit of our financial statements for the 2001 fiscal year and the reviews of our interim financial statements.

     Financial Information Systems Design and Implementation Fees. No professional services were rendered by PricewaterhouseCoopers LLP related to the Company's financial information systems design and implementation during the 2001 fiscal year.

     All Other Fees. The Company was billed $57,195 for additional services rendered by PricewaterhouseCoopers LLP other than those described above.

     The Audit Committee has considered the provision of all non-audit services performed by PricewaterhouseCoopers LLP with respect to maintaining auditor independence.

Hencie

     Deloitte & Touche LLP served as independent accountants for Hencie, Inc. for the year ended December 31, 2001. We do not expect a representative of Deloitte & Touche to be present at the meeting.

New ALTM

     The board of directors of New ALTM will select an auditor for New ALTM for its fiscal year ending December 31, 2002. The board will not seek shareholder ratification of such appointment.

               OTHER MATTERS AND PROPOSALS FOR THE MEETING

     Management of ALTM is not aware of any other business to come before the meeting.

                   WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may inspect and copy such material at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street NW, Washington, D.C. 20549, as well as at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048.

     Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms. You also can find our SEC filings at the SEC's website at www.sec.gov.

     The SEC allows us to incorporate by reference, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about Alternate Marketing and its finances.

     1. Alternate Marketing's Annual Report on Form 10-KSB for the year ended December 31, 2001.

     2. Alternate Marketing's Current Report on Form 8-K dated April 24, 2002 concerning the Transaction.

     3. The description of Alternate Marketing's common stock on Form 8-A, filed August 14, 1995, including all amendments and reports filed for the purpose of updating such description.

     Alternate Marketing's Annual Report on Form 10-KSB is enclosed with this Proxy Statement. Other documents specifically incorporated into this document by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this document. You may obtain documents incorporated into this document by reference by requesting them in writing or by telephone from Alternate Marketing at the following address:
                     Alternate Marketing Networks, Inc.
                          One Ionia SW, Suite 520
                          Grand Rapids, MI  49503
                       Attention:  Phillip D. Miller
                              (616) 235-0698

     In order to obtain timely delivery of this information, you should request it no later than July 15, 2002.

                 PROPOSALS FOR FISCAL 2002 ANNUAL MEETING

     We currently anticipate that the annual meeting, for the fiscal year ending December 31, 2002 (the "2002 Annual Meeting"), will be held in mid-May, 2003. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2002 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than February 1, 2003.

     In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2002 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2002 Annual Meeting, unless we have received notice of the shareholder proposal on or before April 1, 2003.

                  *   *   *   *   *   *   *   *   *   *   *

     You should rely only on the information provided in this proxy statement (including the Transaction Agreement attached as Appendix A of this proxy statement) in considering how to vote your shares on the proposals discussed herein. We have authorized no one to provide you with different information. You should not assume that the information in this proxy statement is accurate as of any date other than the date on the front of this document.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB IS ENCLOSED. AN ADDITIONAL COPY (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: ALTERNATE MARKETING NETWORKS, INC.,
ATTENTION: PHILLIP D. MILLER, CHIEF EXECUTIVE OFFICER, ONE IONIA SW, SUITE 520, GRAND RAPIDS, MI 49503.

                      FINANCIAL STATEMENTS OF HENCIE

HENCIE, INC. AND SUBSIDIARY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
______________________________________________________________________________
                                                                          Page
INDEPENDENT AUDITORS' REPORT                                               112

CONSOLIDATED FINANCIAL STATEMENTS AND NOTES:

 Consolidated Balance Sheets as of December 31, 2000 and 2001, and
  March 31, 2002 (unaudited)                                               113

 Consolidated Statements of Operations for the years ended
  December 31, 2000 and 2001, and the three months ended
  March 31, 2001 and 2002 (unaudited)                                      114

 Consolidated Statements of Stockholders' Equity (Deficiency) for
  the years ended December 31, 2000 and 2001, and the three months
  ended March 31, 2002 (unaudited)                                         115

 Consolidated Statements of Cash Flows for the years ended
  December 31, 2000 and 2001, and the three months ended
  March 31, 2001 and 2002 (unaudited)                                      116

 Notes to Consolidated Financial Statements                            117-125




























INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Hencie, Inc.:

We have audited the accompanying consolidated balance sheets of Hencie, Inc. and subsidiary (the "Company") as of December 31, 2000 and 2001, and the related statements of operations, stockholders' equity (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2000 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements for the year ended December 31, 2001, have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations, working capital deficiency and stockholders' deficiency, as well as notes payable in default and other contingencies, raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Deloitte & Touche LLP
Dallas, Texas
April 22, 2002
(May 22, 2002, as to second paragraph of Note 4)











HENCIE, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2000 AND 2001, AND MARCH 31, 2002 (UNAUDITED)
______________________________________________________________________________
                                                   December 31,        March 31,
                                                 2000         2001       2002
ASSETS                                                                (unaudited)

CURRENT ASSETS:
 Cash and cash equivalents                    $  167,926  $  187,275  $   13,809
 Accounts receivable - Net                     1,636,039     676,979   1,001,914
 Accrued revenues for unbilled services          317,103     146,350     199,712
 Prepaid expenses and other                       29,552      12,439       8,823
                                              ----------  ----------  ----------
     Total current assets                      2,150,620   1,023,043   1,224,258

PROPERTY AND EQUIPMENT - NET                     455,221     245,012     193,049
                                              ----------  ----------  ----------
TOTAL                                         $2,605,841  $1,268,055  $1,417,307
                                              ==========  ==========  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
 Notes payable to factor                      $1,129,212 $   543,611  $  688,226
 Senior subordinated note payable              1,400,000   1,400,000   1,400,000
 Current portion of long-term debt                67,627      70,830      57,848
 Accounts payable                                781,151     845,970   1,027,927
 Accrued expenses                              2,626,353   1,848,023   1,701,649
 Deferred revenue                                 52,663     124,188     260,000
                                              ----------  ----------  ----------
     Total current liabilities                 6,057,006   4,832,622   5,135,650

LONG-TERM DEBT - Less current portion            121,766      90,798      89,061

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY (DEFICIENCY):
 Series B junior, cumulative preferred stock,
  $.01 par value; 50,000,000 shares authorized;
  100,100 and 0 shares issued and outstanding,
  respectively                                 1,000,000   1,000,000      -
 Common stock, $.01 par value; 25,000,000
  shares authorized; 10,511,509, 12,264,151
  and 17,167,277 shares issued and outstanding,
  respectively                                   105,115     122,641     171,673
 Additional paid-in capital                    2,304,491   2,533,583   3,776,373
 Accumulated deficit                          (6,729,356) (6,973,307) (7,390,528)
 Deferred compensation                          (253,181)   (338,282)   (364,922)
                                              ----------  ----------  ----------
     Total stockholders' deficiency           (3,572,931) (3,655,365) (3,807,404)
                                              ----------  ----------  ----------
TOTAL                                         $2,605,841  $1,268,055  $1,417,307
                                              ==========  ==========  ==========

See notes to consolidated financial statements.

HENCIE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000 AND 2001, AND THREE MONTHS ENDED
MARCH 31, 2001 AND 2002 (UNAUDITED)
______________________________________________________________________________
                                                               Three months ended
                                                                    March 31,
                                                            ------------------------
                                       2000        2001         2001        2002
                                                               (unaudited)
REVENUES                           $10,318,840  $11,937,462   $3,686,416  $2,445,091
COST OF REVENUES                     4,633,677    6,367,462    1,819,138   1,365,463
                                   -----------  -----------  -----------  ----------
GROSS PROFIT                         5,685,163    5,570,000    1,867,278   1,079,628

OPERATING EXPENSES:
 Compensation and benefits           7,119,721    3,674,024    1,026,813     738,133
 Legal and other professional
  services                             366,917      198,242       32,118     202,762
 General and administrative          2,228,677      973,781      341,990     157,490
 Stock-based compensation and
  other costs                          730,455       94,939       21,121     199,828
 Depreciation and amortization         178,441      237,030      104,146      51,963
                                   -----------  -----------  -----------  ----------
     Total operating expenses       10,624,211    5,178,016    1,526,188   1,350,176

OPERATING INCOME (LOSS)             (4,939,048)     391,984      341,090    (270,548)

OTHER INCOME (EXPENSE) -
 Interest expense                     (293,396)    (635,935)    (200,084)   (146,673)
                                   -----------  -----------  -----------  ----------
NET INCOME (LOSS)                  $(5,232,444) $  (243,951) $   141,006 $  (417,221)
                                   ===========  ===========  ===========  ==========

See notes to consolidated financial statements.




















HENCIE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
YEARS ENDED DECEMBER 31, 2000 AND 2001, AND THREE MONTHS ENDED MARCH 31, 2002
(UNAUDITED)
______________________________________________________________________________
                                          Preferred Stock         Common Stock
                                         Shares     Dollars     Shares     Dollars
BALANCE, JANUARY 1, 2000                      -   $   -       4,000,000  $    800
Hencie Consulting Services, Inc.
  ("HCS", the predecessor):
 Capital contribution
 Common stock exchanged for preferred stock  100   1,000,000 (1,500,000)     (300)
 Common stock exchanged for Hencie, Inc.
  common stock (shown below)                                 (2,500,000)     (500)
Hencie, Inc.:
 Common stock issued for HCS common stock
  (shown above)                                               1,500,000    15,000
 Common stock issued to CEO                                   7,000,000    70,000
 Restricted common stock issued to CEO                        2,000,000    20,000
 Stock-based compensation for option grants
 Amortization of deferred compensation
 Stock options exercised                                         11,509       115
 Net loss
                                            ----  ---------- ----------  --------
BALANCE, DECEMBER 31, 2000                   100   1,000,000 10,511,509   105,115
 Stock options exercised                                      1,552,642    15,526
 Common stock issued to customer                                200,000     2,000
 Stock-based compensation for option grants
 Amortization of deferred compensation
 Net loss
                                            ----  ---------- ----------  --------
BALANCE, DECEMBER 31, 2001                   100   1,000,000 12,264,151   122,641
 Preferred stock exchanged for common stock (100) (1,000,000) 1,919,857    19,199
 Stock options exercised                                      2,178,468    21,785
 Common stock issued to employees                               108,279     1,083
 Common stock issued to vendor                                  696,522     6,965
 Amortization of deferred compensation
 Net loss
                                            ----  ---------- ----------  --------
BALANCE, MARCH 31, 2002 (unaudited)           --   $      -- 17,167,277  $171,673
                                            ====  ========== ==========  ========
                                                                                    Total
                                         Additional                             Stockholders'
                                          Paid-In      Deferred    Accumulated     Equity
                                          Capital    Compensation    Deficit    (Deficiency)
BALANCE, JANUARY 1, 2000                  $      200    $    -      $  (497,287)  $  (496,287)
Hencie Consulting Services, Inc.
  ("HCS", the predecessor):
 Capital contribution                      1,425,000                                1,425,000
 Common stock exchanged for preferred stock      (75)                  (999,625)           --
 Common stock exchanged for Hencie, Inc.
  common stock (shown below)                    (125)                                    (625)
Hencie, Inc.:
 Common stock issued for HCS common stock
  (shown above)                              (14,375)                                     625
 Common stock issued to CEO                  630,000                                  700,000
 Restricted common stock issued to CEO       180,000      (200,000)                        --
 Stock-based compensation for option grants   83,636       (83,636)                        --
 Amortization of deferred compensation                      30,455                     30,455
 Stock options exercised                         230                                      345
 Net loss                                                            (5,232,444)   (5,232,444)
                                          ----------    ----------  ------------  -----------
BALANCE, DECEMBER 31, 2000                 2,304,491      (253,181)  (6,729,356)   (3,572,931)
 Stock options exercised                      31,052                                   46,578
 Common stock issued to customer              18,000                                   20,000
 Stock-based compensation for option grants  180,040      (180,040)                        --
 Amortization of deferred compensation                      94,939                     94,939
 Net loss                                                              (243,951)     (243,951)
                                          ----------    ----------  ------------  -----------
BALANCE, DECEMBER 31, 2001                 2,533,583      (338,282)  (6,973,307)   (3,655,365)
 Preferred stock exchanged for common stock  980,801                                       --
 Stock options exercised                     109,077       (65,508)                    65,354
 Common stock issued to employees             20,573                                   21,656
 Common stock issued to vendor               132,339                                  139,304
 Amortization of deferred compensation                      38,868                     38,868
 Net loss                                                              (417,221)     (417,221)
                                          ----------    ----------  ------------  -----------
BALANCE, MARCH 31, 2002 (unaudited)       $3,776,373    $ (364,922) $(7,390,528)  $(3,807,404)
                                          ==========    ==========  ============  ===========

See notes to consolidated financial statements.


HENCIE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000 AND 2001, AND THREE MONTHS ENDED
MARCH 31, 2001 AND 2002 (UNAUDITED)
______________________________________________________________________________
                                                                Three months ended
                                                                      March 31,
                                                               -------------------
                                           2000        2001        2001       2002
                                                                     (unaudited)
OPERATING ACTIVITIES:
 Net income (loss)                     $(5,232,444) $(243,951) $  141,006 $ (417,221)
 Noncash items in net income (loss):
 Stock-based compensation and other
  costs                                    730,455     94,939      21,121    199,828
 Stock issued to customer (reduced
  revenues)                                            20,000
 Depreciation and amortization             178,441    237,030     104,146     51,963
Changes in operating assets and
  liabilities:
 Accounts receivable and accrued
  revenues                              (1,087,938) 1,129,813    (599,776)  (378,297)
 Prepaid expenses and other                (29,552)    17,113      (4,000)     3,616
 Accounts payable                          388,146     64,819    (106,722)   181,957
 Accrued expenses                        2,231,326   (778,330)   (100,391)  (146,374)
 Deferred revenue                          (57,596)    71,525     107,886    135,812
                                        ----------  ---------  ----------  ---------
   Net cash provided by (used in)
    operating activities                (2,879,162)   612,958    (436,730)  (368,716)

INVESTING ACTIVITIES - Purchases
 of property and equipment                (436,555)   (26,821)     (7,041)      --

FINANCING ACTIVITIES:
 Proceeds from common stock issuances
  and capital contribution               1,425,345     46,578       7,772     65,354
 Proceeds from notes payable             2,044,291                444,420    144,615
 Payments on notes payable and
  long-term debt                           (63,373)  (613,366)               (14,719)
                                        ----------  ---------  ----------  ---------
    Net cash provided by (used in)
     financing activities                3,406,263   (566,788)    452,192    195,250
                                        ----------  ---------  ----------  ---------
NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                           90,546     19,349       8,421   (173,466)
CASH AND CASH EQUIVALENTS,
 BEGINNING OF PERIOD                        77,380    167,926     167,926    187,275
                                        ----------  ---------  ----------  ---------
CASH AND CASH EQUIVALENTS,
 END OF PERIOD                          $  167,926  $ 187,275  $  176,347  $  13,809
                                        ==========  =========  ==========  =========
SUPPLEMENTAL INFORMATION -
 Interest paid                          $   20,579  $  14,019  $   73,385  $  43,761
                                        ==========  =========  ==========  =========

See notes to consolidated financial statements.

HENCIE, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000 AND 2001, AND
THREE MONTHS ENDED MARCH 31, 2001 AND 2002 (UNAUDITED)
______________________________________________________________________________

1.     SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS - Hencie Consulting Services, Inc. was formed on November 19, 1996, and became a wholly owned subsidiary of Hencie, Inc., a Delaware corporation, which was formed on August 9, 2000 (collectively, "the Company"). The Company provides e-Business solutions and applications to a broad range of clients and industry segments.

CONSOLIDATED FINANCIAL STATEMENTS include the accounts of Hencie, Inc. and Hencie Consulting Services, Inc. from the dates of their formation and have been prepared in conformity with accounting principles generally accepted in the United States of America. Significant intercompany balances and transactions are eliminated in consolidation.

FINANCIAL STATEMENT PREPARATION requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the amounts of revenues and expenses reported during the periods. Actual results could differ from these estimates.

GOING CONCERN   These financial statements have been prepared on a going
concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred significant, recurring losses and has a significant working capital deficiency and stockholders' deficiency at December 31, 2001. Notes payable of $1,400,000 are past due and in default, and accrued payroll taxes of $978,158 are due to the IRS (Notes 4 and 5) at December 31, 2001. Also, disputes have arisen on a capital contribution of $1,425,000 in 2000, which could require repayment by the Company if not resolved (Note 7). These factors raise substantial doubt about the Company's ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing, and ultimately to attain successful operations. The Company plans to continue to raise additional capital as required. As indicated in Note 10, the Company has entered into an agreement of reorganization with another company which is subject to approval by the public stockholders of that company. However, the Company cannot provide any assurances that these plans will be achieved and sufficient funding will result.

REVENUES from implementation contracts are recognized on a time-and-materials basis as services are performed. Revenues are accrued for services provided that have not been billed at the reporting date. The percentage-of-completion method is used to account for custom consulting contracts and fixed price contracts, with revenues recognized as services are performed over the life of the contract, based on the costs it incurs in relation to the total estimated costs. Revenues from separately priced maintenance contracts are initially deferred and recognized ratably over the term of the contract, which is typically 12 months. Out-of-pocket expenses reimbursed by clients are included in revenues, and the expenses incurred by the Company are included in cost of revenues.

SOFTWARE DEVELOPMENT COSTS are expensed as incurred and totaled $140,000 and $0 in 2000 and 2001, respectively, and $0 for the three months ended March 31, 2001 and 2002 (unaudited).

CASH AND CASH EQUIVALENTS consist of liquid investments with maturities of three months or less at date of purchase.

ACCOUNTS RECEIVABLE are stated net of an allowance for doubtful accounts of $316,532 and $197,844 at December 31, 2000 and 2001, respectively, and $215,155 at March 31, 2002 (unaudited). The Company performs credit evaluations of its customers and establishes credit limits, periodically reviews accounts receivable for collectibility, and provides an allowance for doubtful accounts as deemed necessary. Accounts receivable that are factored to a lender with full recourse to the Company are $1,411,515 and $679,514 at December 31, 2000 and 2001, respectively, and $860,283 at March 31, 2002 (unaudited). These transfers of receivables to the lender are accounted for as secured borrowings.

PROPERTY AND EQUIPMENT are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets of primarily three years or the related lease term, if shorter.

STOCK-BASED COMPENSATION arising from stock option grants is accounted for by the intrinsic value method under APB Opinion No. 25. Statement of Financial Accounting Standards ("SFAS") No. 123 encourages (but does not require) the cost of stock-based compensation arrangements with employees to be measured based on the fair value of the equity instrument awarded. As permitted by SFAS No. 123, the Company applies APB Opinion No. 25 to its stock-based compensation awards to employees and discloses in Note 8 the required pro forma effect on operations.

UNAUDITED INTERIM FINANCIAL INFORMATION at March 31, 2002, and for the three months ended March 31, 2001 and 2002, have been prepared on the same basis as the audited financial statements presented. In the opinion of management, such unaudited information include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of this interim information. The results of these interim periods are not necessarily indicative of future results.

2.     ACCOUNTS RECEIVABLE AND SIGNIFICANT CUSTOMERS

Accounts receivable and revenues from significant customers represent the following percentages of the Company's net accounts receivable and total revenues:

             Accounts Receivable at                 Revenues
            December 31,    March 31,     Year Ended      Quarter Ended
                                          December 31,      March 31,
            2000    2001      2002      2000     2001    2001      2002
                           (unaudited)                    (unaudited)
Customer A   19%      -%        -%       26%      35%     38%       20%
Customer B   15       2         1         8        4       6         -
Customer C    -      19        16         -        2       -        26
Customer D    -      12         -         -        8       1         -
Customer E    2      10         9         1       13       5         -
Customer F    -      16        12         -        5       -        19
Customer G    -       -        29         -        -       -        13
Customer H    4       -         -         1        5      10         -

3.     PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

                                          December 31,            March 31,
                                        2000       2001             2002
                                                                 (unaudited)
Leasehold improvements               $ 41,993   $ 41,993          $ 41,993
Furniture and fixtures                 47,031     72,526            72,526
Computers and office equipment        609,774    610,612           610,612
                                     --------   --------          --------
Total                                 698,798    725,131           725,131

Less accumulated depreciation
 and amortization                     243,577    480,119           532,082
                                     --------   --------          --------
Property and equipment - net         $455,221   $245,012          $193,049
                                     ========   ========          ========

4.     NOTES PAYABLE AND DEBT

The Company has a factoring arrangement under which it can sell its accounts receivable to a lender with full recourse to the Company in the event of collection losses. Notes payable of $1,129,212 and $543,611 at December 31, 2000 and 2001, respectively, and $688,226 at March 31, 2002 (unaudited), represents the outstanding borrowings under this arrangement. A major stockholder of the Company guarantees 100% of the accounts receivable factored by the Company.

Senior subordinated convertible note payable of $1,400,000, bears interest at 8%, and was due at the original maturity date of November 21, 2001. On May 22, 2002, the Company entered into a settlement agreement with Edge Technology Group, Inc., a Delaware corporation ("Edge"), to resolve litigation that had arisen with respect to the note. Pursuant to that agreement, the Company initially paid to Edge $55,000 upon the execution of the settlement agreement and, after August 15, 2002, or the closing of the agreement of reorganization (the "Transaction Agreement") the Company has entered into with another company (Note 10), is obligated to pay $60,000 in equal monthly installments until it pays to Edge a total of $1,650,000 plus interest accruing at a fixed rate per annum equal to 8% percent. The Company's aggregate payments to Edge under the settlement agreement may be reduced by $450,000 (plus any interest accrued thereon) if (a) either (x) the Transaction Agreement is closed and the Company or the company mentioned in Note 10 has made at least three timely monthly installments of principal and interest to Edge or (y) the Company makes twelve timely monthly installments of principal and interest to Edge;
(b) shares of the Company mentioned in Note 10 with a value equal to 150% of the then outstanding debt have been pledged to Edge; and (c) no event of default pursuant to the settlement agreement has occurred.

The convertible feature of the note, which allowed the holder to convert the note into 885,543 shares of Series A convertible preferred stock, expired in November 2000.

Long-term debt consists of the following:

                                                   December 31,        March 31,
                                                 2000         2001       2002
                                                                      (unaudited)
  Small Business Administration guaranteed
  loan, interest payable monthly at 9.75%,
  principal due in monthly installments of
  $2,604 through March 2006                   $ 132,698   $ 111,911   $ 110,174

  Note payable, interest payable quarterly
  at 8.89%, principal due in quarterly
  installments of $14,161 through April 2002     56,695      49,717      36,735
                                              ---------   ---------   ---------
  Total                                         189,393     161,628     146,909

  Less current portion                           67,627      70,830      57,848
                                              ---------   ---------   ---------
  Long-term portion                           $ 121,766   $  90,798   $  89,061
                                              =========   =========   =========

5.     ACCRUED EXPENSES

Accrued expenses consist of the following:

                                                   December 31,        March 31,
                                                 2000         2001       2002
                                                                      (unaudited)
   Payroll taxes payable to the IRS          $1,955,758   $  978,158  $  788,891
   Salaries and other incentive compensation    370,551      406,831     446,900
   Vacation                                     151,358      199,658     230,777
   Interest                                      28,000      140,000     168,000
   Insurance                                    120,686      123,376      67,081
                                              ---------   ----------  ----------
   Total                                     $2,626,353   $1,848,023  $1,701,649
                                             ==========   ==========  ==========

Payroll taxes are payable under a payment plan with the IRS where the Company pays $92,692 monthly, including interest at a floating rate (6% at December 31, 2001), beginning January 2001 and continuing until paid in full in December 2002.

6.     EMPLOYEE BENEFITS

The Company maintains a qualified cash or deferred compensation plan under
Section 401(k) of the Internal Revenue Code. Under the plan, domestic employees may elect to defer up to 15% of their salary, subject to the Internal Revenue Service limits. The Company, on an elective basis, contributes a matching 50% of the first 6% of employee contributions. In 2000 and 2001, the Company's contributions were $143,325 and $150,444, respectively, and were $39,140 and $0 for the three months ended March 31, 2001 and 2002, respectively (unaudited).

7.     COMMITMENTS AND CONTINGENCIES

OPERATING LEASES - The Company leases certain corporate office space in Dallas and Houston, Texas under noncancelable operating lease agreements. Rent expense under these leases was $465,106 and $347,826 in 2000 and 2001, respectively, and $104,159 and $54,313 for the three months ended March 31, 2001 and 2002, respectively (unaudited). Future minimum rental commitments under such leases at December 31, 2001, are as follows: $296,648 in 2002, $323,616 in 2003, $323,616 in 2004, and $53,936 in 2005. The Dallas office lease includes a renewal option of three years at similar terms and conditions.

LEGAL PROCEEDINGS - The Company faces potential litigation related to a capital contribution of $1,425,000 in 2000. On January 9, 2001, the Company received a demand letter from Hencie.Com, an affiliate of Paul A. Tanner (see
Note 8, Formation), claiming that (i) Hencie.Com was entitled to 1,500,000 shares of the Company's common stock (the "Collateral") in connection with an alleged stock purchase agreement by and between the Company and Hencie.Com and
(ii) the Company owed Hencie.Com $1,900,000 in connection with $1,400,000 that was advanced to the Company by Hencie.Com (collectively, the "Claims"). The Company has investigated the Claims and concluded that the Company's CEO, and not the Company, is obligated to pay and deliver 1,176,000 shares of the Company's common stock, issued in the name of the CEO, to Hencie.Com, upon execution by Paul A. Tanner of certain releases, in connection with a transaction consummated as of September 15, 2000, by and between the Company, its CEO, and certain other parties (the "Equity Transaction"). The CEO has agreed, pursuant to that Indemnification Agreement, dated September 15, 2000, to indemnify the Company from and against any losses or liabilities arising out of or relating to the Claims.

The Company believes that the indemnification agreement will be sufficient to eliminate the risks to the Company. However, if the dispute is not resolved and the Collateral is not sufficient, the resulting outcome could require the Company to repay all or a portion of the capital contribution. In the event litigation in connection with the Claims is pursued and the CEO is, for any reason, unable to fulfill his indemnification obligations to the Company in connection with such Claims, the Company intends to vigorously contend the Claims and pursue any potential counterclaims that may be available. However, the business, financial condition, and operations of the Company could be materially and adversely affected by an outcome that is adverse to the Company with respect to any of the Claims, legal fees and expenses associated with investigating, contesting, and defending against any of the Claims, whether or not the Claims are successfully pursued by Mr. Tanner, and the diversion of management's time and resources in connection with any such investigation, contest, or defense. Therefore, the dispute and legal fees and expenses incurred in connection with such dispute could have a material and adverse effect on the Company.

8.     STOCKHOLDERS' EQUITY

FORMATION - Upon formation of Hencie, Inc. ("Hencie") in August 2000, Hencie Consulting Services, Inc. ("HCS") had 4,000,000 shares of common stock outstanding. A stockholder of HCS exchanged 1,500,000 shares of HCS common stock for 100 shares of Series A junior preferred stock, which was later exchanged for 100 shares of Hencie Series B junior preferred stock discussed below. Other stockholders of HCS exchanged a total of 2,500,000 shares of HCS common stock for 1,500,000 shares of Hencie common stock.

HCS also received a capital contribution of $1,425,000 from an individual as part of his fund raising efforts for HCS. However, no shares were issued, and there are disputes with this individual as discussed in Note 7, Legal Proceedings.

COMMON STOCK - Upon formation, Hencie also issued 9,000,000 common shares to the CEO, of which 7,000,000 were vested for past services and 2,000,000 were restricted for future services and vest over four years. All of these shares were recorded at $0.10 per share based on estimated fair value. Stock-based compensation and costs of $700,000 was recorded in 2000 for the 7,000,000 shares and is included in operating expenses. Deferred compensation of $200,000 was recorded in 2000 for the 2,000,000 shares, and amortization of deferred compensation of $16,668 and $50,000 was recorded in 2000 and 2001, respectively, and $12,500 for each of the three months ended March 31, 2001 and 2002 (unaudited), and is included in stock-based compensation and other costs in operating expenses. The CEO has pledged 3,000,000 of the vested shares as collateral under an indemnification agreement related to the disputes discussed in Note 7, Legal Proceedings.

In 2001, the Company issued 200,000 common shares to a customer. These shares were valued at $0.10 per share based on estimated fair value, and the total of $20,000 was recorded as a reduction of revenues.

SERIES B JUNIOR PREFERRED STOCK - The Company has authorized 50 million shares of $.01 par value junior, cumulative, nonvoting preferred stock. The preferred stock has a liquidation value of $10,000 per share and accumulates dividends at 8% per annum, when and if declared. At December 31, 2000 and 2001, there are 100 shares of preferred stock issued and outstanding. At December 31, 2001, the shares have cumulative dividends in arrears of $80,000.

UNAUDITED INTERIM PERIOD IN 2002 - In March 2002, the Company redeemed the 100 outstanding shares of Senior B Junior Preferred Stock by issuing 1,919,857 shares of the Company's common stock. The Company also issued 696,522 shares to a vendor and 108,279 shares to employees for services performed. These shares were valued at $0.20 per share based on estimated fair value, and the total of $160,960 was recorded as stock-based compensation and other costs in operating expenses.

STOCK OPTION PLANS - The 1999 Stock Option Plan (the "1999 Plan"), as amended, provides for the granting of incentive stock options and nonqualified options for up to 2,250,000 common shares at an exercise price at least equal to the fair value on the grant date. Options may be exercised in whole or in installments and expire no later than ten years after the grant date. Options generally vest over a period of four years.

On August 30, 2000, the Company adopted the 2000 Stock Option Plan (the "2000 Plan"). The 2000 Plan provides for the granting of incentive stock, restricted stock, and nonqualified options for up to 3,698,712 shares of common stock at an exercise price at least equal to the fair value on the grant date. Options are exercisable beginning with the grant date and may be exercised in whole or in installments and expire no later than ten years after the grant date. The options or the related common stock issued from the options exercised generally vest over a period of ten quarters.

Stock option activity in 2000 and 2001 and for the three months ended March 31, 2002 (unaudited), is as follows:

                                                   Number          Exercise
                                                  of Shares         Price
Outstanding options, January 1, 2000              1,082,584          $ 0.03
 Granted                                          3,127,202            0.03
 Canceled                                          (373,149)           0.03
 Exercised                                         ( 11,509)           0.03
                                                  ---------          ------

Outstanding options, December 31, 2000
 (1,739,609 exercisable)                          3,825,128            0.03
 Granted                                          1,427,500            0.03
 Canceled                                        (1,422,703)           0.03
 Exercised                                       (1,552,642)           0.03
                                                  ---------          ------

Outstanding options, December 31, 2001
 (2,016,023 exercisable)                          2,277,283            0.03
 Exercised                                       (2,178,468)           0.03
                                                  ---------          ------

Outstanding options, March 31, 2002
 (98,815 exercisable)-unaudited                      98,815          $ 0.03
                                                  =========          ======

The following table summarizes additional information about stock options outstanding and exercisable at December 31, 2001:

                       Options Outstanding              Options Exercisable
             ------------------------------------  ----------------------------
                         Weighted
                          Average      Weighted                     Weighted
                         Remaining     Average                      Average
  Exercise   Number of  Contractual    Exercise       Number of     Exercise
    Price     Shares       Life         Price          Shares        Price
 $   0.03    2,277,283   8.70 years    $ 0.03         2,016,023      $ 0.03

The Company applies APB No. 25 and related interpretations in accounting for the plans. Deferred compensation of $83,636 and $180,040 was recorded in 2000 and 2001, respectively, for 1,194,800 and 1,427,500 options granted, respectively, based on the excess of the estimated fair value of the common stock on the grant dates over the exercise price of $0.03 per share. Amortization of deferred compensation of $13,787 and $44,939 was recorded in 2000 and 2001, respectively, and $8,621 and $26,368 for the three months ended March 31, 2001 and 2002, respectively (unaudited), and is included in stock-based compensation and other costs in operating expenses. SFAS No. 123 prescribes a method to record compensation cost at the estimated fair value of the options at the grant date. Had compensation cost been determined with the method prescribed by SFAS No. 123, the Company's pro forma net loss would have been as follows:

                                           December 31,
                                       2000             2001
   Net Income (Loss)              $ (5,232,444)    $   (243,951)
   Pro Forma Net Income (Loss)    $ (5,236,766)    $   (249,364)

In the pro forma calculations, the weighted average fair value of options granted to employees in 2000 and 2001 was estimated at $.04 and $.13 per share, respectively. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000 and 2001, respectively: risk-free interest rate of 6.40% and 3.51%, no dividend yield, expected lives of three years and no expected volatility (because the Company's stock is not publicly traded).

UNAUDITED INTERIM PERIOD IN 2002 - In March 2002, options to purchase 2,195,468 common shares were exercised. These shares issued are restricted, and the vesting schedule from the related options continues, except for 452,069 shares for which the vesting was accelerated due to the planned sale of the Company (Note 10). This acceleration of vesting created a new measurement date, and deferred compensation of $65,508 was recorded based on the excess of the estimated fair value of the common stock on the date of the acceleration of vesting over the exercise price of $0.03 per share, less the deferred compensation recognized at the original measurement date. The 452,069 shares are also restricted for a period of six months following the sale of the Company, and the deferred compensation will be amortized by the Company and included in stock-based compensation and other costs in operating expenses over this period of six months.

9.     INCOME TAXES

The tax effects of significant items comprising the Company's net deferred income tax assets (liabilities) at December 31 are as follows:

                                                              2000        2001

   Net operating loss ("NOL") carryforwards - expiring
    in 2012 to 2021                                      $   526,133   $1,331,946
   Timing differences                                      1,220,184      528,227
   Valuation allowance                                    (1,746,317)  (1,860,173)
                                                         -----------   ----------
                                                         $     --      $   --
                                                         ===========   ==========

10.     SUBSEQUENT SALE OF THE COMPANY

On April 9, 2002, the Company and certain of the Company's stockholders entered into an agreement and plan of reorganization with Alternate Marketing Networks, Inc. ("ALTM"), a public company, under section 368 of the Internal Revenue Service ("IRS") Code. Subject to the approval of the ALTM stockholders, the effect of this plan is to move ALTM into a new Delaware Corporation ("New ALTM") and for New ALTM to acquire the Company. The plan is for a first closing of accredited stockholders who own over 80% of the Company and a second closing and registration for the remaining unaccredited stockholders. At closing, certain liabilities of the Company will be paid including all amounts owed to the IRS. New ALTM, post merger, is expected to have positive working capital and active credit lines available.

                                  ******
































                            APPENDIX A


                      AMENDED AND RESTATED

               AGREEMENT AND PLAN OF REORGANIZATION

                           by and among

     ALTERNATE MARKETING NETWORKS, INC., a Michigan corporation,

     ALTERNATE MARKETING NETWORKS, INC., a Delaware corporation,

             ALTM COMBINATION CO., a Delaware corporation,

                  HENCIE, INC., a Delaware corporation,

                            ADIL KHAN

                               and

                 CERTAIN STOCKHOLDERS OF HENCIE, INC.



                      Dated as of May 31, 2002


          AN APPENDIX OF DEFINED TERMS BEGINS ON PAGE (vii)



























                          TABLE OF CONTENTS

                                                                  Page

ARTICLE I   REINCORPORATION, STOCK ACQUISITION AND COMBINATION               3
     1.1     Definitions                                                     3
     1.2     The Transactions                                                3
             (a)  The Reincorporation                                        3
             (b)  The Stock Acquisition                                      3
                  (i)  Issuance and Exchange                                 3
                  (ii) Exchange Ratio                                        4
                  (iii)Stock Acquisition Consideration                       4
             (c)  The Combination                                            4
     1.3     Effective Time of the Transactions                              4
             (a)  The Reincorporation                                        4
             (b)  The Stock Acquisition                                      4
             (c)  The Combination                                            4
ARTICLE II   THE CONSTITUENT AND SURVIVING CORPORATIONS                      5
     2.1     Constituent Corporations                                        5
             (a)  The Reincorporation                                        5
             (b)  The Stock Acquisition                                      5
             (c)  The Combination                                            5
     2.2     Surviving Corporations                                          5
             (a)  The Reincorporation                                        5
             (b)  The Stock Acquisition                                      5
             (c)  The Combination                                            5
     2.3     Bylaws of the Surviving Corporations                            6
             (a)  The Reincorporation                                        6
             (b)  The Stock Acquisition                                      6
             (c)  The Combination                                            6
     2.4     Board of Directors and Officers of the Surviving Corporations   6
             (a)  The Reincorporation                                        6
             (b)  The Stock Acquisition                                      6
             (c)  The Combination                                            6
     2.5     Effects of Reincorporation, Stock Acquisition and Combination   6
             (a)  The Reincorporation                                        6
             (b)  The Stock Acquisition                                      6
             (c)  The Combination                                            7
     2.6     Reincorporation Dissenting Shares                               7
     2.7     Combination Dissenting Shares                                   7
ARTICLE III   CONVERSION OF SECURITIES                                       7
     3.1     Consideration for Transactions                                  8
             (a)  The Reincorporation                                        8
             (b)  The Combination                                            8
                  (i)Assumption, Substitution & Conversion of Hencie Options 8
                  (ii)Fractional Shares                                      9
                  (iii)Combination Consideration                             9
             (c)  Subsequent Events                                          9
     3.2     First Closing                                                  10
     3.3     Exchange of Certificates in Reincorporation                    10
             (a)  Exchange Procedure                                        10
             (b)  Distributions with Respect to Unexchanged Shares          11
             (c)  No Fractional Shares                                      11
             (d)  Lost Share Certificates                                   11
             (e)  No Further Ownership Rights                               11
             (f)  Reincorporation Dissenting Shares                         11
             (g)  Restricted Shares                                         12
     3.4     Exchange of Certificates in Stock Acquisition                  12
             (a)  Exchange Procedure                                        12
             (b)  Distributions with Respect to Unexchanged Shares          12
             (c)  No Fractional Shares                                      12
             (d)  Lost Share Certificates                                   13
             (e)  No Further Ownership Rights                               13
     3.5     Exchange of Hencie Certificates in Combination                 13
             (a)  Exchange Procedure                                        13
             (b)  Distributions with Respect to Unexchanged Shares          13
             (c)  No Fractional Shares                                      14
             (d)  Lost Share Certificates                                   14
             (e)  No Further Ownership Rights                               14
             (f)  Combination Dissenting Shares                             14
ARTICLE IV   REPRESENTATIONS AND WARRANTIES                                 14
     4.1     Representations and Warranties of the ALTM Companies           14
             4.1.1 Corporate Existence and Authority                        14
             4.1.2 Capitalization of the ALTM Companies                     15
             4.1.3 Validity & Authorization; Corporate Power & Authority    15
             4.1.4 Execution; No Violations                                 16
             4.1.5 Governmental and Other Consents                          16
             4.1.6 Financial Statements                                     16
             4.1.7 Absence of Certain Liabilities                           17
             4.1.8 Absence of Changes                                       17
             4.1.9 Taxes                                                    19
             4.1.10 Disputes and Litigation                                 21
             4.1.11 Compliance with Laws                                    21
             4.1.12 Insurance                                               22
             4.1.13 Title to Properties                                     22
             4.1.14 Real Property and Real Property Leases                  22
             4.1.15 Equipment                                               23
             4.1.16 Intellectual Property                                   23
             4.1.17 Agreements                                              24
             4.1.18 Indebtedness and Guaranties                             24
             4.1.19 Debts to and from Related Parties                       24
             4.1.20 Banking Arrangements and Powers of Attorney             24
             4.1.21 Articles of Incorporation and Bylaws                    25
             4.1.22 Books and Records                                       25
             4.1.23 ERISA                                                   25
             4.1.24 Employees                                               26
             4.1.25 No Conflicts of Interest                                27
             4.1.26 Environmental Matters                                   28
             4.1.27 No Solicitation or Negotiation                          28
             4.1.28 Letter from Tax Advisor                                 28
             4.1.29 Receivables                                             28
             4.1.30 SEC Documents                                           28
             4.1.31 Proxy Statement                                         29
             4.1.32 Vote Required                                           29
             4.1.33 Board Approval                                          29
     4.2     Additional Representations and Warranties of New ALTM          29
             4.2.1  Authority; Good Standing                                29
             4.2.2  Capitalization of New ALTM                              29
             4.2.3  Validity & Authorization; Corporate Power & Authority   30
             4.2.4  Execution; No Violations                                30
             4.2.5  Governmental and Other Consents                         30
             4.2.6  Reincorporation, Stock Acquisition & Combination
                      Consideration                                         30
             4.2.7  Board Approval                                          30
     4.3     Additional Representations and Warranties of Combination Sub   31
             4.3.1  Authority; Good Standing                                31
             4.3.2  Capitalization of Combination Sub                       31
             4.3.3  Validity & Authorization; Corporate Power & Authority   31
             4.3.4  Execution; No Violations                                31
             4.3.5  Governmental and Other Consents                         32
             4.3.6  Board Approval                                          32
     4.4     Representations and Warranties of the Hencie Companies         32
             4.4.1  Corporate Existence and Authority                       32
             4.4.2  Capitalization of the Hencie Companies                  32
             4.4.3  Validity & Authorization; Corporate Power & Authority   33
             4.4.4  Execution; No Violations                                33
             4.4.5  Governmental and Other Consents                         33
             4.4.6  Hencie Financial Statements                             34
             4.4.7  Absence of Certain Liabilities                          34
             4.4.8  Absence of Changes                                      34
             4.4.9  Taxes                                                   37
             4.4.10 Disputes and Litigation                                 38
             4.4.11 Compliance with Laws                                    39
             4.4.12 Insurance                                               39
             4.4.13 Title to Properties                                     40
             4.4.14 Real Property and Real Property Leases                  40
             4.4.15 Equipment                                               40
             4.4.16 Intellectual Property                                   41
             4.4.17 Agreements                                              41
             4.4.18 Indebtedness and Guaranties                             41
             4.4.19 Debts to and from Related Parties                       42
             4.4.20 Banking Arrangements and Powers of Attorney             42
             4.4.21 Articles of Incorporation and Bylaws                    42
             4.4.22 Books and Records                                       42
             4.4.23 ERISA                                                   42
             4.4.24 Employees                                               43
             4.4.25 No Conflicts of Interest                                45
             4.4.26 Environmental Matters                                   45
             4.4.27 No Solicitation or Negotiation                          45
             4.4.28 Receivables                                             45
             4.4.29 Board Approval                                          45
             4.4.30 No Appraisal Rights                                     45
             4.4.31 Information Supplied                                    46
     4.5     Representations and Warranties of the Stockholders             46
             4.5.1  Ownership of Stock                                      46
             4.5.2  Authority to Execute and Perform Agreement; No Breach   46
             4.5.3  Securities Matters                                      47
     4.6     Disclosure Schedules                                           47
ARTICLE V   COVENANTS                                                       48
     5.1     Mutual Covenants                                               48
             5.1.1  Access and Information                                  48
             5.1.2  Notices and Approvals                                   48
             5.1.3  Conduct of Business                                     49
             5.1.4  Proceedings                                             49
             5.1.5  Reports and Returns                                     49
             5.1.6  Insurance                                               50
             5.1.7  Tax Treatment                                           50
             5.1.8  IRS Obligation                                          50
             5.1.9  Other Covenants                                         50
                    (a)  Defending the Agreement                            50
                    (b)  Lifting Injunctions                                50
                    (c)  Other Actions                                      50
             5.1.10 The Combination                                         50
     5.2     The ALTM Companies' Covenants                                  50
             5.2.1  Financial Statements                                    51
             5.2.2  Restriction on Transfers                                51
             5.2.3  Securities and Blue Sky Laws                            51
             5.2.4  Stock Quotation                                         51
             5.2.5  Board of Directors of New ALTM                          51
             5.2.6  No Solicitation or Negotiation                          51
             5.2.7  No Repurchase Rights                                    53
     5.3     The Hencie Companies' Covenants                                53
             5.3.1  Information for ALTM's Statements, Reports, Applications
                      and Proxy Statements                                  53
             5.3.2  IRS Obligation                                          53
             5.3.3  Financial Statements                                    53
             5.3.4  Restriction on Transfers                                54
             5.3.5  Accounts Payable                                        54
     5.4     Covenants Regarding Shareholder or Stockholder Approval        54
             5.4.1  ALTM Shareholders' Meeting                              54
             5.4.2  Proxy Statement                                         54
             5.4.3  The Stockholders Covenants                              55
             5.4.4  Written Consent of Sole Stockholder of New ALTM         55
             5.4.5  Written Consent of Sole Stockholder of Combination Sub  55
             5.4.6  Written Consent of the Stockholders                     55
ARTICLE VI   CONDITIONS PRECEDENT TO FIRST CLOSING                          55
     6.1     Conditions Precedent to Obligations of Hencie and the
               Stockholders                                                 55
             6.1.1  Representations and Warranties                          55
             6.1.2  Performance by the ALTM Companies                       55
             6.1.3  Regulatory Approvals and Consents                       56
             6.1.4  No Court Orders                                         56
             6.1.5  Certificates of the ALTM Companies                      56
             6.1.6  Opinion of ALTM Companies' Counsel                      56
             6.1.7  Good Standing                                           56
             6.1.8  Related Agreements                                      56
             6.1.9  Proxy Statement                                         56
             6.1.10 Dissenter's Rights                                      56
             6.1.11 Approval by ALTM Shareholders                           56
             6.1.12 Khan Employment Agreement                               57
             6.1.13 Miller Employment Agreement                             58
             6.1.14 Smith Employment Agreement                              58
             6.1.15 Tax Opinion                                             58
             6.1.16 Total Assets                                            58
             6.1.17 Net Liquid Assets                                       58
             6.1.18 Board of Directors and Officers of the Post-First Closing
                      Corporations                                          58
                    (a)  New ALTM                                           58
                    (b)  Hencie                                             59
             6.1.19 Registration Rights Agreement                           59
     6.2     Conditions Precedent to Obligations of the ALTM Companies      59
             6.2.1  Representations and Warranties                          59
             6.2.2  Performance by Hencie                                   59
             6.2.3  Regulatory Approvals and Consents                       60
             6.2.4  No Court Orders                                         60
             6.2.5  Certificate of Hencie                                   60
             6.2.6  Opinion of Hencie's Counsel                             60
             6.2.7  Good Standing                                           60
             6.2.8  Related Agreements                                      60
             6.2.9  Approval by ALTM Shareholders                           60
             6.2.10 Miller Appointments                                     60
             6.2.11 Fairness Opinion                                        60
             6.2.12 Delivery of Certificates by Stockholders                61
             6.2.13 Pay-off of IRS Obligation                               61
ARTICLE VII   CLOSING AND DELIVERY OF DOCUMENTS                             61
     7.1     Deliveries by the ALTM Companies                               61
     7.2     Delivery by Hencie                                             62
     7.3     Related Agreements                                             62
     7.4     Pay-off of IRS Obligation                                      63
ARTICLE VIII   TERMINATION                                                  63
     8.1     Reasons for Termination                                        63
             8.1.1  By Mutual Consent                                       63
             8.1.2  By Hencie                                               63
             8.1.3  By Any of the ALTM Companies                            63
             8.1.4  Drop-Dead Date                                          64
             8.1.5  Injunction or Order                                     64
     8.2     Notice of Problems                                             64
     8.3     Hencie Termination Procedure                                   65
     8.4     ALTM Termination Procedure                                     65
     8.5     Effect of Termination                                          65
     8.6     Expenses                                                       65
ARTICLE IX   POST-CLOSING AGREEMENTS                                        66
     9.1     Cooperation                                                    66
     9.2     Certain Transfer and Similar Taxes of the ALTM Companies       66
     9.3     Inspection of Records                                          66
     9.4     The Combination                                                67
     9.5     Additional Equity Funding                                      67
     9.6     Indemnification of the ALTM Companies                          67
     9.7     Appointments of Adil Khan                                      70
     9.8     Confirmation of Payment of IRS Obligation                      70
ARTICLE X   SURVIVAL                                                        70
ARTICLE XI   MISCELLANEOUS                                                  71
     11.1   Expenses                                                        71
     11.2   Notices                                                         71
     11.3   Entire Agreement                                                72
     11.4   Headings                                                        72
     11.5   Incorporated by Reference                                       72
     11.6   Number and Gender of Words                                      72
     11.7   Execution of Additional Documents                               72
     11.8   Finders' and Related Fees                                       72
     11.9   Interpretation                                                  72
     11.10  No Third Party Beneficiary, Etc.                                72
     11.11  Reformation                                                     73
     11.12  Binding Effect and Assignment                                   73
     11.13  Public Announcements                                            73
     11.14  Confidentiality                                                 73
     11.15  Time of the Essence                                             73
     11.16  Specific Performance                                            73
     11.17  Applicable Law                                                  73
     11.18  Forbearance; Waiver                                             74
     11.19  Remedies                                                        74
     11.20  Amendment of Agreement                                          74
     11.21  Counterparts                                                    74

                          APPENDIX OF DEFINED TERMS


     "Adjusted EBITDA" shall mean, for a fiscal period, net income calculated in accordance with GAAP plus all taxes plus all interest payments plus all depreciation, amortization and non-cash charges incurred during such period applied in a manner consistent with prior periods plus the following items for such period (i) any allocation of corporate overhead (including salaries and marketing and advertising expenses incurred by New ALTM or its affiliates),
(ii) all expenses (including filing fees and legal and broker fees) associated with transactions contemplated by this Agreement, (iii) all expenses (including filing fees and legal and broker fees) associated with mergers and acquisitions undertaken following the First Closing Date, (iv) unusual or non-recurring expenses and (v) legal expenses associated with such unusual or non-recurring expenses.

     "Agreement" shall have the meaning ascribed to it in the Preamble to this Agreement.

     "Affiliate" shall have the meaning ascribed to it in Section 4.1.19.

     "ALTM" shall have the meaning ascribed to it in the Preamble to this Agreement.

     "ALTM Business" shall mean, collectively, the operations of the ALTM Companies as presently conducted and as presently proposed to be conducted.

     "ALTM Certificate" shall have the meaning ascribed to it in Section
3.1(a).

     "ALTM Companies" shall mean, collectively, ALTM and the ALTM Subsidiaries and each may be referred to herein as an "ALTM Company."

     "ALTM Companies Permitted Transactions" shall mean (a) the Return of Capital Distribution, (b) the sale, transfer, exchange or other disposition of a controlling interest in or all or substantially all of the assets, with Hencie's prior knowledge and approval, of Alternate Postal Direct, Inc. and/or National Home Delivery, Inc., (c) the transactions contemplated by this Agreement and (d) any transactions between any of the ALTM Companies, on the one hand, and Hencie, on the other hand.

     "ALTM Common Stock" shall have the meaning ascribed to it in Section
4.1.2.

     "ALTM Consents" shall have the meaning ascribed to it in Section 4.1.5.

     "ALTM Contracts" shall have the meaning ascribed to it in Section 4.1.17.

     "ALTM Established Loss" or "ALTM Established Losses" shall have the meanings ascribed to them in Section 9.6.

     "ALTM Indemnified Parties" or "ALTM Indemnified Party" shall have the meaning ascribed to them in Section 9.6.

     "ALTM IP Rights" shall have the meaning ascribed to it in Section
4.1.16(a).

     "ALTM Shareholders" shall mean the holders of ALTM Common Stock as of the record date specified in the Proxy Statement.

     "ALTM Shareholders' Meeting" shall have the meaning ascribed to it in
Section 5.4.1.

     "ALTM Subsidiaries" shall mean, collectively, New ALTM, Combination Sub, Alternate Postal Direct, Inc., a Michigan corporation and National Home Delivery, Inc., an Illinois corporation.

     "American Arbitration Association" shall mean the American Arbitration Association, Inc.

     "Asserted Liability" shall mean a claim, whether or not involving a third-party claim, for which an ALTM Indemnified Party may be entitled to indemnification hereunder.

     "Associate" shall have the meaning ascribed to it in Section 4.1.19.

     "Breach" shall mean, with respect to a party hereto, any representation or warranty of such party under this Agreement (including, without limitation, in the tax representation letters referred to in Section 5.1.7) being untrue when made by such party or any breach of any of such party's covenants or agreements under this Agreement.

     "Business Day" or "Business Days" shall mean a day or days other than a Saturday or Sunday on which trading occurs on the Nasdaq SmallCap Market.

     "Cap" shall have the meaning ascribed to it in Section 9.6(b).

     "Cause" shall mean, for purposes of the Khan Employment Agreement only,
(i) commission of an act of material fraud, misappropriation or dishonesty to New ALTM, or other material willful act of similar magnitude against the best interests of New ALTM, (ii) intentional material falsification of a written document delivered to New ALTM, or on behalf of New ALTM, (iii) habitual insobriety, (iv) addiction to non-prescription drugs or (v) continued gross malfeasance in connection with the duties set forth in the Khan Employment Agreement for thirty (30) days after having received a written warning from New ALTM that specifically describes the gross malfeasance in connection with the duties set forth in the Khan Employment Agreement.

     "Code" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Combination" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Combination Certificate" shall have the meaning ascribed to it in
Section 3.1(b).

     "Combination Consideration" shall have the meaning ascribed to it in
Section 3.1(b)(iii).

     "Combination Dissenting Shares" shall have the meaning ascribed to in it
Section 2.7.

     "Combination Effective Time" shall have the meaning ascribed to it in
Section 1.3(c).

     "Combination Shares" shall mean any and all issued and outstanding shares of Hencie Common Stock owned and/or held by any of the Minority Stockholders.

     "Combination Sub" shall have the meaning ascribed to it in the Preamble to this Agreement.

     "Combination Sub Common Stock" shall have the meaning ascribed to it in
Section 4.3.2.

     "Common Stock Exchange Ratio" shall have the meaning ascribed to it in
Section 1.2(b)(ii).

     "Confidential Information" shall have the meaning ascribed to it in
Section 11.14.

     "Corporate Parties" or "Corporate Party" shall have the meanings ascribed to them in Section 5.1.

     "Counter Proposal" shall have the meaning ascribed to it in Section
5.2.6(e).

     "Current Liabilities" shall have the meaning ascribed to such term in accordance with GAAP.

     "Deductible" shall have the meaning ascribed to it in Section 9.6(a).

     "DGCL" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Disclosing Party" shall have the meaning ascribed to it in Section
11.14.
     "Disclosure Schedule" shall mean (a) in the case of any ALTM Company, the Disclosure Schedule delivered by ALTM to Hencie at or prior to the date of this Agreement pursuant to Sections 4.1 through 4.3 and (b) in the case of any Hencie Company, the Disclosure Schedule delivered by Hencie to ALTM at or prior to the date of this Agreement pursuant to Section 4.4.

     "EBITDA" shall mean, for a fiscal period, net income calculated in accordance with GAAP plus all taxes plus all interest payments plus all depreciation, amortization and non-cash charges incurred during such period.

     "Employee Benefit Plan" shall have the meaning ascribed to it in Section 4.1.23(a).

     "Employee Pension Benefit Plan" shall have the meaning ascribed to it in
Section 4.1.23(a).

     "Environmental Claim" shall mean any and all actions, suits, demands, demand letters, directives, claims, Liens, Proceedings or notices of non-compliance or violation (or to the Knowledge of ALTM Management (or, in the case of Section 4.4.26, the Knowledge of Hencie Management), investigation) by any Person alleging liability or potential liability (including, without limitation, potential liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release or threatened release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by ALTM (or in the case of Section 4.4.26, Hencie), (b) any violation, or alleged violation, of any Environmental Law by ALTM (or in the case of Section 4.4.26, Hencie), or (c) any and all written claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with the presence or release of any Hazardous Materials.

     "Environmental Law" shall mean any law or order relating to the regulation or protection of human health, safety or the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), including, without limitation, all laws and regulations relating to or establishing liability with respect to releases or threatened releases (past, present or future) of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of Hazardous Materials.

     "Equitable Defenses" shall have the meaning ascribed to it in Section
4.1.3.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean any person that, together with any of the ALTM Companies, is or at any time within the six-year period preceding the date of this Agreement would be treated as a single employer under Code
Section 414.

     "Escrow Shares" shall have the meaning ascribed to it in Section 7.3(b).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fairness Opinion" shall mean the written opinion of ALTM's financial advisor, that in such advisor's opinion, subject to the accuracy of the assumptions and conditions set forth in such letter, the transactions contemplated hereby are fair, from a financial point of view, to the ALTM Shareholders.

     "Family Member" shall mean, with respect to an individual, that individual's spouse, natural or adopted sibling, ancestor or descendant of that individual or any spouse or descendant of any such ancestor, descendant or sibling.

     "Financial Statements" shall have the meaning ascribed to it in Section 4.1.6.

     "First Closing" shall mean the consummation of this Agreement and the issuance and exchange of New ALTM Common Stock as contemplated by this Agreement (except for the issuance and exchange of New ALTM Common Stock in connection with the Combination).

     "First Closing Date" shall mean the date and time upon which the First Closing occurs.
     "Fringe Benefits" shall have the meaning ascribed to it in Section
4.1.24(a).

     "GAAP" shall mean those generally accepted accounting principles and practices which are used in the United States and recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial position, results of operations and operating cash flow on a consolidated basis of the Person, except that any accounting principle or practice required to be changed by the Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee) in order to continue as a generally accepted accounting principle or practice may be so changed.

     "Hazardous Materials" shall mean any waste or other substance that is listed, defined, designated or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefore and asbestos or asbestos-containing materials.

     "Hencie" shall have the meaning ascribed to it in the Preamble to this Agreement.

     "Hencie.Com" shall have the meaning ascribed to it in Section 9.6.

     "Hencie Certificate" shall mean any certificate representing shares of Hencie Common Stock.

     "Hencie Common Stock" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Hencie Companies" shall mean, collectively, Hencie and Hencie Consulting, and each may be referred to herein as a "Hencie Company."

     "Hencie Consents" shall have the meaning ascribed to it in Section 4.4.5.

     "Hencie Consulting" shall mean Hencie Consulting Services, Inc., a Texas corporation.

     "Hencie Contracts" shall have the meaning ascribed to it in Section
4.4.17.

     "Hencie Financial Forecasts" shall have the meaning ascribed to it in
Section 4.4.6

     "Hencie Financial Statements" shall have the meaning ascribed to it in
Section 4.4.6.

     "Hencie IP Rights" shall have the meaning ascribed to it in Section
4.4.16.

     "Hencie Option" or "Hencie Options" shall have the meanings ascribed to them in the Recitals of this Agreement.

     "Hencie Permitted Transactions" shall mean (a) the transactions contemplated by this Agreement and (b) any transactions between Hencie, on the one hand, and any of the ALTM Companies, on the other hand.

     "Hencie Tax Returns" shall have the meaning ascribed to it in Section
4.4.9.

     "Indemnification Escrow Agreement" shall have the meaning ascribed to it in Section 7.3(b).

     "Intellectual Property" shall mean, collectively, all worldwide industrial and intellectual property rights, including patents, patent applications, patent rights, trademarks, trademark registrations and applications therefore, trade dress rights, trade names, service marks, service mark registrations and applications therefore, Internet domain names, Internet and World Wide Web URLs or addresses, copyrights, copyright registrations and applications therefore, franchises, licenses, inventions, trade secrets, know-how, customer lists, supplier lists, customer or user information or data, whether or not personally identifiable, proprietary processes and formulae, software source code and object code, algorithms, net lists, architectures, structures, screen displays, photographs, images, layouts, inventions, development tools, designs, blueprints, specifications, technical drawings (or similar information in electronic format) and all documentation and media constituting, describing or relating to the foregoing, including manuals, programmers' notes, memoranda and records.

     "Internal Revenue Service" shall mean the Internal Revenue Service of the Department of the Treasury of the United States.

     "IRS Obligation" shall mean the amount of back payroll taxes that Hencie is obligated to pay the Internal Revenue Service under the terms of Hencie's payment plan.

     "K2VC" shall mean K2 VC, Ltd., a Texas limited partnership having K2 VC Management, LLC as a general partner and Adil Khan and Mehnaz Fatehdin (Adil Khan's wife) as limited partners. K2 VC Management, LLC is managed by Adil Khan and Mehnaz Fatehdin.

     "Khan Employment Agreement" shall have the meaning ascribed to it in
Section 6.1.12.

     "Knowledge of ALTM Management" shall mean the actual (rather than imputed) knowledge of Miller, Sandra J. Smith or Frank O'Connell and the phrase "Known to ALTM Management" and similar phrases shall have a correlative meaning thereto.

     "Knowledge of Hencie Management" shall mean the actual (rather than imputed) knowledge of Dave Bender, David Bevins, Adil Khan, David Rankin, Randall Reiners, and William Warren and the phrase "Known to Hencie Management" and similar phrases shall have a correlative meaning thereto.

     "Lien" shall mean any mortgage, deed of trust, lien, pledge, adverse claim, security interest or encumbrance of any nature whatsoever but shall exclude ordinary utility and other similar easements of record that do not materially interfere with the use of real property.

     "Loss" or "Losses" shall have the meanings ascribed to them in Section
9.6.

     "Material Adverse Effect" shall mean (a) with respect to any of the ALTM Companies, a material adverse effect on (I) the business, results of operations or financial condition of the ALTM Companies taken as a whole, (ii) the ability of such ALTM Company to consummate the transactions contemplated by this Agreement and by the Related Agreements or (iii) the enforceability of this Agreement or the Related Agreements against any of ALTM, New ALTM or Combination Sub, and (b) with respect to any of the Hencie Companies, a material adverse effect on (I) the business, results of operations or financial condition of the Hencie Companies taken as a whole, (ii) the ability of such Hencie Company to consummate the transactions contemplated by this Agreement and by the Related Agreements or (iii) the enforceability of this Agreement or the Related Agreements against Hencie.

     "MBCA" shall have the meaning ascribed to it in the Recitals of this Agreement.
     "Miller" shall mean Phillip D. Miller.

     "Minority Stockholders" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Nasdaq SmallCap Market" shall mean The Nasdaq SmallCap Market.

     "Nasdaq Stock Market" shall mean The Nasdaq Stock Market, Inc.

     "Net Liquid Assets" shall mean (a) accounts receivable net of allowance for bad debt plus (b) cash and marketable securities at fair market value less
(c) all Current Liabilities.

     "New ALTM" shall have the meaning ascribed to it in the Preamble to this Agreement.

     "New ALTM Common Stock" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "New ALTM Option" or "New ALTM Options" shall have the meanings ascribed to them in the Recitals of this Agreement.

     "Option Shares" shall have the meaning ascribed to it in Section
6.1.12(a).

     "Permitted Lien" shall mean (a) any Lien for Taxes not yet due and payable or contested in good faith by appropriate Proceedings, (b) any Lien described as a "Permitted Lien" in a Disclosure Schedule, (c) any Lien of mechanics, materialmen, laborers, warehousemen, carriers and other similar common law or statutory liens which are not yet due and payable or are being contested in good faith, (d) zoning, entitlement, land use, environmental and other regulation by governmental agencies, (e) any Liens that may arise or be created after the date of this Agreement that are incidental to the conduct of the business of ALTM in the ordinary course of the business of ALTM, (f) any Lien granted to any lenders prior to the date hereof for obligations set forth in the Disclosure Schedule, (g) any Lien arising by virtue of this Agreement or any Related Agreement or pursuant to an ALTM Companies Permitted Transaction, and (h) other Liens and defects in title which do not, individually or in the aggregate, materially interfere with the use of the properties or materially detract from their value.

     "Permitted Transactions" shall mean, collectively, the ALTM Companies Permitted Transactions and the Hencie Permitted Transactions.

     "Person" shall mean any individual, corporation, association, partnership, proprietorship, joint venture, governmental or quasi-governmental authority or body or other entity.

     "Pledge Agreement" shall have the meaning ascribed to it in Section
7.3(b).

     "Proceeding" or "Proceedings" shall have the meanings ascribed to them in
Section 4.1.10.

     "Proposal" shall have the meaning ascribed to it in Section 5.4.2(b).

     "Proxy Financial Statements" shall have the meaning ascribed to it in
Section 5.2.1.

     "Proxy Statement" shall have the meaning ascribed to it in Section
4.1.31.

     "PWC" shall mean PricewaterhouseCoopers LLP.

     "Reincorporation" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Reincorporation Consideration" shall have the meaning ascribed to it in
Section 3.1(a).

     "Reincorporation Dissenting Shares" shall have the meaning ascribed to in it Section 2.6.

     "Reincorporation Effective Time" shall have the meaning ascribed to it in
Section 1.3(a).

     "Related Agreements" shall have the meaning ascribed to it in Section
7.3.

     "Related Person" or "Related Persons" shall have the meanings ascribed to them in Section 4.1.19.

     "Representatives" shall have the meaning ascribed to it in Section 11.14.

     "Return of Capital Distribution" shall mean a cash dividend, contingent on the First Closing, by ALTM to the shareholders of record of ALTM as of a date designated by the Board of Directors of ALTM (provided, however, that such declaration date shall not be later than the Business Day immediately preceding the First Closing Date) in the form of $0.10 per share of ALTM Common Stock held of record on such date.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "SEC Documents" shall have the meaning ascribed to it in Section 4.1.30.

     "Second Closing" shall mean the consummation of the Combination and the issuance and exchange of New ALTM Common Stock in connection therewith as contemplated by this Agreement.

     "Second Closing Date" shall mean the date and time upon which the Second Closing occurs.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Stock Acquisition" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Stock Acquisition Effective Time" shall have the meaning ascribed to it in Section 1.3(b).

     "Stock Acquisition Consideration" shall have the meaning ascribed to it in Section 1.2(b)(iii).

     "Stockholder" or "Stockholders" shall have the meanings ascribed to them in the Preamble to this Agreement.

     "Superior Proposal" shall have the meaning ascribed to it in Section 5.2.6(d).

     "Superior Proposal Breakup Fees" shall have the meaning ascribed to it in
Section 8.1.3.

     "Tanner" shall have the meaning ascribed to it in Section 9.6.

     "Tax" or "Taxes" shall mean all federal, state, local, foreign and other governmental or quasi-governmental net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees and assessments or charges of any kind whatever in the nature of taxes, together with any interest and any penalties, additions to tax or additional amounts with respect thereto.

     "Tax Returns" shall have the meaning ascribed to it in Section 4.1.9(a).

     "Total Assets" shall have the meaning ascribed to such term in accordance with GAAP.



















                         SCHEDULES AND EXHIBITS


Schedule A          Stockholders' Ownership Information

Exhibit 1.3(a)      Form of Certificate of Merger (Reincorporation)
Exhibit 1.3(c)      Form of Certificate of Merger (Combination)
Exhibit 2.2(a) Form of Amended and Restated Certificate of Incorporation of New ALTM
Exhibit 2.2(c)      Form of Certificate of Incorporation of Hencie
Exhibit 2.3(a)      Form of Bylaws of New ALTM
Exhibit 2.3(c)      Form of Bylaws of Hencie
Exhibit 6.1.6       Form of Opinion of ALTM Companies' Counsel
Exhibit 6.1.12      Form of Khan Employment Agreement
Exhibit 6.1.13      Form of Miller Employment Agreement
Exhibit 6.1.14      Form of Smith Employment Agreement
Exhibit 6.2.6       Form of Opinion of Hencie's Counsel
Exhibit 7.3(a) Form of Registration Rights Agreement by and among New ALTM, the Stockholders and the officers, directors and ten percent stockholders of ALTM
Exhibit 7.3(b)      Form of Indemnification Escrow Agreement
______________




          AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION

     THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of May 31, 2002, is entered into by and among Alternate Marketing Networks, Inc., a Michigan corporation ("ALTM"), Alternate Marketing Networks, Inc., a Delaware corporation ("New ALTM"), ALTM Combination Co., a Delaware corporation ("Combination Sub"), Hencie, Inc., a Delaware corporation ("Hencie"), Adil Khan, and the individuals and entities whose names appear on the signature pages hereto, each being a stockholder (each a "Stockholder" and collectively the "Stockholders") of Hencie.

                                RECITALS

     WHEREAS, the parties hereto desire to effect the following reincorporation merger (the "Reincorporation") of ALTM with and into New ALTM, a newly formed and wholly owned subsidiary of ALTM, all with the effect that ALTM shall be reincorporated in the State of Delaware, with New ALTM as the surviving corporation of the Reincorporation. In connection with the Reincorporation, New ALTM, Combination Sub, Hencie and the Stockholders shall engage in certain related transactions more fully described herein; and

     WHEREAS, the parties wish to maintain the NASDAQ SmallCap Market listing of ALTM and have agreed to take reasonable steps to maintain such listing; and

     WHEREAS, as of the date hereof, the Stockholders (a) collectively own, beneficially and of record, not less than eighty percent (80%) of the issued and outstanding shares of common stock, par value $0.01 per share, of Hencie ("Hencie Common Stock"), and (b) each own, beneficially and of record, the number of shares of Hencie Common Stock and options exercisable for shares of Hencie Common Stock (each a "Hencie Option" and collectively the "Hencie Options") set forth opposite their respective names on Schedule A hereto; and

     WHEREAS, New ALTM proposes to issue shares of common stock, $0.01 par value, of New ALTM ("New ALTM Common Stock") at the First Closing to the Stockholders in exchange for the number of issued and outstanding shares of Hencie Common Stock owned by the Stockholders (the "Stock Acquisition"), after which the Stockholders shall collectively hold shares of New ALTM Common Stock representing in the aggregate 39.97% of the post-First Closing New ALTM Common Stock on a fully-diluted basis (as if all of the New ALTM Options and any and all other securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by ALTM or New ALTM which are convertible into or exchangeable or exercisable for any share(s) of New ALTM Common Stock had been converted, exchanged and exercised), on the terms and subject to the conditions set forth in this Agreement all with the effect that Hencie shall become a majority owned subsidiary of New ALTM; and

     WHEREAS, New ALTM proposes to (a) effect in accordance with, and as permitted by, the Delaware General Corporation Law ("DGCL"), no earlier than six (6) months and one (1) Business Day following the Stock Acquisition Effective Time and no later than twelve (12) months following the Stock Acquisition Effective Time, a merger of Combination Sub, a newly formed and wholly owned subsidiary of New ALTM, with and into Hencie and, in connection therewith, (b) substitute options exercisable for shares of New ALTM Common Stock (each a "New ALTM Option" and collectively the "New ALTM Options"), at the Second Closing with the holders of outstanding Hencie Options by delivering option assumption and substitution notices to the holders of outstanding Hencie Options (the "Combination"), after which the former holders of Hencie Common Stock and Hencie Options shall collectively hold shares of New ALTM Common Stock and New ALTM Options representing in the aggregate 49% of the post-Second Closing New ALTM Common Stock on a fully-diluted basis (as if all of the New ALTM Options and any and all other securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by ALTM or New ALTM which are convertible into or exchangeable or exercisable for any share(s) of New ALTM Common Stock had been converted, exchanged and exercised), on the terms and subject to the conditions set forth in this Agreement all with the effect that Hencie, as the surviving corporation of the Combination, shall become a wholly owned subsidiary of New ALTM; and

     WHEREAS, the parties hereto acknowledge that the purpose of the Stock Acquisition and the Combination is to effect the acquisition of one hundred percent (100%) of the issued and outstanding shares of Hencie Common Stock, including, without limitation, any and all issued and outstanding shares of Hencie Common Stock owned and/or held by stockholders of Hencie that are not parties to this Agreement (the "Minority Stockholders"); and

     WHEREAS, the Board of Directors of ALTM has (a) determined it to be advisable, in the best interests of, and on terms that are fair to, ALTM and the shareholders of ALTM to consummate this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition and the Combination upon the terms and subject to the conditions set forth herein and therein, (b) in accordance with the applicable provisions of the Michigan Business Corporation Act ("MBCA"), approved, authorized and adopted this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition, the Combination and the transactions contemplated hereby and thereby and (c) recommended approval of this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition, the Combination and the transactions contemplated hereby and thereby to the shareholders of ALTM; and

     WHEREAS, the Board of Directors of New ALTM has (a) determined it to be advisable, in the best interests of and on terms that are fair to New ALTM and the sole stockholder of New ALTM to consummate this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition and the Combination upon the terms and subject to the conditions set forth herein and therein, (b) in accordance with the applicable provisions of the DGCL, approved, authorized and adopted this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition, the Combination and the transactions contemplated hereby and thereby, including, without limitation, the issuance of New ALTM Common Stock and New ALTM Options, and (c) recommended approval of this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition, the Combination and the issuance of New ALTM Common Stock and New ALTM Options contemplated hereby and thereby to the sole stockholder of New ALTM; and

     WHEREAS, the Board of Directors of Combination Sub has (a) determined it to be advisable, in the best interests of and on terms that are fair to Combination Sub and the sole stockholder of Combination Sub to consummate this Agreement, the Related Agreements and the Combination upon the terms and subject to the conditions set forth herein and therein, (b) in accordance with the applicable provisions of the DGCL, approved, authorized and adopted this Agreement, the Related Agreements, the Combination and the transactions contemplated hereby and thereby, and (c) recommended approval of this Agreement, the Related Agreements, the Combination and the transactions contemplated hereby and thereby to the sole stockholder of Combination Sub; and

     WHEREAS, the Board of Directors of Hencie has (a) determined it to be advisable, in the best interests of, and on terms that are fair to, Hencie and the stockholders of Hencie to consummate this Agreement, the Related Agreements and the Combination upon the terms and subject to the conditions set forth herein and therein, (b) in accordance with the applicable provisions of the DGCL, approved, authorized and adopted this Agreement, the Related Agreements, the Combination and the transactions contemplated hereby and thereby and (c) recommended approval of this Agreement, the Related Agreements, the Combination and the transactions contemplated hereby and thereby to the stockholders of Hencie; and

     WHEREAS, each of the Board of Directors of ALTM, New ALTM, Combination Sub and Hencie has determined it to be advisable, fair and in the best interests of ALTM, New ALTM, Combination Sub, Hencie and their respective shareholders and stockholders, as applicable, to effect a plan of reorganization meeting the requirements of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties hereto intend that the issuance of New ALTM Common Stock and New ALTM Options and exchange of New ALTM Common Stock and New ALTM Options for Hencie Common Stock and Hencie Options, respectively, as contemplated hereby shall qualify as a "tax free" reorganization as contemplated by the provisions of the Code; and

     WHEREAS, the parties hereto are entering into this Agreement to set forth the "plan of reorganization" with respect to the Reincorporation, the Stock Acquisition, the Combination and the other transactions contemplated hereby in accordance with the DGCL and the MBCA, to make certain representations, warranties and covenants as to the Reincorporation, the Stock Acquisition, the Combination and the other transactions contemplated hereby, and to prescribe various conditions as to the Reincorporation, the Stock Acquisition, the Combination and the other transactions contemplated hereby;


                              AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements, representations, warranties and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               ARTICLE I
          REINCORPORATION, STOCK ACQUISITION AND COMBINATION

     1.1 Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Appendix of Defined Terms attached hereto beginning on page (vii) and incorporated herein by reference.

     1.2     The Transactions.

               (a) The Reincorporation. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL and the MBCA, at the Reincorporation Effective Time, ALTM shall be merged with and into New ALTM. From and after the Reincorporation Effective Time, the separate corporate existence of ALTM shall cease, and New ALTM shall continue as the surviving corporation of the Reincorporation and shall be governed by the laws of the State of Delaware and shall succeed to and assume all rights and obligations of ALTM in accordance with the DGCL and the MBCA.

               (b)     The Stock Acquisition.

                         (i)     Issuance and Exchange.  Upon the terms and
subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Stock Acquisition Effective Time, New ALTM agrees to issue and exchange the number of authorized shares of New ALTM Common Stock (as determined in accordance with Section 1.2(b)(ii) hereof) to each Stockholder who agrees, severally and not jointly, to exchange the number of shares of Hencie Common Stock owned and/or held by such Stockholder for such number of authorized and newly issued shares of New ALTM Common Stock. In consideration for the shares of New ALTM Common Stock to be issued and exchanged hereunder, each Stockholder shall transfer and deliver any and all stock certificates (other than as provided in Section 3.4(a)), representing and evidencing each such Stockholder's ownership of Hencie Common Stock, together with a duly executed stock power and assignment, as necessary, to effectuate the transfer, to New ALTM.

                         (ii)    Exchange Ratio.  At the Stock Acquisition
Effective Time, New ALTM shall issue and exchange one (1) share of New ALTM Common Stock for 3.563 shares of Hencie Common Stock (the "Common Stock Exchange Ratio") in accordance with this Article I and the distribution contemplated by Schedule A hereto and as full consideration to the Stockholders for all of the issued and outstanding shares of Hencie Common Stock owned and/or held by the Stockholders.

                         (iii)   Stock Acquisition Consideration.  At the
Stock Acquisition Effective Time, New ALTM shall issue and exchange shares of New ALTM Common Stock such that the Stockholders shall own 39.97% of New ALTM on a fully-diluted basis (the "Stock Acquisition Consideration").

               (c) The Combination. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Combination Effective Time, Combination Sub shall be merged with and into Hencie. From and after the Combination Effective Time, the separate corporate existence of Combination Sub shall cease, and Hencie shall continue as the surviving corporation of the Combination and shall be governed by the laws of the State of Delaware and shall succeed to and assume all rights and obligations of Combination Sub in accordance with the DGCL.

     1.3     Effective Time of the Transactions.

               (a) The Reincorporation. The Reincorporation shall become effective at the date and time (the "Reincorporation Effective Time") when properly executed certificates of merger in substantially the form attached hereto as Exhibit 1.3(a) in such form as is required by and executed in accordance with the DGCL and the MBCA, are duly filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Michigan or at such later time as the parties hereto shall have provided in such certificates. The parties hereto shall cause such filings to occur on the First Closing Date.

               (b) The Stock Acquisition. The Stock Acquisition shall become effective at the date and time (the "Stock Acquisition Effective Time") immediately following the Reincorporation Effective Time.

               (c) The Combination. The Combination shall become effective at the date and time (the "Combination Effective Time") when a properly executed certificate of merger in substantially the form attached hereto as Exhibit 1.3(c) in such form as is required by and executed in accordance with the DGCL, is duly filed with the Secretary of State of the State of Delaware or at such later time as the parties hereto shall have provided in such certificate. The parties hereto shall cause such filing to occur on or as soon as practicable after the Second Closing Date and in any event no earlier than six (6) months and one (1) Business Day following the Stock Acquisition Effective Time and no later than twelve (12) months following the Stock Acquisition Effective Time.

                               ARTICLE II
               THE CONSTITUENT AND SURVIVING CORPORATIONS

     2.1     Constituent Corporations.

               (a) The Reincorporation. The names of the constituent corporations and the designation and number of outstanding shares of each class of shares of capital stock of each of the constituent corporations entitled to vote on the Reincorporation are as follows:

        Constituent Corporations     Outstanding Shares Entitled to Vote
                 ALTM                  4,586,005 shares of common stock

               New ALTM                   100 shares of common stock

               (b) The Stock Acquisition. The holders of 4,586,005 issued and outstanding shares of New ALTM Common Stock shall be entitled to vote on the Stock Acquisition.

               (c) The Combination. The names of the constituent corporations and the designation and number of outstanding shares of each class of shares of capital stock of each of the constituent corporations entitled to vote on the Combination are as follows:

        Constituent Corporations     Outstanding Shares Entitled to Vote
          Combination Sub                 100 shares of common stock

                Hencie                  17,264,522 shares of common stock

     2.2     Surviving Corporations.

               (a) The Reincorporation. At the Reincorporation Effective Time, the Amended and Restated Certificate of Incorporation of New ALTM in substantially the form attached hereto as Exhibit 2.2(a) as it is in effect immediately prior to the Reincorporation Effective Time, shall be the Certificate of Incorporation of the surviving corporation resulting from the Reincorporation until thereafter amended as provided by law.

               (b) The Stock Acquisition. Without limiting the foregoing, the corporate existences of New ALTM and Hencie, with all of their purposes, powers and objects, shall continue unaffected and unimpaired by the Stock Acquisition all with the effect that Hencie shall become a majority owned subsidiary of New ALTM.

               (c) The Combination. At the Combination Effective Time, the Certificate of Incorporation of Hencie in substantially the form attached hereto as Exhibit 2.2(c) as it is in effect immediately prior to the Combination Effective Time, shall be the Certificate of Incorporation of the surviving corporation resulting from the Combination until thereafter amended as provided by law.

     2.3     Bylaws of the Surviving Corporations.

               (a) The Reincorporation. At the Reincorporation Effective Time, the Restated Bylaws of New ALTM, in substantially the form attached hereto as Exhibit 2.3(a) as they are in effect immediately prior to the Reincorporation Effective Time, shall be the Bylaws of the surviving corporation resulting from the Reincorporation until thereafter amended as provided by law.

               (b) The Stock Acquisition. At the Stock Acquisition Effective Time, the respective Bylaws of New ALTM and Hencie, as they are in effect immediately prior to the Stock Acquisition Effective Time, shall be the Bylaws of New ALTM and Hencie, respectively, immediately after the Stock Acquisition until thereafter amended as provided by law.

               (c) The Combination. At the Combination Effective Time, the Bylaws of Hencie, in substantially the form attached hereto as Exhibit 2.3(c) as they are in effect immediately prior to the Combination Effective Time, shall be the Bylaws of the surviving corporation resulting from the Combination until thereafter amended as provided by law.

     2.4     Board of Directors and Officers of the Surviving Corporations.

               (a) The Reincorporation. As of the First Closing, the directors and officers of New ALTM shall remain as the directors and officers of the surviving corporation resulting from the Reincorporation until their respective successors shall be duly elected or appointed and qualified (including, without limitation, as contemplated by Section 2.4(b)), or until their earlier death, resignation or removal.

               (b) The Stock Acquisition. As of the First Closing and immediately following the Reincorporation, the directors and officers of New ALTM shall be elected or appointed and qualified in accordance with Section
6.1.18 until their respective successors shall be duly elected or appointed and qualified, or until their earlier death, resignation or removal. As of the First Closing, the officers and directors of Hencie shall remain as the officers and directors of Hencie until their respective successors shall be duly elected or appointed and qualified or until their earlier death, resignation or removal, except as contemplated by Section 9.8.

               (c) The Combination. As of the Second Closing, the directors and officers of Hencie shall remain as the directors and officers of the surviving corporation resulting from the Combination until their respective successors shall be duly elected or appointed and qualified or until their earlier death, resignation or removal, except as contemplated by
Section 9.8.

     2.5     Effects of Reincorporation, Stock Acquisition and Combination.

               (a) The Reincorporation. The Reincorporation shall have the effect set forth in Section 259 of the DGCL. Without limiting the foregoing, the corporate existence of New ALTM, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the Reincorporation and, as the surviving corporation of the Reincorporation, New ALTM shall be governed by the laws of the State of Delaware and shall succeed to all rights, assets, liabilities, properties, privileges, powers, franchises and obligations of ALTM in accordance with the laws of the State of Delaware and the State of Michigan.

               (b) The Stock Acquisition. The corporate existences of New ALTM and Hencie, with all of their purposes, powers and objects, shall continue unaffected and unimpaired by the Stock Acquisition all with the effect that Hencie shall become a majority owned subsidiary of New ALTM.

               (c) The Combination. The Combination shall have the effect set forth in Section 259 of the DGCL. Without limiting the foregoing, the corporate existence of Hencie, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the Combination and, as the surviving corporation of the Combination, Hencie shall be governed by the laws of the State of Delaware and shall succeed to all rights, assets, liabilities, properties, privileges, powers, franchises and obligations of Combination Sub in accordance with the laws of the State of Delaware all with the effect that Hencie shall become a wholly owned subsidiary of New ALTM.

     2.6 Reincorporation Dissenting Shares. Notwithstanding anything to the contrary in this Agreement, to the extent (if at all) that any of the ALTM Shareholders are entitled to appraisal rights under Section 762 of the MBCA, shares of ALTM Common Stock issued and outstanding immediately prior to the Reincorporation Effective Time and owned and/or held by a holder who has properly exercised and perfected his, her or its demand for appraisal rights under Section 765 of the MBCA (the "Reincorporation Dissenting Shares"), shall not be converted into the right to receive the Reincorporation Consideration, but the holders of Reincorporation Dissenting Shares shall be entitled to receive from New ALTM such consideration as shall be determined pursuant to
Section 769 of the MBCA; provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost his, her or its right to appraisal and payment under the MBCA, such holder's shares of ALTM Common Stock shall thereupon be deemed to have been converted as of the Reincorporation Effective Time into the right to receive the Reincorporation Consideration, without any interest thereon, and such shares shall not be deemed to be Reincorporation Dissenting Shares. ALTM shall give New ALTM (i) prompt notice of any notices or demands for appraisal or payment for shares of ALTM Common Stock received by ALTM and (ii) the opportunity to participate and direct all negotiations and proceedings with respect to any such notices or demands. ALTM shall not, without the prior written consent of New ALTM, make any payment with respect to, or settle, offer to settle or otherwise negotiate any such notices or demands.

     2.7 Combination Dissenting Shares. Notwithstanding anything to the contrary in this Agreement, to the extent (if at all) that any of the Minority Stockholders are entitled to appraisal rights under Section 262 of the DGCL, Combination Shares issued and outstanding immediately prior to the Combination Effective Time and owned and/or held by a holder who has properly exercised and perfected his, her or its demand for appraisal rights under Section 262 of the DGCL (the "Combination Dissenting Shares"), shall not be converted into the right to receive the Combination Consideration, but the holders of Combination Dissenting Shares shall be entitled to receive from New ALTM such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost his, her or its right to appraisal and payment under the DGCL, such holder's shares of Hencie Common Stock shall thereupon be deemed to have been converted as of the Combination Effective Time into the right to receive the Combination Consideration, without any interest thereon, and such shares shall not be deemed to be Combination Dissenting Shares. Hencie shall give New ALTM (i) prompt notice of any notices or demands for appraisal or payment for shares of Hencie Common Stock received by Hencie and (ii) the opportunity to participate and direct all negotiations and proceedings with respect to any such notices or demands. Hencie shall not, without the prior written consent of New ALTM, make any payment with respect to, or settle, offer to settle or otherwise negotiate any such notices or demands.


                              ARTICLE III
                       CONVERSION OF SECURITIES

     3.1     Consideration for Transactions.

               (a) The Reincorporation. At the Reincorporation Effective Time, by virtue of the merger of ALTM with and into New ALTM and without any action on the part of ALTM or New ALTM (other than the filing of the certificates of merger referred to in Section 1.3(a) hereof) or their respective shareholders or stockholders (i) each share of ALTM Common Stock, issued and outstanding immediately prior to the Reincorporation Effective Time (other than shares of ALTM Common Stock held in the treasury of ALTM) shall be canceled and extinguished and be converted automatically into the right to receive one (1) share of duly authorized, validly issued, fully paid and nonassessable New ALTM Common Stock (the "Reincorporation Consideration"), less any required withholding Taxes, upon surrender of the certificate(s) formerly representing such share of ALTM Common Stock (each an "ALTM Certificate"), (ii)each share of ALTM Common Stock then held in the treasury of ALTM shall be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist and (iii) each outstanding ALTM option and warrant shall be assumed and converted into a substitute New ALTM Option or New ALTM warrant. All of the other terms and conditions of such substitute New ALTM Option or New ALTM warrant shall be identical to the terms and conditions of such formerly outstanding ALTM option or warrant as outstanding immediately prior to the Reincorporation Effective Time. The parties hereto intend that New ALTM shall assume and convert any and all of the outstanding ALTM options and warrants to the extent such ALTM options and warrants are not exercised or canceled prior to the First Closing. At the Reincorporation Effective Time, each share of New ALTM Common Stock issued and outstanding immediately prior to the Reincorporation Effective Time shall be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist.

               (b) The Combination. At the Combination Effective Time, by virtue of the merger of Combination Sub with and into Hencie and without any action on the part of Combination Sub or Hencie (other than the filing of the certificate of merger referred to in Section 1.3(c) hereof) or their respective stockholders any and all Combination Shares, issued and outstanding immediately prior to the Combination Effective Time (other than shares of Hencie Common Stock held in the treasury of Hencie) shall be canceled and extinguished and be converted automatically into the right to receive consideration equal to the number of shares of New ALTM Common Stock per share of Hencie Common Stock (calculated using the Common Stock Exchange Ratio as utilized to effectuate the exchange of Hencie Common Stock by the Stockholders in connection with the Stock Acquisition and in accordance with the terms and conditions of this Agreement) received as consideration by the Stockholders in connection with the Stock Acquisition, as adjusted (if at all), less any required withholding Taxes, upon surrender of the certificate(s) formerly representing such Combination Shares (each a "Combination Certificate"), and
(ii) each share of Hencie Common Stock then held in the treasury of Hencie shall be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist such that New ALTM shall own one hundred percent (100%) of Hencie on a fully-diluted basis and all with the effect that Hencie shall become a wholly owned subsidiary of New ALTM. At the Combination Effective Time, each share of Combination Sub Common Stock issued and outstanding immediately prior to the Combination Effective Time shall be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist. At the Combination Effective Time, by virtue of the Combination and without any action on the part any person or entity, any and all outstanding Hencie Options immediately prior to the Combination Effective Time shall be assumed and converted into a substitute New ALTM Option as follows:

                       (i) Assumption, Substitution and Conversion of Hencie Options. Each outstanding Hencie Option shall be assumed and converted into a substitute New ALTM Option, to purchase the number of shares of New ALTM Common Stock equal to the product of the number of shares of Hencie Common Stock for which such Hencie Option was exercisable immediately prior to the Combination Effective Time (without regard to vesting provisions, if any) multiplied by the Common Stock Exchange Ratio, as adjusted (if at all). The aggregate exercise price for any and all shares of New ALTM Common Stock covered by each such substitute New ALTM Option shall be equal to the aggregate exercise price for any and all shares of Hencie Common Stock covered by such formerly outstanding Hencie Option. The per share exercise price for each share of New ALTM Common Stock covered by each such substitute New ALTM Option shall be equal to the aggregate exercise price of such substitute New ALTM Option divided by the number of any and all shares of New ALTM Common Stock issuable in connection with the exercise of such substitute New ALTM Option. All of the other terms and conditions of such substitute New ALTM Option shall be identical to the terms and conditions of such formerly outstanding Hencie Option as outstanding immediately prior to the Stock Acquisition Effective Time. The parties hereto intend that New ALTM shall assume and convert any and all of the outstanding Hencie Options to the extent such Hencie Options are not exercised or canceled prior to the Second Closing.

                       (ii) Fractional Shares. Notwithstanding the foregoing, no New ALTM Option shall be exercisable for, or with respect to, fractional shares of New ALTM Common Stock issuable upon the exercise of any New ALTM Option. Accordingly, upon assumption and conversion of any Hencie Option exercisable for any fractional share(s) of Hencie Common Stock, holders of such Hencie Option who would otherwise be entitled to receive any fractional share(s) of New ALTM Common Stock upon the exercise of a substitute New ALTM Option shall receive (i) a New ALTM Option for one (1) full share of New ALTM Common Stock if the fractional share of Hencie Common Stock to be issued upon the exercise of the assumed and converted Hencie Option equals or exceeds fifty percent (50%) of one (1) full share of Hencie Common Stock or
(ii) nothing if the fractional share of Hencie Common Stock to be issued upon the exercise of the assumed and converted Hencie Option equals less than fifty percent (50%) of one (1) full share of Hencie Common Stock, and, in each such case, such fractional share(s) issuable upon the exercise of such Hencie Option shall be canceled.

                       (iii) Combination Consideration. At the Combination Effective Time, New ALTM shall issue and exchange shares of New ALTM Common Stock and New ALTM Options such that the former holders of Hencie Common Stock and Hencie Options that receive substitute New ALTM Options (including, without limitation, the Stockholders, the Minority Stockholders, any other former holder of Hencie Common Stock and any other former holder of Hencie Options) shall own at least 49% of New ALTM on a fully-diluted basis (the "Combination Consideration").

               (c) Subsequent Events. In the event that, subsequent to the date of this Agreement, but prior to the Reincorporation Effective Time, the outstanding shares of ALTM Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall have been proposed any such change with a record date prior to the Reincorporation Effective Time, then an appropriate and proportionate adjustment shall be made in the number of shares of New ALTM Common Stock issued in the Reincorporation; provided, however, that no such adjustment shall be made in connection with the Return of Capital Distribution or the exercise of ALTM options or warrants outstanding on the date hereof.

               In the event that, subsequent to the date of this Agreement, but prior to the First Closing the outstanding shares of ALTM Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall have been proposed any such change with a record date prior to the Stock Acquisition Effective Time, then an appropriate and proportionate adjustment shall be made in the Stock Acquisition Consideration issued in the Stock Acquisition; provided, however, that no such adjustment shall be made in connection with the Return of Capital Distribution or the exercise of ALTM options or warrants outstanding on the date hereof.

               In the event that, subsequent to the date of this Agreement, but prior to the Stock Acquisition Effective Time, the outstanding shares of Hencie Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall have been proposed any such change with a record date prior to the Stock Acquisition Effective Time, then an appropriate and proportionate adjustment shall be made in the Stock Acquisition Consideration issued in the Stock Acquisition; provided, however, that no such adjustment shall be made in connection with the exercise of Hencie Options outstanding on the date hereof.

               In the event that, subsequent to the date of this Agreement, but prior to the Combination Effective Time, except as expressly provided herein, the outstanding shares of New ALTM Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall have been proposed any such change with a record date prior to the Combination Effective Time, then an appropriate and proportionate adjustment shall be made in the number of shares of New ALTM Common Stock issued in the Combination.

               In the event that, subsequent to the date of this Agreement, but prior to the Combination Effective Time, except as expressly provided herein, the outstanding shares of Hencie Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall have been proposed any such change with a record date prior to the Combination Effective Time, then an appropriate and proportionate adjustment shall be made in the number of shares of New ALTM Common Stock issued in the Combination; provided, however, that no such adjustment shall be made in connection with the exercise of Hencie Options outstanding on the date hereof.

     3.2 First Closing. Unless this Agreement is terminated and the transactions contemplated herein abandoned pursuant to Article VIII and subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VI, the consummation of the First Closing shall take place
(a) at the offices of Haynes and Boone, LLP, Dallas, Texas, at 11:00 A.M. local time on a date to be specified by Hencie and ALTM, but as soon as practicable (and in any event within two (2) Business Days) after the day on which the last of the conditions set forth in Article VI is fulfilled (other than deliveries of instruments to be made at First Closing) or, if permissible, waived by the relevant party or (b) at such other date, time and place as Hencie and ALTM shall agree upon in writing.

     3.3     Exchange of Certificates in Reincorporation.

               (a) Exchange Procedure. Immediately after the First Closing and upon surrender to New ALTM of an ALTM Certificate for exchange and cancellation, together with any other documents reasonably required by New ALTM, the holder of such ALTM Certificate shall be entitled to receive in exchange therefore a stock certificate representing the appropriate number of shares of New ALTM Common Stock as contemplated by Section 3.1(a) of this Agreement, and each such surrendered ALTM Certificate shall forthwith be canceled. Until surrendered as contemplated by this Section 3.3, each ALTM Certificate shall be deemed at any time after the First Closing to represent only the right to receive upon such surrender New ALTM Common Stock as contemplated by Section 3.1(a) of this Agreement. Upon delivery of an ALTM Certificate for exchange and cancellation, New ALTM shall as soon as practicable deliver or cause to be delivered a stock certificate representing the number of shares of New ALTM Common Stock that such holder is entitled to receive as of such date.

               (b) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to New ALTM Common Stock declared or made after the First Closing with a record date after the First Closing shall be paid to the holder of any unsurrendered ALTM Certificate until such ALTM Certificate is surrendered. Subject to applicable law, following the surrender of such ALTM Certificate, there shall be paid to the record holder of such ALTM Certificate representing shares of New ALTM Common Stock issued in exchange therefore, without interest, at the time of such surrender, the amount of any such dividends or other distributions with a record date after the First Closing, theretofore payable but for the provisions of this Section 3.3.

               (c) No Fractional Shares. No stock certificates or scrip representing fractional shares of New ALTM Common Stock shall be issued upon the surrender for exchange of any ALTM Certificate pursuant to this Article
III. Accordingly, upon surrender of any stock certificate representing any fractional share(s) of ALTM Common Stock, ALTM Shareholders who would otherwise be entitled to receive any fractional share(s) of New ALTM Common Stock shall receive (i) one (1) full share of New ALTM Common Stock if the fractional share of ALTM Common Stock represented equals or exceeds fifty percent (50%) of one (1) full share of ALTM Common Stock or (ii) nothing if the fractional share of ALTM Common Stock represented equals less than fifty percent (50%) of one (1) full share of ALTM Common Stock, and, in each such case, such fractional share(s) shall be canceled.

               (d) Lost Share Certificates. If an ALTM Certificate shall have been lost or destroyed, the holder of such ALTM Certificate may be entitled to receive the share(s) of New ALTM Common Stock represented by such lost or destroyed ALTM Certificate subject to such holder providing New ALTM with a lost certificate affidavit and indemnification acceptable to New ALTM. Any lost certificate affidavit representing an ALTM Certificate to be delivered for exchange and cancellation shall be delivered to New ALTM before or at the First Closing and no lost certificate affidavit delivered after the First Closing shall be entitled to receive any share(s) of New ALTM Common Stock.

               (e) No Further Ownership Rights. All shares of New ALTM Common Stock issued upon surrender to New ALTM of an ALTM Certificate for exchange and cancellation in accordance with the terms of this Section 3.3 shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of ALTM Common Stock represented by such ALTM Certificate and there shall be no further registration or transfers on the records of New ALTM, the surviving corporation of the Reincorporation, of shares of ALTM Common Stock outstanding immediately prior to the Reincorporation Effective Time. If after the Reincorporation Effective Time any ALTM Certificates are presented to New ALTM for any reason they shall be cancelled as provided in this Section 3.3.

               (f) Reincorporation Dissenting Shares. The provisions of this Section 3.3 shall also apply to Reincorporation Dissenting Shares that shall have lost, for any reason, their status as Reincorporation Dissenting Shares, except that the obligations of New ALTM under this Section 3.3 shall commence on the date of the loss of such status and the holder of such shares shall be entitled to receive such number of shares of New ALTM Common Stock to which such holder is entitled pursuant to Section 3.1(a).

               (g) Restricted Shares. Each share of ALTM Common Stock issued and outstanding immediately prior to the Reincorporation that is restricted or not fully vested shall have, upon exchange and conversion in the Reincorporation, the same restrictions and vesting limitations applicable to such share as exchanged and converted.

     3.4     Exchange of Certificates in Stock Acquisition.

               (a) Exchange Procedure. Immediately after the First Closing and upon surrender to New ALTM of a Hencie Certificate for exchange and cancellation, together with any other documents reasonably required by New ALTM, the holder of such Hencie Certificate shall be entitled to receive in exchange therefore a stock certificate representing the appropriate number of shares of New ALTM Common Stock as contemplated by Section 1.2(b) of this Agreement, and each such surrendered Hencie Certificate shall forthwith be canceled. Upon delivery of a Hencie Certificate for exchange and cancellation, New ALTM shall as soon as practicable deliver or cause to be delivered a stock certificate representing the number of shares of New ALTM Common Stock that such holder is entitled to receive as of such date. Any Hencie Certificate to be surrendered for exchange and cancellation shall be delivered to New ALTM before or at the First Closing and no Hencie Certificate representing shares of Hencie Common Stock delivered after the First Closing shall be entitled to receive any share(s) of New ALTM Common Stock in connection with the Stock Acquisition.

               (b) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to New ALTM Common Stock declared or made after the First Closing with a record date after the First Closing shall be paid to the holder of any unsurrendered Hencie Certificate until such Hencie Certificate is surrendered.

               (c) No Fractional Shares. No stock certificates or scrip representing fractional shares of New ALTM Common Stock shall be issued upon the surrender for exchange of any Hencie Certificate pursuant to this Article
III. Accordingly, upon surrender of any stock certificate representing any fractional share(s) of Hencie Common Stock, Stockholders who would otherwise be entitled to receive any fractional share(s) of New ALTM Common Stock shall receive (i) one (1) full share of New ALTM Common Stock if the fractional share of Hencie Common Stock represented equals or exceeds fifty percent (50%) of one (1) full share of Hencie Common Stock, or (ii) nothing if the fractional share of Hencie Common Stock represented equals less than fifty percent (50%) of one (1) full share of Hencie Common Stock, and, in each such case, such fractional share(s) shall be canceled.

               (d) Lost Share Certificates. If a Hencie Certificate shall have been lost or destroyed, the holder of such Hencie Certificate may be entitled to receive the share(s) of New ALTM Common Stock represented by such lost or destroyed Hencie Certificate subject to such holder providing New ALTM with a lost certificate affidavit and indemnification acceptable to New ALTM. Any lost certificate affidavit representing a Hencie Certificate to be delivered for exchange and cancellation shall be delivered to New ALTM before or at the First Closing and no lost certificate affidavit delivered after the First Closing shall be entitled to receive any share(s) of New ALTM Common Stock in connection with the Stock Acquisition.

               (e) No Further Ownership Rights. All shares of New ALTM Common Stock issued upon surrender to New ALTM of a Hencie Certificate for exchange and cancellation in accordance with the terms of this Section 3.4 shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Hencie Common Stock represented by such Hencie Certificate.

     3.5     Exchange of Hencie Certificates in Combination.

               (a) Exchange Procedure. Immediately after the Second Closing and upon surrender to New ALTM of a Combination Certificate for exchange and cancellation, together with any other documents reasonably required by New ALTM, the holder of such Combination Certificate shall be entitled to receive in exchange therefore a stock certificate representing the appropriate number of shares of New ALTM Common Stock as contemplated by
Section 3.1(b) of this Agreement, and each such surrendered Combination Certificate shall forthwith be canceled. Until surrendered as contemplated by this Section 3.5, each Combination Certificate shall be deemed at any time after the Second Closing to represent only the right to receive upon such surrender New ALTM Common Stock as contemplated by Section 3.1(b) of this Agreement. Upon delivery of a Combination Certificate for exchange and cancellation, New ALTM shall as soon as practicable deliver or cause to be delivered a stock certificate representing the number of shares of New ALTM Common Stock that such holder is entitled to receive as of such date.

               Shares of New ALTM Common Stock to be issued in connection with the Combination shall be issued under an exemption pursuant the Securities Act or New ALTM shall use commercially reasonable efforts to prepare and file a registration statement for the shares of New ALTM Common Stock issued in connection with the Combination as promptly as practicable and in any event within thirty (30) Business Days following the First Closing.

               (b) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to New ALTM Common Stock declared or made after the Second Closing with a record date after the Second Closing shall be paid to the holder of any unsurrendered Combination Certificate until such Combination Certificate is surrendered. Subject to applicable law, following the surrender of such Combination Certificate, there shall be paid to the record holder of such Combination Certificate representing shares of New ALTM Common Stock issued in exchange therefore, without interest, at the time of such surrender, the amount of any such dividends or other distributions with a record date after the Second Closing, theretofore payable but for the provisions of this Section 3.5.

               (c) No Fractional Shares. No stock certificates or scrip representing fractional shares of New ALTM Common Stock shall be issued upon the surrender for exchange of any Combination Certificate pursuant to this
Article III. Accordingly, upon surrender of any stock certificate representing any fractional share(s) of Hencie Common Stock, Minority Stockholders who, would otherwise be entitled to receive any fractional share(s) of New ALTM Common Stock, shall receive (i) one (1) full share of New ALTM Common Stock if the fractional share of Hencie Common Stock represented equals or exceeds fifty percent (50%) of one (1) full share of Hencie Common Stock or (ii) nothing if the fractional share of Hencie Common Stock represented equals less than fifty percent (50%) of one (1) full share of Hencie Common Stock, and, in each such case, such fractional share(s) shall be canceled.

               (d) Lost Share Certificates. If a Combination Certificate shall have been lost or destroyed, the holder of such Combination Certificate may be entitled to receive the share(s) of New ALTM Common Stock represented by such lost or destroyed Combination Certificate subject to such holder providing New ALTM with a lost certificate affidavit and indemnification acceptable to New ALTM. Any lost certificate affidavit representing a Combination Certificate to be delivered for exchange and cancellation shall be delivered to New ALTM before or at the Second Closing and no lost certificate affidavit delivered after the Second Closing shall be entitled to receive any share(s) of New ALTM Common Stock.

               (e) No Further Ownership Rights. All shares of New ALTM Common Stock issued upon surrender to New ALTM of a Combination Certificate for exchange and cancellation in accordance with the terms of this Section 3.5 shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Hencie Common Stock represented by such Combination Certificate and there shall be no further registration or transfers on the records of New ALTM of shares of Hencie Common Stock outstanding immediately prior to the Combination Effective Time. If after the Combination Effective Time any Hencie Certificates are presented to New ALTM for any reason they shall be cancelled as provided in this Section 3.5.

               (f)     Combination Dissenting Shares.  The provisions of this
Section 3.5 shall also apply to Combination Dissenting Shares that shall have lost, for any reason, their status as Combination Dissenting Shares, except that the obligations of New ALTM under this Section 3.5 shall commence on the date of the loss of such status and the holder of such shares shall be entitled to receive such number of shares of New ALTM Common Stock to which such holder is entitled pursuant to Section 3.1(b).

                              ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of the ALTM Companies. To induce Hencie and the Stockholders to enter into this Agreement and to consummate the transactions contemplated hereby, ALTM, New ALTM and Combination Sub, for themselves and on behalf of the other ALTM Subsidiaries, jointly and severally represent and warrant to Hencie and the Stockholders as follows (each such representation and warranty being qualified in its entirety by the disclosures set forth in the Disclosure Schedule of the ALTM Companies):

               4.1.1 Corporate Existence and Authority. Each of the ALTM Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as indicated on the Disclosure Schedule. Each of the ALTM Companies has all requisite corporate power and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Each of the ALTM Companies is qualified to do business as a foreign corporation and is in good standing in each state, nation or other jurisdiction listed on the Disclosure Schedule, being each state, nation or other jurisdiction wherein the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except for any state, nation or other jurisdiction where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect on ALTM or the ALTM Companies taken as a whole.

               4.1.2 Capitalization of the ALTM Companies. The authorized capital stock of ALTM consists solely of 14,000,000 shares of common stock, no par value per share, of ALTM ("ALTM Common Stock") of which 4,586,005 shares are issued and outstanding and 2,000,000 shares of preferred stock, no par value, of which no shares are issued and outstanding. The authorized capital stock of Alternate Postal Direct, Inc. consists solely of 60,000 shares of common stock, par value $1.00 per share, of which 50,000 shares are issued and outstanding. The authorized capital stock of National Home Delivery, Inc. consists solely of 250,000 shares of common stock, par value $0.01 per share, of which 100,500 shares are issued and outstanding. No other shares of capital stock of the ALTM Companies are issued and outstanding, except for the capital stock of New ALTM and Combination Sub referred to in Sections 4.2.2 and 4.3.2 respectively. On the date hereof, all the issued and outstanding shares of capital stock of the ALTM Subsidiaries are owned and held solely by ALTM free and clear of any Lien and ALTM is the record and beneficial owner of such shares. All of the issued and outstanding shares of capital stock of the ALTM Companies have been duly authorized and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by any of the ALTM Companies which provide for the purchase, issuance or transfer of any shares of the capital stock of any of the ALTM Companies, nor are there any outstanding securities granted or issued by any of the ALTM Companies that are convertible into or exchangeable for any shares of the capital stock of any of the ALTM Companies, and none are authorized except pursuant to this Agreement and employee benefit plans of ALTM. None of the ALTM Companies are obligated or committed to purchase, redeem or otherwise acquire any shares of capital stock of the ALTM Companies. All presently exercisable voting rights in the ALTM Companies are vested exclusively in outstanding shares of ALTM Common Stock, each share of which is entitled to one vote on every matter to come before the ALTM Shareholders. There are no voting trusts or other voting arrangements with respect to any shares of capital stock of the ALTM Companies except as contemplated by this Agreement. ALTM's only subsidiaries are the ALTM Subsidiaries.

               4.1.3 Validity and Authorization; Corporate Power and Authority. Each of the ALTM Companies has full corporate power and authority to execute, deliver and perform this Agreement, the Related Agreements and the other instruments called for by this Agreement to which it is or is to be a party. This Agreement has been duly authorized, executed and delivered by ALTM and constitutes the legal, valid and binding obligation of ALTM, enforceable against the ALTM Companies in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting enforcement of creditors' rights generally or by general principles of equity (whether applied in a proceeding at law or in equity) (the "Equitable Defenses").

               When the Related Agreements and the other instruments called for by this Agreement to which any of the ALTM Companies is a party are executed and delivered at the First Closing, such Related Agreements and instruments shall have been duly authorized, executed and delivered by each such ALTM Company, enforceable against each such ALTM Company in accordance with their terms, except as such enforcement may be limited by the Equitable Defenses.

               4.1.4 Execution; No Violations. The execution and delivery of this Agreement and each of the Related Agreements by each of the ALTM Companies does not, and the consummation by the ALTM Companies of the transactions contemplated hereby and thereby shall not: (a) violate, conflict with, modify, result in the incurrence of any prepayment penalties or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any articles or certificate of incorporation, bylaw, Lien, indenture, lease, agreement, instrument, order, injunction, decree, or judgment to which any of the ALTM Companies are a party or by which any of them or any of their properties are bound; (b) result in the creation of any Lien on any property or asset (whether real, personal, mixed, tangible or intangible) of any of the ALTM Companies; (c) violate any law, rule or regulation applicable to any of the ALTM Companies; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on any of the ALTM Companies or any of their respective activities, except in each case as would not reasonably be expected to have a Material Adverse Effect on ALTM or the ALTM Companies taken as a whole.

               4.1.5 Governmental and Other Consents. Except for the filing of the certificates of merger contemplated by Section 1.3, approval by state securities regulators, the filing with the SEC and the Nasdaq Stock Market of the Proxy Statement relating to the ALTM Shareholders' Meeting, the filing of any notification or listing application with the Nasdaq SmallCap Market, such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country, any Form 8-K to be filed with the SEC by ALTM with respect to the transactions contemplated hereby, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of ALTM or any ALTM Company in connection with the execution or delivery of this Agreement, the Related Agreements or the consummation by them of the transactions contemplated hereby and thereby, except as would not reasonably be expected to have a Material Adverse Effect on ALTM or the ALTM Companies taken as a whole.

               The Disclosure Schedule lists all consents, approvals or authorizations of third Persons, required in connection with ALTM's valid execution, delivery or performance of this Agreement and the Related Agreements to which it is a party or the consummation of any of the transactions contemplated hereby or thereby on the part of any of them (collectively the "ALTM Consents"), including, without limitation, the consents required under the ALTM Contracts, except, in each case, as would not reasonably be expected to have a Material Adverse Effect on ALTM or the ALTM Companies taken as a whole.

               4.1.6 Financial Statements. The SEC Documents contain true and correct copies of the audited combined balance sheets for the ALTM Companies at December 31, 2001, 2000 and 1999 and the related statements of profit and loss and cash flows for each of the one-year periods then ended. When delivered pursuant to this Agreement, the similar financial statements for each additional month after December 31, 2001 and ending more than thirty
(30) Business Days before the First Closing shall be true and correct copies (collectively with the financial statements referenced in the preceding sentence of this Section 4.1.6, the "Financial Statements").

               The Financial Statements present fairly the financial position of the ALTM Companies as of the dates thereof and the results of the ALTM Companies' operations and cash flows for the periods then ended, in accordance with GAAP, except that the non-year end Financial Statements described above are also subject to recurring year end adjustments, if any, that are normal in nature and amount. The ALTM Companies maintain systems of accounting, including, without limitation, systems of internal controls, which permit them to prepare financial statements that present fairly their respective financial positions and results of operations.

               4.1.7 Absence of Certain Liabilities. Other than liabilities and obligations covered by another representation and warranty of the ALTM Companies in Section 4.1 (such as Taxes, Environmental Matters and Compliance with Laws), it being the intention of the parties that any such liabilities and obligations shall be governed, if at all, by such other representations and warranties, none of the ALTM Companies have any material liabilities or obligations of any nature (whether absolute, accrued, contingent, due or to become due) except as set forth on the Disclosure Schedule or as and to the extent reflected and fully reserved against in the Financial Statements (including general reserves), none of the ALTM Companies has incurred any such liabilities or obligations of any nature other than those (i) reflected or reserved against in ALTM's Financial Statements, (ii) incurred in the ordinary course of business since the date thereof and not exceeding $100,000 individually, or (iii) as set forth on the Disclosure Schedule of the ALTM Companies.

               4.1.8 Absence of Changes. Except as expressly disclosed in the SEC Documents or as disclosed on the Disclosure Schedule in alphabetical order corresponding to the following subsections, since December 31, 2001 there has not been:

                            (a)     Any change or aggregate of changes in the
condition (financial or otherwise), business, assets, or liabilities of any of the ALTM Companies that would reasonably be expected to result in a Material Adverse Effect on any of the ALTM Companies;

                            (b)     Any change in the capitalization of any of
the ALTM Companies, including, without limitation, the issuance by any of the ALTM Companies of any shares of stock of any class, any subscriptions, options, warrants, convertible securities, rights, calls, agreements, commitments or rights affecting or relating in any manner whatsoever to any equitable interests in any of the ALTM Companies;

                            (c)     Any purchase, redemption or other
acquisition by any of the ALTM Companies, or any commitment, plan or agreement by any of the ALTM Companies to purchase, redeem or otherwise acquire any shares of their capital stock or other equitable interests;

                            (d)     Any merger or consolidation or agreement
to merge or consolidate by any of the ALTM Companies with another Person, or any purchase of or investment in or agreement to purchase or invest by any of the ALTM Companies in the business of another Person except as provided for by this Agreement;

                            (e)     Any declaration, payment or setting aside
by any of the ALTM Companies of any dividends or other distributions of any assets of any kind whatsoever to any of their shareholders or stockholders, as applicable, or other equitable owners, except for ordinary salary payments for services actually rendered and except for the Return of Capital Distribution by ALTM;

                            (f)     Any amendment to the articles of
incorporation or bylaws of any of the ALTM Companies;

                            (g)     Any increase in or modification of the
base compensation or rate of compensation, or commission, salaries or bonuses payable or to become payable by any of the ALTM Companies to any of their directors, officers, salaried employees earning more than $200,000 per annum, salesmen or agents;

                            (h)     Any change in any existing, or adoption of
or entering into any new, benefit plan or arrangement (whether written or oral) affecting any of the officers, directors, employees, salesmen or agents of any of the ALTM Companies, including, without limitation, any bonus, profit-sharing, pension, deferred compensation, severance or termination pay benefit, stock option, group life or health insurance or other similar plans, agreements or arrangements;

                            (i)     Any release, cancellation, modification or
waiver of any obligation, indebtedness, liability or Lien held by any of the ALTM Companies, unless such obligation, indebtedness, liability or Lien has been paid in full at the time of release;

                            (j)     Any waivers, compromises or settlements by
any of the ALTM Companies of any right or claim of any of the ALTM Companies in excess of $50,000 in the aggregate; or any institution or settlement of, or agreement to settle, any litigation, action or proceeding before any court or governmental body relating to any of the ALTM Companies or any of their properties;

                            (k)     Any mortgage, pledge or other subjection
to any Lien or option of any property, asset, right or business of any of the ALTM Companies, other than Permitted Liens and those incurred in the ordinary course of business;

                            (l)     Any assumptions or guarantees (except
endorsements of negotiable instruments in the ordinary course of business) by any of the ALTM Companies of the obligations of any Person, except in the ordinary course of business and consistent with past practice, but in no event in excess of $100,000 when all such assumptions, guarantees and endorsements are aggregated;

                            (m)    Any payment or satisfaction by any of the
ALTM Companies of any liability, obligation or indebtedness, other than (i) those reflected on the Financial Statements, (ii) those incurred in the ordinary course of business and consistent with past practice, or (iii) any reasonable attorneys' or accountants' fees incurred in connection with the transactions contemplated by this Agreement;

                            (n)     Any loan or advance, any commitment to
loan or advance, or any renewal, refunding or extension of any existing loan, made by any of the ALTM Companies to any Person, except in the ordinary course of business and consistent with past practice, but in no event any loan or advance, any commitment to loan or advance, or any renewal, refunding or extension of any existing loan, by any of the ALTM Companies to ALTM or any of their officers or directors or to any Affiliate of ALTM or any such officer or director;

                            (o)     Any actions taken or transactions entered
into by any of the ALTM Companies involving more than $100,000 in the aggregate, other than the ALTM Companies Permitted Transactions or in the ordinary course of business and consistent with past practice, or any capital expenditures or commitments therefore in excess of $100,000 in the aggregate, other than in the ordinary course of business;

                            (p)     Any creations, renewals, changes or
terminations, or any notice of any proposed renewal, change or termination of any contract, agreement, commitment, obligation, lease or license involving more than $100,000 in the aggregate or extending beyond three months from the date of this Agreement, to which any of the ALTM Companies is a party or by which any of the ALTM Companies or their property is bound, other than in the ordinary course of business;

                            (q)     Any sale, assignment, lease, abandonment
or other disposition by any of the ALTM Companies of any real property, or any sale, assignment, transfer, license, lapse, or other disposition by any of the ALTM Companies of any trademark, trade name, copyright (or pending application for any material trademark or copyright), or other intangible asset;

                            (r)     Any sale, assignment or transfer of any
contract, agreement, lease, or asset by any of the ALTM Companies, except the ALTM Companies Permitted Transactions or in the ordinary course of business and consistent with past practice;

                            (s)     Any general labor dispute, or threat of a
general labor dispute, or any attempt or threat of any attempt by a union to organize any employees of any of the ALTM Companies who are not now covered under an existing union or collective bargaining agreement;

                            (t)     Any lapse of any insurance policy or
coverage of any of the ALTM Companies, except for normal renewals and/or replacements;

                            (u)    Any damage, destruction or loss to the
business or properties of any of the ALTM Companies, whether or not covered by insurance, including, without limitation, any damage, destruction or loss as a result of fire, explosion, accident, earthquake, lightning, aircraft, vehicle, smoke, hail, flood, drought, storm, strike, work stoppage, lockout, sabotage, embargo, condemnation, riot, civil disturbance, vandalism or act of God or public enemy the result of which is a Material Adverse Effect on any of the ALTM Companies;
                            (v)     Any granting of powers of attorney by any
of the ALTM Companies; any change in their banking or safe deposit arrangements; any writing up or writing down of the carrying value of any of their assets; any change in their depreciation or amortization policies or rates heretofore adopted; or any change in any basic policy or practice by any of the ALTM Companies with respect to liquidity management and cash flow planning, lending, budgeting, pricing, profit and tax planning, personnel practices and accounting practices; or

                            (w)     Any other action taken or transaction
entered into by any of the ALTM Companies other than in the ordinary course of business, except as contemplated by this Agreement.

               4.1.9     Taxes.

                            (a)     Each of the ALTM Companies has duly and
timely filed all required federal, state, local and other tax returns, information returns, notices and reports (including, without limitation, income, property, sales, use, franchise, capital stock, excise, value added, employees' income withholding, social security and unemployment tax returns, notices and reports) (collectively the "Tax Returns") related to such ALTM Company heretofore due, and all such Tax Returns are correct, accurate and complete in all material respects;

                            (b)     All deposits required to be made by any of
the ALTM Companies with respect to any Tax (including, without limitation, estimated income, franchise and employee withholding Taxes) have been duly and timely made;

                            (c)     There has not been during the past five
(5) years any audits or examinations of any Tax Returns filed by any of the ALTM Companies, no audits or examinations of any Tax Returns of any of the ALTM Companies are in progress, and none of the ALTM Companies has been notified by any tax authority that any such audits or examinations are contemplated or pending;

                            (d)     All Taxes with respect to the ALTM
Companies that have become due and payable on or before December 31, 2001 have been timely paid in full or adequately reserved against on the Financial Statements, and all Taxes which have become due and payable subsequent to December 31, 2001 have been paid in full or adequately reserved against on their books of account and the amounts reflected on the Financial Statements and such books are sufficient for the payment of all unpaid Taxes with respect to the periods then ended and for all periods prior thereto. There are no Liens on any of the assets of any of the ALTM Companies that arose in connection with any failure (or alleged failure) to pay any Tax, except those that are not yet due and payable or are being contested in good faith by appropriate proceedings;

                            (e)     There are no agreements, waivers or other
arrangements providing for an extension of time with respect to the assessment or collection of any Tax against any of the ALTM Companies, nor are there any Proceedings now pending against any of the ALTM Companies in respect of any Tax, or any matters under discussion with any federal, state, local or foreign authority, or any claims for refund by the ALTM Companies for overpaid Taxes relating to any Taxes, or any claims for additional Taxes asserted by any such authority, and there is no basis for the assertion of any additional Taxes against any of the ALTM Companies;

                            (f)     None of the ALTM Companies has ever filed
a consent pursuant to Section 341(f) of the Code. None of the ALTM Companies has entered into a closing agreement pursuant to Section 7121 of the Code. None of the ALTM Companies are parties to any tax sharing or similar agreement;

                            (g)     To the Knowledge of ALTM Management, the
consummation of the transactions contemplated by this Agreement shall not result in the imposition of any additional Taxes on any of the ALTM Companies, except for Taxes relating to the consummation of the ALTM Companies Permitted Transactions;

                            (h)     None of the ALTM Companies has made any
payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that shall not be deductible under Section 280G of the Code;

                            (i)     Each of the ALTM Companies has withheld
and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party;

                            (j)     None of the assets of any of the ALTM
Companies constitutes Tax-exempt bond financed property or Tax-exempt use property within the meaning of Section 168 of the Code;

                            (k)     None of the ALTM Companies is a party to
any "safe harbor lease" that is subject to the provisions of Section 168(f)(8) of the Code as in effect prior to the Tax Reform Act of 1986, or to any "long-term contract" within the meaning of Section 460 of the Code;

                            (l)     There are no accounting method changes or
proposed or threatened accounting method changes of any of the ALTM Companies that could give rise to an adjustment under Section 481 of the Code for periods after the First Closing Date;

                            (m)     Each of the ALTM Companies has disclosed
(in accordance with Section 6662(d)(2)(B)(ii) of the Code) on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662(d) of the Code; and

                            (n)     For purposes of this Agreement, all
references to sections of the Code shall include any predecessor provisions to such sections and any similar provisions of state, local or foreign law.

               4.1.10   Disputes and Litigation.

                            (a)     There is no material suit, arbitration,
action, litigation, proceeding, investigation, claim, complaint or accusation pending (each a "Proceeding" and collectively the "Proceedings") of which any of the ALTM Companies has received written notice or, to the Knowledge of ALTM Management, threatened against or affecting any of the ALTM Companies, or any of their properties, assets or business or to which any of the ALTM Companies, is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and no facts are Known to ALTM Management which are reasonably likely to give rise to any such Proceeding, the result of which would reasonably be expected to result in a Material Adverse Effect on any of the ALTM Companies;

                            (b)     To the Knowledge of ALTM Management, there
is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances the result of which would reasonably be expected to result in a Material Adverse Effect on any of the ALTM Companies; and

                            (c)     There is no outstanding order, writ,
injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting any of the ALTM Companies or any of their properties, assets or business. None of the items nor aggregate of items listed in the Disclosure Schedule would, if adversely determined, reasonably be expected to have a Material Adverse Effect on any of the ALTM Companies.
To the Knowledge of ALTM Management, there is no Proceeding, formal or informal, pending or threatened which would give rise to any right of indemnification on the part of any director or officer of any of the ALTM Companies or any such person's heirs, executors or administrators as against any of the ALTM Companies.
               4.1.11 Compliance with Laws. Except for any noncompliance to be covered by any other representation and warranty of the ALTM Companies contained in Section 4.1 (for example, Taxes or Employees), it being the intention of the parties that such noncompliance shall be governed, if at all, by such other representations and warranties, the ALTM Companies presently are and have at all times since inception been in full compliance with any applicable federal, state, local, foreign and other laws, rules and regulations other than those where noncompliance would not reasonably be expected to have a Material Adverse Effect on the ALTM Companies, and the ALTM Companies have not received any written or, to the Knowledge of ALTM Management, oral notice of any claimed violation of any such law, rule or regulation which would reasonably be expected to have a Material Adverse Effect on the ALTM Companies. The ALTM Companies have filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental or quasi-governmental agency, including the SEC, and all such returns, reports, documents and information are true and complete in all respects except where such failure to file or inaccuracies would not be reasonably expected to result in a Material Adverse Effect on the ALTM Companies. All permits, licenses, orders, franchises and approvals of all federal, state, local and foreign governmental or quasi-governmental or regulatory bodies required of the ALTM Companies for the conduct of their businesses have been obtained, other than those where noncompliance would not reasonably be expected to have a Material Adverse Effect on the ALTM Companies, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no Proceeding, formal or informal, pending or, to the Knowledge of ALTM Management, threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval, except in each case where the same would not reasonably be expected to have a Material Adverse Effect on the ALTM Companies. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by the ALTM Companies, except in each case where the same would not reasonably be expected to have a Material Adverse Effect on the ALTM Companies. Neither the ALTM Companies, nor any officer, director, employee, shareholder or agent of the ALTM Companies has made any offer, payment, promise to pay, or authorization of the payment of any money, offer, gift, promise to give, or authorization of anything of value to any Person named or identified in Section 30A of the Exchange Act for any unlawful purpose described in Section 30A of the Exchange Act.

               4.1.12 Insurance. The Disclosure Schedule sets forth a true and complete list of all insurance policies (including the policy number, the name of the insurer, the amounts of coverage, the premium rate, the cash value, if any, the expiration date and the risks and losses insured against) maintained by any of the ALTM Companies on their properties, assets, products, businesses and personnel, and the ALTM Companies shall deliver copies of all such policies, agreements, studies and analyses to Hencie not later than fourteen (14) days after the date of this Agreement. All of the foregoing insurance policies are in full force and effect and are fully paid as to all premiums heretofore due. None of the ALTM Companies has failed to give any notice or present any material claim under such insurance policies in timely fashion, nor has any of the ALTM Companies received any written notification of the cancellation of any of such policies or that any of them shall not be renewed.

               4.1.13 Title to Properties. The properties and assets of the ALTM Companies consist of (a) all of the properties and assets reflected on the Financial Statements as owned by such ALTM Company and (b) all other properties and assets presently carried on the ALTM Companies' books as owned by such ALTM Company or used in their businesses at any time since December 31, 2001, except, in each case, properties and assets licensed, leased or as to which an ALTM Company otherwise has the right to use and assets subsequently disposed of, or are disposed of pursuant to the ALTM Companies Permitted Transactions. Except as set forth in the Disclosure Schedule, the ALTM Companies have good and marketable title to all of their respective properties and assets (whether real, personal, mixed, tangible or intangible) owned by them free and clear of all Liens, except Permitted Liens, if any.

               4.1.14 Real Property and Real Property Leases. The Disclosure Schedule contains a true and complete list of (a) all real property owned by the ALTM Companies, (b) all real estate leases to which any of the ALTM Companies is a party, and (c) all other material interests, if any, in real property owned or claimed by the ALTM Companies. To the Knowledge of ALTM Management, the ALTM Companies have all material easements and rights, including parking rights and easements for power lines, water lines, roadways and other access, necessary to conduct the businesses they now conduct and enjoy peaceful and undisturbed possession of all properties occupied by them. To the Knowledge of ALTM Management, neither the whole nor any portion of any real property owned, occupied or leased to or by the ALTM Companies has been rezoned or condemned or otherwise taken by any public authority and, to the Knowledge of ALTM Management, no such rezoning, condemnation or other taking is threatened or contemplated. None of the real properties owned, occupied or leased to or by the ALTM Companies, or the occupancy or operation thereof, constitutes a nuisance or violation of any law or any building, zoning or other ordinance, code or regulation or a violation of any private or public covenant or restriction, and no written notice from any governmental body or other Person has been served upon the ALTM Companies claiming any outstanding violation of any such law, ordinance, code, regulation, covenant or restriction, or requiring or calling attention to the need for any material amount of work, repairs, construction, alterations or installations on or in connection with any of such properties which has not been complied with. All leases of real property to which any of the ALTM Companies is a party are valid, binding and in full force and effect, and there exists no material default thereunder by the ALTM Companies or, to the Knowledge of ALTM Management, any other party thereto, nor has any events occurred which, with notice or lapse of time, or both, would constitute a material default by the ALTM Companies thereunder, and all rents heretofore payable under such leases have been paid in full. The ALTM Companies shall deliver to Hencie not later than fourteen (14) days after the date of this Agreement, true, correct and complete copies of all deeds to, and to the extent available, policies of title insurance with respect to, the real property listed on the Disclosure Schedule and true, correct and complete copies of all real estate leases listed on the Disclosure Schedule, including all amendments, modifications, letter agreements and assignments relating thereto.

               4.1.15 Equipment. The Disclosure Schedule contains a true and complete list of all equipment (including, without limitation, trade fixtures and motor vehicles) leased by the ALTM Companies with annual lease payments of $36,000 or more, including the name and address of each lessor and lessee, the expiration date of each lease, the monthly rent and any additional rent payable under each such lease. None of the ALTM Companies are in default under any such lease and to the Knowledge of ALTM Management, each such lease is valid, binding and in full force and effect. The ALTM Companies shall deliver to Hencie not later than fourteen (14) days after the date of this Agreement, true, correct and complete copies of all such leases, including all amendments, modifications, letter agreements and assignments relating thereto.

               4.1.16   Intellectual Property.

                            (a)     The ALTM Companies own or have the valid
right to use all Intellectual Property used in the conduct of the ALTM Business (the "ALTM IP Rights").

                            (b)     The Disclosure Schedule contains a true
and complete list of all registrations and applications made by or on behalf of the ALTM Companies of any patents, copyrights, trademarks, service marks, Internet domain names or Internet or World Wide Web URLs or addresses with any governmental or quasi-governmental authority.

                            (c)     There are no royalties, honoraria, fees or
other payments payable by the ALTM Companies to any third Person (other than salaries payable to employees and independent contractors not contingent on or related to use of their work product) as a result of the ownership, use, possession, license, sale, marketing, advertising or disposition of any ALTM IP Rights by the ALTM Companies and none shall become payable as a result of the consummation of the transactions contemplated by this Agreement.

                            (d)Neither the operation of ALTM Companies'
businesses, nor the sale or other exploitation of their products or services has resulted in the infringement or misappropriation of any Intellectual Property right of any other party; and there is no pending or, to the Knowledge of ALTM Management, threatened, claim or litigation alleging that the operation of ALTM Companies' businesses, or the sale or other exploitation of their products or services conflicts or shall conflict with the rights of any other party; nor, to the Knowledge of ALTM Management, is there any legitimate basis for any such assertion.

               4.1.17 Agreements. All of the contracts listed or required to be listed in Item 10 of the SEC Documents, other than those contracts which have been terminated or which have expired (collectively the "ALTM Contracts"), are valid and binding and in full force and effect against ALTM or any of the ALTM Companies that are parties thereto, and there exists no Breach or default by ALTM, or any event which, with notice or lapse of time or both, would constitute a material Breach or default by ALTM thereunder. The ALTM Companies shall deliver to Hencie not later than fourteen (14) days after the date of this Agreement, true and complete copies, including all amendments, modifications, letter agreements and assignments relating thereto, of all of the aforesaid written agreements and true and correct summaries of all such oral agreements.

               4.1.18 Indebtedness and Guaranties. The Disclosure Schedule sets forth a true and complete list of all promissory notes, loan agreements, security agreements and guarantees relating to indebtedness for borrowed money or money loaned to others to which any of the ALTM Companies is a party or obligor. None of the ALTM Companies have guaranteed any dividend, obligation or indebtedness of any Person (except for the endorsement of negotiable instruments in the ordinary course of business). All of the items of indebtedness set forth in the Disclosure Schedule or on the Financial Statements contained in the Quarterly Report of ALTM on Form 10-QSB for the quarter ended December 31, 2001 are valid and binding and in full force and effect as against ALTM and any ALTM Company (as applicable) and there exists no Breach or default by the ALTM Companies, or any event which with notice or lapse of time or both, would constitute a Breach or default by the ALTM Companies or, to the Knowledge of ALTM Management, any other parties thereto.

               4.1.19 Debts to and from Related Parties. There presently is no indebtedness owing to any of the ALTM Companies by, or any contractual agreements between any of the ALTM Companies and any shareholder, director, or officer of the ALTM Companies (each a "Related Person" and collectively the "Related Persons"), any Family Member of any of the Related Persons, or to the Knowledge of ALTM Management, any "Affiliate" or "Associate" (as such terms are defined in Rule 405 of the Securities Act) of any of the Related Persons, and none of the Related Persons or any Affiliate or Associate of any of the Related Persons owns any material property or rights, tangible or intangible (other than an equitable interest), used in any of the ALTM Companies' businesses. Except as set forth on the Financial Statements, none of the ALTM Companies is indebted to any of the Related Persons, or to the Knowledge of ALTM Management, to any Affiliate or Associate of any of the Related Persons, in any amount whatsoever, other than, to the Knowledge of ALTM Management, for payment of salaries, normal Fringe Benefits and compensation for services actually rendered to the ALTM Companies in the ordinary course of their businesses. Neither ALTM, any of the Related Persons nor any Affiliate or Associate of any of the Related Persons has any material claim or right against the ALTM Companies.

               4.1.20 Banking Arrangements and Powers of Attorney. The Disclosure Schedule sets forth a true and complete list of the name of each bank in or with which any of the ALTM Companies has an account, credit line or safety deposit box, and a brief description of each such account, credit line or safety deposit box, including the names of all persons authorized to draw thereon or having access thereto; and the names of all persons, if any, now holding powers of attorney from the ALTM Companies and a summary statement of the terms thereof.

               4.1.21 Articles of Incorporation and Bylaws. Not later than fourteen (14) days after the date of this Agreement, each ALTM Company shall deliver to Hencie true and complete copies of its articles of incorporation and bylaws. All such articles of incorporation and bylaws were duly adopted and are in full force and effect, and there are no amendments or modifications thereto except as included in said articles of incorporation and bylaws.

               4.1.22 Books and Records. The minute books of the ALTM Companies contain accurate records of all actions taken by the shareholders or stockholders, as applicable, and directors of the ALTM Companies. The books, records and accounts of the ALTM Companies, all of which have been made available to Hencie, have been maintained in accordance with the requirements of Section 13(b)(2) of the Exchange Act, including the maintenance of an adequate system of internal controls. The stock certificate books and stock transfer ledgers of the ALTM Companies are correct and complete and reflect accurately the number of shares of stock owned and/or held by the shareholders or stockholders of the ALTM Companies, as applicable.

               4.1.23   ERISA.

                            (a)     The Disclosure Schedule lists each
employee benefit plan, program, arrangement and contract (including each "employee benefit plan" as defined in ERISA Section 3(3)), and any bonus, deferred compensation, stock bonus, stock, purchase, restricted stock, stock option, employment, termination, stay agreement or bonus, value appreciation, change in control and severance plan, program, arrangement or contract that any ALTM Company maintains or ever has maintained, or to which any of the ALTM Companies contributes, ever has contributed or ever has been required to contribute (each an "Employee Benefit Plan"). Each Employee Benefit Plan (and each related trust, insurance contract or fund) complies in form and in operation in all respects with the applicable requirements of all laws, rules and regulations governing or applying to such Employee Benefit Plan, including, without limitation, ERISA and the Code, and each such Employee Benefit Plan has been operated in accordance with its terms, except as shall not have a Material Adverse Effect on any of the ALTM Companies. No liability has been incurred and there exists no condition or circumstance which could result in any liability to any of the ALTM Companies under ERISA, the Code or any other applicable law, other than liability for benefits due under the appropriate Employee Benefit Plan. All contributions (including all employer and employee salary reduction contributions) which are due have been paid in a timely manner to each such Employee Benefit Plan which is an "employee pension benefit plan" (as defined in ERISA Section 3(2) (hereinafter, an "Employee Pension Benefit Plan")) or otherwise is an "employee benefit plan" (as defined in ERISA Section 3(3)). None of the ALTM Companies has engaged in or permitted to occur and, to the Knowledge of ALTM Management, no other party has engaged in or permitted to occur, any transaction prohibited by ERISA
Section 406 or "prohibited transaction" under Code Section 4975(c) or any breach of fiduciary duty under ERISA with respect to any Employee Benefit Plan, except for any transactions which are exempt under ERISA Section 408 or Code Section 4975. All filings required by ERISA and the Code as to each Employee Benefit Plan have been timely filed, and all notices and disclosures to participants required by either ERISA or the Code, including all notices required under ERISA Section 601 et seq. and Code Section 4980B, have been timely provided. Each of the ALTM Companies has complied with all of the provisions of Parts 6 and 7 of Title I of ERISA and Code Section 4980B. Each of the ALTM Companies has delivered or made available to Hencie correct and complete copies of the plan documents or contracts and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, where applicable, the most recent Form 5500 Annual Report, where applicable, all related trust agreements, insurance contracts and other funding agreements which implement each Employee Benefit Plan, and such other documents requested by Hencie with respect to each Employee Benefit Plan.

                            (b)     No action, suit, proceeding, hearing or
investigation with respect to the administration or the investment of the assets of any Employee Benefit Plan is pending or, to the Knowledge of ALTM Management, threatened, except for routine claims for benefits under such plans.

                            (c)     The Disclosure Schedule lists all
contracts with third-party administrators, insurers, actuaries, investment managers, consultants and other independent contractors that relate to any Employee Benefit Plan.

                            (d)     None of the ALTM Companies has or has ever
had any ERISA Affiliate other than the ALTM Companies. No Employee Pension Benefit Plan is or has ever been subject to Title IV of ERISA or Code Section 412.

                            (e)     No employee of any ALTM Company shall be
entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Employee Benefit Plan as a result of the transactions contemplated by this Agreement. No Person is entitled to receive any additional payment from any of the ALTM Companies or any other party in the event that the excise tax of Code Section 4999 is imposed on that Person.

               4.1.24   Employees.

                            (a)     The Disclosure Schedule sets forth a true
and complete list of: (i) all collective bargaining agreements to which any of the ALTM Companies is a party; (ii) all employment, profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consultant, retirement, welfare and incentive plans, agreements or contracts, written or, to the Knowledge of ALTM Management, oral, to which any of the ALTM Companies is a party; (iii) all written and, to the Knowledge of ALTM Management, oral agreements and plans to which any of the ALTM Companies is a party and which constitute "Fringe Benefits" to their employees or salesmen, including, without limitation, group life and health insurance, vacation plans or programs, sick leave plans or programs, termination or severance pay programs and employee discounts; and (iv) the name and current annual compensation of each director and each officer of the ALTM Companies, and of each employee thereof whose current annual salary and/or estimated current annual commission is $50,000 or more, together with such person's job title and amounts and forms of compensation and Fringe Benefits. The ALTM Companies shall deliver to Hencie not later than fourteen (14) days after the date of this Agreement, true and complete copies of all written, and correct summaries of all oral, contracts, agreements, plans and programs set forth in the Disclosure Schedule.

                            (b)     To the Knowledge of ALTM Management, all
of the aforesaid contracts, agreements, plans and programs are in full compliance with all applicable federal, state and local laws, and the ALTM Companies are in full compliance with all federal, state and local laws respecting employment, wages and hours in each case except to the extent as would not reasonably be expected to have a Material Adverse Effect on the ALTM Companies. To the Knowledge of ALTM Management, the ALTM Companies are in full compliance with all applicable federal and state laws and regulations respecting occupational safety and health standards other than those where noncompliance would not reasonably be expected to have a Material Adverse Effect on the ALTM Companies and the ALTM Companies have received no written complaints from any federal or state agency or regulatory body alleging outstanding violations of any such laws and regulations.

                            (c)     The ALTM Companies are in full compliance
in all material respects with the terms of all contracts, agreements, plans and programs described above. To the Knowledge of ALTM Management, and except as provided for in an employment contract, agreement, plan or program which has been provided to Hencie prior to the First Closing, the employment of all persons and officers employed by the ALTM Companies is terminable at will, without any penalty or severance obligation of any kind on the part of the employer, and the consummation of the transactions contemplated by this Agreement shall not by themselves trigger any payments to any officers, directors or employees of the ALTM Companies. All sums due for employee compensation and benefits and all vacation time owing to any employees have been duly and adequately accrued on the books of the ALTM Companies pursuant to past practice. To the Knowledge of ALTM Management, all employees of the ALTM Companies located in the United States are either United States citizens or are authorized to be employed in the United States in accordance with all applicable laws. To the Knowledge of ALTM Management, the ALTM Companies have not been informed that any key employee or material consultant, distributor, representative, advisor, salesman, agent, customer or supplier of the ALTM Companies shall terminate his or her employment or cease to do business with the ALTM Companies after the First Closing Date.

                            (d)     None of the ALTM Companies has experienced
since December 31, 2001, any general labor troubles or strife, work stoppages, slowdowns by their employees. To the Knowledge of ALTM Management, none of the ALTM Companies has experienced since December 31, 2001 any union or collective bargaining organization efforts or negotiations, or requests for negotiations, for any representation or any labor contract relating to any employees of the ALTM Companies not covered by a union or collective bargaining agreement as of December 31, 2001.

                            (e)     The ALTM Companies with employees in the
States of Florida, Illinois, Massachusetts, Michigan and Minnesota; respectively, subscribe to, or are otherwise insured under, the worker's compensation or similar statute in the States of Florida, Illinois, Massachusetts, Michigan and Minnesota with respect to such employees. The Disclosure Schedule describes all claims filed by employees of the ALTM Companies in respect of employment-related injury or illness from January 1, 1997 through the date hereof. None of the ALTM Companies has received any report or notice from the Occupational Safety and Health Administration.

               4.1.25 No Conflicts of Interest. The Disclosure Schedule sets forth a list of all agreements which the ALTM Companies have with their Representatives, consultants, distributors, and salesmen that prohibit or restrain such individuals from competing with the ALTM Companies in their respective businesses. None of the ALTM Companies or ALTM, owns, directly or indirectly, a controlling interest in, or is an employee of, any Person which is a customer, supplier, competitor or potential competitor of any of the ALTM Companies; neither does any of the ALTM Companies nor to the Knowledge of ALTM Management, any of the aforesaid individuals control the management or policies of any Person which is a customer, supplier, competitor or potential competitor of any of the ALTM Companies by means of a management contract or otherwise.

               4.1.26   Environmental Matters.

                            (a)     To the Knowledge of ALTM Management, the
ALTM Companies are in compliance with all applicable Environmental Laws and none of the ALTM Companies has received any written communication from any Person that alleges that any of the ALTM Companies are not in compliance with applicable Environmental Laws. No underground storage tanks are now or, to the Knowledge of ALTM Management, have ever been, located on any of the real property owned by any ALTM Company.

                            (b)     There is no Environmental Claim pending
or, to the Knowledge of ALTM Management, overtly threatened (i) against any of the ALTM Companies, (ii) against any Person whose liability for any Environmental Claim any of the ALTM Companies have retained or assumed either contractually or, to the Knowledge of ALTM Management, by operation of law, or
(iii) against any real or personal property or operations which is now or, to the Knowledge of ALTM Management, has been previously owned, leased, operated or managed, in whole or in part, based on activities conducted by any of the ALTM Companies.
               4.1.27 No Solicitation or Negotiation. ALTM has not made any agreement to sell the stock, business or any material asset of any of the ALTM Companies to another Person, or to merge, consolidate or combine the assets or the business of any of the ALTM Companies with another Person, except for the ALTM Companies Permitted Transactions, and none of the ALTM Companies are currently engaged in negotiations or discussions concerning any other sale of the stock, or the sale, merger or combination of any material asset or business of any of the ALTM Companies to or with another (except for the ALTM Companies Permitted Transactions).

               4.1.28 Letter from Tax Advisor. The ALTM Companies have received a letter from PWC dated the date hereof to the effect that, as of such date, the Return of Capital Distribution shall be characterized substantially as a return of capital rather than a taxable dividend for tax purposes, subject to the accuracy of the assumptions and conditions set forth in such letter. A copy of such letter has been delivered to Hencie.

               4.1.29 Receivables. To the Knowledge of ALTM Management, all notes and accounts receivable in amounts in excess of $50,000 of any of the ALTM Companies reflected in the Financial Statements and all those arising since December 31, 2001 have arisen in the ordinary course of business and are, or shall be, fully collectible, net of applicable reserves, when due after collection efforts in the aggregate face amounts thereof.

               4.1.30 SEC Documents. ALTM has heretofore delivered or made available to Hencie true and complete copies of all registration statements filed under the Securities Act and reports, statements (including definitive proxy statements) and other filings filed under Sections 13(a), 14(a), 14(c) and 15(d) of the Exchange Act with the SEC (collectively the "SEC Documents") which are all the documents (other than preliminary material and reports required pursuant to Section 13(d) or 13(g) of the Exchange Act) that ALTM was required to file with the SEC since January 1, 1998. As of their respective dates, each of the SEC Documents complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements of ALTM included in the SEC Documents comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by the SEC) and fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount) the consolidated financial position of ALTM as at the dates thereof and the consolidated results of its operations and cash flows or changes in financial position for the periods then ended.

               4.1.31 Proxy Statement. The proxy statement filed by ALTM with the SEC related to the transactions contemplated hereby (the "Proxy Statement") shall comply in all material respects as to form with the provisions of the Securities Act and the rules and regulations thereunder.
The Proxy Statement shall not on the date the Proxy Statement is first mailed to the ALTM Shareholders, nor at the date of the ALTM Shareholders' Meeting nor at the First Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the ALTM Shareholders' Meeting which has become false or misleading; provided, however, that notwithstanding anything in this Agreement to the contrary, no representation or warranty is made in this Agreement by ALTM with respect to information provided by, or portions of the Proxy Statement based upon or derived from information provided by Hencie expressly for use in the Proxy Statement.

               4.1.32 Vote Required. The affirmative vote of the holders of a majority of the ALTM Common Stock outstanding on the record date set for the ALTM Shareholders' Meeting is the only vote of the holders of any of ALTM's capital stock necessary to approve this Agreement and the transactions contemplated hereby, including, without limitation, the issuance of New ALTM Common Stock.

               4.1.33   Board Approval.  The Board of Directors of ALTM has
(i) approved this Agreement and the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of and on terms that are fair to the ALTM Shareholders and (iii) recommended that the ALTM Shareholders approve this Agreement and the consummation of the transactions contemplated hereby.

     4.2 Additional Representations and Warranties of New ALTM. To induce Hencie and the Stockholders to enter into this Agreement and to consummate the transactions contemplated hereby, New ALTM represents and warrants as follows (each such representation and warranty being qualified in its entirety by the disclosures set forth in the Disclosure Schedule of the ALTM Companies):

               4.2.1 Authority; Good Standing. New ALTM is a corporation validly existing and in good standing under the laws of the State of Delaware.

               4.2.2 Capitalization of New ALTM. The authorized capital stock of New ALTM consists solely of 50,000,000 shares of New ALTM Common Stock, of which 100 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.01 per share, of New ALTM, of which no shares are issued and outstanding. No other shares of capital stock of New ALTM are issued and outstanding. On the date hereof, all the issued and outstanding shares of capital stock of New ALTM are owned and held solely by ALTM, free and clear of any Lien. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by New ALTM which provide for the purchase, issuance or transfer of any shares of the capital stock of New ALTM, nor are there any outstanding securities granted or issued by New ALTM that are convertible into or exchangeable for any shares of the capital stock of New ALTM, and none are authorized.

               4.2.3     Validity and Authorization; Corporate Power and
Authority.

                            (a)     New ALTM has full corporate power and
authority to execute, deliver and perform this Agreement, the Related Agreements and the other instruments called for by this Agreement to which it is or is to be a party. This Agreement has been duly authorized, executed and delivered by New ALTM and shall constitute a legal, valid and binding obligation of New ALTM, enforceable against New ALTM in accordance with its terms, except as such enforcement may be limited by the Equitable Defenses.

                            (b)     When the Related Agreements and the other
instruments called for by this Agreement to which New ALTM is a party are executed and delivered at the First Closing, such Related Agreements and instruments shall have been duly authorized, executed and delivered by New ALTM, and shall constitute the legal and binding obligations of New ALTM, enforceable against New ALTM in accordance with their terms, except as such enforcement may be limited by the Equitable Defenses.

               4.2.4 Execution; No Violations. The execution and delivery of this Agreement and each of the Related Agreements by New ALTM does not, and the consummation by New ALTM of the transactions contemplated hereby and thereby shall not: (a) violate, conflict with, modify, result in the incurrence of any prepayment penalties or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any certificate of incorporation, bylaw, Lien, indenture, lease, agreement, instrument, order, injunction, decree, or judgment to which New ALTM is a party or by which New ALTM or any of its property is bound; (b) result in the creation of any Lien on any property or asset (whether real, personal, mixed, tangible or intangible) of New ALTM; (c) violate any law, rule or regulation applicable to New ALTM; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on New ALTM or any of its activities, except in each case as would not reasonably be expected to have a Material Adverse Effect on New ALTM.

               4.2.5 Governmental and Other Consents. Except for the filing of the certificates of merger contemplated by Sections 1.3(a) and (b), no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of New ALTM in connection with the execution or delivery of this Agreement, the Related Agreements or the consummation by New ALTM of the transactions contemplated hereby and thereby, except as would not reasonably be expected to have a Material Adverse Effect on New ALTM.

               4.2.6 Reincorporation, Stock Acquisition and Combination Consideration. The Reincorporation Consideration, Stock Acquisition Consideration and Combination Consideration when issued and delivered in accordance with the terms hereof shall be duly authorized and validly issued, fully paid and nonassessable and free and clear of any preemptive rights or Liens through New ALTM.

               4.2.7 Board Approval. The Board of Directors of New ALTM has (i) approved this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition and the other transactions contemplated hereby and thereby, including, without limitation, the issuance of New ALTM Common Stock and New ALTM Options, (ii) determined that this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition and the other transactions contemplated hereby and thereby are advisable and in the best interests of and are on terms that are fair to the sole stockholder of New ALTM and (iii) recommended that the sole stockholder of New ALTM approve this Agreement, the Related Agreements, and the consummation of the Reincorporation, the Stock Acquisition and the other transactions contemplated hereby and thereby.

     4.3 Additional Representations and Warranties of Combination Sub. To induce Hencie and the Stockholders to enter into this Agreement and to consummate the transactions contemplated hereby, Combination Sub represents and warrants as follows (each such representation and warranty being qualified in its entirety by the disclosures set forth in the Disclosure Schedule of the ALTM Companies):

               4.3.1 Authority; Good Standing. Combination Sub is a corporation validly existing and in good standing under the laws of the State of Delaware.

               4.3.2 Capitalization of Combination Sub. The authorized capital stock of Combination Sub consists solely of 100 shares, no par value per share, of common stock of Combination Sub ("Combination Sub Common Stock"), of which 100 shares are issued and outstanding. No other shares of capital stock of Combination Sub are issued and outstanding. On the date hereof, all the issued and outstanding shares of capital stock of Combination Sub are owned and held solely by New ALTM, free and clear of any Lien. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by Combination Sub which provide for the purchase, issuance or transfer of any shares of the capital stock of Combination Sub, nor are there any outstanding securities granted or issued by Combination Sub that are convertible into or exchangeable for any shares of the capital stock of Combination Sub, and none are authorized.

               4.3.3     Validity and Authorization; Corporate Power and
Authority.

                            (a)     Combination Sub has full corporate power
and authority to execute, deliver and perform this Agreement, the Related Agreements and the other instruments called for by this Agreement to which it is or is to be a party. This Agreement has been duly authorized, executed and delivered by Combination Sub and shall constitute a legal, valid and binding obligation of Combination Sub, enforceable against Combination Sub in accordance with its terms, except as such enforcement may be limited by the Equitable Defenses.

                            (b)     When the Related Agreements and the other
instruments called for by this Agreement to which Combination Sub is a party are executed and delivered at the First Closing, such Related Agreements and instruments shall have been duly authorized, executed and delivered by Combination Sub, and shall constitute the legal and binding obligations of Combination Sub, enforceable against Combination Sub in accordance with their terms, except as such enforcement may be limited by the Equitable Defenses.

               4.3.4 Execution; No Violations. The execution and delivery of this Agreement and each of the Related Agreements by Combination Sub does not, and the consummation by Combination Sub of the transactions contemplated hereby and thereby shall not: (a) violate, conflict with, modify, result in the incurrence of any prepayment penalties or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any certificate of incorporation, bylaw, Lien, indenture, lease, agreement, instrument, order, injunction, decree, or judgment to which Combination Sub is a party or by which Combination Sub or any of its property is bound; (b) result in the creation of any Lien on any property or asset (whether real, personal, mixed, tangible or intangible) of Combination Sub; (c) violate any law, rule or regulation applicable to Combination Sub; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on Combination Sub or any of its activities, except in each case as would not reasonably be expected to have a Material Adverse Effect on Combination Sub.

               4.3.5 Governmental and Other Consents. Except for the filing of the certificate of merger contemplated by Section 1.3(c), no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of Combination Sub in connection with the execution or delivery of this Agreement, the Related Agreements or the consummation by Combination Sub of the transactions contemplated hereby and thereby, except as would not reasonably be expected to have a Material Adverse Effect on Combination Sub.

               4.3.6 Board Approval. The Board of Directors of Combination Sub has (i) approved this Agreement, the Combination and the other transactions contemplated hereby, (ii) determined that this Agreement, the Combination and the other transactions contemplated hereby are advisable and in the best interests of and are on terms that are fair to the sole stockholder of Combination Sub and (iii) recommended that the sole stockholder of Combination Sub approve this Agreement and the consummation of the Combination and the other transactions contemplated hereby.

     4.4 Representations and Warranties of the Hencie Companies. To induce the ALTM Companies to enter into this Agreement and to consummate the transactions contemplated hereby, Hencie, on behalf of itself and Hencie Consulting, represents and warrants to the ALTM Companies as follows (each such representation and warranty being qualified in its entirety by the disclosures set forth in the Disclosure Schedule of the Hencie Companies):

               4.4.1 Corporate Existence and Authority. Each of the Hencie Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as indicated on the Disclosure Schedule. Each of the Hencie Companies has all requisite corporate power and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Each of the Hencie Companies is qualified to do business as a foreign corporation and is in good standing in each state, nation or other jurisdiction listed on the Disclosure Schedule, being each state, nation or other jurisdiction wherein the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except for any state, nation or other jurisdiction where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect on Hencie or the Hencie Companies taken as a whole.

               4.4.2 Capitalization of the Hencie Companies. The authorized capital stock of Hencie consists solely of 25,000,000 shares of Hencie Common Stock, of which 17,264,522 shares are issued and outstanding and 50,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding. The authorized capital stock of Hencie Consulting consists solely of 10,000,000 shares of common stock, no par value per share, of which 2,500,000 shares are issued and outstanding and 5,000 shares of junior preferred stock, par value $0.01 per share, of which 100 shares are issued and outstanding and designated as Series A Junior Preferred Stock. No other shares of capital stock of the Hencie Companies are issued and outstanding. On the date hereof, all the issued and outstanding shares of capital stock of Hencie Consulting are owned and held solely by Hencie free and clear of any Lien and Hencie is the record and beneficial owner of such shares. All of the issued and outstanding shares of capital stock of the Hencie Companies have been duly authorized and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by any of the Hencie Companies which provide for the purchase, issuance or transfer of any shares of the capital stock of any of the Hencie Companies, nor are there any outstanding securities granted or issued by any of the Hencie Companies that are convertible into or exchangeable for any shares of the capital stock of any of the Hencie Companies, and none are authorized except pursuant to this Agreement and employee benefit plans of Hencie. None of the Hencie Companies are obligated or committed to purchase, redeem or otherwise acquire any shares of capital stock of the Hencie Companies. All presently exercisable voting rights in the Hencie Companies are vested exclusively in outstanding shares of Hencie Common Stock, each share of which is entitled to one vote on every matter to come before the stockholders. There are no voting trusts or other voting arrangements with respect to any shares of capital stock of the Hencie Companies except as contemplated by this Agreement. Hencie's only subsidiary is Hencie Consulting.

               4.4.3 Validity and Authorization; Corporate Power and Authority. Each of the Hencie Companies has full corporate power and authority to execute, deliver and perform this Agreement, the Related Agreements and the other instruments called for by this Agreement to which it is or is to be a party. This Agreement has been duly authorized, executed and delivered by Hencie and constitutes the legal, valid and binding obligation of Hencie, enforceable against the Hencie Companies in accordance with its terms, except as such enforcement may be limited by the Equitable Defenses.

               When the Related Agreements and the other instruments called for by this Agreement to which any of the Hencie Companies is a party are executed and delivered at the First Closing, such Related Agreements and instruments shall have been duly authorized, executed and delivered by each such Hencie Company, enforceable against each such Hencie Company in accordance with their terms, except as such enforcement may be limited by the Equitable Defenses.

               4.4.4 Execution; No Violations. The execution and delivery of this Agreement and each of the Related Agreements by each of the Hencie Companies does not, and the consummation by the Hencie Companies of the transactions contemplated hereby and thereby shall not: (a) violate, conflict with, modify, result in the incurrence of any prepayment penalties or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any articles or certificate of incorporation, bylaw, Lien, indenture, lease, agreement, instrument, order, injunction, decree, or judgment to which any of the Hencie Companies are a party or by which any of them or any of their properties are bound; (b) result in the creation of any Lien on any property or asset (whether real, personal, mixed, tangible or intangible) of any of the Hencie Companies; (c) violate any law, rule or regulation applicable to any of the Hencie Companies; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on any of the Hencie Companies or any of their respective activities, except in each case as would not reasonably be expected to have a Material Adverse Effect on Hencie or the Hencie Companies taken as a whole.

               4.4.5 Governmental and Other Consents. Except for the filing of the certificates of merger contemplated by Section 1.3, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of Hencie or any Hencie Company in connection with the execution or delivery of this Agreement, the Related Agreements or the consummation by them of the transactions contemplated hereby and thereby, except as would not reasonably be expected to have a Material Adverse Effect on Hencie or the Hencie Companies taken as a whole.

               The Disclosure Schedule lists all consents, approvals or authorizations of third Persons, required in connection with Hencie's valid execution, delivery or performance of this Agreement and the Related Agreements to which it is a party or the consummation of any of the transactions contemplated hereby or thereby on the part of any of them (collectively the "Hencie Consents"), including, without limitation, the consents required under the Hencie Contracts, except, in each case, as would not reasonably be expected to have a Material Adverse Effect on Hencie or the Hencie Companies taken as a whole.

               4.4.6 Hencie Financial Statements. The audited combined balance sheet for the Hencie Companies at December 31, 2001 and the related statement of profit and loss and cash flows for the one-year period then ended and to be delivered to ALTM by Hencie are true and correct copies. When delivered pursuant to this Agreement, the similar financial statements for each additional month after December 31, 2001 and ending more than thirty (30) Business Days before the First Closing shall be true and correct copies (collectively with the financial statements referenced in the preceding sentence of this Section 4.4.6, the "Hencie Financial Statements").

               The Hencie Financial Statements present fairly the financial position of the Hencie Companies as of the dates thereof and the results of the Hencie Companies' operations and cash flows for the periods then ended, in accordance with GAAP, except that the non-year end Hencie Financial Statements described above are also subject to recurring year end adjustments, if any, that are normal in nature and amount. The Hencie Companies maintain systems of accounting, including, without limitation, systems of internal controls, which permit them to prepare financial statements that present fairly their respective financial positions and results of operations.

               The financial forecasts (the "Hencie Financial Forecasts") prepared by the management of Hencie and delivered to ALTM dated as of December 31, 2001 have been prepared by the management of Hencie in good faith and reflect Hencie's best estimate of the future results of operations and financial conditions for the periods and as of the date specified in such forecasts. All material assumptions underlying the forecasts have been set forth in writing as a part of such forecasts and the management of Hencie believes that all assumptions underlying the forecasts are reasonable.

               4.4.7 Absence of Certain Liabilities. Other than liabilities and obligations covered by another representation and warranty of the Hencie Companies in Section 4.4 (such as Taxes, Environmental Matters and Compliance with Laws), it being the intention of the parties that any such liabilities and obligations shall be governed, if at all, by such other representations and warranties, none of the Hencie Companies have any material liabilities or obligations of any nature (whether absolute, accrued, contingent, due or to become due) except as set forth on the Disclosure Schedule or as and to the extent reflected and fully reserved against in the Hencie Financial Statements (including general reserves), none of the Hencie Companies has incurred any such liabilities or obligations of any nature other than those (i) reflected or reserved against in the Hencie Financial Statements, (ii) incurred in the ordinary course of business since the date thereof and not exceeding $100,000 individually, or (iii) as set forth on the Disclosure Schedule of the Hencie Companies.

               4.4.8 Absence of Changes. Except as expressly disclosed on the Disclosure Schedule in alphabetical order corresponding to the following subsections, since December 31, 2001 there has not been:

                            (a)     Any change or aggregate of changes in the
condition (financial or otherwise), business, assets, or liabilities of any of the Hencie Companies that would reasonably be expected to result in a Material Adverse Effect on any of the Hencie Companies;

                            (b)     Any change in the capitalization of any of
the Hencie Companies, including, without limitation, the issuance by any of the Hencie Companies of any shares of stock of any class, any subscriptions, options, warrants, convertible securities, rights, calls, agreements, commitments or rights affecting or relating in any manner whatsoever to any equitable interests in any of the Hencie Companies;

                            (c)     Any purchase, redemption or other
acquisition by any of the Hencie Companies, or any commitment, plan or agreement by any of the Hencie Companies to purchase, redeem or otherwise acquire any shares of their capital stock or other equitable interests;

                            (d)     Any merger or consolidation or agreement
to merge or consolidate by any of the Hencie Companies with another Person, or any purchase of or investment in or agreement to purchase or invest by any of the Hencie Companies in the business of another Person except as provided for by this Agreement;

                            (e)     Any declaration, payment or setting aside
by any of the Hencie Companies of any dividends or other distributions of any assets of any kind whatsoever to any of their stockholders or shareholders, as applicable, or other equitable owners, except for ordinary salary or other employment payments for services actually rendered;

                            (f)     Any amendment to the articles of
incorporation or bylaws of any of the Hencie Companies;

                            (g)     Any increase in or modification of the
base compensation or rate of compensation, or commission, salaries or bonuses payable or to become payable by any of the Hencie Companies to any of their directors, officers, salaried employees earning more than $200,000 per annum, salesmen or agents;

                            (h)     Any change in any existing, or adoption of
or entering into any new, benefit plan or arrangement (whether written or oral) affecting any of the officers, directors, employees, salesmen or agents of any of the Hencie Companies, including, without limitation, any bonus, profit-sharing, pension, deferred compensation, severance or termination pay benefit, stock option, group life or health insurance or other similar plans, agreements or arrangements;

                            (i)     Any release, cancellation, modification or
waiver of any obligation, indebtedness, liability or Lien held by any of the Hencie Companies, unless such obligation, indebtedness, liability or Lien has been paid in full at the time of release;

                            (j)     Any waivers, compromises or settlements by
any of the Hencie Companies of any right or claim of any of the Hencie Companies in excess of $50,000 in the aggregate; or any institution or settlement of, or agreement to settle, any litigation, action or proceeding before any court or governmental body relating to any of the Hencie Companies or any of their properties;

                            (k)     Any mortgage, pledge or other subjection
to any Lien or option of any property, asset, right or business of any of the Hencie Companies, other than Permitted Liens and those incurred in the ordinary course of business;

                            (l)     Any assumptions or guarantees (except
endorsements of negotiable instruments in the ordinary course of business) by any of the Hencie Companies of the obligations of any Person, except in the ordinary course of business and consistent with past practice, but in no event in excess of $100,000 when all such assumptions, guarantees and endorsements are aggregated;

                            (m)     Any payment or satisfaction by any of the
Hencie Companies of any liability, obligation or indebtedness, other than (i) those reflected on the Hencie Financial Statements, (ii) those incurred in the ordinary course of business and consistent with past practice, or (iii) any reasonable attorneys' or accountants' fees incurred in connection with the transactions contemplated by this Agreement;

                            (n)     Any loan or advance, any commitment to
loan or advance, or any renewal, refunding or extension of any existing loan, made by any of the Hencie Companies to any Person, except in the ordinary course of business and consistent with past practice, but in no event any loan or advance, any commitment to loan or advance, or any renewal, refunding or extension of any existing loan, by any of the Hencie Companies to Hencie or any of their officers or directors or to any Affiliate of Hencie or any such officer or director;

                            (o)     Any actions taken or transactions entered
into by any of the Hencie Companies involving more than $100,000 in the aggregate, other than the Hencie Permitted Transactions or in the ordinary course of business and consistent with past practice, or any capital expenditures or commitments therefore in excess of $100,000 in the aggregate, other than in the ordinary course of business;

                            (p)     Any creations, renewals, changes or
terminations, or any notice of any proposed renewal, change or termination of any contract, agreement, commitment, obligation, lease or license involving more than $100,000 in the aggregate or extending beyond three months from the date of this Agreement, to which any of the Hencie Companies is a party or by which any of the Hencie Companies or their property is bound, other than in the ordinary course of business;

                            (q)     Any sale, assignment, lease, abandonment
or other disposition by any of the Hencie Companies of any real property, or any sale, assignment, transfer, license, lapse, or other disposition by any of the Hencie Companies of any trademark, trade name, copyright (or pending application for any material trademark or copyright), or other intangible asset;

                            (r)     Any sale, assignment or transfer of any
contract, agreement, lease, or asset by any of the Hencie Companies, except the Hencie Permitted Transactions or in the ordinary course of business and consistent with past practice;

                            (s)     Any general labor dispute, or threat of a
general labor dispute, or any attempt or threat of any attempt by a union to organize any employees of any of the Hencie Companies who are not now covered under an existing union or collective bargaining agreement;

                            (t)     Any lapse of any insurance policy or
coverage of any of the Hencie Companies, except for normal renewals and/or replacements;

                            (u)     Any damage, destruction or loss to the
business or properties of any of the Hencie Companies, whether or not covered by insurance, including, without limitation, any damage, destruction or loss as a result of fire, explosion, accident, earthquake, lightning, aircraft, vehicle, smoke, hail, flood, drought, storm, strike, work stoppage, lockout, sabotage, embargo, condemnation, riot, civil disturbance, vandalism or act of God or public enemy the result of which is a Material Adverse Effect on any of the Hencie Companies;

                            (v)     Any granting of powers of attorney by any
of the Hencie Companies; any change in their banking or safe deposit arrangements; any writing up or writing down of the carrying value of any of their assets; any change in their depreciation or amortization policies or rates heretofore adopted; or any change in any basic policy or practice by any of the Hencie Companies with respect to liquidity management and cash flow planning, lending, budgeting, pricing, profit and tax planning, personnel practices and accounting practices; or

                            (w)     Any other action taken or transaction
entered into by any of the Hencie Companies other than in the ordinary course of business, except as contemplated by this Agreement.

               4.4.9     Taxes.

                            (a)     Each of the Hencie Companies has duly and
timely filed all required federal, state, local and other tax returns, information returns, notices and reports (including, without limitation, income, property, sales, use, franchise, capital stock, excise, value added, employees' income withholding, social security and unemployment tax returns, notices and reports) (collectively the "Hencie Tax Returns") related to such Hencie Company heretofore due, and all such Hencie Tax Returns are correct, accurate and complete in all material respects;

                            (b)     All deposits required to be made by any of
the Hencie Companies with respect to any Tax (including, without limitation, estimated income, franchise and employee withholding Taxes) have been duly and timely made;

                            (c)     There has not been during the past five
(5) years any audits or examinations of any Hencie Tax Returns filed by any of the Hencie Companies, no audits or examinations of any Hencie Tax Returns of any of the Hencie Companies are in progress, and none of the Hencie Companies has been notified by any tax authority that any such audits or examinations are contemplated or pending;

                            (d)     All Taxes with respect to the Hencie
Companies that have become due and payable on or before December 31, 2001 have been timely paid in full or adequately reserved against on the Hencie Financial Statements, and all Taxes which have become due and payable subsequent to December 31, 2001 have been paid in full or adequately reserved against on their books of account and the amounts reflected on the Hencie Financial Statements and such books are sufficient for the payment of all unpaid Taxes with respect to the periods then ended and for all periods prior thereto. There are no Liens on any of the assets of any of the Hencie Companies that arose in connection with any failure (or alleged failure) to pay any Tax, except those that are not yet due and payable or are being contested in good faith by appropriate proceedings;

                            (e)     There are no agreements, waivers or other
arrangements providing for an extension of time with respect to the assessment or collection of any Tax against any of the Hencie Companies, nor are there any Proceedings now pending against any of the Hencie Companies in respect of any Tax, or any matters under discussion with any federal, state, local or foreign authority, or any claims for refund by the Hencie Companies for overpaid Taxes relating to any Taxes, or any claims for additional Taxes asserted by any such authority, and there is no basis for the assertion of any additional Taxes against any of the Hencie Companies;

                            (f)     None of the Hencie Companies has ever
filed a consent pursuant to Section 341(f) of the Code. None of the Hencie Companies has entered into a closing agreement pursuant to Section 7121 of the Code. None of the Hencie Companies are parties to any tax sharing or similar agreement;

                            (g)     To the Knowledge of Hencie Management, the
consummation of the transactions contemplated by this Agreement shall not result in the imposition of any additional Taxes on any of the Hencie Companies, except for Taxes relating to the consummation of the Hencie Permitted Transactions;

                            (h)     None of the Hencie Companies has made any
payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that shall not be deductible under Section 280G of the Code;

                            (i)     Each of the Hencie Companies has withheld
and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party;

                            (j)     None of the assets of any of the Hencie
Companies constitutes Tax-exempt bond financed property or Tax-exempt use property within the meaning of Section 168 of the Code;

                            (k)     None of the Hencie Companies is a party to
any "safe harbor lease" that is subject to the provisions of Section 168(f)(8) of the Code as in effect prior to the Tax Reform Act of 1986, or to any "long-term contract" within the meaning of Section 460 of the Code;

                            (l)     There are no accounting method changes or
proposed or threatened accounting method changes of any of the Hencie Companies that could give rise to an adjustment under Section 481 of the Code for periods after the First Closing Date;

                            (m)     Each of the Hencie Companies has disclosed
(in accordance with Section 6662(d)(2)(B)(ii) of the Code) on its federal income Hencie Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of
Section 6662(d) of the Code; and

                            (n)     For purposes of this Agreement, all
references to sections of the Code shall include any predecessor provisions to such sections and any similar provisions of state, local or foreign law.

               4.4.10   Disputes and Litigation.

                            (a)     There is no Proceeding of which any of the
Hencie Companies has received written notice or, to the Knowledge of Hencie Management, threatened against or affecting any of the Hencie Companies, or any of their properties, assets or business or to which any of the Hencie Companies, is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and no facts are Known to Hencie Management which are reasonably likely to give rise to any such Proceeding, the result of which would reasonably be expected to result in a Material Adverse Effect on any of the Hencie Companies;

                            (b)     To the Knowledge of Hencie Management,
there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances the result of which would reasonably be expected to result in a Material Adverse Effect on any of the Hencie Companies; and

                            (c)     There is no outstanding order, writ,
injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting any of the Hencie Companies or any of their properties, assets or business. None of the items nor aggregate of items listed in the Disclosure Schedule would, if adversely determined, reasonably be expected to have a Material Adverse Effect on any of the Hencie Companies. To the Knowledge of Hencie Management, there is no Proceeding, formal or informal, pending or threatened which would give rise to any right of indemnification on the part of any director or officer of any of the Hencie Companies or any such person's heirs, executors or administrators as against any of the Hencie Companies.

               4.4.11 Compliance with Laws. Except for any noncompliance to be covered by any other representation and warranty of the Hencie Companies contained in Section 4.4 (for example, Taxes or Employees), it being the intention of the parties that such noncompliance shall be governed, if at all, by such other representations and warranties, the Hencie Companies presently are and have at all times since inception been in full compliance with any applicable federal, state, local, foreign and other laws, rules and regulations other than those where noncompliance would not reasonably be expected to have a Material Adverse Effect on the Hencie Companies, and the Hencie Companies have not received any written or, to the Knowledge of Hencie Management, oral notice of any claimed violation of any such law, rule or regulation which would reasonably be expected to have a Material Adverse Effect on the Hencie Companies. The Hencie Companies have filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental or quasi-governmental agency, including the SEC, and all such returns, reports, documents and information are true and complete in all respects except where such failure to file or inaccuracies would not be reasonably expected to result in a Material Adverse Effect on the Hencie Companies. All permits, licenses, orders, franchises and approvals of all federal, state, local and foreign governmental or quasi-governmental or regulatory bodies required of the Hencie Companies for the conduct of their businesses have been obtained, other than those where noncompliance would not reasonably be expected to have a Material Adverse Effect on the Hencie Companies, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no Proceeding, formal or informal, pending or, to the Knowledge of Hencie Management, threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval, except in each case where the same would not reasonably be expected to have a Material Adverse Effect on the Hencie Companies. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by the Hencie Companies, except in each case where the same would not reasonably be expected to have a Material Adverse Effect on the Hencie Companies. Neither the Hencie Companies, nor any officer, director, employee, shareholder or agent of the Hencie Companies has made any offer, payment, promise to pay, or authorization of the payment of any money, offer, gift, promise to give, or authorization of anything of value to any Person named or identified in Section 30A of the Exchange Act for any unlawful purpose described in Section 30A of the Exchange Act.

               4.4.12 Insurance. The Disclosure Schedule sets forth a true and complete list of all insurance policies (including the policy number, the name of the insurer, the amounts of coverage, the premium rate, the cash value, if any, the expiration date and the risks and losses insured against) maintained by any of the Hencie Companies on their properties, assets, products, businesses and personnel, and the Hencie Companies shall deliver copies of all such policies, agreements, studies and analyses to Hencie not later than fourteen (14) days after the date of this Agreement. All of the foregoing insurance policies are in full force and effect and are fully paid as to all premiums heretofore due. None of the Hencie Companies has failed to give any notice or present any material claim under such insurance policies in timely fashion, nor has any of the Hencie Companies received any written notification of the cancellation of any of such policies or that any of them shall not be renewed.

               4.4.13 Title to Properties. The properties and assets of the Hencie Companies consist of (a) all of the properties and assets reflected on the Hencie Financial Statements as owned by such Hencie Company and (b) all other properties and assets presently carried on the Hencie Companies' books as owned by such Hencie Company or used in their businesses at any time since December 31, 2001, except, in each case, properties and assets licensed, leased or as to which an Hencie Company otherwise has the right to use and assets subsequently disposed of, or are disposed of pursuant to the Hencie Permitted Transactions. Except as set forth in the Disclosure Schedule, the Hencie Companies have good and marketable title to all of their respective properties and assets (whether real, personal, mixed, tangible or intangible) owned by them free and clear of all Liens, except Permitted Liens, if any.

               4.4.14 Real Property and Real Property Leases. The Disclosure Schedule contains a true and complete list of (a) all real property owned by the Hencie Companies, (b) all real estate leases to which any of the Hencie Companies is a party, and (c) all other material interests, if any, in real property owned or claimed by the Hencie Companies. To the Knowledge of Hencie Management, the Hencie Companies have all material easements and rights, including parking rights and easements for power lines, water lines, roadways and other access, necessary to conduct the businesses they now conduct and enjoy peaceful and undisturbed possession of all properties occupied by them. To the Knowledge of Hencie Management, neither the whole nor any portion of any real property owned, occupied or leased to or by the Hencie Companies has been rezoned or condemned or otherwise taken by any public authority and, to the Knowledge of Hencie Management, no such rezoning, condemnation or other taking is threatened or contemplated. None of the real properties owned, occupied or leased to or by the Hencie Companies, or the occupancy or operation thereof, constitutes a nuisance or violation of any law or any building, zoning or other ordinance, code or regulation or a violation of any private or public covenant or restriction, and no written notice from any governmental body or other Person has been served upon the Hencie Companies claiming any outstanding violation of any such law, ordinance, code, regulation, covenant or restriction, or requiring or calling attention to the need for any material amount of work, repairs, construction, alterations or installations on or in connection with any of such properties which has not been complied with. All leases of real property to which any of the Hencie Companies is a party are valid, binding and in full force and effect, and there exists no material default thereunder by the Hencie Companies or, to the Knowledge of Hencie Management, any other party thereto, nor has any events occurred which, with notice or lapse of time, or both, would constitute a material default by the Hencie Companies thereunder, and all rents heretofore payable under such leases have been paid in full. The Hencie Companies shall deliver to ALTM not later than fourteen (14) days after the date of this Agreement, true, correct and complete copies of all deeds to, and to the extent available, policies of title insurance with respect to, the real property listed on the Disclosure Schedule and true, correct and complete copies of all real estate leases listed on the Disclosure Schedule, including all amendments, modifications, letter agreements and assignments relating thereto.

               4.4.15 Equipment. The Disclosure Schedule contains a true and complete list of all equipment (including, without limitation, trade fixtures and motor vehicles) leased by the Hencie Companies with annual lease payments of $36,000 or more, including the name and address of each lessor and lessee, the expiration date of each lease, the monthly rent and any additional rent payable under each such lease. None of the Hencie Companies are in default under any such lease and to the Knowledge of Hencie Management, each such lease is valid, binding and in full force and effect. The Hencie Companies shall deliver to ALTM not later than fourteen (14) days after the date of this Agreement, true, correct and complete copies of all such leases, including all amendments, modifications, letter agreements and assignments relating thereto.

               4.4.16   Intellectual Property.

                            (a)     The Hencie Companies own or have the valid
right to use all Intellectual Property used in the conduct of the Hencie Business (the "Hencie IP Rights").

                            (b)     The Disclosure Schedule contains a true
and complete list of all registrations and applications made by or on behalf of the Hencie Companies of any patents, copyrights, trademarks, service marks, Internet domain names or Internet or World Wide Web URLs or addresses with any governmental or quasi-governmental authority.

                            (c)     There are no royalties, honoraria, fees or
other payments payable by the Hencie Companies to any third Person (other than salaries payable to employees and independent contractors not contingent on or related to use of their work product) as a result of the ownership, use, possession, license, sale, marketing, advertising or disposition of any Hencie IP Rights by the Hencie Companies and none shall become payable as a result of the consummation of the transactions contemplated by this Agreement.

                            (d)     Neither the operation of Hencie Companies'
businesses, nor the sale or other exploitation of their products or services has resulted in the infringement or misappropriation of any Intellectual Property right of any other party; and there is no pending or, to the Knowledge of Hencie Management, threatened, claim or litigation alleging that the operation of Hencie Companies' businesses, or the sale or other exploitation of their products or services conflicts or shall conflict with the rights of any other party; nor, to the Knowledge of Hencie Management, is there any legitimate basis for any such assertion.

               4.4.17 Agreements. All contracts and licenses the breach of which would result in a Material Adverse Effect on the Hencie Companies and contracts and licenses in each case to which any of the Hencie Companies is a party or by which any of them or their properties may be bound and which involve obligations by any party thereto in excess of $200,000, other than those contracts which have been terminated or which have expired (collectively the "Hencie Contracts"), are valid and binding and in full force and effect against Hencie or any of the Hencie Companies that are parties thereto, and there exists no Breach or default by Hencie, or any event which, with notice or lapse of time or both, would constitute a material Breach or default by Hencie thereunder. The Hencie Companies shall deliver to ALTM not later than fourteen (14) days after the date of this Agreement, true and complete copies, including all amendments, modifications, letter agreements and assignments relating thereto, of all of the aforesaid written agreements and true and correct summaries of all such oral agreements.

               4.4.18 Indebtedness and Guaranties. The Disclosure Schedule sets forth a true and complete list of all promissory notes, loan agreements, security agreements and guarantees relating to indebtedness for borrowed money or money loaned to others to which any of the Hencie Companies is a party or obligor. None of the Hencie Companies have guaranteed any dividend, obligation or indebtedness of any Person (except for the endorsement of negotiable instruments in the ordinary course of business). All of the items of indebtedness set forth in the Disclosure Schedule or on the Hencie Financial Statements for the quarter ended December 31, 2001 are valid and binding and in full force and effect as against Hencie and any Hencie Company (as applicable) and there exists no Breach or default by the Hencie Companies, or any event which with notice or lapse of time or both, would constitute a Breach or default by the Hencie Companies or, to the Knowledge of Hencie Management, any other parties thereto.

               4.4.19 Debts to and from Related Parties. There presently is no indebtedness owing to any of the Hencie Companies by, or any contractual agreements between any of the Hencie Companies and any Related Person, any Family Member of any of the Related Persons, or to the Knowledge of Hencie Management, any "Affiliate" or "Associate" (as such terms are defined in Rule 405 of the Securities Act) of any of the Related Persons, and none of the Related Persons or any Affiliate or Associate of any of the Related Persons owns any material property or rights, tangible or intangible (other than an equitable interest), used in any of the Hencie Companies' businesses. Except as set forth on the Hencie Financial Statements, none of the Hencie Companies is indebted to any of the Related Persons, or to the Knowledge of Hencie Management, to any Affiliate or Associate of any of the Related Persons, in any amount whatsoever, other than, to the Knowledge of Hencie Management, for payment of salaries, normal Fringe Benefits and compensation for services actually rendered to the Hencie Companies in the ordinary course of their businesses. Neither Hencie, any of the Related Persons nor any Affiliate or Associate of any of the Related Persons has any material claim or right against the Hencie Companies.

               4.4.20 Banking Arrangements and Powers of Attorney. The Disclosure Schedule sets forth a true and complete list of the name of each bank in or with which any of the Hencie Companies has an account, credit line or safety deposit box, and a brief description of each such account, credit line or safety deposit box, including the names of all persons authorized to draw thereon or having access thereto; and the names of all persons, if any, now holding powers of attorney from the Hencie Companies and a summary statement of the terms thereof.

               4.4.21 Articles of Incorporation and Bylaws. Not later than fourteen (14) days after the date of this Agreement, each Hencie Company shall deliver to ALTM true and complete copies of its articles of incorporation and bylaws. All such articles of incorporation and bylaws were duly adopted and are in full force and effect, and there are no amendments or modifications thereto except as included in said articles of incorporation and bylaws.

               4.4.22 Books and Records. The minute books of the Hencie Companies contain accurate records of all actions taken by the shareholders or stockholders, as applicable, and directors of the Hencie Companies. The books, records and accounts of the Hencie Companies have been made available to ALTM. The stock certificate books and stock transfer ledgers of the Hencie Companies are correct and complete and reflect accurately the number of shares of stock owned and/or held by the shareholders or stockholders of the Hencie Companies, as applicable.

               4.4.23   ERISA.

                            (a)     The Disclosure Schedule lists each
Employee Benefit Plan that any Hencie Company maintains or ever has maintained, or to which any of the Hencie Companies contributes, ever has
contributed or ever has been required to contribute.   Each Employee Benefit
Plan (and each related trust, insurance contract or fund) complies in form and in operation in all respects with the applicable requirements of all laws, rules and regulations governing or applying to such Employee Benefit Plan, including, without limitation, ERISA and the Code, and each such Employee Benefit Plan has been operated in accordance with its terms, except as shall not have a Material Adverse Effect on any of the Hencie Companies. No liability has been incurred and there exists no condition or circumstance which could result in any liability to any of the Hencie Companies under ERISA, the Code or any other applicable law, other than liability for benefits due under the appropriate Employee Benefit Plan. All contributions (including all employer and employee salary reduction contributions) which are due have been paid in a timely manner to each Employee Pension Benefit Plan or Employee Benefit Plan that otherwise is an "employee benefit plan" (as defined in ERISA
Section 3(3)). None of the Hencie Companies has engaged in or permitted to occur and, to the Knowledge of Hencie Management, no other party has engaged in or permitted to occur, any transaction prohibited by ERISA Section 406 or "prohibited transaction" under Code Section 4975(c) or any breach of fiduciary duty under ERISA with respect to any Employee Benefit Plan, except for any transactions which are exempt under ERISA Section 408 or Code Section 4975. All filings required by ERISA and the Code as to each Employee Benefit Plan have been timely filed, and all notices and disclosures to participants required by either ERISA or the Code, including all notices required under ERISA Section 601 et seq. and Code Section4980B, have been timely provided. Each of the Hencie Companies has complied with all of the provisions of Parts 6 and 7 of Title I of ERISA and Code Section 4980B. Each of the Hencie Companies has delivered or made available to Hencie correct and complete copies of the plan documents or contracts and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, where applicable, the most recent Form 5500 Annual Report, where applicable, all related trust agreements, insurance contracts and other funding agreements which implement each Employee Benefit Plan, and such other documents requested by Hencie with respect to each Employee Benefit Plan.

                            (b)     No action, suit, proceeding, hearing or
investigation with respect to the administration or the investment of the assets of any Employee Benefit Plan is pending or, to the Knowledge of Hencie Management, threatened, except for routine claims for benefits under such plans.

                            (c)     The Disclosure Schedule lists all
contracts with third-party administrators, insurers, actuaries, investment managers, consultants and other independent contractors that relate to any Employee Benefit Plan.

                            (d)     None of the Hencie Companies has or has
ever had any ERISA Affiliate other than the Hencie Companies. No Employee Pension Benefit Plan is or has ever been subject to Title IV of ERISA or Code
Section 412.

                            (e)     No employee of any Hencie Company shall be
entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Employee Benefit Plan as a result of the transactions contemplated by this Agreement. No Person is entitled to receive any additional payment from any of the Hencie Companies or any other party in the event that the excise tax of Code Section 4999 is imposed on that Person.

               4.4.24   Employees.

                            (a)     The Disclosure Schedule sets forth a true
and complete list of: (i) all collective bargaining agreements to which any of the Hencie Companies is a party; (ii) all employment, profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consultant, retirement, welfare and incentive plans, agreements or contracts, written or, to the Knowledge of Hencie Management, oral, to which any of the Hencie Companies is a party; (iii) all written and, to the Knowledge of Hencie Management, oral agreements and plans to which any of the Hencie Companies is a party and which constitute Fringe Benefits to their employees or salesmen; and (iv) the name and current annual compensation of each director and each officer of the Hencie Companies, and of each employee thereof whose current annual salary and/or estimated current annual commission is $50,000 or more, together with such person's job title and amounts and forms of compensation and Fringe Benefits. The Hencie Companies shall deliver to ALTM not later than fourteen (14) days after the date of this Agreement, true and complete copies of all written, and correct summaries of all oral, contracts, agreements, plans and programs set forth in the Disclosure Schedule.

                            (b)     To the Knowledge of Hencie Management, all
of the aforesaid contracts, agreements, plans and programs are in full compliance with all applicable federal, state and local laws, and the Hencie Companies are in full compliance with all federal, state and local laws respecting employment, wages and hours in each case except to the extent as would not reasonably be expected to have a Material Adverse Effect on the Hencie Companies. To the Knowledge of Hencie Management, the Hencie Companies are in full compliance with all applicable federal and state laws and regulations respecting occupational safety and health standards other than those where noncompliance would not reasonably be expected to have a Material Adverse Effect on the Hencie Companies and the Hencie Companies have received no written complaints from any federal or state agency or regulatory body alleging outstanding violations of any such laws and regulations.

                            (c)     The Hencie Companies are in full
compliance in all material respects with the terms of all contracts, agreements, plans and programs described above. To the Knowledge of Hencie Management, and except as provided for in an employment contract, agreement, plan or program which has been provided to Hencie prior to the First Closing, the employment of all persons and officers employed by the Hencie Companies is terminable at will, without any penalty or severance obligation of any kind on the part of the employer, and the consummation of the transactions contemplated by this Agreement shall not by themselves trigger any payments to any officers, directors or employees of the Hencie Companies. All sums due for employee compensation and benefits and all vacation time owing to any employees have been duly and adequately accrued on the books of the Hencie Companies pursuant to past practice. To the Knowledge of Hencie Management, all employees of the Hencie Companies located in the United States are either United States citizens or are authorized to be employed in the United States in accordance with all applicable laws. To the Knowledge of Hencie Management, the Hencie Companies have not been informed that any key employee or material consultant, distributor, representative, advisor, salesman, agent, customer or supplier of the Hencie Companies shall terminate his or her employment or cease to do business with the Hencie Companies after the First Closing Date.
                            (d)     None of the Hencie Companies has
experienced since December 31, 2001, any general labor troubles or strife, work stoppages, slowdowns by their employees. To the Knowledge of Hencie Management, none of the Hencie Companies has experienced since December 31, 2001 any union or collective bargaining organization efforts or negotiations, or requests for negotiations, for any representation or any labor contract relating to any employees of the Hencie Companies not covered by a union or collective bargaining agreement as of December 31, 2001.

                            (e)     The Disclosure Schedule describes all of
the states in which the Hencie Companies have employees that subscribe to, or are otherwise insured under, the worker's compensation or similar statute with respect to such employees. The Disclosure Schedule describes all claims filed by employees of the Hencie Companies in respect of employment-related injury or illness from January 1, 1997 through the date hereof. None of the Hencie Companies has received any report or notice from the Occupational Safety and Health Administration.

               4.4.25 No Conflicts of Interest. The Disclosure Schedule sets forth a list of all agreements which the Hencie Companies have with their Representatives, consultants, distributors, and salesmen that prohibit or restrain such individuals from competing with the Hencie Companies in their respective businesses. None of the Hencie Companies owns, directly or indirectly, a controlling interest in, or is an employee of, any Person which is a customer, supplier, competitor or potential competitor of any of the Hencie Companies; neither does any Hencie Company nor to the Knowledge of Hencie Management, any of the aforesaid individuals control the management or policies of any Person which is a customer, supplier, competitor or potential competitor of any of the Hencie Companies by means of a management contract or otherwise.

               4.4.26   Environmental Matters.

                            (a)     To the Knowledge of Hencie Management, the
Hencie Companies are in compliance with all applicable Environmental Laws and none of the Hencie Companies has received any written communication from any Person that alleges that any of the Hencie Companies are not in compliance with applicable Environmental Laws. No underground storage tanks are now or, to the Knowledge of Hencie Management, have ever been, located on any of the real property owned by any Hencie Company.

                            (b)     There is no Environmental Claim pending
or, to the Knowledge of Hencie Management, overtly threatened (i) against any of the Hencie Companies, (ii) against any Person whose liability for any Environmental Claim any of the Hencie Companies have retained or assumed either contractually or, to the Knowledge of Hencie Management, by operation of law, or (iii) against any real or personal property or operations which is now or, to the Knowledge of Hencie Management, has been previously owned, leased, operated or managed, in whole or in part, based on activities conducted by any of the Hencie Companies.

               4.4.27 No Solicitation or Negotiation. Hencie has not made any agreement to sell the stock, business or any material asset of any of the Hencie Companies to another Person, or to merge, consolidate or combine the assets or the business of any of the Hencie Companies with another Person, except for the Hencie Permitted Transactions, and none of the Hencie Companies are currently engaged in negotiations or discussions concerning any other sale of the stock, or the sale, merger or combination of any material asset or business of any of the Hencie Companies to or with another (except for the Hencie Permitted Transactions).

               4.4.28 Receivables. To the Knowledge of Hencie Management, all notes and accounts receivable in amounts in excess of $50,000 of any of the Hencie Companies reflected in the Hencie Financial Statements and all those arising since December 31, 2001 have arisen in the ordinary course of business and are, or shall be, fully collectible, net of applicable reserves, when due after collection efforts in the aggregate face amounts thereof.

               4.4.29   Board Approval.  The Board of Directors of Hencie has
(i) approved this Agreement and the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of and on terms that are fair to the stockholders of Hencie and (iii) recommended that the stockholders of Hencie approve this Agreement and the consummation of the transactions contemplated hereby.

               4.4.30 No Appraisal Rights. The stockholders of Hencie shall not be entitled to exercise appraisal rights in connection with, or as a result of, the Reincorporation or the Stock Acquisition.

               4.4.31 Information Supplied. None of the information supplied by Hencie to the ALTM Companies expressly for inclusion in the Proxy Statement (as identified pursuant to Section 5.4.2) shall, at the time such SEC Filing is declared effective by the SEC, respectively, contain any untrue statement of material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.5 Representations and Warranties of the Stockholders. To induce each of the ALTM Companies to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Stockholders hereby represents and warrants, severally and not jointly, to ALTM as follows:

               4.5.1 Ownership of Stock. Except for any shares of Hencie Common Stock acquired or received pursuant to that certain Hencie, Inc. 1999 Stock Option Plan or that certain Hencie, Inc. 2000 Stock Option Plan, in each case, that may be subject to repurchase rights such Stockholder is the lawful owner of the shares of Hencie Common Stock to be transferred to ALTM free and clear of all preemptive or similar rights, liens, encumbrances, restrictions and claims of every kind, and the delivery to ALTM of the Hencie Common Stock pursuant to the provisions of this Agreement shall transfer to ALTM valid title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind. All of the shares of Hencie Common Stock to be exchanged herein by such Stockholder have been duly authorized and validly issued and are fully paid and nonassessable.

               4.5.2 Authority to Execute and Perform Agreement; No Breach. Such Stockholder has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement, and to sell, assign, transfer and convey the Hencie Common Stock and to perform fully such Stockholder's obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and, assuming due execution and delivery by, and enforceability against, ALTM, constitutes the valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforcement may be limited by the Equitable Defenses. No approval or consent of, or filing with, any governmental or regulatory body, and no approval or consent of, or filing with, any other person is required to be obtained by such Stockholder or in connection with the execution and delivery by such Stockholder of this Agreement and consummation and performance by such Stockholder of the transactions contemplated hereby.

               The execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof by such Stockholder shall not:

                            (a)     violate, conflict with or result in the
breach of any of the terms of, or constitute (or with notice or lapse of time or both would constitute) a default under, any contract, lease, agreement or other instrument or obligation to which such Stockholder is a party or by or to which any of the properties and assets of such Stockholder may be bound or subject;

                            (b)     violate any order, judgment, injunction,
award or decree of any court, arbitrator, governmental or regulatory body, by which such Stockholder or the securities, assets, properties or business of such Stockholder are bound; or

                            (c)     violate any statute, law or regulation.

               4.5.3     Securities Matters.

                            (a)     Such Stockholder has been advised that the
New ALTM Common Stock has not been registered under the Securities Act or any state securities law in reliance on exemptions therefrom;

                            (b)     The New ALTM Common Stock is being
acquired solely for such Stockholder's own account, for investment and is not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof, such Stockholder has no present plans to enter into any such contract, undertaking, agreement or arrangement and such Stockholder further understands that the New ALTM Common Stock may only be resold pursuant to a registration statement under the Securities Act or pursuant to some other available exemption;

                            (c)     Such Stockholder acknowledges, in
connection with the exchange of the New ALTM Common Stock, that no representation has been made by any representative of any of the ALTM Companies regarding its business, assets or prospects other than those set forth herein and that such Stockholder is relying upon the information set forth in the filings made by ALTM pursuant to Section 13 of the Exchange Act and such other representations and warranties as set forth in this Agreement;

                            (d)     Such Stockholder acknowledges that such
Stockholder is an "accredited investor" within the meaning of Regulation D under the Securities Act and that such Stockholder is able to bear the economic risk of the transactions contemplated hereby; and

                            (e)     Such Stockholder agrees that the
certificate or certificates representing the New ALTM Common Stock shall be inscribed with substantially the following legend:

                            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES ACTS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE ACT OR SUCH STATE SECURITIES ACTS OR AN OPINION SATISFACTORY TO THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH STATE SECURITIES ACTS."

     4.6 Disclosure Schedules. Disclosure of any fact or item in any Disclosure Schedule referred by a particular Section shall, should the existence of the fact or item or its contents be relevant to any other Section, be deemed to be disclosed with respect to such other Section(s) whether or not an explicit cross reference appears and whether or not the Section(s) make reference to any Schedule. The disclosure of any particular fact or item in any Disclosure Schedule shall not be deemed any admission as to whether the fact or item is "material" or would constitute a Material Adverse Effect.

                                ARTICLE V
                                COVENANTS

     5.1 Mutual Covenants. To induce the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made elsewhere in this Agreement, Hencie and each of the ALTM Companies (each a "Corporate Party" and collectively the "Corporate Parties") and each of the Stockholders agrees, that between the date of this Agreement and the earlier of the Second Closing or the termination of this Agreement pursuant to Article VIII, except as may be consented to by the other parties or as otherwise contemplated by this Agreement (including the Permitted Transactions), as follows:

               5.1.1     Access and Information.  Each Corporate Party shall
(a) provide the other Corporate Parties and their Representatives, during normal business hours, or otherwise if another Corporate Party or their Representative reasonably requests, and upon reasonable advance notice, access to all of the properties, assets, agreements, commitments, books, records, accounts, Tax Returns, correspondence and documents of such Corporate Party and permit the other Corporate Parties and their Representatives to make copies thereof; (b) furnish the other Corporate Parties and their Representatives with all information concerning the business, properties and affairs of such Corporate Party; (c) use commercially reasonable efforts to cause its accountants to make available to the other Corporate Parties and their Representatives all financial information relating to such Corporate Party, including all working papers pertaining to audits and reviews made heretofore by such auditors; (d) furnish the other Corporate Parties true and complete copies of all financial and operating statements of such Corporate Party; (e) permit access to customers and suppliers for consultation or verification of any information; and (f) cause its employees, and use commercially reasonable efforts to cause its accountants, to cooperate fully with any audit, review, investigation or examination made by the other Corporate Parties and their Representatives, including, without limitation, with respect to:

                            (a)     The books and records of such Corporate
Party;

                            (b)     The reports of state and federal
regulatory examinations;

                            (c)     Leases, contracts and commitments between
such Corporate Party and any other Person;

                            (d)     Physical examination of any real
properties owned by, or leased to or by such Corporate Party; and

                            (e)     Physical examination of any furniture,
fixtures, equipment or other personal property owned by or leased to or by such Corporate Party.

               5.1.2 Notices and Approvals. Each party agrees: (a) to give all notices to third parties which may be necessary in connection with this Agreement, the Related Agreements and the consummation of the transactions contemplated hereby and thereby; (b) to use such party's commercially reasonable efforts to obtain all federal, state and foreign governmental and quasi-governmental approvals, consents, permits, authorizations and orders necessary for the consummation by such party of the transactions contemplated hereby; and (c) to use such party's commercially reasonable efforts to obtain all consents and authorizations of any governmental or quasi-governmental authorities or other Persons necessary for the consummation by such party of the transactions contemplated hereby. At least five (5) Business Days prior to the submission of any application with respect to any of the foregoing approvals, consents, permits, authorizations and orders, such party shall deliver a copy thereof to the other parties. In the event another party shall reasonably request any change or modification in the form or content of any such application, such submitting party shall make such change or modification and submit the application as modified or changed.

               5.1.3 Conduct of Business. Unless otherwise expressly contemplated hereby (including the Permitted Transactions) or approved in writing by ALTM and Hencie, ALTM and Hencie agree that the businesses and operations of ALTM and Hencie shall be conducted only in, and ALTM and Hencie shall not take (and each shall cause their subsidiaries not to take) any material action, except in, the ordinary course of business and consistent with past practice. Without limitation, ALTM and Hencie shall not take (and each shall cause their subsidiaries not to take), nor enter into any agreements to take, any of the following actions except in each such case in connection with this Agreement (including the Permitted Transactions) or, in the case of actions described in clauses (a) - (c) of this Section 5.1.3, in the ordinary course of business: (a) dispose of, or acquire, any material assets, other than the Permitted Transactions, (b) incur any indebtedness for borrowed money, (c) pay any discretionary bonuses (other than bonuses already accrued on the date hereof) to, or alter the compensation or benefit of, any director, officer or employee, (d) enter into any transaction or agreement with any Affiliate or Associate of ALTM or Hencie, respectively, (e) institute any reduction in force, (f) close any office, (g) take any action not in the ordinary course of business that shall knowingly cause any of the ALTM Companies' or Hencie's representations or warranties to be untrue or incorrect in any material respect, (h) omit any commercially reasonable action that ALTM and/or Hencie would take in the ordinary course of business, which omission shall knowingly cause any of the ALTM Companies' or Hencie's representations or warranties to be untrue or incorrect in any material respect, (I) declare or pay any dividends on, or make any distribution or payment with respect to, or redeem or repurchase, any shares of capital stock of ALTM or Hencie or take any other actions which would have a similar effect or (j) issue any shares of capital stock of ALTM or Hencie or its subsidiaries (other than pursuant to existing employee benefit plans) or any securities, options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character whatsoever which provide for the purchase, issuance or transfer of any shares of capital stock, or any securities that are convertible into or exchangeable for any shares of capital stock or increase or decrease, change into or exchange any such shares for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization.

               5.1.4 Proceedings. Each party shall promptly notify the other parties of any material Proceedings that are threatened in writing or commenced against such party, or, as applicable, such party's employees, consultants, officers or directors which may relate to, or affect, the transactions contemplated hereby or, in the case of a Corporate Party, the business, assets or liabilities of such Corporate Party. Each Corporate Party shall not knowingly fail to comply in any material respect with any laws, regulations, ordinances, orders, injunctions and decrees applicable to it, its properties, and the conduct of its respective business.

               5.1.5 Reports and Returns. Each Corporate Party shall duly and timely file all reports and returns required to be filed with federal, state, local and other authorities prior to First Closing, including, without limitation, any Tax Returns, which reports and returns shall be prepared in accordance with all regulatory requirements in all material respects. Each Corporate Party shall promptly pay all Taxes and other quasi-governmental charges levied or assessed upon such Corporate Party, or their respective properties prior to the date on which penalties attach thereto and all lawful claims which, if unpaid when due and payable, might become a Lien upon property of such Corporate Party, except Permitted Liens. Each Corporate Party shall duly and timely make all deposits required of such Corporate Party, with respect to any Taxes (including, without limitation, employee withholding Taxes).

               5.1.6 Insurance. Each of the ALTM Companies and Hencie shall continue in force all existing insurance now carried by such Corporate Parties.

               5.1.7 Tax Treatment. Each party shall use his, her or its commercially reasonable efforts to cause the transactions contemplated hereby to qualify as a reorganization under the provisions of Section 368 of the Code and to deliver, in connection with the opinion referred to in Section 6.1.15, letters of representation reasonable under the circumstances as to its intentions and knowledge.

               5.1.8 IRS Obligation. Each Corporate Party shall use its commercially reasonable efforts to minimize any amounts owed to the Internal Revenue Service in connection with the IRS Obligation. At the First Closing, Hencie shall have arranged to pay and New ALTM shall have paid any and all amounts owed by Hencie to the Internal Revenue Service in connection with the IRS Obligation and such payment(s) shall be made out of the combined funds of Hencie and the ALTM Companies.

               5.1.9 Other Covenants. Each party shall use his, her or its commercially reasonable efforts to satisfy the conditions to the obligations of the parties hereunder within such party's reasonable control, and to consummate and make effective as promptly as practicable the transactions provided for herein. With respect to the Corporate Parties, these efforts shall include, without limitation, the following:

                            (a)     Defending the Agreement.  Defending
Proceedings challenging this Agreement or any Related Agreement or the consummation of the transactions provided for in this Agreement or any Related Agreement;

                            (b)     Lifting Injunctions.  Using commercially
reasonable efforts to lift or rescind any injunction, restraining order or other order adversely affecting the ability of the parties to consummate the transactions provided for in this Agreement or any Related Agreement; and

                            (c)     Other Actions.  Taking such other
reasonable actions that are necessary, appropriate or advisable.

               5.1.10 The Combination. The Corporate Parties shall cooperate fully, as and to the extent reasonably requested by each other, in connection with the consummation of the Combination.

     5.2 The ALTM Companies' Covenants. To induce the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made elsewhere in this Agreement, the ALTM Companies agree that between the date of this Agreement and the earlier of the Stock Acquisition Effective Time or termination of this Agreement pursuant to Article VIII, except as may be consented to by the other parties or as otherwise contemplated by this Agreement, as follows:

               5.2.1 Financial Statements. The ALTM Companies shall obtain from PWC and deliver as promptly as practicable to Hencie for its review such audited and unaudited balance sheets, statements of income, statements of shareholder's equity and statements of cash flows as ALTM may be required to file with the SEC in connection with the Proxy Statement (the "Proxy Financial Statements") and PWC's consent to the use of the PWC opinion accompanying such Proxy Financial Statements in the Proxy Statement. In addition, the ALTM Companies shall deliver to Hencie not later than the 45th day after the end of each month, financial statements of the kind described in
Section 4.1.6 (Financial Statements) for the month ended January 31, 2002 and each subsequent month before the First Closing.

               5.2.2 Restriction on Transfers. No ALTM Company shall enter into any agreement to sell, transfer, pledge, hypothecate, or dispose of any share of capital stock of any ALTM Company.

               5.2.3 Securities and Blue Sky Laws. New ALTM shall take such steps as are necessary to issue or cause to be issued the New ALTM Common Stock in compliance with the exemption under Section 506 of the Securities Act and shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions applicable to the issuance of the New ALTM Common Stock.

               5.2.4 Stock Quotation. The ALTM Companies shall continue to list and quote the ALTM Common Stock and New ALTM Common Stock, as applicable, on the Nasdaq SmallCap Market under the symbol "ALTM" prior to the Stock Acquisition Effective Time and shall file any notification or supplemental or new listing application with respect to the New ALTM Common Stock issued hereunder. ALTM and New ALTM shall use all commercially reasonable efforts to maintain the listing and quotation on the Nasdaq SmallCap Market.

               5.2.5 Board of Directors of New ALTM. New ALTM shall take such steps as are necessary or appropriate to cause the Board of Directors of New ALTM to be constituted as contemplated by Section 6.1.18 as of the First Closing and to cause all such designees to have been duly appointed and qualified in accordance with Section 6.1.18 as of the First Closing.

               5.2.6     No Solicitation or Negotiation.

                            (a)     Except for the ALTM Companies Permitted
Transactions, none of the ALTM Companies shall solicit, discuss, negotiate or agree to (i) the sale of any stock or other equity interest in any of the ALTM Companies, except to Hencie, (ii) a merger, consolidation or combination of any material asset or business, or any share exchange, of any of the ALTM Companies, except to Hencie or (iii) a sale or disposition of any of the business or operating assets of any of the ALTM Companies.

                            (b)     The ALTM Companies shall give prompt
notice to Hencie if any of them receives any communication from any Person not a party to this Agreement that proposes any discussion, negotiation or agreement prohibited under Section 5.2.6(a). The notice shall include the identity of the Person making any such inquiry or proposal and, if in writing, ALTM shall promptly deliver or cause to be delivered to Hencie a copy of such inquiry or proposal, along with all other documentation and related correspondence. Moreover, ALTM shall keep Hencie informed, on a current basis, of the nature of any such inquiries and the status of any such proposal including amendments thereto.

                            (c)     Except for ALTM Companies Permitted
Transactions, ALTM shall not agree to any acquisition of any material equity interest in any business entity or any operating segment of any business entity.

                            (d)     Notwithstanding anything to the contrary
set forth in subsections (a), (b) and (c) above or elsewhere in this Agreement, nothing contained in this Agreement shall prohibit (i) ALTM from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act or publicly disclosing the existence of any competing transaction as required by applicable law or (ii) the Board of Directors of ALTM, prior to the time of the ALTM Shareholders' Meeting, from furnishing information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide written proposal from such Person relating to (i) any direct or indirect acquisition or purchase of more than 34% of the assets of the ALTM Companies, taken as a whole or more than 34% of the voting power of the ALTM Common Stock then outstanding or (ii) any merger, consolidation, business combination, share exchange, recapitalization, liquidation, dissolution or similar transaction (including, without limitation, any sale of all or substantially all of the assets) involving ALTM, other than the transactions contemplated by this Agreement, if before doing so: (A) ALTM enters into with such Person a confidentiality agreement in reasonably customary terms not more favorable to such Person than the terms contained in
Section 11.14; (B) the Board of Directors of ALTM, after consultation with independent financial advisors, reasonably determines in good faith that such proposal, if consummated, is reasonably likely to result in a transaction more favorable to the ALTM Shareholders than the Reincorporation and Combination (any such more favorable proposal being referred to in this Agreement as a "Superior Proposal"); (C) the Board of Directors of ALTM, after consultation with independent financial advisors, reasonably determines in good faith that such Person has the financial ability to consummate such Superior Proposal;
(D) the Board of Directors of ALTM, after consultation with and having received the advice of independent legal counsel determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to the ALTM Shareholders under applicable law; and (E) ALTM shall have otherwise complied with the terms of this Section 5.2.6.

                            (e)     Notwithstanding anything to the contrary
set forth in this Agreement, in the event ALTM receives a Superior Proposal, nothing contained in this Agreement shall prohibit the Board of Directors of ALTM from withdrawing its recommendation described in Section 4.1.33 and recommending such Superior Proposal to the ALTM Shareholders: (i) if, and only if, ALTM (A) complies fully with this Section 5.2.6 and (B) provides Hencie with at least four (4) Business Days prior written notice of the intent of the Board of Directors to withdraw its recommendation and (ii) if, and only if, in the event that during such four (4) Business Days Hencie makes a counter proposal to such Superior Proposal (any such counter proposal being referred to in this Agreement as a "Counter Proposal"), the Board of Directors of ALTM, in good faith, taking into account the advice of its independent financial advisors, determines that such Counter Proposal is not at least as favorable to the ALTM Shareholders as the Superior Proposal.

                            (f)     In the event that, pursuant to Section
5.2.6(d) of this Agreement, ALTM elects to engage in discussions or negotiations with, or furnish any information to a third Person in connection with and/or regarding a Superior Proposal, ALTM must, at least two (2) Business Days prior to engaging in such discussions or negotiations or furnishing such information, provide written notice to Hencie.

                            (g)     Nothing in this Section 5.2.6 shall permit
ALTM to terminate this Agreement (except as specifically provided in Article VIII hereof) or affect any other obligation of ALTM under this Agreement.

               5.2.7 No Repurchase Rights. No ALTM Company shall exercise (or cause Hencie to exercise) any repurchase right(s) that any ALTM Company (or Hencie) may have pursuant to that certain Restricted Stock Award Agreement dated as of August 31, 2000 by and between Hencie and Adil Khan.

     5.3 The Hencie Companies' Covenants. To induce the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made elsewhere in this Agreement, the Hencie Companies agree that between the date of this Agreement and the earlier of the Stock Acquisition Effective Time or termination of this Agreement pursuant to Article VIII, except as may be consented to by the other parties or as otherwise contemplated by this Agreement, as follows:

               5.3.1 Information for ALTM's Statements, Reports, Applications and Proxy Statements. The Hencie Companies shall use their commercially reasonable efforts to cause the employees, accountants and attorneys of the Hencie Companies to cooperate fully with ALTM and its employees, accountants and attorneys in the preparation and filing of (i) any statements, reports and applications and (ii) the Proxy Statement, in each case, made by ALTM with any federal, state or foreign governmental regulatory agency or quasi-governmental authority in connection with this Agreement, the Related Agreements and the transactions contemplated hereby and thereby, and to furnish ALTM with all information concerning the Hencie Companies necessary or reasonably deemed desirable by ALTM for inclusion in such statements, reports, applications, and the Proxy Statement, including, without limitation, all requisite financial statements, schedules and related accountants' consents. At the time any such statement, report, application or the Proxy Statement is filed and the Proxy Statement is cleared for mailing by the SEC (through lapse of time or otherwise), respectively, the Hencie Companies shall provide ALTM with a certificate executed by the Hencie Companies (a) confirming the accuracy in all material respects of the information concerning the Hencie Companies that is contained in such statement, report, or application, (b) acknowledging that such information is supplied by the Hencie Companies to ALTM expressly for inclusion in such statement, report, application and in the case of the Proxy Statement, identifying the information expressly provided for inclusion in the Proxy Statement. In furtherance thereof, the Hencie Companies shall actively participate at their expense in the drafting of all sections of the Proxy Statement, and all supplements thereto, relating to the business, financial condition, management and all related disclosures concerning the Hencie Companies, as shall be required pursuant to all rules and regulations, including, without limitation,
Schedule 14A of the Exchange Act, Regulation S-K or S-B (as applicable), Regulation M-A, Regulation C and Regulation S-X, as promulgated under the Securities Act, or as may be requested by the SEC in any comment letters received by ALTM (one copy of which shall be promptly furnished by ALTM to Hencie).

               5.3.2 IRS Obligation. The Hencie Companies shall provide ALTM with all documentation received from the Internal Revenue Service regarding the total amount(s) owed by the Hencie Companies to the Internal Revenue Service in connection with the IRS Obligation.

               5.3.3 Financial Statements. The Hencie Companies shall obtain from Deloitte & Touche LLP and deliver as promptly as practicable to ALTM for its review such information and financial statements to be supplied by Hencie for inclusion or incorporation by reference in the Proxy Statement and Deloitte & Touche LLP's consent to the use of the Deloitte & Touche LLP opinion accompanying such information and financial statements in the Proxy Statement. In addition, the Hencie Companies shall deliver to ALTM not later than the 45th day after the end of each month, financial statements of the kind described in Section 4.4.6 (Financial Statements) for the month ended January 31, 2002 and each subsequent month before the First Closing.

               5.3.4 Restriction on Transfers. No Hencie Company shall enter into any agreement to sell, transfer, pledge, hypothecate, or dispose of any share of capital stock of any Hencie Company.

               5.3.5 Accounts Payable. Hencie shall use commercially reasonable efforts to arrange for payment of the ten (10) largest accounts payable of Hencie.

     5.4     Covenants Regarding Shareholder or Stockholder Approval.

               5.4.1 ALTM Shareholders' Meeting. ALTM shall call and hold a meeting of the ALTM Shareholders (the "ALTM Shareholders' Meeting") as soon as practicable after the date hereof for the purpose of voting upon the approval of the Proposal as outlined in the Proxy Statement. Except as otherwise contemplated by this Agreement, and subject to applicable law, ALTM shall use all commercially reasonable efforts to solicit from the ALTM Shareholders proxies in favor of the Proposal pursuant to the Proxy Statement and shall take all other action necessary or advisable to secure the vote or consent of the ALTM Shareholders required by the rules and regulations of the Nasdaq SmallCap Market and the MBCA to approve the Proposal and the transactions contemplated hereby.

               5.4.2     Proxy Statement.

                            (a)     As promptly as reasonably practicable
after the execution of this Agreement, ALTM shall prepare the Proxy Statement, which shall comply with the rules and regulations promulgated by the SEC.

                            (b)     The Proxy Statement prepared by ALTM shall
contain the Fairness Opinion and shall solicit proxies in favor of (i) the issuance of New ALTM Common Stock and New ALTM Options pursuant to this Agreement, (ii) the Related Agreements, (iii) the Reincorporation, (iv) the Stock Acquisition, (v) the Combination and (vi) such other matters ancillary thereto requiring approval of the ALTM Shareholders (collectively the "Proposal").

                            (c)     None of the information supplied by Hencie
for inclusion or incorporation by reference in the Proxy Statement shall, at the date it or any amendments or supplements thereto are mailed to the ALTM Shareholders, at the time of the ALTM Shareholders' Meeting and at the Stock Acquisition Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Stock Acquisition Effective Time, any event or circumstance relating to Hencie, or its officers or directors, should be discovered by Hencie that should be set forth in an amendment or a supplement to the Proxy Statement, Hencie shall promptly inform ALTM.

                            (d)     ALTM shall use its commercially reasonable
efforts to timely mail the Proxy Statement to the ALTM Shareholders as promptly as practicable following the approval of the Proxy Statement by the SEC.

                            (e)     ALTM shall promptly notify Hencie of the
receipt of any comments from the SEC or its staff and shall supply Hencie with copies of all correspondence between ALTM, its Representatives and the SEC or its staff. No amendment or supplement to the Proxy Statement shall be made without the approval of each of Hencie and ALTM, which approval shall not be unreasonably withheld or delayed.

               5.4.3 The Stockholders Covenants. The Stockholders shall not sell, transfer or permit any Lien to exist with respect to their Hencie Common Stock except the Permitted Liens or the liens disclosed on the Disclosure Schedule.

               5.4.4 Written Consent of Sole Stockholder of New ALTM. Simultaneous with the execution of this Agreement, ALTM, as the sole shareholder of New ALTM, shall duly adopt and approve this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition, the Combination and the transactions contemplated by this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition and the Combination by written consent. ALTM, as the sole stockholder of New ALTM, shall not amend, rescind or withdraw its adoption and approval of this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition, the Combination or the transactions contemplated by this Agreement, the Related Agreements, the Reincorporation, the Stock Acquisition or the Combination.

               5.4.5 Written Consent of Sole Stockholder of Combination Sub. Simultaneous with the execution of this Agreement, New ALTM, as the sole stockholder of Combination Sub, shall duly adopt and approve this Agreement, the Related Agreements, the Combination, and the transactions contemplated by this Agreement, the Related Agreements and the Combination by written consent. New ALTM, as the sole stockholder of Combination Sub, shall not amend, rescind or withdraw its adoption and approval of this Agreement, the Related Agreements, the Combination or the transactions contemplated by this Agreement, the Related Agreements or the Combination.

               5.4.6 Written Consent of the Stockholders. Simultaneous with the execution of this Agreement, Hencie shall cause each of the Stockholders to execute a written consent to duly adopt and approve this Agreement, the Related Agreements, the Stock Acquisition, the Combination and the transactions contemplated by this Agreement, the Related Agreements, the Stock Acquisition and the Combination by written consent. Each of the Stockholders shall not amend, rescind or withdraw his, her or its adoption and approval of this Agreement, the Related Agreements, the Stock Acquisition, the Combination or the transactions contemplated by this Agreement, the Related Agreements, the Stock Acquisition or the Combination.

                               ARTICLE VI
                  CONDITIONS PRECEDENT TO FIRST CLOSING

     6.1 Conditions Precedent to Obligations of Hencie and the Stockholders. The obligations of Hencie and the Stockholders under this Agreement shall be subject to the fulfillment of each and all of the following conditions at or before the First Closing (unless an earlier time is specified in this Agreement, in which case on or before such earlier time), each of which is individually hereby deemed material, and any one or more of which may be waived in writing by the Stockholder(s) owning a majority of the issued and outstanding shares of Hencie Common Stock.

               6.1.1 Representations and Warranties. Each of the representations and warranties of each of the ALTM Companies contained in this Agreement shall be true and correct as of the date when made and (except for changes contemplated by this Agreement and except to the extent any such representation and warranty that speaks of an earlier date, in which case such representation or warranty shall have been true and correct as of such date) shall be true and correct on and as of the First Closing to the same extent and with the same effect as if made on and as of the First Closing.

               6.1.2 Performance by the ALTM Companies. Each of the ALTM Companies shall have fully performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them or it on or before the First Closing (unless an earlier time is specified in this Agreement, in which case on or before such earlier time), including, without limitation, the execution and delivery by them of all documents and instruments required under the terms of Article VII of this Agreement.

               6.1.3 Regulatory Approvals and Consents. There shall have been duly and validly obtained all consents, approvals, authorizations, permits and orders of all federal, state, foreign and other governmental regulatory agencies required in connection with this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the certificates of merger contemplated by Section 1.3, the ALTM Consents and the Hencie Consents), and all such consents, approvals, authorizations, permits and orders shall be in full force and effect as of the First Closing, except in each case where the failure to have obtained such consent, approval, authorization, permit or order would not reasonably be expected to have a Material Adverse Effect on any of the ALTM Companies or Hencie.

               6.1.4 No Court Orders. On the First Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by any court or governmental regulatory agency of competent jurisdiction directing that the transactions contemplated herein or any of them not be consummated as herein provided, or awarding damages or any other remedy to any Person with respect to any of the transactions contemplated hereby.

               6.1.5 Certificates of the ALTM Companies. Each of the ALTM Companies shall have provided to Hencie a certificate, dated the First Closing Date, executed by such ALTM Company confirming that the conditions in Section
6.1.1 and Section 6.1.2 as to each ALTM Company including itself have been satisfied.

               6.1.6 Opinion of ALTM Companies' Counsel. The ALTM Companies shall have delivered to Hencie at the First Closing the opinion of the ALTM Companies' counsel, Moss & Barnett, which opinion shall be dated the Stock Acquisition Effective Time and addressed to Hencie in substantially the form attached hereto as Exhibit 6.1.6.

               6.1.7 Good Standing. Each ALTM Company shall have furnished to Hencie at the First Closing certificates of the appropriate governmental officials, dated within thirty (30) days of the Stock Acquisition Effective Time, confirming that such ALTM Company is in good standing and is duly qualified to transact business in its state of incorporation and in each jurisdiction listed on the Disclosure Schedule.

               6.1.8 Related Agreements. The parties to the Related Agreements (other than Hencie and any Stockholder) shall have executed and delivered the Related Agreements to which each is a party.

               6.1.9 Proxy Statement. No proceeding for the purpose of challenging the validity of the Proxy Statement shall have been initiated or, to the Knowledge of ALTM Management or to the Knowledge of Hencie Management, threatened by the SEC or any other Person.

               6.1.10 Dissenter's Rights. No more than the holders of 100,000 shares of ALTM Common Stock shall seek dissenter's rights in connection with the Reincorporation.

               6.1.11 Approval by ALTM Shareholders. The Proposal shall have been approved and adopted by the requisite vote of the ALTM Shareholders under applicable corporate law and the rules of the Nasdaq SmallCap Market.

               6.1.12 Khan Employment Agreement. The ALTM Companies shall, within ten (10) Business Days of execution of this Agreement, have delivered to Adil Khan (i) a three-year employment agreement dated as of the First Closing Date and contingent upon the consummation of the First Closing, executed by New ALTM, appointing Adil Khan as the Chief Executive Officer of New ALTM (with all of the authority and duties customarily concomitant with such title and at least at the same annual rate of compensation and prerequisites as Adil Khan received as of January 1, 2001) in substantially the form attached hereto as Exhibit 6.1.12 (the "Khan Employment Agreement") and (ii) an option to purchase shares of New ALTM Common Stock on the terms and conditions set forth below.

     The option shall:

                            (a)     Provide for the purchase of a number of
shares (the "Option Shares") of New ALTM Common Stock equal to three percent (3%) of the outstanding shares of New ALTM Common Stock on a fully-diluted basis (as if the Option Shares had been exercised) at an exercise price equal to the market price of New ALTM Common Stock as of the First Closing Date;

                            (b)     Vest if the Adjusted EBITDA of Hencie for
the fiscal year ended December 31, 2002 exceeds the Adjusted EBITDA of Hencie for the fiscal year ended December 31, 2001;

                            (c)     Provide that the option shall become
immediately vested and exercisable and that all conditions to its exercise shall be waived and terminated (i) if Adil Khan shall be terminated or constructively terminated, in each case without Cause, as Chief Executive Officer of New ALTM, (ii) if Adil Khan shall become Disabled (as defined in the Khan Employment Agreement) or (iii) upon a Change of Control (as defined in the Khan Employment Agreement).

               6.1.13 Miller Employment Agreement. The ALTM Companies shall, within ten (10) Business Days of execution of this Agreement, have delivered to Miller an employment agreement dated as of the First Closing Date and contingent upon the consummation of the First Closing, executed by New ALTM, in substantially the form attached hereto as Exhibit 6.1.13.

               6.1.14 Smith Employment Agreement. The ALTM Companies shall, within ten (10) Business Days of execution of this Agreement, have delivered to Sandra J. Smith an employment agreement dated as of the First Closing Date and contingent upon the consummation of the First Closing, executed by New ALTM, in substantially the form attached hereto as Exhibit 6.1.14.

               6.1.15 Tax Opinion. Hencie shall have received an opinion from Moss & Barnett, a professional association, in form and substance reasonably acceptable to Hencie, confirming that the issuance and exchange of New ALTM Common Stock shall have the effect of a plan of reorganization meeting the requirements of Section 368(a)(2)(E) of the Code and the issuance of New ALTM Common Stock and exchange of New ALTM Common Stock for Hencie Common Stock and all other transactions contemplated hereby shall qualify as a "tax free" reorganization as contemplated by the provisions of the Code.

               6.1.16 Total Assets. Immediately prior to First Closing, the ALTM Companies when taken as a whole shall have Total Assets of at least $6.2 million.

               6.1.17 Net Liquid Assets. Immediately prior to First Closing, the ALTM Companies when taken as a whole shall have Net Liquid Assets of at least $2.5 million.

               6.1.18 Board of Directors and Officers of the Post-First Closing Corporations.

                            (a)     New ALTM.  As of the First Closing, the
Board of Directors of New ALTM shall consist of five (5) total directors and shall be divided into three (3) classes, designated as Class I, Class II, and Class III (which at all times shall be as nearly equal in number as possible), with the term of office of Class I directors to expire at the 2003 annual meeting of stockholders, the term of office of Class II directors to expire at the 2004 annual meeting of stockholders, and the term of office of Class III directors to expire at the 2005 annual meeting of stockholders, upon election and qualification of their successors. The Board of Directors of New ALTM shall initially be comprised as follows:

Class  Name of Director

   I   Brad Moore
  II   Thomas Hiatt
  II   Nominee of Adil Khan, which shall in no case be a relative of Adil Khan
 III   Adil Khan
 III   Miller

                            As of the First Closing, the Chairman of the Board
of Directors of New ALTM shall be Miller and the Vice Chairman of the Board of Directors and Chief Executive Officer of New ALTM shall be Adil Khan. The other officers of New ALTM immediately prior to the First Closing shall be appointed by the Board of Directors as designated and appointed in accordance with this Section 6.1.18(a).

                            (b)     Hencie.  As of the First Closing, the
directors and officers of Hencie shall remain the directors and officers of Hencie until their respective successors shall be duly elected or appointed and qualified, or until their earlier death, resignation or removal.

               6.1.19 Registration Rights Agreement. New ALTM, the Stockholders, and the officers, directors and ten percent (10%) stockholders of ALTM shall have executed a Registration Rights Agreement effective as of the First Closing in substantially the form attached hereto as Exhibit 7.3(a).

     6.2 Conditions Precedent to Obligations of the ALTM Companies. The obligations of the ALTM Companies under this Agreement shall be subject to the fulfillment of each and all of the following conditions at or before the First Closing (unless an earlier time is specified in this Agreement, in which case on or before such specified time), each of which is individually hereby deemed material, and any one or more of which may be waived in writing by ALTM:

               6.2.1 Representations and Warranties. Each of the representations and warranties made by Hencie contained in this Agreement shall be true and correct as of the date when made and (except for changes contemplated by this Agreement and except to the extent that any such representation and warranty that speaks of an earlier date, in which case such representation or warranty shall have been true and correct as of such date) shall be true and correct on and as of the First Closing to the same extent and with the same effect as if made on and as of the First Closing.

               6.2.2 Performance by Hencie. Hencie shall have fully performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them on or before the First Closing (unless an earlier time is specified in this Agreement, in which case on or before such earlier time), including, without limitation, the execution and delivery by them of all documents and instruments required under the terms of Article VII of this Agreement.

               6.2.3 Regulatory Approvals and Consents. There shall have been duly and validly obtained all consents, approvals, authorizations, permits and orders of all federal, state, foreign and other governmental regulatory agencies required in connection with this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the certificates of merger contemplated by Section 1.3, the ALTM Consents and the Hencie Consents), and all such consents, approvals, authorizations, permits and orders shall be in full force and effect as of the First Closing, except in each case where the failure to have obtained such consent, approval, authorization, permit or order would not reasonably be expected to have a Material Adverse Effect on any of the ALTM Companies or Hencie.

               6.2.4 No Court Orders. As of the First Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by any court or governmental regulatory agency of competent jurisdiction directing that the transactions contemplated herein or any of them not be consummated as herein provided, or awarding damages or any other remedy to any Person with respect to any of the transactions contemplated hereby.

               6.2.5 Certificate of Hencie. Hencie shall have furnished to the ALTM Companies a certificate, dated the First Closing Date, executed by Hencie confirming that the conditions in Section 6.2.1 and Section 6.2.2 have been satisfied.

               6.2.6 Opinion of Hencie's Counsel. Hencie shall have delivered to ALTM, at the First Closing, the opinion of Hencie's counsel, Haynes and Boone, LLP, which opinion shall be dated the First Closing Date and addressed to ALTM, in substantially the form attached hereto as Exhibit 6.2.6.

               6.2.7 Good Standing. Hencie shall have furnished to ALTM, at the First Closing, certificates of the appropriate governmental officials, dated within fifteen (15) days of the First Closing Date, confirming that Hencie is in good standing and duly qualified to transact business in the State of Delaware, and, as applicable, in each jurisdiction listed on in the Disclosure Schedule.

               6.2.8 Related Agreements. The parties to the Related Agreements (other than the ALTM Companies) shall have executed and delivered the Related Agreements to which each is a party.

               6.2.9 Approval by ALTM Shareholders. The Proposal shall have been approved and adopted by the requisite vote of the ALTM Shareholders under applicable corporate law and the rules of the Nasdaq SmallCap Market.

               6.2.10 Miller Appointments. Miller shall have been designated and appointed to serve as (a) a member of the Board of Directors of New ALTM and (b) Chairman of the Board of Directors of New ALTM, each as contemplated by Section 6.1.18, effective as of the First Closing Date for terms ending at the 2005 annual meeting of stockholders of New ALTM.

               6.2.11 Fairness Opinion. ALTM shall have received the Fairness Opinion in form and substance reasonably satisfactory to ALTM, and it shall not have been withdrawn or modified to indicate that the value to be received by the ALTM Shareholders is materially less than as originally indicated in the Fairness Opinion.

               6.2.12 Delivery of Certificates by Stockholders. Hencie Certificates or lost certificate affidavits representing all of the issued and outstanding Hencie Common Stock held by the Stockholders shall be delivered by the Stockholders to New ALTM at the First Closing.

               6.2.13 Pay-off of IRS Obligation. Hencie shall have provided to New ALTM written instructions and confirmation of the amount(s) owed by Hencie to the Internal Revenue Service in connection with the wire transfer or other mutually agreed disbursement of funds to the Internal Revenue Service and the payment of the IRS Obligation.

                               ARTICLE VII
                   CLOSING AND DELIVERY OF DOCUMENTS

     At the First Closing, the following shall occur as a single integrated transaction:

     7.1 Deliveries by the ALTM Companies. At the First Closing, each of the ALTM Companies shall deliver or cause to be delivered to ALTM, New ALTM, Hencie and/or the Stockholders, as appropriate, the following items:

               (a) Immediately following the consummation of the Reincorporation, at First Closing, New ALTM shall deliver or cause to be delivered the Reincorporation Consideration and the Stock Acquisition Consideration in accordance with Articles I and III;

               (b)     The opinion of the ALTM Companies' counsel described in
Section 6.1.6;

               (c)     Copies of the ALTM Consents;

               (d)     The certificates identified in Section 6.1.5 hereof;

               (e)     The good standing certificates identified in Section
6.1.7 hereof;

               (f) Copies, certified or otherwise identified to Hencie's satisfaction, of all corporate documents that Hencie shall reasonably request, including, without limitation, written consents of the Board of Directors (including, without limitation, the disinterested directors) of each of the ALTM Companies, dated on or before the date hereof to authorize this Agreement, the Related Agreements and the transactions and other acts contemplated either by this Agreement or the Related Agreements, including, without limitation, the preparation and filing of the Proxy Statement and the calling of the ALTM Shareholders' Meeting;

               (g)     A copy of the Fairness Opinion; and

               (h) Copies of the written consents of the sole stockholder of New ALTM and the sole stockholder of Combination Sub as identified in, and contemplated by, Sections 5.4.4 and 5.4.5 respectively.

               (i) The executed employment agreement with Adil Khan as identified in, and contemplated by, Section 6.1.12.

     7.2 Delivery by Hencie. At the First Closing, Hencie shall deliver or cause to be delivered to ALTM the following items:

               (a) The Hencie Certificates representing the shares held by the Stockholders;

               (b)     The opinion of Hencie's counsel as described in Section
6.2.6;

               (c) Copies of the written consents of the stockholders of Hencie, including, without limitation, copies of the written consent of the Stockholders as identified in, and contemplated by, Section 5.4.6;

               (d)     The certificate identified in Section 6.2.5 hereof;

               (e)     The good standing certificates identified in Section
6.2.7 hereof;

               (f) Copies, certified or otherwise identified to ALTM's satisfaction, of all corporate documents that ALTM shall reasonably request, including, without limitation resolutions of the Board of Directors (or written consents in lieu thereof) of Hencie dated on or before the date hereof to authorize this Agreement, the Related Agreements and the transactions and other acts contemplated either by this Agreement or the Related Agreements; and

               (g) A certificate executed by Hencie (i) confirming the accuracy in all material respects of the information concerning Hencie that is contained in any statements, reports, applications, in each case, made by ALTM with any federal, state or foreign governmental regulatory agency or quasi-governmental authority in connection with this Agreement, the Related Agreements and the transactions contemplated hereby and thereby, (ii) acknowledging that such information is supplied by Hencie to ALTM expressly for inclusion in such statement, report, application, and (iii) in the case of the Proxy Statement, identifying the information expressly provided for inclusion in the Proxy Statement.

     7.3 Related Agreements. At the First Closing, the parties, as appropriate, shall execute and deliver at First Closing the following documents (the "Related Agreements"):

               (a) A Registration Rights Agreement by and among New ALTM, the Stockholders, and the officers, directors and ten percent (10%) stockholders of ALTM, effective as of the First Closing, executed by New ALTM, the Stockholders, and the officers, directors and ten percent (10%) stockholders of ALTM, in substantially the form attached hereto as Exhibit 7.3(a); and

               (b) Adil Khan and K2VC shall execute and deliver an Escrow Agreement in substantially the form attached hereto as Exhibit 7.3(b) (the "Indemnification Escrow Agreement") (with such changes as are necessary to obtain a mutually acceptable escrow agent or reasonably requested by the mutually acceptable escrow agent). In order to provide indemnification in accordance with Section 9.6 of this Agreement, K2VC shall deliver to the escrow agent named in the Indemnification Escrow Agreement stock certificates representing those certain shares of New ALTM Common Stock which are subject to that certain Pledge Agreement (as defined in that certain Settlement Agreement and Release, dated as of May 22, 2002, by and between Edge Technology Group, Inc., Hencie, Hencie Consulting, and Adil Khan) if, and only if, and promptly after, such shares shall have been released from and are no longer subject to the Pledge Agreement until the amount of such shares delivered to such escrow agent shall have an aggregate market value of $750,000 (the "Escrow Shares"). Pursuant to the terms of the Indemnification Escrow Agreement, if on the last business day of any month in which the Indemnification Escrow Agreement remains in effect the market value of the shares delivered pursuant to it exceeds $750,000, then shares with a market value representing such excess shall be released and delivered to K2VC. For purposes of this Section 7.3(b) and Section 9.6, the market value of the Escrow Shares shall be calculated based on the average market price of New ALTM Common Stock for the thirty (30) days prior to the date on which the market value is determined. The terms of the Indemnification Escrow Agreement shall provide that K2VC retains its voting rights with respect to the Escrow Shares.

     7.4 Pay-off of IRS Obligation. At or before the First Closing, New ALTM shall pay the IRS Obligation via wire transfer or other mutually agreed disbursement of funds to the Internal Revenue Service pursuant to written instructions provided by Hencie and such payment(s) shall be made out of the combined funds of Hencie and the ALTM Companies.

                            ARTICLE VIII
                            TERMINATION

     8.1 Reasons for Termination. Regardless of whether the ALTM Shareholders' approval for the Proposal has been obtained, this Agreement may be terminated and the transactions contemplated hereby abandoned before the First Closing as follows:

               8.1.1 By Mutual Consent. By the mutual consent of the parties hereto;

               8.1.2 By Hencie. By Hencie, after compliance with the procedure set forth in this Article, if (i) any of the ALTM Companies' representations or warranties contained herein is untrue or incorrect and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, any of the ALTM Companies, Hencie or the Stockholders to suffer a Material Adverse Effect, (ii) any of the ALTM Companies fails to perform any of its covenants or agreements contained herein and such Breach has caused, or is reasonably likely to cause, any of the ALTM Companies, Hencie or the Stockholders to suffer a Material Adverse Effect, (iii) any of the conditions to the consummation by Hencie and the Stockholders of the transactions provided for herein shall have become impossible to satisfy other than as a result of the action or inaction of Hencie or the Stockholders or (iv) for any reason ALTM fails to mail notice of the ALTM Shareholders' Meeting on or before June 23, 2002 or hold such meeting on or before July 23, 2002; provided, however, that a willful material Breach of this Agreement by ALTM shall be deemed to cause such conditions to be impossible of being satisfied for purposes of Section 8.1.2(iii).

               8.1.3 By Any of the ALTM Companies. By any of the ALTM Companies, after compliance with the procedure set forth in this Article, if
(i) any of Hencie's representations or warranties contained herein is untrue or incorrect and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, the ALTM Companies or Hencie to suffer a Material Adverse Effect, (ii) Hencie fails to perform any of its covenants or agreements contained herein and such Breach has caused, or is reasonably likely to cause, the ALTM Companies or Hencie to suffer a Material Adverse Effect, (iii) any of the conditions to the consummation by any of the ALTM Companies of the transactions provided for herein shall have become impossible to satisfy other than as a result of the action or inaction of any of the ALTM Companies, (iv) ALTM elects not to proceed with the transactions contemplated by this Agreement based on PWC's review of the draft financial audit of Hencie performed by Deloitte & Touche LLP at any time prior to the date and time at which the preliminary Proxy Statement shall have been filed, or (v) ATLM accepts a Superior Proposal, after compliance with the procedure set forth in
Section 5.2.6, and after ALTM reimburses Hencie for actual attorneys fees and pays to Hencie liquidated damages of $50,000 (collectively, the "Superior Proposal Breakup Fees"); provided, however, that, notwithstanding anything herein to the contrary, the Superior Proposal Breakup Fees shall not exceed $150,000; provided, however, that a willful material Breach of this Agreement by Hencie shall be deemed to cause such conditions to be impossible of being satisfied for purposes of Section 8.1.3(iii).

               8.1.4 Drop-Dead Date. By ALTM or Hencie, if the First Closing shall not have occurred by August 1, 2002; provided, however, that such date shall be extended by the number of days, if any, to cure any matter that is the subject of a notice under Section 8.3 (Hencie Termination Procedure) or Section 8.4 (ALTM Termination Procedure).

               8.1.5 Injunction or Order. By ALTM or Hencie if any permanent injunction or other order of a court or other competent authority preventing the consummation of any of the transactions contemplated hereby shall have become final and non-appealable.

     8.2 Notice of Problems. Each party shall promptly give written notice to the other parties when any of them becomes aware of the occurrence or failure to occur, or the impending or threatened occurrence or failure to occur, of any fact or event that would cause or constitute, or would be likely to cause or constitute (i) any of its representations or warranties contained herein to be untrue or incorrect and the basis for such untruth or incorrectness has caused or is reasonably likely to cause, it or any other party to suffer a Material Adverse Effect, (ii) its failure to perform any of its covenants or agreements contained herein and such Breach has caused or is reasonably likely to cause it or any other party to suffer a Material Adverse Effect or (iii) any of the conditions to First Closing set forth in Article VI it must satisfy to be or becoming impossible to satisfy. No such notice shall affect the representations, warranties, covenants, agreements or conditions of the parties hereunder or their liability therefore, or prevent any party from relying on the representations and warranties contained herein.

     8.3 Hencie Termination Procedure. If Hencie discovers, by reason of a notice given pursuant to this Agreement or otherwise, that (i) any of ALTM's or the other ALTM Companies' representations or warranties is untrue or incorrect when made and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, the ALTM Companies or Hencie to suffer a Material Adverse Effect, (ii) any of the ALTM Companies has failed to perform any of its covenants or agreements contained herein in any material respect, and such Breach has caused, or is reasonably likely to cause, the ALTM Companies or Hencie to suffer a Material Adverse Effect, (iii) any of the conditions to ALTM's or Hencie's obligations to consummate the transactions provided for herein has become impossible to satisfy or (iv) for any reason ALTM fails to mail notice of the ALTM Shareholders' Meeting on or before June 23, 2002 or hold such meeting on or before July 23, 2002, then Hencie may deliver a notice to ALTM of such event, specifying the factual basis therefore in reasonable detail. The ALTM Companies shall have the right to cure any matter referred to in clause (i) or (ii) of this Section within fifteen (15) Business Days following the date of delivery of such notice. Upon such notice and, in the case of clause (i) or (ii), upon ALTM's or the other ALTM Companies' failure to timely cure, Hencie may terminate this Agreement by giving a notice of termination to ALTM.

     8.4 ALTM Termination Procedure. If ALTM discovers, by reason of a notice given pursuant to this Agreement or otherwise, that (i) any of Hencie's representations or warranties is untrue or incorrect when made and the basis for such untruth or incorrectness has caused, or is reasonably likely to cause, Hencie or the ALTM Companies to suffer a Material Adverse Effect, (ii) Hencie has failed to perform any of its covenants or agreements contained herein in any material respect and such Breach has caused, or is reasonably likely to cause, the ALTM Companies or Hencie to suffer a Material Adverse Effect or (iii) any of the conditions to the ALTM Companies' obligations to consummate the transactions provided for herein has become impossible to satisfy, then ALTM may deliver a notice to Hencie of such event, specifying the factual basis therefore in reasonable detail. Hencie shall have the right to cure any matter referred to in clause (i) or (ii) of this Section within fifteen (15) Business Days following the date of delivery of such notice.
Upon such notice and, in the case of clause (i) or (ii), upon Hencie's failure to timely cure, ALTM may terminate this Agreement by giving a notice of termination to Hencie.

     8.5 Effect of Termination. Upon termination of this Agreement pursuant to this Article, no party shall have any liability or continuing obligation to another party arising out of this Agreement except out of actions taken in connection with this Agreement, except that this Section 8.5 and Article IX shall survive termination of this Agreement. Notwithstanding the foregoing, termination of this Agreement shall not relieve any party from its liability for the Breach, prior to termination, of its (i) covenants or agreements or (ii) representations or warranties.

     8.6 Expenses. Except as set forth in Section 8.1.3, whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of any advisers, accountants and legal counsel) shall be paid by the party incurring such cost or expense.

                                ARTICLE IX
                         POST-CLOSING AGREEMENTS

     After the First Closing, the ALTM Companies, Hencie and the Stockholders covenant and agree as follows:

     9.1     Cooperation.

               (a) ALTM shall at the reasonable request and sole cost of Hencie use commercially reasonable efforts to aid the Stockholders in establishing themselves as the owners of the shares of New ALTM Common Stock and the New ALTM Options to be issued hereunder and, in connection therewith, shall use commercially reasonable efforts to maintain the ALTM Companies' goodwill and reputation with material suppliers, customers, distributors, creditors and others having business relations with the ALTM Companies and in the business community generally.
               (b) Each of the Corporate Parties shall cooperate fully, as and to the extent reasonably requested by the other, in connection with the filing of Tax Returns by any such party after the First Closing Date and any audit or other Proceeding with respect to Taxes for periods ending prior to the first anniversary of the First Closing Date. Such cooperation shall include the retention and (upon the other's request) the provision of records and information which are reasonably relevant to any such audit or other Proceeding. The ALTM Companies agree (i) to retain all books and records with respect to Tax matters pertinent to the ALTM Companies relating to any taxable period beginning before the First Closing Date until the expiration of the statute of limitations (and, to the extent notified by Hencie, any extensions thereof) of the respective taxable periods and to abide by all record retention agreements entered into with any Taxing authority, and (ii) to give Hencie reasonable written notice prior to destroying or discarding any such books and records and, if Hencie so requests, the ALTM Companies shall allow Hencie to take possession of such books and records if the ALTM Companies determine to destroy or discard such books and records.

               (c) Each of the Corporate Parties further agrees, upon request by any of the others, to use their commercially reasonable efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, without limitation, with respect to the transactions contemplated by this Agreement).

     9.2 Certain Transfer and Similar Taxes of the ALTM Companies. All transfer, documentary, sales, use, stamp, and registration Taxes incurred in connection with this Agreement (excluding any shareholder, stockholder and/or corporate-level gains Tax triggered by any of the transactions contemplated hereby), shall be paid by Hencie when due, and Hencie shall, at its own expense, file all such necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration Taxes, and, if required by applicable law, any or all of the ALTM Companies shall join in the execution of any such Tax Returns and other documentation.

     9.3 Inspection of Records. The ALTM Companies shall each retain and make their respective books and records (including, without limitation, work papers in the possession of their respective accountants) available for inspection and copying by Hencie and its Representatives and the Stockholders and each of their Representatives, for reasonable business purposes at all reasonable times during normal business hours, for a seven-year period plus any applicable tolling periods after the First Closing Date, with respect to all transactions of the ALTM Companies relating to the Reincorporation, Stock Acquisition and the Combination and those relating to the First Closing, and the historical financial condition, assets, liabilities, operations, Taxes and cash flows of the ALTM Companies for such periods.

     9.4 The Combination. Each of the Corporate Parties shall use their commercially reasonable efforts, subject to applicable federal and state law, to acquire any and all issued and outstanding shares of Hencie Common Stock owned and/or held by the Minority Stockholders by issuing shares of New ALTM Common Stock for the shares of Hencie Common Stock owned and/or held by the Minority Stockholders pursuant to the terms and conditions of the Combination as contemplated hereby. Notwithstanding anything herein to the contrary, the Combination Consideration shall be calculated using the Common Stock Exchange Ratio as utilized to effectuate the exchange of Hencie Common Stock by the Stockholders pursuant to the Stock Acquisition and in accordance with the terms and conditions of this Agreement. Each of the Corporate Parties shall use their commercially reasonable efforts to effectuate the Combination no earlier than six (6) months and one (1) Business Day following the Stock Acquisition Effective Time and no later than twelve (12) months following the Stock Acquisition Effective Time.

     9.5 Additional Equity Funding. Each of the Corporate Parties shall use their commercially reasonable efforts to obtain any and all additional equity funding deemed necessary or desirable by the Board of Directors of New ALTM.

     9.6 Indemnification of the ALTM Companies. For a period of twenty-four (24) months from the First Closing Date and subject to the other provisions of this Section 9.6, Adil Khan shall defend, indemnify and hold the ALTM Companies and their respective officers, directors, employees, agents and controlling persons (each an "ALTM Indemnified Party" and collectively, the "ALTM Indemnified Parties") harmless from and against, and promptly reimburse each ALTM Indemnified Party for, any loss, damage, deficiency, liability, judgment, claim or expense, including, without limitation, reasonable investigative costs, costs of defense, settlement costs (subject to approval as provided below), costs of cleanup, containment or other remediation and including, without limitation, reasonable attorneys' and accountants' fees, whether or not involving a third-party claim (each a "Loss" and collectively, "Losses"), that any ALTM Indemnified Party actually incurs or to which such ALTM Indemnified Party becomes subject, which Loss(es), whether or not involving a third-party claim, arise, either directly or indirectly, out of
(i) any Breach by any of the Hencie Companies or any Stockholder of any representation or warranty of any of the Hencie Companies or any Stockholder,
(ii) any claim asserted by any third party that, assuming the truth thereof, would constitute a Breach by any of the Hencie Companies or any Stockholder of any representation or warranty of any of the Hencie Companies or any Stockholder, (iii) liability for any and all amounts owed by Hencie to the Internal Revenue Service in connection with the IRS Obligation in excess of $978,158, or (iv) any claim asserted by Hencie.Com, Inc., a Delaware corporation ("Hencie.Com"), or Mr. Paul A. Tanner, an affiliate of Hencie.Com ("Tanner"); provided, however, that Adil Khan shall also defend, indemnify and hold Hencie and Hencie Consulting and their respective officers, directors, employees, agents and controlling persons harmless from and against, and promptly reimburse each such party for, any Loss, that any such party actually incurs or to which such party becomes subject, which Loss(es), whether or not involving a third party claim, arise, either directly or indirectly, out of any claim(s) referred to in Section 9.6(iv) and that, for purposes of this
Section 9.6 and with respect to any Loss(es) arising out of or relating to any claim(s) referred to in Section 9.6(iv) only, the term ALTM Indemnified Parties shall include, without limitation, Hencie and Hencie Consulting and their respective officers, directors, employees, agents and controlling persons; provided, however, that any claim for indemnification of Hencie, Hencie Consulting, or any of their respective officers, directors, employees, agents or controlling persons pursuant to this Section 9.6 shall be subordinate to any and all claims for indemnification of the ALTM Indemnified Parties and shall be paid only to the extent of the remaining Escrow Shares in the escrow fund after payment of any and all claims for indemnification, if any, of the ALTM Indemnified Parties.

     Subject to the other provisions of this Section 9.6, Adil Khan shall promptly pay to any ALTM Indemnified Party the amount of any and all Loss(es) after the amount of any such Loss(es) and Adil Khan's liability therefore is established by (x) a written agreement between an ALTM Indemnified Party and Adil Khan, (y) with respect to an Asserted Liability not involving a third-party claim, a binding decision rendered in arbitration, or (z) with respect to an Asserted Liability involving a third-party claim, a final, binding and non-appealable decision, judgment or other order of a court of competent jurisdiction, an administrative agency or other competent authority (any Loss(es) so established shall be referred to herein as an "ALTM Established Loss" and collectively, as "ALTM Established Losses"); provided, however, that Adil Khan shall not have any liability for any claims for indemnification hereunder unless (xx) an ALTM Indemnified Party and Adil Khan shall agree in writing that Adil Khan shall have liability for a Loss related to a Breach,
(yy) with respect to an Asserted Liability not involving a third-party claim, a demand for arbitration conducted in accordance with the Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes of the American Arbitration Association is made, or (zz) with respect to an Asserted Liability involving a third-party claim, a claim by a third party with a court of competent jurisdiction, an administrative agency or other competent authority is filed prior to the twenty-four (24) month anniversary of the First Closing Date and any such liability shall be deemed waived, and no Person shall have any remedy for any such Loss(es); it being the intention of the parties that all claims relating to such Loss(es) shall thereafter be forever barred. Any demand for arbitration seeking indemnification hereunder or third-party claim in connection with liability for a Loss related to a Breach made during such twenty-four (24) month period shall remain valid and the representations and warranties relating thereto shall remain in effect for purposes of such indemnification notwithstanding that the amount or validity of such claim(s) may not be established or resolved within such twenty-four (24) month period.

     Subject to the legal opinion referred to below in this Section 9.6 and except as limited by the Deductible and the Cap, Adil Khan shall promptly pay to any ALTM Indemnified Party, the amount of any and all ALTM Established Loss(es) in cash equal to the amount of such ALTM Established Loss(es) within thirty (30) Business Days after such ALTM Established Loss(es) have been established in accordance with this Section 9.6; provided, however, that if such cash payment is not made by Adil Khan within such thirty (30) Business Day period then the escrow agent under the Indemnification Escrow Agreement shall pay to such ALTM Indemnified Party an amount of Escrow Shares having a market value, determined as of the date such ALTM Established Loss(es) shall have been established, equal to such ALTM Established Loss(es); provided, however, that, if New ALTM receives an opinion from its legal counsel to the effect that payment of an ALTM Established Loss must be paid in New ALTM Common Stock in order to avoid jeopardizing the status of this Agreement or the transactions contemplated hereby as a "tax free" reorganization, then the payment of the ALTM Established Loss(es) shall be made with an amount of Escrow Shares having a market value, determined as of the date such ALTM Established Loss(es) shall have been established, equal to such ALTM Established Loss(es) in lieu of cash; provided, however, that Adil Khan shall be given a reasonable time to register such Escrow Shares under the Securities Act if Adil Khan, in his sole and absolute discretion, shall determine that such registration is necessary or appropriate. The parties hereto acknowledge and agree that Adil Khan's indemnification obligations under this Section 9.6 are for the exclusive benefit of the ALTM Indemnified Parties and enforceable only by the ALTM Indemnified Parties.

               (a) Deductible. Adil Khan shall not be liable for, and shall not be obligated to pay, any amount until the party or parties to be indemnified has or have incurred aggregate ALTM Established Losses, as applicable, in excess of $150,000 (the "Deductible"). At such time as the aggregate ALTM Established Loss(es) incurred by the party or parties to be indemnified shall exceed the Deductible, the claimant shall be entitled to the full amount of such ALTM Established Loss(es), including, without limitation, the amount of the Deductible, subject to the other provisions of this Section 9.6.

               (b) Cap. Adil Khan shall not be liable for, and shall not be obligated to pay, for any reason, in connection with this Section 9.6, any amount in excess of the applicable Cap; provided, however, that the Cap shall not apply to any ALTM Established Loss(es) arising out of or relating to any claims(s) referred to in Section 9.6(iv). For purposes hereof, the applicable "Cap" shall be $750,000.

               (c)     Arbitration.  Subject to the other provisions of this
Section 9.6, any claims for indemnification hereunder not involving a third-party claim, shall be resolved and/or settled by arbitration conducted in accordance with the Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes of the American Arbitration Association. Any arbitration hearing to be held in connection with this Section 9.6 shall be held in Dallas, Texas before a panel of three (3) neutral arbitrators mutually selected by the applicable ALTM Indemnified Party and Adil Khan which panel shall be comprised of licensed attorneys. If within twenty (20) Business Days, such parties are not able to mutually agree upon all three (3) neutral arbitrators the number of arbitrators needed to complete the panel shall be appointed in accordance with the rules of the American Arbitration Association. Any judgment on the award or decision rendered by the arbitration panel may be entered in any court having jurisdiction thereof.
Any and all costs of arbitration, including, without limitation, legal fees incurred in connection with arbitration, shall be awarded to the prevailing parties as determined by arbitration and the arbitration panel shall have authority to and must award such costs and legal fees.

               (d) Notice and Opportunity to Defend. Whenever an Asserted Liability involving a third-party claim shall arise for which any ALTM Indemnified Party may be entitled to indemnification hereunder, including, without limitation, receipt of notice of any third-party claim or commencement of any third-party Proceeding, and Adil Khan is obligated to provide indemnification pursuant to this Section 9.6, such ALTM Indemnified Party shall promptly give Adil Khan notice thereof. The ALTM Indemnified Party's failure to so notify Adil Khan shall not cause the ALTM Indemnified Party to lose his, her or its right to indemnification under this Section 9.6, except to the extent that such failure materially prejudices Adil Khan's ability to defend against an Asserted Liability involving a third-party claim that such ALTM Indemnified Party has the right to defend against hereunder (and except as otherwise set forth in this Section 9.6). Such notice shall describe the Asserted Liability in reasonable detail, and if practicable shall indicate the amount (which may be estimated) of the Loss(es) that have been or may be asserted by the ALTM Indemnified Party. Notwithstanding anything in this
Section 9.6 to the contrary, Adil Khan may defend against an Asserted Liability involving a third-party claim on behalf of such ALTM Indemnified Party utilizing counsel reasonably acceptable to such ALTM Indemnified Party, unless (a) such ALTM Indemnified Party reasonably objects to such assumption on the grounds that counsel for Adil Khan cannot represent both Adil Khan and such ALTM Indemnified Party where such representation would be reasonably likely to result in a conflict of interest or because there may be defenses available to such ALTM Indemnified Party that are not available to Adil Khan,
(b) Adil Khan is not capable (by reason of disability, death, insufficient financial capacity, bankruptcy, receivership, liquidation, managerial deadlock, managerial neglect or similar events) of maintaining a reasonable defense of such action or proceeding, or (c) the action or proceeding seeks injunctive or other equitable relief against such ALTM Indemnified Party. If Adil Khan defends against an Asserted Liability involving a third-party claim, he shall do so vigorously and in good faith at his own expense and shall not be responsible for the costs of defense, investigative costs, attorney's fees or other expenses incurred by the ALTM Indemnified Party to defend such Asserted Liability involving the third-party claim (as such ALTM Indemnified Party may continue to defend using separate counsel, at his, her or its own expense). If the ALTM Indemnified Party assumes the defense of an Asserted Liability involving a third-party claim because Adil Khan has not elected to assume the defense, then he, she or it shall do so vigorously and in good faith and Adil Khan shall indemnify the ALTM Indemnified Party for his, her or its legal fees only to the extent that such legal fees are established as an ALTM Established Loss; provided, however, that Adil Khan shall not be liable for the legal fees of more than one (1) legal counsel for any and all ALTM Indemnified Parties in any one (1) jurisdiction nothwithstanding the possibility that such legal fees may be included in the ALTM Established Loss(es). An ALTM Indemnifed Party and Adil Khan may only settle or otherwise resolve without litigation any Asserted Liability involving a third-party claim with the consent of the other party, which consent shall not be unreasonably withheld.

               (e) Third-Party Claims. The parties shall cooperate with each other with respect to the defense of any claims or litigation made or commenced by third-parties subsequent to the First Closing Date whether or not indemnification is available (for any reason) under this Section 9.6; provided, however, that the party requesting cooperation shall reimburse the other party for the other party's reasonable out-of-pocket costs and expenses of furnishing such cooperation.

               (f) Indemnification Based Upon Net Losses. In addition to the Deductible and the Cap limitations on indemnification, the duty and obligation of Adil Khan to provide indemnification for ALTM Established Losses hereunder shall be limited to the net amount of any Loss(es) actually sustained or paid. In determining the amount of any ALTM Established Loss(es), the actual amount of Loss(es) shall be the amount in excess of any insurance coverage and shall be reduced by the aggregate value of any assets, properties and rights, including, without limitation, proceeds of insurance, claims, cross-claims, counterclaims and the like which are received or reasonably expected to be received by any ALTM Indemnified Party and the Tax benefits realized or reasonably expected to be realized by such party as a direct result of the Loss(es). In such connection, an ALTM Indemnified Party shall use its commercially reasonable efforts to pursue, and shall fully cooperate with Adil Khan in pursuing by all appropriate action, any and all amounts which reasonably may be available from any third party. In addition, in determining the ALTM Established Loss(es) for which indemnification is required, the amount of indemnification shall be increased to include any Tax liability incurred or reasonably expected to be incurred by a party as a direct result of such indemnification. If any Tax benefit expected to be realized is in fact not realized, or any Tax liability expected to be incurred is not in fact incurred, then an adjustment shall be made promptly to compensate the disadvantaged party.

     9.7 Appointments of Adil Khan. New ALTM shall take such steps as are necessary to cause Adil Khan (or appointee of Adil Khan) to have been duly appointed and qualified as the sole director of Hencie to serve as the sole member of the Board of Directors of Hencie and as the Chief Executive Officer of Hencie to serve as the Chief Executive Officer of Hencie, each for as long as Adil Khan shall continue to be employed by New ALTM pursuant to the Khan Employment Agreement or any successor employment agreement thereto.

     9.8 Confirmation of Payment of IRS Obligation. Hencie shall take such steps as are necessary to provide, or cause to be provided to, New ALTM confirmation that any and all amounts owed by Hencie to the Internal Revenue Service in connection with the IRS Obligation have been paid.

                              ARTICLE X
                              SURVIVAL

     The agreements, representations, warranties and covenants of Hencie, the Stockholders and each of the ALTM Companies made in this Agreement shall survive the First Closing for a period of two (2) years, except for (a) this
Article X and (b) those agreements, representations, warranties, covenants and other provisions contained herein (i) that by their terms apply or are to be performed in whole or in part before the Second Closing Date and (ii) which shall be governed by the terms of survival set forth in the applicable Section(s) of this Agreement with respect to such agreements, representations, warranties, covenants and other provisions.

                              ARTICLE XI
                             MISCELLANEOUS

     11.1 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear all fees and expenses relating to or arising from his, her or its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the parties hereto agrees to pay all of his, her or its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and, to the extent practical, all such fees and expenses of the parties hereto shall be paid prior to First Closing. Notwithstanding the foregoing, the prevailing party in an arbitration conducted pursuant to Section 9.6 shall be entitled to recovery of his, her or its attorney's fees incurred in connection with such arbitration in accordance with Section 9.6.

     11.2 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by prepaid telex or telecopy or delivered or mailed by certified mail, postage prepaid, with return receipt requested, to the following addresses:

              If to any of the            Alternate Marketing Networks, Inc
              ALTM Companies:             One Ionia, S.W., Suite 520
                                          Grand Rapids, Michigan  49503

              With a copy prior to        Janna R. Severance
              First Closing to:           Moss & Barnett, PA
                                          4800 Wells Fargo Center
                                          90 South Seventh Street
                                          Minneapolis, Minnesota 55402-4129

              With a copy after           Greg R. Samuel, Esq.
              First Closing to:           Haynes and Boone, LLP
                                          901 Main Street, Suite 3100
                                          Dallas, Texas  75202-3789

              If to Hencie or Adil Khan:  Hencie, Inc.
                                          13155 Noel Road, Suite 1001
                                          Dallas, Texas 75240

              With a copy to:             Greg R. Samuel, Esq.
                                          Haynes and Boone, LLP
                                          901 Main Street, Suite 3100
                                          Dallas, Texas  75202-3789

              If to any Stockholder:      To the address set forth below such
                                          Stockholder's name on the Signature
                                          Page(s) hereto.

     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon the second Business Day following deposit thereof in the United States mail. If notice is given by telex or telecopy in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt.

     11.3 Entire Agreement. This Agreement (together with the Schedule(s) and Exhibits hereto), the Related Agreements, the other documents delivered pursuant hereto and referenced herein set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersede all other prior agreements, arrangements and understandings related to the subject matter hereof. This Agreement supersedes in its entirety that certain Agreement and Plan of Reorganization, dated as of April 9, 2002, by and among the parties hereto, and that certain Letter of Intent, accepted as of January 24, 2002, by and among certain of the parties hereto, as amended, that certain Agreement and Plan of Reorganization, dated as of April 9, 2002, by and among the parties hereto, and that certain letter, dated as of April 22, 2002, by and among ALTM, Hencie, and Adil Khan. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto with respect to the subject matter hereof which is not embodied in this Agreement or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth with respect to the subject matter hereof.

     11.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.5 Incorporated by Reference. The Disclosure Schedules are incorporated as a part of this Agreement by reference.

     11.6 Number and Gender of Words. When the context so requires in this Agreement, words of any gender shall include either or both of the other genders and the singular number shall include the plural.

     11.7 Execution of Additional Documents. Each party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

     11.8 Finders' and Related Fees. Each of the parties hereto is responsible for, and shall indemnify the other parties against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby. For purposes of clarification, it is agreed by the parties that all fees and expenses relating to any of the transactions contemplated hereby that may be incurred by ALTM prior to the First Closing Date shall be paid and/or reimbursed by ALTM.

     11.9 Interpretation. References to "Sections" herein are references to sections of this Agreement. The words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

     11.10 No Third Party Beneficiary, Etc. Except as otherwise expressly provided for herein, there shall be no third party beneficiary of this Agreement and this Agreement shall not inure to the benefit of, be enforceable by, or create any right or cause of action in any Person other than the parties hereto and their heirs, executors, administrators, legal representatives, successors and permitted assigns. Neither the availability of, nor any limit on, any remedy hereunder shall limit the remedies of any party hereto against third parties except as provided in Article X.

     11.11 Reformation. In case any provision hereof shall be invalid, illegal or unenforceable, such provision shall be reformed to best effectuate the intent of the parties and permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.12 Binding Effect and Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, administrators, legal representatives and permitted assigns. This Agreement, and the rights and obligations created hereunder, may not be transferred or assigned by any party without the prior consent of the other parties.

     11.13 Public Announcements. Any public announcement or similar publicity with respect to this Agreement shall be issued, if at all, at such time and in such manner as ALTM determines; provided, however, that Hencie shall be given a copy in advance of such proposed press release. Unless consented to by ALTM in advance or required by legal requirements, prior to the First Closing, Hencie shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person.

     11.14 Confidentiality. Between the date of this Agreement and for the three-year period following (i) the termination of this Agreement pursuant to
Article VIII or (ii) the Second Closing Date, each of the Corporate Parties shall maintain in confidence, and shall cause their respective directors, officers, employees, agents and advisors (the "Representatives") to maintain in confidence, any written, oral, electronic, or other information of every kind, including all analyses, compilations, forecasts, studies or other documents prepared by a receiving party that contain or in any way reflect such information that has been or may be furnished by any such party or its Representatives obtained in confidence (collectively the "Confidential Information") from another party to this Agreement (the "Disclosing Party"), and shall not use, and shall cause their respective Representatives not to use, any such information except for the purpose of this Agreement or in connection with any Proceedings between any of the parties, unless (a)such information is already known to such party and such party is not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary in making any release, report, filing (including filings with the SEC or, if required by applicable law, release required by the Nasdaq Stock Market) or obtaining any consent or approval required for the consummation of the transactions contemplated by the Agreement, or (c) the furnishing or use of such information is required by Proceedings. Each party shall only reveal Confidential Information of the Disclosing Party to the receiving party's Representatives (a) who reasonably need to have the Confidential Information for purposes of evaluating the potential transactions contemplated hereby and
(b) who are aware of the confidential nature of the Confidential Information and of this Section 11.14. Each Corporate Party shall cause its Representatives to observe the restrictions of this Section 11.14 and shall be responsible and liable for any Breach of this Section 11.14 by its Representatives. If this Agreement is terminated for any reason, each party must promptly return to the Disclosing Party all Confidential Information obtained from the Disclosing Party that is by nature returnable, and each receiving party shall thereafter continue to comply with its obligations under this Section 11.14.

     11.15 Time of the Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

     11.16 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     11.17 Applicable Law. This Agreement is made pursuant to, shall be construed under, and shall be conclusively deemed for all purposes to have been executed and delivered under the laws of the State of Delaware without reference to conflicts of laws.

     11.18 Forbearance; Waiver. Forbearance or failure to pursue any legal or equitable remedy or right available to a party upon default under, or upon a Breach of, this Agreement shall not constitute waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of a subsequent default or Breach.

     11.19 Remedies. All rights and remedies under this Agreement are cumulative, not exclusive, and shall be in addition to all rights and remedies available to either party at law or in equity.

     11.20   Amendment of Agreement.

             (a) Except as limited by the provisions of Sections 11.20(b), this Agreement may only be amended or modified by written instrument duly executed by each of the parties hereto in accordance with the MBCA and DGCL; provided, however, that, notwithstanding the foregoing and except as limited by the provisions of Section 11.20(b), any and all provisions of this Agreement regarding the Combination and the merger of Combination Sub with and into Hencie may be amended or modified by written instrument duly executed by each of the Corporate Parties in accordance with the MBCA and DGCL.

             (b) No amendment or modification of this Agreement or any provision hereof pursuant to Section 11.20(a) shall disqualify the transactions contemplated by this Agreement as or otherwise cause the transactions contemplated by this Agreement to constitute anything other than a "tax free" reorganization as contemplated by the provisions of the Code.

     11.21 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                Remainder of Page Intentionally Left Blank.
                       Signature Page(s) To Follow.














     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement and Plan of Reorganization, effective as of the date first above written.

                                  ALTERNATE MARKETING NETWORKS, INC.,
                                  a Michigan corporation


                                  By: /s/ Phillip D. Miller
                                  Name: Phillip D. Miller
                                  Title: Chief Executive Officer


                                  ALTERNATE MARKETING NETWORKS, INC.,
                                  a Delaware corporation


                                  By: /s/ Phillip D. Miller
                                  Name: Phillip D. Miller
                                  Title: Chief Executive Officer


                                  ALTM COMBINATION CO.,
                                  a Delaware corporation


                                  By: /s/ Phillip D. Miller
                                  Name: Phillip D. Miller
                                  Title: Chief Executive Officer


                                  HENCIE, INC., a Delaware corporation


                                  By: /s/ Adil Khan
                                  Name: Adil Khan
                                  Title: Chief Executive Officer


                                  /s/ Adil Khan
                                  Adil Khan


                                  STOCKHOLDERS:


                                  K2 VC, Ltd., a Texas limited partnership

                                  By: K2 VC Management, LLC, its General
                                      Partner


                                  By: /s/ Adil Khan
                                  Name: Adil Khan
                                  Title: President
                                  Address: 3913 Cornwall Street
                                           Plano, TX 75093

                                  HENCIE INTERNATIONAL, INC.,
                                  a Texas corporation


                                  By: /s/ M. Anwar Fatehdin
                                  Name: M. Anwar Fatehdin
                                  Title: President
                                  Address: 17304 Calla Drive
                                           Dallas, TX 75252

                                  LONE STAR STEEL COMPANY,
                                  a Delaware corporation


                                  By: /s/  Steven L. Jaggers
                                  Name:    Steven L. Jaggers
                                  Title:   Vice President - Finance and
                                           Information Technology
                                  Address: P.O. Box 1000
                                           Highway 259 South
                                           Lone Star, TX 75668


                                  /s/ David Bender
                                  Name:    David Bender
                                  Address: 1425 Balcones
                                           Plano, TX 75093


                                  /s/ David Bevins
                                  Name:    David Bevins
                                  Address: 6912 Taylor Lane
                                           Wylie, TX 75098


                                  /s/ Jamal Rabani
                                  Name:    Jamal Rabani
                                  Address: 4423 Bush Circle
                                           Fremont, CA 94538


                                  /s/ Randall Reiners
                                  Name:    Randall Reiners
                                  Address: 4701 Charles Place
                                           Apt. 1313
                                           Plano, TX 75093


                                  /s/ Richard Salpeter
                                  Name:    Richard Salpeter
                                  Address: 3 Grove Isle Drive
                                           Coconut Grove, FL 33133





                               SCHEDULE A

                    Stockholders' Ownership Information





                                 APPENDIX B

                     FAIRNESS OPINION OF CAPITALINK, L.C.

May 29, 2002


Board of Directors
Alternate Marketing Networks, Inc.
One Ionia, SW
Suite 520
Grand Rapids, MI  49503

Gentlemen:

We have been advised that, pursuant to (a) an agreement dated as of April 9, 2002, by and among Alternate Marketing Networks, Inc., a Michigan corporation (the "Company"), Hencie, Inc. ("Hencie"), Alternate Marketing Networks, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("New ALTM"), ALTM Combination Co., a wholly-owned subsidiary of the Company, Adil Khan and certain other shareholders of Hencie, and (b) the draft amended and restated agreement by and among the same parties (the "Transaction Agreements"), among other things, (i) shares of the Company's common stock will be converted automatically to the same number of shares of New ALTM, and
(ii) New ALTM shall issue one share of New ALTM common stock for every 3.563 shares of Hencie common stock, subject to adjustment under certain circumstances as provided in the Transaction Agreements (the "Common Stock Exchange Ratio") (the "Proposed Transaction"). We have been retained to render an opinion as to whether, on the date of such opinion, the Common Stock Exchange Ratio is fair, from a financial point of view, to the shareholders of the Company.

We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision of the Company to proceed with or affect the Proposed Transaction. In addition, we have not been requested to explore any alternatives to the Proposed Transaction.

In arriving at our opinion, we took into account the assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things, reviewed documents relating to the Proposed Transaction, including the Transaction Agreements, and the draft preliminary proxy statement on Schedule 14A. In addition, we (i) reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001,
(ii) reviewed the Company's report on Form 10-QSB for the quarterly period ended March 31, 2002, (iii) reviewed information and data with respect to Hencie, including the Annual Report for the period ending December 31, 2001, Hencie's draft audited financial statement for the years ended December 31, 2001 and 2000, the Business Plan dated December 31, 2001, and the Business Review dated March 1, 2002, (iv) reviewed Hencie's financial information for the quarterly period ended March 31, 2002, (v) reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of the Company or those of Hencie, (vi) reviewed and analyzed certain financial terms of transactions involving target companies deemed to have characteristics comparable to the Company or Hencie,
(vii) reviewed and discussed with representatives of the management of the Company and Hencie certain financial and operating information furnished by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of the Company or Hencie, (viii) considered the historical financial results and present financial condition of the Company and Hencie, (ix) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of the Company and companies deemed comparable to the Company, (x) reviewed and analyzed the relative financial contributions of ALTM and Hencie, (xi) reviewed and analyzed potential pro forma financial effects of the Proposed Transaction on the Company's earnings per share (xii) inquired about and discussed the Proposed Transaction and other matters related thereto with Company management, Company legal counsel and Hencie management, and (xiii) performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of the Company and Hencie management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections utilized, we assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such projections provide a reasonable basis upon which we could form an opinion. In arriving at our opinion, we did not make a physical inspection of the properties and facilities of the Company or Hencie, and we have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the Company or Hencie. We assumed that the Proposed Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, based upon discussions with the Company, it is assumed that the Proposed Transaction will not be a taxable event to the Company's shareholders. We have also assumed, with your consent, that the Proposed Transaction will be consummated in accordance with the terms described in the Transaction Agreements, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations thereunder or that any such revisions or waivers thereto will not be detrimental to the Company's shareholders.

Our opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, May 29, 2002. Accordingly, although subsequent developments may affect our opinion, we have not assumed any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Proposed Transaction. We do not express any opinion as to the underlying valuation or future performance of the Company or New ALTM or the price at which the Company or New ALTM common stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Common Stock Exchange Ratio is fair to the Company's shareholders from a financial point of view.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion. Richard Salpeter, the father of Scott Salpeter, a principal of Capitalink, is retained by Hencie and is the beneficial owner of shares of Hencie common stock (which will be exchanged for shares of New ALTM common stock pursuant to the Common Stock Exchange Ratio). Further, Richard Salpeter will receive a fee in connection with the closing of the Proposed Transaction. Scott Salpeter disclaims ownership interest in both such shares of Hencie common stock and such fee to be received by Richard Salpeter.

Our opinion is for the use and benefit of the Board of Directors and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with the Company may be included in, any proxy materials, registration statements or other materials relating to the Proposed Transaction that the Company files with the U.S. Securities and Exchange Commission.

Very truly yours,



CAPITALINK, L.C.























                                APPENDIX C

                                  FORM OF

              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                    OF

                     ALTERNATE MARKETING NETWORKS, INC.


     This Amended and Restated Certificate of Incorporation has been duly adopted by Alternate Marketing Networks, Inc. (the "Corporation"), in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"). The date of filing of the original certificate of incorporation of the Corporation was April 8, 2002.

                                 ARTICLE I
                                   NAME

     The name of the Corporation is Alternate Marketing Networks, Inc.

                                 ARTICLE II
                        REGISTERED OFFICE AND AGENT

     The address of the Corporation's registered office in the State of Delaware is 1201 N. Market St., 18th Floor, P.O. Box 1347 (19899), Wilmington, County of New Castle, Delaware 19801, and the name of the registered agent of the Corporation at such address is Delaware Corporation Organizers, Inc.

                                ARTICLE III
                     PURPOSE AND DURATION OF EXISTENCE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL and the Corporation is to have perpetual existence.

                                ARTICLE IV
                   AUTHORIZATION AND DESCRIPTION OF STOCK

     4.1 Authorization of Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 55,000,000 shares of stock, which shall consist of (a) 50,000,000 shares of common stock, par value $0.01 per share ("Common Stock") and (b) 5,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock").

     Unless otherwise provided in any resolution(s) adopted by the board of directors of the Corporation (the "Board of Directors") pursuant to Section
4.3 (Description of Preferred Stock) which provide(s) for any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the shares of Common Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto) and without a vote, including, without limitation, a separate class or series vote, of the holders of any Preferred Stock or series of Preferred Stock, unless a vote, including, without limitation, a separate class or series vote, of any such holders is required pursuant to this Amended and Restated Certificate of Incorporation (this "Certificate of Incorporation"), the resolution(s) providing for such Preferred Stock or series of Preferred Stock, or any provision of the DGCL, other than the provisions of Section 242(b)(2) (or any successor thereto).

     4.2  Description of Common Stock.

          (a) Voting Powers and Rights. Except as otherwise required by applicable law or provided by this Certificate of Incorporation, each holder of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on any and all matters on which stockholders of the Corporation shall be entitled to vote, including, without limitation, the election of directors of the Corporation; provided, however, that, except as otherwise required by applicable law, the holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including, without limitation, any certificate(s) of designations that relate(s) to any series of Preferred Stock) that affects the terms of one (1) or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one (1) or more other such series, to vote on such amendment pursuant to this Certificate of Incorporation (including, without limitation, any certificate(s) of designations providing for any series of Preferred Stock) or pursuant to the DGCL. The holders of Common Stock shall not have cumulative voting rights.

          (b) Dividends. Subject to applicable law and the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of the holders of any outstanding Preferred Stock and any other shares of stock of the Corporation with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as and if the Board of Directors in its discretion shall determine. The holders of Common Stock, as such, shall be entitled to share in any such dividend(s) ratably in proportion to the number of shares of Common Stock held by each such holder.

          (c) Liquidation. Upon any liquidation, dissolution, or winding up of the Corporation, subject to applicable law and the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of the holders of any outstanding Preferred Stock and any other shares of stock of the Corporation with respect to the distribution of assets of the Corporation upon such liquidation, dissolution, or winding up of the Corporation, the holders of Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to the stockholders of the Corporation ratably in proportion to the number of shares of Common Stock held by each such holder.

          Neither the merger or consolidation of the Corporation with or into another corporation or other corporations, the sale or transfer by the Corporation of any or all of the assets of the Corporation, nor the reduction of the stock of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation for purposes of this Section 4.2(c) (Liquidation).

     4.3  Description of Preferred Stock.
          (a) Series of Preferred Stock. The Board of Directors is hereby expressly authorized to provide, by resolution(s), out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares to be included in such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of such series; and, in connection with the foregoing, to file a certificate of designations in accordance with the DGCL. The powers, preferences, and relative, participating, optional, and other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of each series of Preferred Stock, may differ from those of any and all other series of Preferred Stock at any time outstanding.

          (b) Increases and Decreases in Series of Preferred Stock. Unless otherwise provided in any resolution(s) adopted by the Board of Directors which provide(s) for any series of Preferred Stock, the Board of Directors may
(i) increase the number of shares (but not above the number of authorized shares of Preferred Stock) of any such series of Preferred Stock to which such resolution(s) apply by resolution(s) adopted by the Board of Directors which add(s) authorized and unissued shares of Preferred Stock not designated for any other series of Preferred Stock to such series of Preferred Stock or (ii) decrease the number of shares (but not below the number of shares of the class of Preferred Stock then outstanding) of any such series of Preferred Stock to which such resolution(s) apply by resolution(s) adopted by the Board of Directors which subtract(s) unissued shares of such series of Preferred Stock designated for such series of Preferred Stock; and, in connection with the foregoing, file a certificate of designations in accordance with the DGCL. In case the number of shares of any series of Preferred Stock shall be decreased pursuant to this Section 4.3(b) (Increases and Decreases in Series of Preferred Stock), the number of shares so subtracted from any such series of Preferred Stock in the certificate(s) of designations shall become authorized, unissued, and undesignated shares of Preferred Stock.

                                 ARTICLE V
                            BOARD OF DIRECTORS

     5.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided by applicable law or this Certificate of Incorporation, which may exercise all powers of the Corporation and perform all such lawful acts and do all such lawful things that are not, by applicable law or this Certificate of Incorporation, directed or required to be exercised, performed, or done by the stockholders of the Corporation.

     5.2 Number. Except as otherwise provided by or fixed pursuant to the provisions of Section 4.3 (Description of Preferred Stock) with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), the number of directors which shall constitute the "whole" (as defined below) Board of Directors shall be not less than five (5) and shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the Board of Directors. For purposes of this Section 5.2 (Number), "whole" shall mean the total number of authorized directors, whether or not there exist any vacancies on the Board of Directors or unfilled previously authorized directorships, at the time such resolution is presented to the Board of Directors for adoption.

     5.3 Staggered Board and Election. Except as otherwise provided by or fixed pursuant to the provisions of Section 4.3 (Description of Preferred Stock) of this Certificate of Incorporation with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), the directors shall be divided into three (3) classes, designated as Class I, Class II, and Class III (which at all times shall be as nearly equal in number as possible), with the term of office of Class I directors to expire at the 2003 Annual Meeting of Stockholders, the term of office of Class II directors to expire at the 2004 Annual Meeting of Stockholders, and the term of office of Class III directors to expire at the 2005 Annual Meeting of Stockholders, upon election and qualification of their successors. At each annual meeting of stockholders after such classification and election, directors elected to succeed those directors whose terms shall have expired shall be elected for a full term of office, as applicable, to expire at the third ensuing annual meeting of stockholders after their election, upon election and qualification of their successors. The directors of the Corporation, except for any director(s) who may be elected as otherwise provided by or fixed pursuant to the provisions of Section 4.3 (Description of Preferred Stock) of this Certificate of Incorporation with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), shall be elected in accordance with this
Section 5.3 (Staggered Board and Election) by the stockholders of the Corporation entitled to vote thereon at each annual meeting of stockholders.

     5.4 Removal. Subject to the right of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for "cause" (as defined below) and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3) of the voting power of the Voting Stock (as defined below), voting together as a single class. Except as may otherwise be provided by law, "cause" for removal shall exist only if any director whose removal has been proposed:

          (a) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal,

          (b) has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of the duties of such director to the Corporation in connection with a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable, or

          (c) has missed six (6) consecutive meetings of the Board of Directors.

     For purposes of this Certificate of Incorporation, the term "Voting Stock" shall mean all issued and outstanding shares of stock of the Corporation entitled to vote generally in the election of directors or that otherwise are entitled to vote with such stock on the specific matter in question.

     5.5 Vacancies. Subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any newly-created directorship(s) resulting from any increase(s) in the authorized number of directors or any vacancy on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other reason, shall only be filled by a majority vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, as applicable. Under no circumstances shall the stockholders of the Corporation fill any such newly-created directorship(s) or vacancy on the Board of Directors. Any director(s) chosen in accordance with this Section 5.5 (Vacancies) shall hold office (a) for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires, upon election and qualification of their successors, (b) until the successor of such director shall have been otherwise elected and qualified, (c) or until the earlier death, resignation, retirement, disqualification, or removal from office of such director, as applicable. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director(s).

     5.6 Nominations, Ballots, and Cumulative Voting. Advance notice of nominations for the election of directors of the Corporation shall be given in accordance with the bylaws of the Corporation (the "Bylaws"). Election of directors need not be by written ballot unless the Bylaws shall so provide.
No holders of shares of stock of the Corporation shall have any right(s) to cumulate votes in the election of directors of the Corporation.

     5.7 Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any Preferred Stock or series of Preferred Stock shall be entitled to elect any additional director(s) at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other terms and features of such directorship(s) shall be governed by the terms and features of the resolution(s) adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation and applicable thereto, and the director(s) so elected shall not be divided into classes pursuant to this Article V (Board of Directors) unless expressly provided by such terms and features.

     5.8 Limitation of Liability. No director of the Corporation shall be personally liable to the Corporation or the stockholders of the Corporation for monetary damages for breach of fiduciary duty as a director, except for the liability of a director (I) for any breach of the director's duty of loyalty to the Corporation or the stockholders of the Corporation, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, (iv) for any transaction from which the director derived an improper personal benefit, or
(v) for any act or omission occurring prior to the date when this Section 5.8 (Limitation of Liability) becomes effective. If the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Section 5.7 (Limitation of Liability) by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VI
                  AMENDMENT OF CERTIFICATE OF INCORPORATION

     In addition to any provisions of applicable law, any other provisions of this Certificate of Incorporation, and any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation (and notwithstanding the fact that a lesser vote or no vote may be permitted by applicable law, any other provisions of this Certificate of Incorporation, or any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, shall be required to adopt any term or provision of the certificate of incorporation of the Corporation that would make the certificate of incorporation of the Corporation inconsistent or conflict with, amend, alter, or repeal Section 4.3 (Description of Preferred Stock), Article V (Board of Directors), this Article VI (Amendment of Certificate of Incorporation), Article VII (Amendment of Bylaws), Article IX (Meetings of Stockholders), or Article X (Indemnification) of this Certificate of Incorporation.

     Subject to the foregoing provisions of this Article VI (Amendment of Certificate of Incorporation), the Corporation reserves the right to amend, alter, change, or repeal any term or provision contained in this Certificate of Incorporation, in any manner now or hereafter provided by applicable law, and all rights conferred upon stockholders of the Corporation in this Certificate of Incorporation are granted subject to this reservation.

                                ARTICLE VII
                            AMENDMENT OF BYLAWS

     In furtherance, and not in limitation, of the powers conferred upon the Corporation by applicable law, the Board of Directors is hereby expressly authorized to adopt, amend, alter, or repeal the Bylaws or adopt new Bylaws, without any action on the part of the stockholders of the Corporation, by the vote of a majority of the whole Board of Directors.

     In addition to any provisions of applicable law, any other provisions of this Certificate of Incorporation, and any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation (and notwithstanding the fact that a lesser vote or no vote may be permitted by applicable law, any other provisions of this Certificate of Incorporation, or any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, shall be required to adopt, amend, alter, or repeal any term or provision of the Bylaws that would make the Bylaws inconsistent or conflict with Section 4.3 (Description of Preferred Stock), Article V (Board of Directors), Article VI (Amendment of Certificate of Incorporation), this Article VII (Amendment of Bylaws), Article IX (Meetings of Stockholders), or Article X (Indemnification) of this Certificate of Incorporation.

In the event that any term or provision of the Bylaws is inconsistent, or conflicts, with the terms or provisions of this Certificate of Incorporation, this Certificate of Incorporation shall control.

                                 ARTICLE VIII
                           RIGHTS OF STOCKHOLDERS

     No holder of shares of stock of the Corporation shall have any preemptive or other similar right, except as expressly provided by contract or by resolution(s) adopted by the Board of Directors which create a series of Preferred Stock, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures, or other securities convertible into, exchangeable for, or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation; provided, however, that any shares of any class, or series thereof, of stock of the Corporation and any warrants, options, bonds, debentures, or other securities convertible into, exchangeable for, or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation may be issued or disposed of by the Board of Directors to any person or entity, and on such terms and for such lawful consideration, as the Board of Directors, in its sole discretion, shall deem advisable, or as to which the Corporation shall have by binding contract agreed.

                                ARTICLE IX
                        MEETINGS OF STOCKHOLDERS

     Subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Except as otherwise required by applicable law and subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding special meetings of stockholders of the Corporation may be called only by the chairman of the Board of Directors, if any, the President, if any, the Board of Directors pursuant to a resolution adopted by a majority of the whole Board of Directors, or holders of at least twenty-five percent (25%) of the voting power of the Voting Stock, voting together as a single class.

                                ARTICLE X
                            INDEMNIFICATION

     10.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (each, a "Proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including, without limitation, service with respect to an employee benefit plan (an "Indemnitee"), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, or trustee or in any other capacity while serving as a director, officer, or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including, without limitation, attorneys' fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended, excise taxes, or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 10.3 (Right of Indemnitee to Bring Suit) with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors.

     10.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 10.1 (Right to Indemnification), an Indemnitee shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorney's fees) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if required by the DGCL, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Section 10.2 (Right to Advancement of Expenses) or otherwise.

     10.3 Right of Indemnitee to Bring Suit. If a claim under Section 10.1 (Right to Indemnification) or 10.2 (Right to Advancement of Expenses) is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty
(20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article X (Indemnification) or otherwise shall be on the Corporation.

     10.4 Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article X (Indemnification) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the certificate of incorporation or bylaws of the Corporation, agreement, vote of stockholders or directors, or otherwise.

     10.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person or entity, as applicable, against such expense, liability, or loss under the DGCL.

     10.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the Advancement of Expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X (Indemnification) with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation.

     10.7 Nature of Rights.  The rights conferred upon any Indemnitee in this
Article X (Indemnification) shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, or trustee and shall inure to the benefit of the Indemnitee's heirs, executors, and administrators. Any amendment, alteration, or repeal of this Article X (Indemnification) that adversely affects any right(s) of an Indemnitee or his, her, or its successor(s) shall be prospective only and shall not limit or eliminate any such right with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration, or repeal.

              [Remainder of Page Intentionally Left Blank]






     IN WITNESS WHEREOF, Alternate Marketing Networks, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Phillip D. Miller, its Chairman of the Board of Directors, as of [__________ ___], 2002.


                                    ALTERNATE MARKETING NETWORKS, INC.,
                                    a Delaware corporation


                                    By: /s/ Phillip D. Miller
                                    Name: Phillip D. Miller
                                    Title: Chairman of the Board of Directors











































                              APPENDIX D

                                FORM OF

                                BYLAWS

                                  OF

                   ALTERNATE MARKETING NETWORKS, INC.


                                ARTICLE I
                           OFFICE(S) AND AGENT

     1.1 Registered Office and Agent. Alternate Marketing Networks, Inc., a Delaware corporation (the "Corporation") shall have and maintain in the State of Delaware (a) a registered office which may, but need not be, the same as the place of business of the Corporation, and (b) a registered agent. The Corporation may, by resolution of the board of directors of the Corporation (the "Board of Directors"), change (a) the location of the registered office of the Corporation in the State of Delaware to any place in the State of Delaware and (b) the registered agent of the Corporation to any other person or corporation, including, without limitation, the Corporation.

     1.2 Other Office(s). Except as otherwise required by law, the Corporation may have also have an office or offices, and keep the books and records of the Corporation, at such other place or places, either within or without the State of Delaware, as the Board of Directors may, from time to time, determine or as the business of the Corporation may, from time to time, require.

                               ARTICLE II
                       MEETINGS OF STOCKHOLDERS

     2.1 Place of Meetings. Meetings of stockholders of the Corporation may be held at such place, either within or without the State of Delaware, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that any meeting of stockholders of the Corporation shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 211(a)(2) of the General Corporation Law of the State of Delaware (the "DGCL").

     2.2 Annual Meetings. Unless directors are elected by written consent in lieu of an annual meeting of stockholders of the Corporation as permitted by these bylaws of the Corporation (as adopted and including, without limitation, any and all subsequent amendment(s) or successor(s) thereto, these "Bylaws"), annual meetings of stockholders of the Corporation shall be held for the election of directors and for the transaction of such other business as may properly come before such meetings on such date and at such time as the Board of Directors shall, from time to time, determine. Any previously scheduled annual meeting of stockholders of the Corporation may be postponed by the Board of Directors prior to the time previously scheduled for such meeting.

     2.3 Special Meetings. Except as otherwise required by applicable law or the certificate of incorporation of the Corporation (as filed with the Secretary of State of the State of Delaware and including, without limitation, any and all subsequent amendment(s) or successor(s) thereto, the "Certificate of Incorporation") and subject to the rights of the holders of any preferred stock of the Corporation ("Preferred Stock") or series of Preferred Stock then outstanding, special meetings of stockholders of the Corporation may be called only by the chairman of the Board of Directors (the "Chairman"), if any, the president of the Corporation (the "President"), if any, the Board of Directors pursuant to a resolution adopted by a majority of the whole (as defined below) Board of Directors, or holders of at least twenty-five percent (25%) of the voting power of the Voting Stock (as defined below), voting together as a single class. Only such business as is specified in the notice of any special meeting of stockholders of the Corporation shall come before such meeting.
For purposes of these Bylaws, "whole" shall mean the total number of authorized directors, whether or not there exist any vacancies on the Board of Directors or unfilled previously authorized directorships, at the time such resolution is presented to the Board of Directors for adoption. For purposes of these Bylaws, the term "Voting Stock" shall mean all issued and outstanding shares of stock of the Corporation entitled to vote generally in the election of directors or that otherwise are entitled to vote with such stock on the specific matter in question.

     2.4 Notice of Meetings. Except as otherwise provided by law, notice of each meeting of stockholders of the Corporation, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of the meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Each such notice shall state the place, date, and hour of the meeting, and, in the case of any special meeting, the purpose(s) for which the meeting is called; provided further, that, if the Corporation shall maintain the list of stockholders entitled to vote at the meeting at a place other than where the meeting shall take place, such notice shall specify where the Corporation shall maintain the list. Notice of any meeting of stockholders of the Corporation shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder, or who shall waive notice thereof as provided in Section 9.2 of these Bylaws. Notice of adjournment of a meeting of stockholders need not be given if the time and place to which it is adjourned are announced at such meeting, unless the adjournment is for more than thirty (30) days or, after adjournment, a new record date is fixed for the adjourned meeting.

     2.5 Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote generally, present in person or by proxy, shall constitute a quorum at any meeting of the stockholders; provided, however, that in the case of any vote to be taken by classes or series, the holders of a majority of the votes entitled to be cast by the stockholders of a particular class or series, present in person or by proxy, shall constitute a quorum of such class or series.

     2.6 Adjournment of Meetings. The chairman of the meeting or the holders of a majority of the votes entitled to be cast by the stockholders who are present in person or by proxy may adjourn the meeting from time to time whether or not a quorum is present. In the event that a quorum does not exist with respect to any vote to be taken by a particular class or series, the chairman of the meeting or the holders of a majority of the votes entitled to be cast by the stockholders of such class or series who are present in person or by proxy may adjourn the meeting with respect to the votes to be taken by such class or series. At any such adjourned meeting at which a quorum may be present, any business may be transacted which may have been transacted at the meeting as originally called.

     2.7 Order of Business. The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the procedure at the meeting, including, without limitation, such regulations of the manner of voting and the conduct of discussion as he or she deems in order.

     At each meeting of stockholders of the Corporation, the Chairman or, in the absence of the Chairman, the Chief Executive Officer or, in the absence of the Chairman and the Chief Executive Officer, such person as shall be selected by the Board of Directors shall act as chairman of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

     At any annual meeting of stockholders of the Corporation, only such business shall be conducted as shall have been brought before such annual meeting (i) by or at the direction of the chairman of the meeting or (ii) by any stockholder who is a holder of record at the time of the giving of the notice provided for in this Section 2.7, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 2.7.

     For business properly to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation (the "Secretary"). To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days earlier or more than sixty (60) days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (l0th) day following the day on which public announcement (as defined below) of the date of such meeting is first made. To be in proper written form, a stockholder's notice to the Secretary shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) if the stockholder intends to solicit proxies in support of such stockholder's proposal, a representation to that effect. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her, or its intention to present a proposal at an annual meeting and such stockholder's proposal has been included in a proxy statement that has been prepared by management of the Corporation to solicit proxies for such annual meeting; provided, however, that if such stockholder does not appear or send a qualified representative to present such proposal at such annual meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.7. The chairman of an annual meeting may refuse to permit any business to be brought before an annual meeting which fails to comply with the foregoing procedures or, in the case of a stockholder proposal, if the stockholder solicits proxies in support of such stockholder's proposal without having made the representation required by clause (v) of the third preceding sentence.

     2.8 List of Stockholders. It shall be the duty of the Secretary or other officer who has charge of the stock ledger to prepare and make, at least ten (10) days before each meeting of stockholders of the Corporation, a complete list of the stockholders of the Corporation entitled to vote thereat, arranged in alphabetical order, and showing the address of each such stockholder and the number of shares registered in such stockholder's name. Such list shall be produced and kept available at the times and places required by law. A determination of stockholders entitled to vote at any meeting of stockholders of the Corporation pursuant to this Section 2.8 shall apply to any adjournment thereof.

     2.9 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders of the Corporation entitled to notice of or to vote at any meeting of stockholders of the Corporation or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty
(60) days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders of the Corporation shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     2.10 Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder of record of any series of Preferred Stock shall be entitled at each meeting of the stockholders to such number of votes, if any, for each share of such stock as may be fixed in the Certificate of Incorporation or in the resolution(s) adopted by the Board of Directors providing for the issuance of such stock, and each stockholder of record of common stock of the Corporation ("Common Stock") shall be entitled at each meeting of the stockholders to one (1) vote for each share of such stock, in each case, registered in such stockholder's name on the books of the
Corporation:

           (a) on the date fixed pursuant to Section 2.9 of these Bylaws as the record date for the determination of stockholders of the Corporation entitled to notice of and to vote at such meeting; or

           (b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     Each stockholder of the Corporation entitled to vote at any meeting of stockholders of the Corporation may authorize not in excess of three (3) persons to act for such stockholder by proxy. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated for holding such meeting, but in any event not later than the time designated in the order of business for so delivering such proxies. No such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.
     At each meeting of stockholders of the Corporation, all corporate actions to be taken by vote of the stockholders of the Corporation (except as otherwise required by law and except as otherwise provided in the Certificate of Incorporation or these Bylaws) shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy, and where a separate vote by class or series is required, a majority of the votes cast by the stockholders of such class or series who are present in person or represented by proxy shall be the act of such class or series.

     Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any matter, including the election of directors, need not be by written ballot.

     2.11 Inspectors. The chairman of the meeting shall appoint two (2) or more inspectors to act at any meeting of stockholders of the Corporation. Such inspectors shall perform such duties as shall be required by law or specified by the chairman of the meeting. Inspectors need not be stockholders. No director or nominee for the office of director shall be appointed such inspector.

     2.12 Public Announcements. For the purpose of Sections 2.7 and 3.3 of these Bylaws, "public announcement" shall mean disclosure (a) in a press release reported by the Dow Jones News Service, Reuters Information Service, or any similar or successor news wire service or (b) in a communication distributed generally to stockholders and in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections l3, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision(s) thereto.

     2.13 Consent of Stockholders in Lieu of Meeting. Subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                                ARTICLE III
                            BOARD OF DIRECTORS

     3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided by applicable law or the Certificate of Incorporation, which may exercise all powers of the Corporation and perform all such lawful acts and do all such lawful things that are not, by applicable law or the Certificate of Incorporation, directed or required to be exercised, performed, or done by the stockholders of the Corporation.

     3.2 Number, Qualification, and Election. Except as otherwise provided by or fixed pursuant to the provisions of the Certificate of Incorporation with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), the number of directors which shall constitute the "whole" (as defined below) Board of Directors shall be not less than five (5) and shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the Board of Directors.

     Except as otherwise fixed by or pursuant to the provisions of Section 4.3 (Description of Preferred Stock) of the Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, subject to
Section 3.15 of this Article III, the number of directors constituting the whole Board of Directors shall be determined from time to time by the Board of Directors and shall initially be five (5).

     The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock pursuant to the provisions of Section
4.3 (Description of Preferred Stock) of the Certificate of Incorporation or any resolution(s) providing for the issuance of such stock adopted by the Board of Directors, shall be elected by the stockholders of the Corporation entitled to vote thereon at each annual meeting of stockholders of the Corporation, and shall hold office until the next annual meeting of stockholders of the Corporation and until each of their successors shall have been duly elected and qualified.

     Each director shall be at least 21 years of age. Directors need not be stockholders of the Corporation.

     In any election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected.

     3.3 Notification of Nominations. Subject to the rights of the holders of any series of Preferred Stock, nominations for the election of directors may be made by the Board of Directors or by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice of nomination provided for in this Section 3.3 and who is entitled to vote for the election of directors. Any stockholder of record entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (i) with respect to an election to be held at an annual meeting of stockholders of the Corporation, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days earlier or more than sixty (60) days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made and (ii) with respect to an election to be held at a special meeting of stockholders of the Corporation for the election of directors, not earlier than the ninetieth
(90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees to be elected at such meeting. Each such notice shall set forth
(a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person(s)) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, (e) the consent of each nominee to serve as a director of the Corporation if so elected, and (f) if the stockholder intends to solicit proxies in support of such stockholder's nominee(s), a representation to that effect. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure or if the stockholder solicits proxies in favor of such stockholder's nominees without having made the representation required by the immediately preceding sentence. Only such persons who are nominated in accordance with the procedures set forth in this Section 3.3 shall be eligible to serve as directors of the Corporation.

     Notwithstanding anything in the immediately preceding paragraph of this
Section 3.3 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders of the Corporation is increased and there is no public announcement naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting, a stockholder's notice required by this Section 3.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

     3.4 Quorum and Manner of Acting. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as so provided, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

     3.5 Place of Meeting. Subject to Sections 3.6 and 3.7 of these Bylaws, the Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

     3.6 Regular Meetings. No fewer than four (4) regular meetings per year of the Board of Directors shall be held at such times as the Board of Directors shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

     3.7 Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman, the Chief Executive Officer, or by a majority of the directors, and shall be held at such place, on such date and at such time as he, she, or they, as applicable, shall fix.

     3.8 Notice of Meetings. Notice of regular meetings of the Board of Directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the Board of Directors shall be given by overnight delivery service or mailed to each director, in either case addressed to such director at such director's residence or usual place of business, at least two (2) days before the day on which the meeting is to be held or shall be sent to such director at such place by telecopy or by electronic transmission or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.

     3.9 Rules and Regulations. The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation, or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors may deem proper.

     3.10 Participation in Meeting by Means of Communications Equipment. Any one (1) or more members of the Board of Directors or any committee thereof may participate in any meeting of the Board of Directors or of any such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other or as otherwise permitted by law, and such participation in a meeting shall constitute presence in person at such meeting.

     3.11 Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all of the members of the Board of Directors or of any such committee consent thereto in writing or as otherwise permitted by law and, if required by law, the writing or writings are filed with the minutes or proceedings of the Board of Directors or of such committee.

     3.12 Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board of Directors, the Chairman, the Chief Executive Officer, or the secretary of the Corporation (the "Secretary"). Such resignation shall take effect at the time specified therein or, if the time be not specified therein, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     3.13 Subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any newly-created directorship(s) resulting from any increase(s) in the authorized number of directors or any vacancy on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other reason, shall only be filled by a majority vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, as applicable. Under no circumstances shall the stockholders of the Corporation fill any such newly-created directorship(s) or vacancy on the Board of Directors. Any director(s) chosen in accordance with Section 5.5 (Vacancies) of the Certificate of Incorporation shall hold office (a) for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires, upon election and qualification of their successors, (b) until the successor of such director shall have been otherwise elected and qualified,
(c) or until the earlier death, resignation, retirement, disqualification, or removal from office of such director, as applicable. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director(s).

     Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, removal, or other cause shall only be filled by the Board of Directors, and not by the stockholders of the Corporation, by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and newly created directorships resulting from any increase in the number of directors. which increase shall be subject to Section 3.l5 of these Bylaws, shall only be filled by the Board of Directors, or if not so filled, by the stockholders of the Corporation at the next annual meeting thereof or at a special meeting called for that purpose in accordance with Section 2.3 of these Bylaws. Any director elected in accordance with the preceding sentence of this Section 3.13 shall hold office until the next annual meeting of the stockholders and until such director's successor shall have been elected and qualified.

     3.14 Compensation. Each director, in consideration of such person serving as a director. shall be entitled to receive from the Corporation such amount per annum and such fees (payable in cash or stock) for attendance at meetings of the Board of Directors or of committees of the Board of Directors, or both, as the Board of Directors shall from time to time determine. In addition, each director shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person's duties as a director. Nothing contained in this Section 3.14 shall preclude any director from serving the Corporation or any of its subsidiaries in any other capacity and receiving proper compensation therefor.

     3.15 Certain Modifications. Notwithstanding anything to the contrary contained in these Bylaws, the following actions taken either directly or indirectly by the Board of Directors shall require the affirmative vote of not less than seventy-five percent (75%) of the whole Board of Directors:
(i) any change in the size of the Board of Directors and (ii) any proposal to amend these Bylaws to be submitted to the stockholders of the Corporation by the Board of Directors.

     3.16 Removal. Subject to the right of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for "cause" (as defined below) and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3) of the voting power of the Voting Stock, voting together as a single class. Except as may otherwise be provided by law, "cause" for removal shall exist only if any director whose removal has been proposed:

          (a) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal,

          (b) has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of the duties of such director to the Corporation in connection with a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable, or

          (c) has missed six (6) consecutive meetings of the Board of Directors.

     3.17 Reliance upon Records. Every director, and every member of any committee of the Board of Directors of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports, or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, without limitation, such records, information, opinions, reports, or statements as to the value and amount of the assets, liabilities, and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, and with which the stock of the Corporation might properly be purchased or redeemed.

     3.18 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association, or other organization which is a party to a contact or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by Section 144 of the DGCL.

     3.19 Presumption of Assent.   Unless otherwise provided by law, a
director who is present at a meeting of the Board of Directors or a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                               ARTICLE IV
                  COMMITTEES OF THE BOARD OF DIRECTORS

     4.1 Establishment of Committees of the Board of Directors; Election of Members of Committees of the Board of Directors; Functions of Committees of the Board of Directors.

          (a) The Corporation shall have two (2) standing committees: the audit and finance committee and the compensation committee.

          (b) The audit and finance committee shall have the following powers and authority: (i) employing independent public accountants to audit the books of account, accounting procedures and financial statements of the Corporation and to perform such other duties from time to time as the audit committee may prescribe, (ii) receiving the reports and comments of the Corporation's internal auditors and of the independent public accountants employed by the committee and taking such action with respect thereto as it deems appropriate, (iii) requesting the Corporation's consolidated subsidiaries and affiliated companies to employ independent public accountants to audit their respective books of account, accounting procedures, and financial statements, (iv) requesting the independent public accountants to furnish to the compensation committee the certifications required under any present or future stock option, incentive compensation, or employee benefit plan of the Corporation, (v) reviewing the adequacy of internal financial controls, (vi) approving the accounting principles employed in financial reporting, (vii) approving the appointment or removal of the Corporation's general auditor, (viii) reviewing the accounting principles employed in financial reporting, (ix) reviewing and making recommendations to the Board of Directors concerning the financial structure and financial condition of the Corporation and its subsidiaries, including, without limitation, annual budgets, long-term financial plans, corporate borrowings, investments, capital expenditures, long-term commitments, and the issuance of stock, and (x) approving such matters that are consistent with the general financial policies and direction from time to time determined by the Board of Directors. None of the members of the audit and finance committee shall be an officer or full-time employee of the Corporation or of any subsidiary or affiliate of the Corporation.

     (c) The compensation committee shall have the following powers and authority: (i) determining and fixing the compensation for all senior officers of the Corporation and its subsidiaries and divisions that the compensation committee shall from time to time consider appropriate, as well as all employees of the Corporation compensated at a rate in excess of such amount per annum as may be fixed or determined from time to time by the Board of Directors, (ii) performing the duties of the committees of the Board of Directors provided for in any present or future stock option, incentive compensation, or employee benefit plan of the Corporation, and
(iii) reviewing the operations of and policies pertaining to any present or future stock option, incentive compensation, or employee benefit plan of the Corporation that the compensation committee shall from time to time consider appropriate. None of the members of the compensation committee shall be an officer or full-time employee of the Corporation or of any subsidiary or affiliate of the Corporation.

     (d) Any modification to the power and authority of any committee shall require the affirmative vote of not less than seventy-five percent (75%) of the whole Board of Directors.

     (e) In addition, the Board of Directors may, with the affirmative vote of not less than seventy-five percent (75%) of the whole Board of Directors and in accordance with and subject to the DGCL, from time to time establish additional committees of the Board of Directors to exercise such powers and authorities of the Board of Directors, and to perform such other functions, as the Board of Directors may from time to time determine.

     (f) The Board of Directors may remove a director from a committee, change the size of any committee or terminate any committee or change the chairmanship of a committee only with the affirmative vote of not less than seventy-five percent (75%) of the whole Board of Directors.

     (g) The Board of Directors may designate one or more directors as new members of any committee to fill any vacancy on a committee and to fill a vacant chairmanship of a committee occurring as a result of a member or chairman leaving the committee, whether through death, resignation, removal, or otherwise; provided, however, that any such designation or any designation by the Board of Directors of a director as an alternate member of any committee in accordance with Section 141(c)(2) of the DGCL may only be made with the affirmative vote of not less than seventy-five percent (75%) of the whole Board of Directors.

     4.2 Procedure; Meetings; Quorum. Regular meetings of committees of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the authorized members thereof. Special meetings of any committee of the Board of Directors shall be called at the request of any member thereof. Notice of each special meeting of any committee of the Board of Directors shall be sent by overnight delivery service, or mailed to each member thereof, in either case addressed to such member at such member's residence or usual place of business, at least two (2) days before the day on which the meeting is to be held or shall be sent to such member at such place by telecopy or by electronic transmission or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. Any special meeting of any committee of the Board of Directors shall be a legal meeting without any notice thereof having been given, if all the members thereof shall be present thereat and no member shall protest the lack of notice to such member. Notice of any adjourned meeting of any committee of the Board of Directors need not be given. Any committee of the Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation, or these Bylaws for the conduct of its meetings as such committee of the Board of Directors may deem proper. A majority of the authorized members of any committee of the Board of Directors shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meeting at which a quorum is present shall be the act of such committee. Each committee of the Board of Directors shall keep written minutes of its proceedings and shall report on such proceedings to the Board of Directors.

                               ARTICLE V
                               OFFICERS

     5.1 Number; Term of Office. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, a Vice Chairman, and one (1) or more Vice President(s) (including, without limitation, Assistant, Executive, Senior, and Group Vice Presidents) and a Treasurer, Secretary and Controller and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, each to have such authority, functions, or duties as in these Bylaws provided or as the Board of Directors may from time to time determine, and each to hold office for such term as may be prescribed by the Board of Directors and until such person's successor shall have been chosen and shall qualify, or until such person's death or resignation, or until such person's removal in the manner hereinafter provided. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Corporation. The Chairman, the Chief Executive Officer, and the Vice Chairmen shall be elected from among the directors. One (1) person may hold the offices and perform the duties of any two or more of said officers; provided, however, that no officer shall execute, acknowledge, or verify any instrument in more than one (1) capacity if such instrument is required by law, the Certificate of Incorporation, or these Bylaws to be executed, acknowledged, or verified by two (2) or more officers. The Board of Directors may require any officer, agent, or employee of the Corporation to give security for the faithful performance of such person's duties. The Board of Directors may also require any officer, agent, or employee to comply with such other conditions as the Board of Directors may require from time to time.

     5.2 Removal. Subject to Section 5.14 of these Bylaws, any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof called for the purpose or, except in the case of any officer elected by the Board of Directors, by any superior officer upon whom such power may be conferred by the Board of Directors.

     5.3 Resignation. Any officer may resign at any time by giving notice to the Board of Directors, the Chief Executive Officer, or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     5.4 Chairman. The Chairman shall be an officer of the Corporation, subject to the control of the Board of Directors, and shall report directly to the Board of Directors. The Chairman shall have supervisory responsibility over the functional areas of [global public policy, technology policy, and future innovation, venture-type investments, and philanthropy], shall play an active role in helping to build and lead the Corporation, working closely with the Chief Executive Officer to set the strategy of the Corporation, and shall be the co-spokesman for the Corporation along with the Chief Executive Officer. The Chairman shall preside at all meetings of the Board of Directors and shall perform such other duties as the Board of Directors may direct.

     5.5 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board of Directors and the provisions of Section 5.4 of these Bylaws, and shall report directly to the Board of Directors. The Chief Executive Officer shall, if present and in the absence of the Chairman, preside at meetings of the stockholders and of the Board of Directors.

     5.6 Chief Operating Officer. The Chief Operating Officer shall perform such senior duties in connection with the operations of the Corporation as the Board of Directors or the Chief Executive Officer shall from time to time determine, and shall report directly to the Chief Executive Officer. The Chief Operating Officer, shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as may be agreed with the Chief Executive Officer or as the Board of Directors may from time to time determine.

     5.7 Vice Chairman. The Vice Chairman shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

     5.8 Chief Financial Officer. The Chief Financial Officer shall perform all the powers and duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine. The Chief Financial Officer shall report directly to the Chief Executive Officer.

     5.9 Vice Presidents. Any Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Board of Directors. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine. A Vice President need not be an officer of the Corporation.

     5.10 Treasurer. The Treasurer, if one shall have been elected, shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

     5.11 Controller. The Controller shall be the chief accounting officer of the Corporation. The Controller shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer or the Chief Financial Officer or as the Board of Directors may from time to time determine.

     5.12 Secretary. It shall be the duty of the Secretary to act as secretary at all meetings of the Board of Directors, of the committees of the Board of Directors, and of the stockholders of the Corporation and to record the proceedings of such meetings in a book or books to be kept for that purpose. The Secretary shall see that all notices required to be given by the Corporation are duly given and served. The Secretary shall be custodian of the seal of the Corporation and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws. The Secretary shall have charge of the books, records, and papers of the Corporation and shall see that the reports, statements, and other documents required by law to be kept and filed are properly kept and filed, and in general shall perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

     5.13 Assistant Treasurers and Assistant Secretaries. Any Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Board of Directors. Any Assistant Treasurer or Assistant Secretary shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the Chief Executive Officer.

     5.14 Certain Actions. Notwithstanding anything to the contrary contained in these Bylaws, until July 31, 2005, (i) the removal of Phillip
D. Miller from the office of Chairman, any modification to the provisions of his employment contract which provide for his term of office or any modification to the role, duties, authority, or reporting line of the Chairman and (ii) the removal of Adil Khan from the office of Chief Executive Officer, any modification to the role, duties, authority, or reporting line of the Chief Executive Officer, each shall require the unanimous vote of all of the whole Board of Directors. From and after the end of the period set forth in the preceding sentence, any of the actions set forth in the immediately preceding sentence may be taken upon the affirmative vote of the number of directors which shall constitute, under the terms of these Bylaws, the action of the Board of Directors.

     5.15 Compensation of Officers. The Board of Directors or any duly empowered committee of the Board of Directors shall fix the compensation of all officers of the Corporation. No officer shall serve the Corporation in any other capacity and receive compensation, unless the Board of Directors authorizes the additional compensation.

     5.16 Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

     5.17 Vacancies. The Board of Directors may fill any vacancy in any office because of death, resignation, removal, disqualification, or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.


                              ARTICLE VI
                           INDEMNIFICATION

     6.1 Right to Indemnification. The Corporation, to the fullest extent permitted or required by the DGCL or other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment and unless applicable law otherwise requires, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), shall indemnify and hold harmless any person who is or was a director or officer of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending, or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including, without limitation, any action, suit, or proceedings by or in the right of the Corporation to procure a judgment in its favor) (each, a "Proceeding") by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including, without limitation, any employee benefit plan) (each, a "Covered Entity") against all expenses (including, without limitation, attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding; provided, however, that the foregoing shall not apply to a director or officer of the Corporation with respect to a Proceeding that was commenced by such director or officer unless the proceeding was commenced after a Change in Control (as defined below) (with any director or officer of the Corporation entitled to indemnification as provided in this
Section 6.1 being referred to hereinafter as an "Indemnitee"). Any right of an Indemnitee to indemnification shall be a contract right and shall include the right to receive, prior to the conclusion of any Proceeding, payment of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect and the other provisions of this Article VI.

     6.2 Insurance, Contracts, and Funding. The Corporation may purchase and maintain insurance to protect itself and any director, officer, employee, or agent of the Corporation or of any Covered Entity against any expenses, judgments, fines, and amounts paid in settlement as specified in
Section 6.l of these Bylaws or incurred by any such director, officer, employee, or agent in connection with any Proceeding referred to in Section
6.1 of these Bylaws, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL. The Corporation may enter into contracts with any director, officer, employee, or agent of the Corporation or of any Covered Entity in furtherance of the provisions of this Article VI and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided or authorized in this
Article VI.

     6.3 Indemnification Not Exclusive Right. The right of indemnification provided in this Article VI shall not be exclusive of any other rights to which an Indemnitee may otherwise be entitled, and the provisions of this
Article VI shall inure to the benefit of the heirs and legal representatives of any Indemnitee under this Article VI and shall be applicable to Proceedings commenced or continuing after the adoption of this Article VI, whether arising from acts or omissions occurring before or after such adoption.

     6.4 Advancement of Expenses; Procedures; Presumptions and Effect of Certain Proceedings; Remedies. In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions, and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Article VI:

          (a) Advancement of Expenses. All reasonable expenses (including, without limitation, attorneys' fees) incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement(s) shall reasonably evidence the expenses incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if ultimately it should be determined that the Indemnitee is not entitled to be indemnified against such expenses pursuant to this Article VI.

          (b)  Procedure for Determination of Entitlement to
Indemnification.

               (i) To obtain indemnification under this Article VI, an Indemnitee shall submit to the Secretary a written request, including, without limitation, such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Indemnitee's entitlement to indemnification shall be made not later than sixty (60) days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

               (ii) The Indemnitee's entitlement to indemnification under this Article VI shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as defined below), whether or not they constitute a quorum of the Board of Directors, or by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, (B) by a written opinion of Independent Counsel (as defined below) if (x) a Change in Control shall have occurred and the Indemnitee so requests or (y) there are no Disinterested Directors or a majority of such Disinterested Directors so directs, (C) by the stockholders of the Corporation, or (D) as provided in Section 6.4(c) of these Bylaws.

               (iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6.4(b)(ii) of these Bylaws, a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change in Control shall have occurred, the Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which a majority of the Disinterested Directors does not reasonably object.

          (c) Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Article VI, if a Change in Control shall have occurred, the Indemnitee shall be presumed to be entitled to indemnification under this Article VI (with respect to actions or omissions occurring prior to such Change in Control) upon submission of a request for indemnification together with the Supporting Documentation in accordance with Section 6.4(b)(i) of these Bylaws, and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person(s) empowered under Section 6.4(b) of these Bylaws to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within sixty (60) days after receipt by the Corporation of the request therefor, together with the Supporting Documentation, the Indemnitee shall be deemed to be, and shall be, entitled to indemnification unless (i) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (ii) such indemnification is prohibited by law. The termination of any Proceeding described in Section 6.l of these Bylaws or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that the Indemnitee had reasonable cause to believe that such conduct was unlawful.

          (d)  Remedies of Indemnitee.

               (i) In the event that a determination is made pursuant to
Section 6.4(b) of these Bylaws that the Indemnitee is not entitled to indemnification under this Article VI, (A) the Indemnitee shall be entitled to seek an adjudication of entitlement to such indemnification either, at the Indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, (B) any such judicial proceeding or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination, and (C) if a Change in Control shall have occurred, in any such judicial proceeding or arbitration, the Corporation shall have the burden of proving that the Indemnitee is not entitled to indemnification under this Article VI (with respect to actions or omissions occurring prior to such Change in Control).

               (ii) If a determination shall have been made or deemed to have been made, pursuant to Sections 6.4(b) or (c) of these Bylaws, that the Indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five
(5) days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless (A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. In the event that (X) advancement of expenses is not timely made pursuant to Section 6.4(a) of these Bylaws or (Y) payment of indemnification is not made within five (5) days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Sections 6.4(b) or (c) of these Bylaws, the Indemnitee shall be entitled to seek judicial enforcement of the Corporation's obligation to pay to the Indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive indemnification hereunder due to the occurrence of an event described in sub-clause (A) or (B) of this clause (ii) (a "Disqualifying Event"); provided, however, that in any such action the Corporation shall have the burden of proving the occurrence of such Disqualifying Event.

               (iii) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 6.4(d) that the procedures and presumptions of this Article VI are not valid, binding, and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Article VI.

               (iv)  In the event that the Indemnitee, pursuant to this
Section 6.4(d), seeks a judicial adjudication of or an award in arbitration to enforce rights under, or to recover damages for breach of, this Article VI, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any expenses actually and reasonably incurred by the Indemnitee if the Indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be prorated accordingly.

          (e)  Definitions.  For purposes of this Section 6.4:

               (i) "Authorized Officer" shall mean any one (1) of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President, or the Secretary of the Corporation.

               (ii) "Change in Control" shall mean the occurrence of any of the following (A) any merger or consolidation of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation's Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one (1) transaction or a series of related transactions) of all or substantially all, of the assets of the Corporation, or the liquidation or dissolution of the Corporation, or (C) individuals who would constitute a majority of the members of the Board of Directors elected at any meeting of stockholders of the Corporation [or by written consent] (without regard to any members of the Board of Directors elected pursuant to the terms of any series of Preferred Stock) shall be elected to the Board of Directors and the election or the nomination for election by the stockholders of the Corporation of such directors was not approved by a vote of at least two-thirds (2/3) of the directors in office immediately prior to such election.

               (iii) "Disinterested Director" shall mean a director of the Corporation who is not or was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

               (iv) "Independent Counsel" shall mean a law firm or a member of a law firm that neither presently is, nor in the past five (5) years has been, retained to represent (A) the Corporation or the Indemnitee in any matter material to either such party or (B) any other party to the Proceeding giving rise to a claim for indemnification under this Article VI. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights under this
Article VI.

     6.5 Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal, or unenforceable for any reason whatsoever (a) the validity, legality, and enforceability of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this
Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or enforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

     6.6 Indemnification of Employees Serving as Directors. The Corporation, to the fullest extent of the provisions of this Article VI with respect to the indemnification of directors and officers of the Corporation, shall indemnify any person who is or was an employee of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending, or completed Proceeding by reason of the fact that such employee is or was serving (a) as a director of a corporation in which the Corporation had at the time of such service, directly or indirectly, a fifty percent (50%) or greater equity interest (a "Subsidiary Director") and (b) at the written request of an Authorized Officer, as a director of another corporation in which the Corporation had at the time of such service, directly or indirectly, a less than fifty percent (50%) equity interest (or no equity interest at all) or in a capacity equivalent to that of a director for any partnership, joint venture, trust, or other enterprise (including, without limitation, any employee benefit plan) in which the Corporation has an interest (a "Requested Employee"), against all expenses (including, without limitation, attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such Subsidiary Director or Requested Employee in connection with such Proceeding. The Corporation may also advance expenses incurred by any such Subsidiary Director or Requested Employee in connection with any such Proceeding, consistent with the provisions of this Article VI with respect to the advancement of expenses of directors and officers of the Corporation.

     6.7 Indemnification of Employees and Agents. Notwithstanding any other provision or provisions of this Article VI, the Corporation, to the fullest extent of the provisions of this Article VI with respect to the indemnification of directors and officers of the Corporation, may indemnify any person other than a director or officer of the Corporation, a Subsidiary Director or a Requested Employee, who is or was an employee or agent of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending, or completed Proceeding by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation or of a Covered Entity against all expenses (including, without limitation, attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding. The Corporation may also advance expenses incurred by such employee or agent in connection with any such Proceeding, consistent with the provisions of this Article VI with respect to the advancement of expenses of directors and officers of the Corporation.

                               ARTICLE VII
             CERTIFICATES FOR SHARES AND TRANSFER OF SHARES

     7.1 Certificates for Shares. The shares of stock of the Corporation shall be represented by certificates, or shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. To the extent that shares are represented by certificates, such certificates whenever authorized by the Board of Directors, shall be in such form as shall be approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chairman and the Chief Executive Officer, or by any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation, which may be a facsimile thereof. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar. Although any officer, transfer agent, or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of its issue.

     The stock ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board of Directors.

     7.2 Transfer of Shares. Transfers of shares of stock of each class of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof, or by such holder's attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, if any, and if such shares are represented by a certificate, upon surrender of the certificate(s) for such shares properly endorsed or accompanied by a duly executed stock transfer power (or by proper evidence of succession, assignment, or authority to transfer) and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. The person or entity in whose name shares are registered on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security and not absolutely, and written notice thereof shall be given to the Secretary or to such transfer agent, such fact shall be stated in the entry of the transfer. No transfer of shares shall be valid as against the Corporation, its stockholders, and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

     7.3 Registered Stockholders and Addresses of Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
Each stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any stockholder shall fail to designate such address, corporate notices may be given to such person by mail directed to such person at such person's post office address, if any, as the same appears on the stock record books of the Corporation or at such person's last known post office address.

     7.4 Lost, Stolen, Destroyed, and Mutilated Certificates. The holder of any certificate representing any shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction, or mutilation of such certificate. The Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft, or destruction of the certificate, upon satisfactory proof of such loss, theft, or destruction. The Board of Directors, or a committee designated thereby, or the transfer agents and registrars for the stock, may, in their discretion, require the owner of the lost, stolen, or destroyed certificate, or such person's or entity's legal representative, to give the Corporation a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

     7.5 Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificated or uncertificated shares of stock of each class and series of the Corporation and may make such rules and take such action as it may deem expedient concerning the issue of certificates in lieu of certificates claimed to have been lost, destroyed, stolen, or mutilated.

     7.6 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders of the Corporation or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders of the Corporation shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     7.7 Transfer Agents and Registrars. The Board of Directors may appoint or authorize any officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars.

     7.8 Treasury Shares. Treasury shares of the Corporation shall consist of shares which the Corporation has issued and thereafter acquired by not canceled. Treasury shares shall not carry voting or dividend rights.

                              ARTICLE VIII
                               AMENDMENTS

     In furtherance, and not in limitation, of the powers conferred upon the Corporation by applicable law, the Board of Directors is hereby expressly authorized to adopt, amend, alter, or repeal these Bylaws or adopt new Bylaws, without any action on the part of the stockholders of the Corporation, by the vote of a majority of the whole Board of Directors.
In addition to any provisions of applicable law, any provisions of the Certificate of Incorporation, and any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of the Certificate of Incorporation (and notwithstanding the fact that a lesser vote or no vote may be permitted by applicable law), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, shall be required to adopt, amend, alter, or repeal any term or provision of these Bylaws that would make these Bylaws inconsistent or conflict with Section 4.3 (Description of Preferred Stock), Article V (Board of Directors), Article VI (Amendment of Certificate of Incorporation), this
Article VII (Amendment of Bylaws), Article IX (Meetings of Stockholders), or
Article X (Indemnification) of the Certificate of Incorporation.

                               ARTICLE IX
                                 NOTICES

     9.1 General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Corporation. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

     9.2 Waiver of Notice. Whenever any notice whatsoever is required to be given by these Bylaws, the Certificate of Incorporation, or law, the person entitled thereto may, either before or after the meeting or other matter in respect of which such notice is to be given, waive such notice in writing or as otherwise permitted by law, which shall be filed with or entered upon the records of the meeting or the records kept with respect to such other matter, as the case may be, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to such notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                               ARTICLE X
                             MISCELLANEOUS

     10.1 Seal. The Board of Directors shall provide a suitable corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and shall be in the charge of the Secretary. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     10.2 Fiscal Year. The Board of Directors shall have the authority to fix and change the fiscal year of the Corporation.

     10.3 Execution of Documents. The Board of Directors or any committee thereof shall designate the officers, employees, and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, notes, checks, drags, and other orders for the payment of money, and other documents for and in the name of the Corporation and may authorize (including, without limitation, authority to redelegate) by written instrument to other officers, employees, or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board of Directors or any such committee may determine. In the absence of such designation referred to in the first sentence of this Section, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties; provided, however, that no loans shall be contracts on behalf of the Corporation and no evidences of indebtedness shall be issued in the corporate name unless authorized by a resolution of the Board of Directors.

     10.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or any committee thereof or any officer of the Corporation to whom power in respect of financial operations shall have been delegated by the Board of Directors or any such committee or in these Bylaws shall select.

     10.5 Checks. All checks, drafts, and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof or by any officer of the Corporation to whom power in respect of financial operations shall have been delegated by the Board or any such committee thereof or as set forth in these Bylaws.

     10.6 Proxies in Respect of Stock or Other Securities of Other Entities. The Board of Directors or any committee thereof shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation or other entity, and to vote or consent in respect of such stock or securities. Such designated officers may instruct the person(s) so appointed as to the manner of exercising such powers and rights and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

     10.7 Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Corporation may use such facsimile signatures of any officer(s) or agent(s) of the Corporation as the Board of Directors may authorize.

     10.8 Subject to Law and Certificate of Incorporation. All powers, duties, and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by applicable law and the provisions of the Certificate of Incorporation.

                Remainder of Page Intentionally Left Blank.
                       Signature Page To Follow.














































     IN WITNESS WHEREOF, the undersigned director hereby certifies that the foregoing constitutes a true and correct copy of the bylaws of Alternate Marketing Networks, Inc., a Delaware corporation, as adopted by the board of directors of the corporation on the ___ day of __________, 2002.

     Executed as of this ____ day of __________, 2002.


                                 By: /s/ Phillip D. Miller
                                 Name: Phillip D. Miller
                                 Title: Director













































                               APPENDIX E

                   BUSINESS CORPORATION ACT (EXCERPTS)
                             Act 284 of 1972

450.1761  Definitions.  [M.S.A. 21.200(761)]

Sec. 761.  As used in sections 762 to 774:

     (a) "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving corporation by merger of that issuer.

     (c) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 762 and who exercises that right when and in the manner required by sections 764 through 772.

     (d) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporation action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (e) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (f) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (g)  "Shareholder" means the record or beneficial shareholder.

450.1762  Right of shareholder to dissent and obtain payment for shares.

Sec. 762. (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 703a or 736(5) or the articles of incorporation and the shareholder is entitled to vote on the merger, or the corporation is a subsidiary that is merged with its parent under section 711.

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

     (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order.

     (d) An amendment of the articles of incorporation giving rise to a right to dissent pursuant to section 621.

     (e)  A transaction giving rise to a right to dissent pursuant to section 754.

     (f) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (g) The approval of a control share acquisition giving rise to a right to dissent pursuant to section 799.

(2) Unless otherwise provided in the articles of incorporation, bylaws, or a resolution of the board, a shareholder may not dissent from any of the following:

     (a) Any corporate action set forth in subsection (1)(a) to (e) as to shares that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, on the record date fixed to vote on the corporate action or on the date the resolution of the parent corporation's board is adopted in the case of a merger under section 711 not requiring shareholder vote under section 713.

     (b) A transaction described in subsection (1)(a) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) on the effective date of the merger or any combination thereof.

     (c) A transaction described in subsection (1)(b) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) on the effective date of the share exchange or any combination thereof.

     (d) A transaction described in subsection (1)(c) that is conducted pursuant to a plan of dissolution providing for distribution of substantially all of the corporation's net assets to shareholders in accordance with their respective interests within one year after the date of closing of the transaction, where the transaction is for cash or shares that satisfy the requirements of subdivision (a) on the date of closing or any combination thereof.

(3) A shareholder entitled to dissent and obtain payment for his or her shares pursuant to subsection 1(a) to (e) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(4) A shareholder who exercises his or her right to dissent and seek payment for his or her shares pursuant to subsection (1)(f) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

450.1763 Rights of partial dissenter; assertion of dissenters' rights by beneficial shareholder. [M.S.A. 21.200(763)]

Section 763. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if all of the following apply:

     (a) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

     (b) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

450.1764 Corporate action creating dissenters' rights; vote of shareholders; notice. [M.S.A. 21.200(764)]

Sec. 764. (1) If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this act and shall be accompanied by a copy of sections 761 to 774.

(2) If corporate action creating dissenters' rights under section 762 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section
766. A shareholder who consents to the corporate action is not entitled to assert dissenters' rights.

450.1765  Notice of intent to demand payment for shares.  [M.S.A.
21.200(765)]

Section 765. (1) If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and must not vote his or her shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment for his or her shares under this act.

450.1766 Dissenters' notice; delivery to shareholders; contents. [M.S.A. 21.200(766)]

Sec. 766. (1) If proposed corporate action creating dissenters' rights under section 762 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 765.

(2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must provide all of the following:

     (a) State where the payment demand must be sent and where and when certificates for shares represented by certificates must be deposited.

     (b) Inform holders of shares without certificates to what extent transfer of the shares will be restricted after the payment demand is received.

     (c) Supply a form for the payment demand that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether he or she acquired beneficial ownership of the shares before the date.

     (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (1) notice is delivered.

450.1767 Duties of shareholder sent dissenter's notice; retention of rights; failure to demand payment or deposit share certificates. [M.S.A. 21.200(767)]

Sec. 767. (1) A shareholder sent a dissenter's notice described in section 766 must demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 766(2)(c), and deposit his or her certificates in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits his or her share certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(3) A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this act.

450.1768 Restriction on transfer of shares without certificates; retention of rights. [M.S.A. 21.200(768)]

Sec. 768. (1) The corporation may restrict the transfer of shares without certificates from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 770.

(2) The person for whom dissenters' rights are asserted as to shares without certificates retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

450.1769 Payment by corporation to dissenter; accompanying documents. [M.S.A. 21.200(769)]

Sec. 769. (1) Except as provided in section 771, within 7 days after the proposed corporate action is taken or a payment demand is received, whichever occurs later, the corporation shall pay each dissenter who complied with section 767 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(2)  The payment must be accompanied by all of the following:

     (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and if available the latest interim financial statements.

     (b) A statement of the corporation's estimate of the fair value of the shares.

     (c)  An explanation of how the interest was calculated.
     (d)  A statement of the dissenter's rights to demand payment under section 772.

450.1770 Return of deposited certificates and release of transfer restrictions; effect of corporation taking proposed action. [M.S.A. 21.200(770)]

Sec. 770. (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on shares without certificates.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 766 and repeat the payment demand procedure.

450.1771 Election to withhold payment from dissenter; offer to pay estimated fair value of shares, plus accrued interest; statements; explanation. [M.S.A. 21.200(771)]

Sec. 771.  (1) A corporation may elect to withhold payment required by section 769 from a dissenter unless he or she was the beneficial owner of the shares before the date set forth in the dissenters' notice pursuant to section 766(2)(c).

(2) To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who shall agree to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 772.

450.1772 Demand for payment of dissenter's estimate or rejection of corporation's offer and demand for payment of fair value and interest due; waiver. [M.S.A. 21.200(772)]

Sec. 772. (1) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 769, or reject the corporation's offer under section 771 and demand payment of the fair value of his or her shares and interest due, if any, one of the following applies:

     (a) The dissenter believes that the amount paid under section 769 or offered under section 771 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

     (b) The corporation fails to make payment under section 769 within 60 days after the date set for demanding payment.

     (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on shares without certificates within 60 days after the date set for demanding payment.

(2) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his or her shares.

450.1773 Petitioning court to determine fair value of shares and accrued interest; failure of corporation to commence proceeding; venue; parties; service; jurisdiction; appraisers; discovery rights; judgment. [M.S.A. 21.200(773)]

Sec. 773. (1) If a demand for payment under section 772 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the circuit court of the county in which the corporation's principal place of business or registered office is located. If the corporation is a foreign corporation without a registered office or principal place of business in this state, it shall commence the proceeding in the county in this state where the principal place of business or registered office of the domestic corporation whose shares are to be valued was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or for the fair value, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 771.

450.1773a Referee; appointment; powers; compensation; duties; objections to report; application to court for action; adoption, modification, or recommitment of report; further evidence; judgment; review. [M.S.A. 21.200(773a)]

Sec. 773a. (1) In a proceeding brought pursuant to section 773, the court may, pursuant to the agreement of the parties, appoint a referee selected by the parties and subject to the approval of the court. The referee may conduct proceedings within the state, or outside the state by stipulation of the parties with the referee's consent, and pursuant to the Michigan court rules. The referee shall have powers that include, but are not limited to, the following:

     (a) To hear all pretrial motions and submit proposed orders to the court. In ruling on the pretrial motion and proposed orders, the court shall consider only those documents, pleadings, and arguments that were presented to the referee.

     (b) To require the production of evidence, including the production of all books, papers, documents, and writings applicable to the proceeding, and to permit entry upon designated land or other property in the possession or control of the corporation.

     (c) To rule upon the admissibility of evidence pursuant to the Michigan rules of evidence.

     (d)  To place witnesses under oath and to examine witnesses.

     (e)  To provide for the taking of testimony by deposition.

     (f)  To regulate the course of the proceeding.

     (g) To issue subpoenas, when a written request is made by any of the parties, requiring the attendance and testimony of any witness and the production of evidence including books, records, correspondence, and documents in the possession of the witness or under his or her control, at a hearing before the referee or at a deposition convened pursuant to subdivision (e). In case of a refusal to comply with a subpoena, the party on whose behalf the subpoena was issued may file a petition in the court for an order requiring compliance.

(2) The amount and manner of payment of the referee's compensation shall be determined by agreement between the referee and the parties, subject to the court's allocation of compensation between the parties at the end of the proceeding pursuant to equitable principles, notwithstanding section 774.

(3)  The referee shall do all of the following:

     (a)  Make a record and reporter's transcript of the proceeding.

     (b) Prepare a report, including proposed findings of fact and conclusions of law, and a recommended judgment.

     (c) File the report with the court, together with all original exhibits and the reporter's transcript of the proceeding.

(4) Unless the court provides for a longer period, not more than 45 days after being served with notice of the filing of the report described in subsection (3), any party may serve written objections to the report upon the other party. Application to the court for action upon the report and objections to the report shall be made by motion upon notice. The court, after hearing, may adopt the report, may receive further evidence, may modify the report, or may recommit the report to the referee with instructions. Upon adoption of the report, judgment shall be entered in the same manner as if the action had been tried by the court and shall be subject to review in the same manner as any other judgment of the court.

450.1774  Cost of appraisal proceeding.  [M.S.A. 21.200(774)]

Sec. 774. (1) The court in an appraisal proceeding commenced under section 773 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 772.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable in the following manner:

     (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 764 through 772.

     (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this act.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees paid out of the amounts awarded the dissenters who were benefitted.




















































                               APPENDIX F

      ALTERNATE MARKETING NETWORKS, INC. REPORT ON FORM 10-QSB FOR THE
                      THREE MONTHS MARCH 31, 2002

                              United States
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 10-QSB




[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                 For the quarterly period ended March 31, 2002

                                    OR



[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Commission File Number 0-26624
                      ALTERNATE MARKETING NETWORKS, INC.
     (Exact name of small business issuer as specified in its charter)

        Michigan                             38-2841197
(State or other jurisdiction of              (IRS Employer
incorporation or organization)               Identification No.)

One Ionia, SW, Suite 520, Grand Rapids, Michigan       49503
(Address of principal executive offices)               (Zip Code)

        616-235-0698                            FAX 616-235-3405
(Issuer's telephone number, including area code)


     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes (X) No ( )

As of May 5, 2002, 4,586,005 shares of the issuer's common stock were outstanding.

                       This report contains 15 pages.




                    ALTERNATE MARKETING NETWORKS, INC.

                               FORM 10-QSB

                                  INDEX



                                                                        Page
PART I.     Financial Information:                                       No.

            Condensed Consolidated Balance Sheets - March 31, 2002,
             and December 31, 2001 . . . . . . . . . . . . . . . . . . . 3-4

            Condensed Consolidated Statements of Operations - three
             months ended March 31, 2002 and 2001 . . . . . . . . . . . . .5

            Condensed Consolidated Statements of Cash Flows - three
             months ended March 31, 2002 and 2001. . . . . . . . . . . . . 6

            Notes to Condensed Consolidated Financial Statements . . . .7-10

            Management's Discussion and Analysis or Plan
             of Operation . . . . . . . . . . . . . . . . . . . . . . .11-13

PART II.    Other Information:

            Exhibits and Reports on Form 8-K . . . . . . . . . . . . . . .14

            Signatures . . . . . . . . . . . . . . . . . . . . . . . . . .15


























Part I.  Financial Information

             ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

                    Condensed Consolidated Balance Sheets


                                  ASSETS
                                                March 31,      December 31,
                                                  2002             2001
                                               (unaudited)
                                               ------------    ------------
Current assets:
     Cash and cash equivalents                 $ 1,297,384     $ 3,783,082
     Accounts receivable, trade, less
      allowance of $100,000 at March 31
      and December 31                            2,867,707       3,063,875
       Prepaid expenses and other assets             168,914         160,005
     Refundable federal income tax                 180,000         180,000
                                               ------------    ------------
          Total current assets                   4,514,005       7,186,962

Property and equipment:
     Computer equipment                            272,637         272,637
     Furniture and fixtures                        150,292         150,292
                                               ------------    ------------
                                                   422,929         422,929
     Accumulated depreciation and
      amortization                                (353,935)       (345,603)
                                               ------------    ------------
                                                    68,994          77,326

Computer software, net                              56,238          66,991

Goodwill, net                                    2,004,947       2,004,947
                                               ------------    ------------
                                               $ 6,644,184     $ 9,336,226
                                               ============    ============














                                  Continued



             ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

                    Condensed Consolidated Balance Sheets

                                 LIABILITIES

                                               March 31,      December 31,
                                                  2002             2001
                                               (unaudited)
                                               ------------    ------------
Current liabilities:
     Accounts payable                          $ 1,263,020      $1,596,613
     Accrued liabilities                           157,632         184,652
     Deferred revenue                               62,076          15,625
     Dividend payable                                            2,293,052
                                               ------------    ------------
          Total current liabilities              1,482,728       4,089,942



Commitments and contingencies

                              SHAREHOLDERS' EQUITY

Preferred stock-no par value, 2,000,000
 authorized, no shares issued and outstanding
Common stock-no par value, voting, 14,000,000
 authorized shares; 4,586,005 shares issued
 and outstanding at March 31, 2002 and
 December 31, 2001                              11,708,282      11,708,282
Accumulated losses, through September 30, 1993
 (Note 4)                                       (1,291,039)     (1,291,039)
                                               ------------    ------------
          Total common stock                    10,417,243      10,417,243

Accumulated losses, since October 1, 1993
 (Note 4)                                       (5,255,787)     (5,170,959)
                                               ------------    ------------
          Total shareholders' equity             5,161,456       5,246,284
                                               ------------    ------------
                                               $ 6,644,184     $ 9,336,226
                                               ============    ============







  The accompanying notes are an integral part of the condensed consolidated financial statements.





             ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

              Condensed Consolidated Statements of Operations

                                                Three months ended
                                                     March 31,
                                           ----------------------------
                                                2002           2001
                                           -------------  -------------
                                                   (unaudited)
Net sales                                    $4,081,545     $3,560,097
Cost of sales                                 3,171,929      2,750,919
                                            ------------   ------------
     Gross profit                               909,616        809,178
Selling, general and administrative expenses  1,002,258      1,075,662
                                            ------------   ------------
Loss from operations                        (    92,642)   (   266,484)
Other income (expense), net                       7,814         45,596
                                            ------------   ------------
Net loss                                    ($   84,828)   ($  220,888)
                                            ============   ============
Net loss per share: (Note 3)
 Basic                                      ($      .02)   ($      .05)
                                            ============   ============
 Diluted                                    ($      .02)   ($      .05)
                                            ============   ============

Weighted average number of shares
 outstanding: (Note 3)
 Basic                                        4,586,005      4,679,018
                                            ============   ============
 Diluted                                      4,586,005      4,679,018
                                            ============   ============






  The accompanying notes are an integral part of the condensed consolidated financial statements.















            ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

              Condensed Consolidated Statements of Cash Flows



                                                    Three months ended
                                                         March 31,
                                               --------------------------
                                                   2002          2001
                                               ------------  ------------
                                                      (unaudited)

Net cash flows from (used in)operating
 activities                                    ($  192,696)  $   202,078
                                               ------------  ------------
Net cash flows used in investing activities                  (       787)
                                               ------------  ------------
Net cash flows used in financing activities    ( 2,293,002)  (    34,144)
                                               ------------  ------------
Net increase (decrease) in cash and
 cash equivalents                              ( 2,485,698)      167,147

Cash and cash equivalents, beginning
 of period                                       3,783,082     3,196,179
                                               ------------  ------------
Cash and cash equivalents, end of
 period                                         $1,297,384   $ 3,363,326
                                               ============  ============
























  The accompanying notes are an integral part of the condensed consolidated financial statements.
            ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

            NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (unaudited)

1.   Summary of Significant Accounting Policies:

     The interim financial data is unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the results of operations for the interim periods. The financial statements included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures included herein are adequate to make the information presented not misleading. The results of operations for the three months ended March 31, 2002 are not necessarily indicative of the results of operations expected for the year ending December 31, 2002.

     Certain prior year amounts have been reclassified to conform with current year classifications.

     The year-end condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. The organization and business of the Company, accounting policies followed by the Company and other information are contained in the notes to the Company's financial statements filed as part of the Company's Form 10-KSB for the fiscal year ended December 31, 2001. This quarterly report should be read in conjunction with the Form 10-KSB.

2.   Income Taxes:

     At March 31, 2002, the Company had net operating loss carryforwards of approximately $2,480,000, which are available to reduce future taxable income. Related deferred tax assets are fully reserved for. These carryforwards expire in 2006 to 2013. Net operating loss carryforwards related to the operations of National Home Delivery, Inc. prior to the pooling of interest are subject to certain annual limitations. The Company does not recognize any income tax benefit based upon managements' estimate of the realizability of deferred tax assets.













             ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, continued
                                 (unaudited)

3.   Net Loss Per Share Calculations:

     The following tables illustrate the calculations of basic loss per share and diluted loss per share.
                                                 Three months ended
                                                      March 31,
                                            ---------------------------
                                                 2002           2001
                                            ------------   ------------
Income (Numerator):
  Net loss:                                 ($    84,828)   ($  220,888)
                                               =============   ============
Shares (Denominator):
  Basic loss per share:
  Actual weighted average shares outstanding   4,586,005      4,679,018
                                             ============   ===========

  Basic loss per share:
   Net loss per share                      ($        .02) ($        .05)
                                            ============   ============

  Diluted loss per share:
  Actual weighted average shares
   outstanding                                 4,586,005      4,679,018
   Shares upon conversion of warrants and
      options                                      *              *
                                            ------------   ------------
   Adjusted shares outstanding                 4,586,005      4,679,018
                                            ============   ============

  Diluted loss per share:
   Net loss per share                      ($        .02) ($        .05)
                                            ============   ============

*The incremental shares are not included in the computation as they are anti-dilutive.

4.   Accumulated Losses:

     Accumulated losses, through September 30, 1993, represent the losses and capital of the Company during the period of time it was a subchapter S corporation. All subsequent losses of the combined entities are presented under Accumulated losses, since October 1, 1993.







              ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES

       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, continued
                                 (unaudited)

5.   Segment Information:

     The Company evaluates profitability and allocates assets and resources by dividing its business into two operating segments by product areas:

     * Advertising and Marketing - includes newspaper advertising and online marketing;

     * Logistics Marketing - includes the delivery and marketing of telephone directories, as well as, tracking, verification and transportation services.

     Management evaluates segment profitability by reviewing gross profits. Substantially all of the Company's revenues are generated in the United States.

     Segment analysis is provided in the tables below.

                                                  Three months ended
                                                        March 31,
                                               ---------------------------
                                                   2002           2001
                                               ------------   ------------
Revenues:
Advertising and marketing                      $ 3,292,609    $ 2,320,996
Logistics marketing                                788,936      1,239,101
                                               -----------    -----------
Total revenues                                 $ 4,081,545    $ 3,560,097
                                               ===========    ===========

Gross Profits:
Advertising and marketing                      $   571,905    $   443,726
Logistics marketing                                337,711        365,452
                                               -----------    -----------
Total gross profit                                 909,616        809,178

Selling, general & administrative expenses       1,002,258      1,075,662
Other income, net                                    7,814         45,596
                                               -----------    -----------
Income (loss) before income taxes             ($    84,828)   ($  220,888)
                                               ===========    ===========
Gross Profit Percentages:
Advertising and marketing                           17.4%          19.1%
Logistics marketing                                 42.8%          29.5%
                                               -----------    -----------
Total Gross Profit                                  22.3%          22.7%
                                               ===========    ===========



             ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES
       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, continued
                                 (unaudited)

6.   Recent Accounting Pronouncements:

     In July 2001, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets." Both of these Standards provide guidance on how companies account for acquired businesses and related disclosure issues.

     Chief among the provisions of these standards are 1) elimination of the "pooling of interest" method for transactions initiated after June 30, 2001,
2) elimination of amortization of goodwill and "indefinite-lived" intangible assets effective for the Company on January 1, 2002, and 3) annual impairment testing and potential loss recognition for goodwill and non-amortized intangible assets, also effective for the Company on January 1, 2002.

     Regarding the elimination of goodwill and indefinite-lived intangible amortization, this change has been made prospectively upon adoption of the new standard as of January 1, 2002. Earnings information for prior periods is disclosed, exclusive of comparable amortization expense that is eliminated in post-2001 periods as follows:

                                   Three months ended March 31, 2001
                                        Reported        Earnings
                                        Numbers         Per Share

     Reported income (loss)            ($220,888)       ($0.05)
     Add back amortization expense        37,391         $0.01
     Comparable net income (loss)      ($183,497)       ($0.04)

     Management is in the process of performing the transitional impairment testing of goodwill under the provisions of SFAS No. 142. Management has not yet determined the impact of such transitional impairment testing on the carrying value of goodwill.

     The Company continues to amortize intangible assets consisting of software over three to five years. As of March 31, 2002, the unamortized balance of software consisted of $115,205 less accumulated amortization of $58,967. Amortization expense for the period ending March 31, 2002 was $10,753.

7.   Subsequent Events:

     On April 9, 2002, the Company entered into an Agreement and Plan of Reorganization pursuant to which it will acquire Hencie, Inc. Hencie, Inc. is an information technology company offering solutions and applications for a broad range of clients and industry segments. The Company will issue one share of its common stock for 3.563 shares of Hencie common stock to the Hencie shareholders in an all stock transaction. The acquisition is subject to shareholder ratification at the annual shareholders meeting which is currently scheduled to be held July 17, 2002, with an effective date of August 1, 2002.
             ALTERNATE MARKETING NETWORKS, INC. AND SUBSIDIARIES MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview and Plan of Operation

     Alternate Marketing Networks is a single-source provider of marketing services. The Company serves the newspaper, consumer packaged goods, telecommunications, automotive, tourism and e-commerce industries with both short-term and long-term contracts. The Company offers comprehensive services in two primary areas: Advertising and Marketing, and Logistics Marketing.

     * Advertising and Marketing Group. This product group consists of U.S. Suburban Press ("USSPI") and ilikesamples.com. Services provided by this group include suburban newspaper advertising, Hispanic newspaper advertising, and deliveries of product samples to targeted consumers via the Internet.

     * Logistics Marketing Group. This product group consists of Alternate Postal Direct and Total Logistics. Services include the delivery of telephone directories for regional and national companies, as well as tracking, verification and transportation of other goods.

     During the quarter ended March 31, 2002, the Company continued to focus on improving the efficiency and profitability of the two segments through cost controls, time management, and technological improvements. In addition, the Company continued to seek alliances and acquisitions which could improve shareholder value and paid out a special one-time cash dividend of $0.50 per share to shareholders in January 2002.

Results of Operation

     Net sales: Net sales increased approximately 15% for the quarter ending March 31, 2002 as compared to last year. The advertising and marketing group recognized an increase of approximately 42%, or $972,000, over the previous year attributable to new clients and increased sales to existing automotive industry clients. The logistics marketing group recognized a decrease of approximately 36% over the previous year of which approximately $155,000 was from the telephone directory delivery area and approximately $295,000 was attributable to the transportation logistics area.

     Gross margin: The gross margin of the total company remained approximately the same, 22.3% in 2002 as compared to 22.7% 2001. However, the advertising and marketing group realized a decrease from 19.1% in 2001 to 17.4% in 2002 due to competitive forces from clients and newspapers. The logistics marketing group recognized a significant increase of margins from 29.5% in 2001 to 42.8% in 2002 due to cost containment, planning, and improved economic factors such as an improved supply of labor.

     Selling, general and administrative expenses: These expenses decreased approximately 7% over the quarter from the previous year. This was primarily due to the Company continuing to closely monitor overhead items and search for potential additional reductions. The current year quarter also included approximately $15,000 of expenses associated with acquisition and merger initiatives.
     Other income: Interest income for the quarter ending March 31, 2002 was $7,814 as compared to $45,596 in the previous year's quarter. This reduction was largely due to the reduced cash balance after the dividend payment in January 2002 of $2,293,002.

     Income taxes: The Company does not recognize any income tax benefit based upon managements' estimate of the realizability of deferred tax assets.

Liquidity and Capital Resources

     During the first quarter of 2002, the Company recognized a decrease in cash of $2,485,698. During the same quarter of 2001, the Company recognized an increase in cash of $167,147.

     The net losses for 2002 and 2001 included non-cash expenses for depreciation and amortization of $8,332 and $10,753, respectively, for the 2002 quarter, compared to non-cash expenses for depreciation and amortization of $12,244 and $41,591, respectively, for the 2001 quarter. The amortization expense for the 2001 quarter included $37,391 for goodwill amortization. Other changes to cash were working capital fluctuations.

     Cash flow used in financing activities for the period ending March 31, 2002 represents the cash dividend announced in December 2001 and paid in January 2002 of $2,293,002.

     In addition, during the 2001 quarter cash was used for additions to property and equipment totaling $787. Also, during the 2001 quarter the Company used cash to repurchase 25,600 shares of common stock for $34,144.

     The Company has a $1,000,000 bank line of credit for its subsidiary, National Home Delivery, Inc. and a $500,000 line of credit for its subsidiary, Alternate Postal Direct, Inc. Available borrowings are based upon 65% of eligible accounts receivable, not more than 90 days old. The agreements were executed on March 12, 2002 and expire May 1, 2003, bear interest payable monthly at the bank's prime rate. The agreements are collateralized by all accounts receivable and equipment and are subject to certain restrictive financial covenants relating to working capital and tangible net worth. There were no borrowings outstanding as of March 31, 2002.

     The Company believes that these credit facilities along with its current cash balance will be sufficient to fund its current growth plans as well as meet its presently anticipated capital requirements for the foreseeable future.

Outlook for the Future

     The Company will continue in 2002 to work toward completion of its recently announced strategic acquisition as well as focus on its core groups.

     The Advertising and Marketing Group, US Suburban Press (USSPI), will continue to expand its newspaper advertiser capabilities by using recently developed proprietary software to handle contracts and orders and to streamline its ad placement process. This expansion should make USSPI more attractive to national advertisers, who prefer to work with a single party. This initiative should also mitigate the negative impact on gross margins from national advertisers who seek to lower advertising rates while newspapers seek increases.

     In 2002 the Logistics Marketing Group expects to maintain recent gains in gross margins by controlling direct costs.

     The Company plans to closely monitor overhead to better reflect its current operational needs while maintaining strong support for all core business functions and growth objectives.

     On April 9, 2002, the Company entered into an agreement for the acquisition of Hencie, Inc., a Texas-based information technology solutions provider, in an all-stock transaction. The agreement is subject to shareholder ratification at the annual shareholders meeting to be held July 23, 2002 and will be effective on August 1, 2002. The Company expects the Hencie business to offer a third segment of services to its existing customers.

Forward-looking Statements

     Except for historical information contained herein, the matters set forth in this management discussion and analysis are forward-looking statements based on current expectations. Actual results may differ materially. These forward-looking statements involve a number of risks and uncertainties including, but not limited to, competition, the timing of receipt and fulfillment of orders, the implementation of the Company's reorientation as a marketing services company (including continuing strategic acquisitions and in-house development of products and services), the effectiveness of the Company's marketing programs, the integration of acquired companies, and the Company's success in developing and capitalizing on strategic alliances.






















PART II.    Other Information:

Item 6.     Exhibits and Reports on Form 8-K.

During the period of this report, there were no filings on Form 8-K.


















































                                SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ALTERNATE MARKETING NETWORKS, INC.


Date: May 14, 2002                       By: /s/Phillip D. Miller
                                            Phillip D. Miller
                                            Chief Executive Officer

                                         By: /s/Sandra J. Smith
                                            Sandra J. Smith
                                            Chief Financial Officer







































                              APPENDIX G

                   ALTERNATE MARKETING NETWORKS, INC.

              AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE
                                 AND
                          STOCK OPTION PLAN

                          Table of Contents

  1.  Purpose of Plan                                                      1
  2.  Stock Subject to Plan                                                1
  3.  Administration of Plan                                               1
  4.  Eligibility                                                          2
  5.  Price                                                                2
  6.  Term                                                                 3
  7.  Exercise of Option or Award                                          3
  8.  Additional Restrictions                                              3
  9.  Alternative Stock Appreciation Rights                                4
 10.  Ten Percent Shareholder Rule                                         4
 11.  Non-Transferability                                                  4
 12.  Restricted Stock Awards                                              4
 13.  Performance Awards                                                   5
 14.  Dilution or Other Adjustments                                        6
 15.  Amendment or Discontinuance of Plan                                  6
 16.  Income Tax Withholding and Tax Bonuses                               6
 17.  Effective Date and Termination of Plan                               6




























              AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE AND
                             STOCK OPTION PLAN


1.     Purpose of Plan

       This Plan shall be known as the "Alternate Marketing Networks, Inc. 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Alternate Marketing Networks, Inc., a Delaware corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be stock appreciation rights ("SARs"), restricted stock or performance awards as hereinafter described.

2.     Stock Subject to Plan

       Subject to the provisions of Section 14 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized Common Stock, no par value (the "Common Shares"). Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in
Section 14 hereof, the maximum number of shares on which options may be exercised or other award issued under this Plan shall be 1,500,000 Common Shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3.     Administration of Plan

       (a) Except as provided in Section 3(b) hereof, the Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the committee shall be comprised of all of the members of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee.")

       (b) The Board of Directors may, by a resolution adopted by the Board, authorize one or more officers of the Company to do one or both of the following: (i) designate officers and employees of the Company or of any of its subsidiaries to be recipients of such options or other awards under the Plan, and (ii) determine the number of such options or other awards under the Plan to be received by such officers and employees; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of common shares subject to such officer or officers may so award. The Board of Directors may not authorize an officer to designate himself or herself as a recipient of any such options or other awards.

       (c) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the persons to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each,
(iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

       (d) The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4.     Eligibility

       Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of the services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection
(d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at the time.

5.     Price

       The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.     Term

       Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.     Exercise of Option or Award

       (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

       (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

       (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares, or securities of any subsidiary (direct or indirect) of the Company, already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares or (ii) a combination of cash and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.     Additional Restrictions

       The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

9.     Alternative Stock Appreciation Rights

       (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

       (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests to be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in Section 5 herein.

10.     Ten Percent Shareholder Rule

        Notwithstanding any other provision in the Plan, if at the time an option is granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11.     Non-Transferability

        Except as otherwise provided in an option or award agreement, no option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution, and during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

12.     Restricted Stock Awards

        Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

        (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

        (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificates until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

        (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

13.     Performance Awards

        The Committee is further authorized to grant Performance awards. Subject to the terms of this Plan and any applicable award agreement, a Performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the granter and by the Company under any Performance award shall be determined by the Committee.

14.     Dilution or Other Adjustments

        If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

15.     Amendment or Discontinuance of Plan

        The Board of Directors may amend or discontinue at any time.
Subject to the provisions of Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.

16.     Income Tax Withholding and Tax Bonuses

        (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

        (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payment shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.
17.     Effective Date and Termination of Plan

        (a) The Plan was approved by the Board of Directors by unanimous action in writing, effective July 21, 1995 and by the shareholders of the Company by unanimous action in writing, effective July 21, 1995.

        (b)  Unless the Plan shall have been discontinued as provided in
Section 14 hereof, the Plan shall terminate July 20, 2005. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.